Exhibit 10.1

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S PIZZA DISTRIBUTION LLC,

DOMINO’S IP HOLDER LLC and

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.

each as Co-Issuer

and

CITIBANK, N.A.,

as Trustee and Securities Intermediary

BASE INDENTURE

Dated as of April 16, 2007

Asset Backed Notes

(Issuable in Series)

(Continued)

(Continued)

(Continued)

(Continued)

ANNEXES

Annex A	Base Indenture Definitions List

EXHIBITS

Exhibit A	Weekly Servicer’s Report
Exhibit B	Quarterly Servicer’s Certificate
Exhibit C	Monthly Distributor Profit Certificate
Exhibit D-1	Form of Grant of Security Interest in Trademarks
Exhibit D-2	Form of Grant of Security Interest in Patents
Exhibit D-3	Form of Grant of Security Interest in Copyrights
Exhibit E-1	Form of Supplemental Grant of Security Interest in Trademarks
Exhibit E-2	Form of Supplemental Grant of Security Interest in Patents
Exhibit E-3	Form of Supplemental Grant of Security Interest in Copyrights
Exhibit F	Form of Information Request Certification

SCHEDULES

Schedule 7.3	–	Consents
Schedule 7.6	–	Plans
Schedule 7.7	–	Proposed Tax Assessments
Schedule 7.13(a)	–	Non-Perfected Liens
Schedule 7.19	–	Insurance
Schedule 7.21	–	Pending Actions or Proceedings Relating to the Securitization IP and the Overseas IP
Schedule 8.11	–	Liens

x

BASE INDENTURE, dated as of April 16, 2007, by and among DOMINO’S PIZZA MASTER ISSUER LLC, a Delaware limited liability company (the “Master Issuer”), DOMINO’S PIZZA DISTRIBUTION LLC, a Delaware limited liability company (the “Domestic Distributor”), DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a Delaware corporation (the “SPV Canadian Holdco”), DOMINO’S IP HOLDER LLC, a Delaware limited liability company (the “IP Holder” and together with the Master Issuer, the Domestic Distributor and the SPV Canadian Holdco, collectively, the “Co-Issuers” and each, a “Co-Issuer”), each as a Co-Issuer, and CITIBANK, N.A., a national banking association, as trustee (in such capacity, the “Trustee”), and as securities intermediary.

W I T N E S S E T H:

WHEREAS, the Co-Issuers have duly authorized the execution and delivery of this Base Indenture to provide for the issuance from time to time of one or more series of asset backed notes (the “Notes”), issuable as provided in this Base Indenture; and

WHEREAS, all things necessary to make this Base Indenture a legal, valid and binding agreement of the Co-Issuers, in accordance with its terms, have been done, and the Co-Issuers propose to do all the things necessary to make the Notes, when executed by the Co-Issuers and authenticated and delivered by the Trustee hereunder and duly issued by the Co-Issuers, the legal, valid and binding obligations of the Co-Issuers as hereinafter provided;

NOW, THEREFORE, for and in consideration of the premises and the receipt of the Notes by the Noteholders, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Noteholders (in accordance with the priorities set forth herein and in any Series Supplement), as follows:

ARTICLE I

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.1 Definitions.

Capitalized terms used herein (including the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Definitions List attached hereto as Annex A (the “Base Indenture Definitions List”), as such Definitions List may be amended, supplemented or modified from time to time in accordance with the provisions hereof.

Section 1.2 Cross-References.

Unless otherwise specified, references in the Indenture and in each other Related Document to any Article or Section are references to such Article or Section of the Indenture or such other Related Document, as the case may be and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

Section 1.3 Accounting and Financial Determinations; No Duplication.

Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any accounting computation is required to be made, for the purpose of the Indenture or any other Related Document, such determination or calculation shall be made, to the extent applicable and except as otherwise specified in the Indenture or such other Related Document, in accordance with GAAP. When used herein, the term “financial statement” shall include the notes and schedules thereto. All accounting determinations and computations hereunder or under any other Related Documents shall be made without duplication.

Section 1.4 Rules of Construction.

In the Indenture and the other Related Documents, unless the context otherwise requires:

(a) the singular includes the plural and vice versa;

(b) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by the Indenture and the applicable Related Document, as the case may be, and reference to any Person in a particular capacity only refers to such Person in such capacity;

(c) reference to any gender includes the other gender;

(d) reference to any Requirement of Law means such Requirement of Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time;

(e) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; and

(f) with respect to the determination of any period of time, except as otherwise specified, “from” means “from and including” and “to” means “to but excluding”.

ARTICLE II

THE NOTES

Section 2.1 Designation and Terms of Notes.

(a) Each Series of Notes shall be substantially in the form specified in the applicable Series Supplement and shall bear, upon its face, the designation for such Series to which it belongs as selected by the Co-Issuers, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted hereby or by the applicable Series Supplement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined to be appropriate by the Authorized Officers of the Co-Issuers executing such Notes, as evidenced by execution of such Notes by such Authorized Officers. All Notes of any Series shall, except as specified in the applicable Series Supplement, be equally and ratably entitled as provided herein to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Base Indenture and any applicable Series Supplement. The aggregate principal amount of Notes which may be authenticated and delivered under this Base Indenture is unlimited. The Notes of each Series shall be issued in the denominations set forth in the applicable Series Supplement.

(b) With respect to any Variable Funding Note Purchase Agreement entered into by the Co-Issuers in connection with the issuance of any Class A-1 Senior Notes, whether or not any of the following shall have been specifically provided for in the applicable provision of the Indenture Documents, the following shall be true (except to the extent that the Series Supplement with respect to such Class of Notes shall provide otherwise):

(i) for purposes of any provision of any Indenture Document relating to any vote, consent, direction or the like to be given by such Class on any date, any commitments to extend credit under such Variable Funding Note Purchase Agreement that are not drawn on such date shall be treated as if they were fully drawn and outstanding as Outstanding Principal Amount, without duplication as among different Subclasses so as to ensure that for such purpose the Outstanding Principal Amount does not exceed the maximum aggregate amount of such commitments; and

(ii) for purposes of any provisions of any Indenture Document relating to termination, discharge or the like, such Class shall continue to be deemed Outstanding unless and until all commitments to extend credit under such Variable Funding Note Purchase Agreement have been terminated thereunder.

Section 2.2 Notes Issuable in Series.

(a) The Notes may be issued in one or more Series. Each Series of Notes shall be created by a Series Supplement.

(b) So long as each of the certifications described in clause (xi) below are true and correct as of the applicable Series Closing Date, Notes of a new Series may from time to time be executed by the Co-Issuers and delivered to the Trustee for authentication and thereupon the same shall be authenticated and delivered by the Trustee upon the receipt by the Trustee of a Company Request at least five (5) Business Days (except in the case of the issuance of the Initial Series of Notes) in advance of the related

Series Closing Date and upon performance or delivery by the Co-Issuers to the Trustee and the Control Party, and receipt by the Trustee and the Control Party, of the following:

(i) a Company Order authorizing and directing the authentication and delivery of the Notes of such new Series by the Trustee and specifying the designation of such new Series, the Initial Principal Amount (or the method for calculating the Initial Principal Amount) of such new Series to be authenticated and the Note Rate with respect to such new Series;

(ii) a Series Supplement satisfying the criteria set forth in Section 2.3 executed by the Co-Issuers and the Trustee and specifying the Principal Terms of such new Series;

(iii) if there is one or more Series of Notes Outstanding, written confirmation from each Rating Agency that the Rating Agency Condition with respect to each Series of Notes Outstanding shall have been satisfied with respect to such issuance;

(iv) any related Insurance Agreement entered into in connection with such issuance and executed by each of the parties thereto;

(v) any related Enhancement Agreement entered into in connection with such issuance and executed by each of the parties thereto in compliance with Section 8.32;

(vi) any related Interest Rate Hedge Agreement entered into in connection with such issuance and executed by each of the parties thereto in compliance with Section 8.33;

(vii) if the Initial Series of Notes is Outstanding and such new Series of Notes are Insured Senior Notes, the Co-Issuers have complied in all respects with the Credit Protection First Offer Procedure;

(viii) if (A) the Initial Series of Notes is Outstanding, (B) such new Series of Notes are Insured Senior Notes and (C) the Series Anticipated Repayment Date with respect to such new Series of Insured Senior Notes is scheduled to occur on or prior to the Series Anticipated Repayment Date that is scheduled to occur with respect to either the Initial Series of Notes or any Series of Insured Senior Notes Outstanding that is insured by the Lead Insurer with respect to the Initial Series of Notes, the Lead Insurer with respect to the Initial Series of Notes has, in its sole discretion, approved, in writing delivered to the Co-Issuers and the Trustee, of the Series Anticipated Repayment Date with respect to such new Series of Insured Senior Notes;

(ix) if (A) the Initial Series of Notes is Outstanding, (B) such new Series of Notes are Insured Senior Notes and (C) the Lead Insurer with respect to the Initial Series of Notes is the Control Party, the prior written consent of the Lead Insurer with respect to the Initial Series of Notes; provided, however, that such consent shall not be required if such Lead Insurer will not cease to be the Control Party due to the issuance of such new Series of Insured Senior Notes;

(x) if the Initial Series of Notes is Outstanding and such new Series of Notes are Uninsured Senior Notes, the prior written consent of the Lead Insurer with respect to the Initial Series of Notes such consent not to be unreasonably withheld or delayed;

(xi) an Officer’s Certificate executed by an Authorized Officer of each Co-Issuer dated as of the applicable Series Closing Date to the effect that:

(A) no Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default has occurred and is continuing or will occur as a result of the issuance of the new Series of Notes;

(B) for any Series Closing Date other than the Initial Closing Date, no Cash Trapping Period was in effect on either of the two Quarterly Payment Dates immediately preceding such Series Closing Date, and for the Initial Closing Date, no Cash Trapping Period is in effect on such date;

(C) all conditions precedent with respect to the authentication and delivery of such new Series of Notes provided in this Base Indenture, the related Series Supplement and, if applicable, the related Variable Funding Note Purchase Agreement and any other related note purchase agreement executed in connection with the issuance of such new Series of Notes have been satisfied or waived;

(D) if such new Series of Notes are Senior Notes, the Global G&C Agreement is in full force and effect as to such new Series of Notes;

(E) if the Initial Series of Notes is Outstanding and if such new Series of Notes includes Subordinated Debt, the terms of any such new Series of Notes with respect to the issuance of any Subordinated Debt include the Subordinated Debt Provisions to the extent applicable;

(F) if the Initial Series of Notes is Outstanding and if such new Series of Notes includes Insured Senior Notes, (1) the Series Anticipated Repayment Date with respect to the Initial Series of Notes has not been extended pursuant to the terms of the applicable Series Supplement, (2) after giving effect to the issuance of such new Series of Notes, the Senior Debt Leverage Ratio as of the applicable Series Closing Date is less than 6.75, (3) after giving effect to the issuance of such new Series of Notes, the Pro Forma Quarterly DSCR (without giving credit for any Retained Collections Contributions) as of the applicable Series Closing Date is greater than or equal to the Initial Pro Forma Quarterly

DSCR and (4) the terms of any such new Series of Notes include the Insured Senior Notes Debt Provisions; and

(G) each of the parties to the Related Documents with respect to such new Series of Notes has covenanted and agreed in the Related Documents that, prior to the date which is one year and one day after the payment in full of the latest maturing Note, it will not institute against, or join with any other Person in instituting, against any Securitization Entity, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law;

(xii) a Tax Opinion dated the applicable Series Closing Date; provided, however, that, if there are no Notes Outstanding, only the opinions set forth in clauses (b) and (c) of the definition of Tax Opinion are required to be given in connection with the issuance of such new Series of Notes;

(xiii) an Opinion of Counsel, subject to the assumptions and qualifications stated therein, and in a form reasonably acceptable to the Control Party, dated the applicable Series Closing Date, substantially to the effect that:

(A) all of the instruments described in this Section 2.2(b) furnished to the Trustee and the Control Party conform to the requirements of this Base Indenture and the related Series Supplement and the new Series of Notes is permitted to be authenticated by the Trustee pursuant to the terms of this Base Indenture and the related Series Supplement;

(B) the related Series Supplement has been duly authorized, executed and delivered by the Co-Issuers;

(C) such new Series of Notes has been duly authorized and executed and, when authenticated and delivered in accordance with the provisions of this Base Indenture and the related Series Supplement, will constitute valid, binding and enforceable obligations of the Co-Issuers entitled to the benefits of this Base Indenture and the related Series Supplement, subject, in the case of enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and to general principles of equity;

(D) if such new Series of Notes are Senior Notes, the Global G&C Agreement is enforceable with respect to such new Series of Senior Notes;

(E) the Lien and the security interests created by the Base Indenture and the Global G&C Agreement on the Collateral remain perfected as required by the Base Indenture and the Global G&C Agreement and such Lien and security interests extend to any assets transferred to the Securitization Entities in connection with the issuance of such new Series of Notes;

(F) a bring-down of the non-consolidation opinion delivered on the Initial Closing Date;

(G) if any new assets are being transferred to the Securitization Entities in connection with the issuance of such new Series of Notes, a true sale or true contribution opinion with respect to the transfer of such assets; and

(H) the related Series Supplement is a legal, valid and binding agreement of the Co-Issuers, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and to general principles of equity; and

(xiv) such other documents, instruments, certifications, agreements or other items as the Control Party may reasonably require.

(c) Upon satisfaction, or waiver by the Control Party (which waiver shall be in writing), of the conditions set forth in Section 2.2(b), the Trustee shall authenticate and deliver, as provided above, such Series of Notes upon execution thereof by the Co-Issuers.

(d) With regard to any new Series of Notes issued pursuant to this Section 2.2 that constitutes Senior Debt, the proceeds from such issuance may be used at any time prior to the Series Adjusted Repayment Date for the Initial Series of Notes to repay either Senior Debt or Subordinated Debt; provided, however, that at any time on or after the Series Adjusted Repayment Date for the Initial Series of Notes the proceeds from such issuance may only be used to repay Subordinated Debt if all Senior Debt has been repaid prior to such issuance as provided for in Section 8.35.

(e) With regard to any new Series of Notes issued pursuant to this Section 2.2 that constitutes Subordinated Debt, the proceeds from such issuance may be used at any time prior to the Series Adjusted Repayment Date for the Initial Series of Notes to repay either Senior Debt or Subordinated Debt; provided, however, that at any time on or after the Series Adjusted Repayment Date for the Initial Series of Notes no Series of Subordinated Notes may be issued under this Base Indenture unless the proceeds from such issuance are used to repay Senior Debt or all Outstanding Classes of Senior Debt have been refinanced prior to such issuance.

Section 2.3 Series Supplement for Each Series.

In conjunction with the issuance of a new Series, the parties hereto shall execute a Series Supplement, which shall specify the relevant terms with respect to such new Series of Notes, which may include, without limitation:

(a) its name or designation;

(b) the Initial Principal Amount with respect to such Series;

(c) the Note Rate with respect to such Series and the applicable Default Rate;

(d) the Series Closing Date;

(e) the Series Anticipated Repayment Date, if any;

(f) the Series Legal Final Maturity Date;

(g) each Rating Agency rating such Series;

(h) the name of the Clearing Agency, if any;

(i) the names of the Series Distribution Accounts and any other Series Accounts to be used with respect to such Series and the terms governing the operation of any such account and the use of moneys therein;

(j) the method of allocating amounts deposited into any Series Distribution Account with respect to such Series;

(k) whether the Notes of such Series will be issued in multiple Classes or Subclasses and the rights and priorities of each such Class or Subclass;

(l) any deposit of funds to be made in any Base Indenture Account or any Series Account on the Series Closing Date;

(m) whether the Notes of such Series may be issued in bearer form and any limitations imposed thereon;

(n) whether the Notes of such Series include Senior Notes and/or Subordinated Notes;

(o) whether the Notes of such Series include Class A-1 Senior Notes or Class A-1 Subfacilities issued pursuant to a Variable Funding Note Purchase Agreement;

(p) the terms of any related Enhancement and the Enhancement Provider thereof, if any;

(q) the existence of any related Policy or Policies and each Insurer thereunder, if any;

(r) the terms of any related Interest Rate Hedge and the Interest Rate Hedge Provider thereof, if any; and

(s) any other relevant terms of such Series of Notes that do not change the terms of any Series of Notes Outstanding and that do not prevent the satisfaction of the Rating Agency Condition with respect to each Series of Notes Outstanding with respect to the issuance of such new Series (all such terms, the “Principal Terms” of such Series).

Sectiion 2.4 Execution and Authentication.

(a) The Notes shall, upon issue pursuant to Section 2.2, be executed on behalf of the Co-Issuers by an Authorized Officer of each Co-Issuer and delivered by the Co-Issuers to the Trustee for authentication and redelivery as provided herein. The signature of each such Authorized Officer on the Notes may be manual or facsimile. If an Authorized Officer of any Co-Issuer whose signature is on a Note no longer holds that office at the time the Note is authenticated, the Note shall nevertheless be valid.

(b) At any time and from time to time after the execution and delivery of this Base Indenture, the Co-Issuers may deliver Notes of any particular Series (issued pursuant to Section 2.2) executed by the Co-Issuers to the Trustee for authentication, together with one or more Company Orders for the authentication and delivery of such Notes, and the Trustee, in accordance with such Company Order and this Base Indenture, shall authenticate and deliver such Notes.

(c) No Note shall be entitled to any benefit under the Indenture or be valid for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for below, duly executed by the Trustee by the manual signature of a Trust Officer (and the Luxembourg agent (the “Luxembourg Agent”), if the Notes of the Series to which such Note belongs are listed on the Luxembourg Stock Exchange). Such signatures on such certificate shall be conclusive evidence, and the only evidence, that the Note has been duly authenticated under this Base Indenture. The Trustee may appoint an authenticating agent acceptable to the Co-Issuers to authenticate Notes. Unless limited by the term of such appointment, an authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Base Indenture to authentication by the Trustee includes authentication by such authenticating agent. The Trustee’s certificate of authentication shall be in substantially the following form:

This is one of the Notes of a Series issued under the within mentioned Indenture.

Citibank, N.A., as Trustee

By:
Authorized Signatory

(d) Each Note shall be dated and issued as of the date of its authentication by the Trustee.

(e) Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder but never issued and sold by the Co-Issuers, and the Co-Issuers shall deliver such Note to the Trustee for cancellation as provided in Section 2.14 together with a written statement to the Trustee and the Control Party (which need not comply with Section 13.3 and need not be accompanied by an Opinion of Counsel) stating that such Note has never been issued and sold by the Co-Issuers, for all purposes of the Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of the Indenture.

Section 2.5 Registrar and Paying Agent.

(a) The Co-Issuers shall (i) maintain an office or agency where Notes may be presented for registration of transfer or for exchange (the “Registrar”) and (ii) appoint a paying agent (which shall satisfy the eligibility criteria set forth in Section 10.8(a)) (the “Paying Agent”) at whose office or agency Notes may be presented for payment. The Registrar shall keep a register of the Notes (including the name and address of each such Noteholder) and of their transfer and exchange. The Trustee shall indicate in its books and records the commitment of each Noteholder and the principal amount owing to each Noteholder from time to time. The Co-Issuers may appoint one or more co-registrars and one or more additional paying agents. The term “Paying Agent” shall include any additional paying agent and the term “Registrar” shall include any co-registrars. The Co-Issuers may change the Paying Agent or the Registrar without prior notice to any Noteholder. The Co-Issuers shall notify the Trustee in writing of the name and address of any Agent not a party to this Base Indenture. The Trustee is hereby initially appointed as the Registrar and the Paying Agent and shall send copies of all notices and demands received by the Trustee (other than those sent by the Co-Issuers to the Trustee and those addressed to the Co-Issuers) in connection with the Notes to the Co-Issuers.

(b) The Co-Issuers shall enter into an appropriate agency agreement with any Agent not a party to this Base Indenture. Such agency agreement shall implement the provisions of this Base Indenture that relate to such Agent. If the Co-Issuers fail to maintain a Registrar or Paying Agent, the Trustee hereby agrees to act as such, and shall be entitled to appropriate compensation in accordance with this Base Indenture until the Co-Issuers shall appoint a replacement Registrar or Paying Agent, as applicable.

Section 2.6 Paying Agent to Hold Money in Trust.

(a) The Co-Issuers will cause the Paying Agent (if the Paying Agent is not the Trustee) to execute and deliver to the Trustee an instrument in which the Paying Agent shall agree with the Trustee (and if the Trustee is the Paying Agent, it hereby so agrees), subject to the provisions of this Section 2.6, that the Paying Agent will:

(i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(ii) give the Trustee notice of any default by any Co-Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

(iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by the Paying Agent;

(iv) immediately resign as the Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Trustee hereunder at the time of its appointment; and

(v) comply with all requirements of the Code and other applicable tax law with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

(b) The Co-Issuers may at any time, for the purpose of obtaining the satisfaction and discharge of the Indenture or for any other purpose, by Company Order direct the Paying Agent to pay to the Trustee all sums held in trust by the Paying Agent, such sums to be held by the Trustee in trust upon the same terms as those upon which the sums were held in trust by the Paying Agent. Upon such payment by the Paying Agent to the Trustee, the Paying Agent shall be released from all further liability with respect to such money.

(c) Subject to applicable laws with respect to escheat of funds, any money held by the Trustee or the Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Co-Issuers upon delivery of a Company Request. The Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Co-Issuers (and not to any Insurer) for payment thereof (but only to the extent of the amounts so paid to the Co-Issuers), and all liability of the Trustee or the Paying Agent with respect to such trust money paid to the Co-Issuers shall thereupon cease; provided, however, that the Trustee or the Paying Agent, before being required to make any such repayment, may, at the expense of the Co-Issuers, cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York City, and in a newspaper customarily published on each Business Day and of general circulation in London and Luxembourg (if the related Series of Notes has been listed on the Luxembourg Stock Exchange), if applicable, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30)

days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Co-Issuers. The Trustee may also adopt and employ, at the expense of the Co-Issuers, any other commercially reasonable means of notification of such repayment.

Section 2.7 Noteholder List.

(a) The Trustee will furnish or cause to be furnished by the Registrar to the Co-Issuers, the Master Servicer, the Control Party or the Paying Agent or any Class A-1 Administrative Agent, within five (5) Business Days after receipt by the Trustee of a request therefor from the Co-Issuers, the Master Servicer, the Control Party, the Paying Agent or such Class A-1 Administrative Agent, respectively, in writing, the names and addresses of the Noteholders of each Series as of the most recent Record Date for payments to such Noteholders. Unless otherwise provided in the applicable Series Supplement, holders of Notes of any Series having an aggregate Outstanding Principal Amount of not less than 10% of the aggregate Outstanding Principal Amount of such Series (the “Applicants”) may apply in writing to the Trustee, and if such application states that the Applicants desire to communicate with other Noteholders of such Series or any other Series with respect to their rights under the Indenture or under the Notes and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, shall afford or shall cause the Registrar to afford such Applicants access during normal business hours to the most recent list of Noteholders held by the Trustee and shall give the Co-Issuers notice that such request has been made, within five (5) Business Days after the receipt of such application. Such list shall be as of a date no more than forty-five (45) days prior to the date of receipt of such Applicants’ request. Every Noteholder, by receiving and holding a Note, agrees with the Trustee that neither the Trustee, the Registrar nor any of their respective agents shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Noteholders hereunder, regardless of the source from which such information was obtained.

(b) The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders of each Series of Notes. If the Trustee is not the Registrar, the Co-Issuers shall furnish to the Trustee at least seven (7) Business Days before each Quarterly Payment Date and at such other time as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Noteholders of each Series of Notes.

Section 2.8 Transfer and Exchange.

(a) Upon surrender for registration of transfer of any Note at the office or agency of the Registrar, if the requirements of Section 2.8(f) and Section 8-401(a) of the New York UCC are met, the Co-Issuers shall execute and, after the Co-Issuers have executed, the Trustee shall authenticate and deliver to the Noteholder, in the name of the designated transferee or transferees, one or more new Notes, in any authorized denominations, of the same Series and Class (and, if applicable, Subclass) and a like original aggregate principal amount of the Notes so transferred. At the option of any Noteholder, Notes may be exchanged for other Notes of the same Series and Class in authorized denominations of like original aggregate principal amount of the Notes so exchanged, upon surrender of the Notes to be exchanged at any office or agency of the Registrar maintained for such purpose. Whenever Notes of any Series are so surrendered for exchange, if the requirements of Section 2.8(f) and Section 8-401(a) of the New York UCC are met, the Co-Issuers shall execute, and after the Co-Issuers have executed, the Trustee upon receipt of a Company Order shall authenticate and deliver to the Noteholder, the Notes which the Noteholder making the exchange is entitled to receive.

(b) Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder thereof or such Holder’s attorney duly authorized in writing with a medallion signature guarantee and (ii) accompanied by such other documents as the Trustee may require. The Co-Issuers shall execute and deliver to the Trustee or the Registrar, as applicable, Notes in such amounts and at such times as are necessary to enable the Trustee to fulfill its responsibilities under the Indenture and the Notes.

(c) All Notes issued upon any registration of transfer or exchange of the Notes shall be the valid obligations of the Co-Issuers, evidencing the same indebtedness, and entitled to the same benefits under the Indenture, as the Notes surrendered upon such registration of transfer or exchange.

(d) The preceding provisions of this Section 2.8 notwithstanding, (i) the Trustee or the Registrar, as the case may be, shall not be required to register the transfer or exchange of any Note of any Series for a period of fifteen (15) days preceding the due date for payment in full of the Notes of such Series and (ii) no assignment or transfer of a Note or any commitment in respect thereof shall be effective until such assignment or transfer shall have been recorded in the Note Register and in the books and records of the Trustee, as applicable, pursuant to Section 2.5(a).

(e) Unless otherwise provided in the applicable Series Supplement, no service charge shall be payable for any registration of transfer or exchange of Notes, but the Co-Issuers or the Registrar may require payment by the Noteholder of a sum sufficient to cover any Tax or governmental charge that may be imposed in connection with any transfer or exchange of Notes.

(f) Unless otherwise provided in the applicable Series Supplement, registration of transfer of Notes containing a legend relating to the restrictions on transfer of such Notes (which legend shall be set forth in the applicable Series Supplement) shall be effected only if the conditions set forth in such applicable Series Supplement are satisfied. Notwithstanding any other provision of this Section 2.8 and except as otherwise provided in Section 2.13, the typewritten Note or Notes representing Book-Entry Notes for any Series may be transferred, in whole but not in part, only to another nominee of the Clearing Agency for such Series, or to a successor Clearing Agency for such Series selected or approved by the Co-Issuers or to a nominee of such successor Clearing Agency, only if in accordance with this Section 2.8 and Section 2.12.

(g) If the Notes of any Series are listed on the Luxembourg Stock Exchange, the Trustee or the Luxembourg Agent, as the case may be, shall send to the Co-Issuers upon any transfer or exchange of any such Note information reflected in the copy of the register for the Notes maintained by the Registrar or the Luxembourg Agent, as the case may be.

Section 2.9 Persons Deemed Owners.

Prior to due presentment for registration of transfer of any Note, the Trustee, the Control Party, any Agent, any Insurer and the Co-Issuers may deem and treat the Person in whose name any Note is registered (as of the day of determination) as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and neither the Trustee, the Control Party, any Agent, any Insurer nor any Co-Issuer shall be affected by notice to the contrary.

Section 2.10 Replacement Notes.

(a) If (i) any mutilated Note is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note and (ii) there is delivered to the Trustee and the Control Party such security or indemnity as may be required by them to hold the Co-Issuers, the Trustee and the Control Party harmless then, provided that the requirements of Section 2.8(f) and Section 8-405 of the New York UCC are met, the Co-Issuers shall execute and upon their request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become, or within seven (7) days shall be, due and payable, instead of issuing a replacement Note, the Co-Issuers may (with the consent of the Control Party) pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser (within the meaning of Section 8-303 of the New York UCC) of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Co-Issuers, the Trustee and the Control Party shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Co-Issuers, the Trustee or the Control Party in connection therewith.

(b) Upon the issuance of any replacement Note under this Section 2.10, the Co-Issuers may require the payment by the Holder of such Note of a sum sufficient to cover any Tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

(c) Every replacement Note issued pursuant to this Section 2.10 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Co-Issuers and such replacement Note shall be entitled to all the benefits of the Indenture equally and proportionately with any and all other Notes duly issued under the Indenture (in accordance with the priorities and other terms set forth herein and in each applicable Series Supplement).

(d) The provisions of this Section 2.10 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 2.11 Treasury Notes.

In determining whether the Noteholders of the required Aggregate Outstanding Principal Amount of Notes or the required Outstanding Principal Amount of any Series or any Class of any Series of Notes, as the case may be, have concurred in any direction, waiver or consent, Notes owned, legally or beneficially, by any Co-Issuer or any Affiliate of any Co-Issuer shall be considered as though they are not Outstanding, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes of which a Trust Officer has received written notice of such ownership shall be so disregarded. Absent written notice to a Trust Officer of such ownership, the Trustee shall not be deemed to have knowledge of the identity of the individual Note Owners.

Section 2.12 Book-Entry Notes.

(a) Unless otherwise provided in any applicable Series Supplement, the Notes of each Class of each Series, upon original issuance, shall be issued in the form of typewritten Notes representing Book-Entry Notes and delivered to the depository (or its custodian) specified in such Series Supplement (the “Depository”) which shall be the Clearing Agency on behalf of such Series or such Class. The Notes of each Class of each Series shall, unless otherwise provided in the applicable Series Supplement, initially be registered on the Note Register in the name of the Clearing Agency or the nominee of the Clearing Agency. No Note Owner will receive a definitive note representing such Note Owner’s interest in the related Series of Notes, except as provided in Section 2.13. Unless and until definitive, fully registered Notes of any Series or any Class of any Series (“Definitive Notes”) have been issued to Note Owners pursuant to Section 2.13:

(i) the provisions of this Section 2.12 shall be in full force and effect with respect to each such Series;

(ii) the Co-Issuers, the Paying Agent, the Registrar, the Trustee, the Control Party and the Insurers may deal with the Clearing Agency and the applicable Clearing Agency Participants for all purposes (including the payment of principal of, premium, if any, and interest on the Notes and the giving of instructions or directions hereunder or under the applicable Series Supplement) as the sole Holder of the Notes, and shall have no obligation to the Note Owners;

(iii) to the extent that the provisions of this Section 2.12 conflict with any other provisions of the Indenture, the provisions of this Section 2.12 shall control with respect to each such Class or Series of the Notes;

(iv) subject to the rights of the Control Party under the Indenture, the rights of Note Owners of each such Class or Series of Notes shall be exercised only through the Clearing Agency and the applicable Clearing Agency Participants and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in the Indenture to actions by the Noteholders shall refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in the Indenture to distributions, notices, reports and statements to the Noteholders shall refer to distributions, notices, reports and statements to the Clearing Agency, as registered holder of the Notes of such Series for distribution to the Note Owners in accordance with the procedures of the Clearing Agency; and

(v) subject to the rights of the Control Party under the Indenture, whenever the Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders evidencing a specified percentage of the Aggregate Outstanding Principal Amount of Notes or the aggregate Outstanding Principal Amount of a Series or Class of a Series of Notes, the applicable Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or their related Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Outstanding Notes or such Series or such Class of such Series of Notes Outstanding, as the case may be, and has delivered such instructions in writing to the Trustee.

(b) Pursuant to the Depository Agreement applicable to a Series, unless and until Definitive Notes of such Series are issued pursuant to Section 2.13, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal, premium, if any, and interest on the Notes to such Clearing Agency Participants.

(c) Whenever notice or other communication to the Noteholders is required under the Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.13, the Trustee and the Co-Issuers shall give all such notices and communications specified herein to be given to Noteholders to the applicable Clearing Agency for distribution to the Note Owners.

Section 2.13 Definitive Notes.

(a) The Notes of any Series or Class of any Series, to the extent provided in the related Series Supplement, upon original issuance, may be issued in the form of Definitive Notes. All Class A-1 Senior Notes of any Series shall be issued in the form of Definitive Notes. The applicable Series Supplement shall set forth the legend relating to the restrictions on transfer of such Definitive Notes and such other restrictions as may be applicable.

(b) With respect to the Notes of any Series or Class of any Series issued in the form of typewritten Notes representing Book-Entry Notes, if (i) (A) the Co-Issuers advise the Trustee in writing that the Clearing Agency with respect to any such Series of Notes is no longer willing or able to discharge properly its responsibilities under the applicable Depository Agreement and (B) the Trustee or the Co-Issuers are unable to locate a qualified successor, (ii) the Co-Issuers, at their option, advise the Trustee in writing that they elect to terminate the book-entry system through the Clearing Agency with respect to any Series or Class of any Series of Notes Outstanding issued in the form of Book-Entry Notes or (iii) after the occurrence of a Rapid Amortization Event, with respect to any Series of Notes Outstanding, Note Owners holding a beneficial interest in excess of 50% of the aggregate Outstanding Principal Amount of such Series of Notes advise the Trustee and the applicable Clearing Agency through the applicable Clearing Agency Participants in writing that the continuation of a book-entry system through the applicable Clearing Agency is no longer in the best interests of such Note Owners, the Trustee shall notify all Note Owners of such Series, through the applicable Clearing Agency Participants, of the occurrence of any such event and of the availability of Definitive Notes to Note Owners of such Series. Upon surrender to the Trustee of the Notes of such Series by the applicable Clearing Agency, accompanied by registration instructions from the applicable Clearing Agency for registration, the Co-Issuers shall execute and the Trustee shall authenticate, upon receipt of a Company Order, and deliver an equal aggregate principal amount of Definitive Notes in accordance with the instructions of the Clearing Agency. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of such instructions and may each conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes of such Series or Class of such Series of Notes all references herein to obligations imposed upon or to be performed by the applicable Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Notes, and the Trustee shall recognize the Holders of the Definitive Notes of such Series or Class of such Series as Noteholders of such Series or Class of such Series hereunder and under the applicable Series Supplement.

Section 2.14 Cancellation.

The Co-Issuers may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Co-Issuers may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. The Registrar and the Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment.

The Trustee shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation. Except as provided in any Variable Funding Note Purchase Agreement executed and delivered in connection with the issuance of any Series or any Class of any Series of Notes, the Co-Issuers may not issue new Notes to replace Notes that they have redeemed or paid or that have been delivered to the Trustee for cancellation. All cancelled Notes held by the Trustee shall be disposed of in accordance with the Trustee’s standard disposition procedures unless the Co-Issuers shall direct that cancelled Notes be returned to them for destruction pursuant to a Company Order. No cancelled Notes may be reissued.

Section 2.15 Principal and Interest.

(a) The principal of and premium, if any, on each Series of Notes shall be due and payable at the times and in the amounts set forth in the applicable Series Supplement and in accordance with the Priority of Payments.

(b) Each Series of Notes shall accrue interest as provided in the applicable Series Supplement and such interest shall be due and payable for such Series on each Quarterly Payment Date in accordance with the Priority of Payments.

(c) Except as provided in the following sentence, the Person in whose name any Note is registered at the close of business on any Record Date with respect to a Quarterly Payment Date for such Note shall be entitled to receive the principal, premium, if any, and interest payable on such Quarterly Payment Date notwithstanding the cancellation of such Note upon any registration of transfer, exchange or substitution of such Note subsequent to such Record Date. Any interest payable at maturity shall be paid to the Person to whom the principal of such Note is payable.

(d) If the Co-Issuers default in the payment of interest on the Notes of any Series, such interest, to the extent paid on any date that is more than five (5) Business Days after the applicable due date, shall, at the option of the Co-Issuers (and with the consent of the Control Party), cease to be payable to the Persons who were Noteholders of such Series on the applicable Record Date (unless each Insurer with respect to such Series of Notes has thereafter made payment thereof to such Persons under the applicable Policy) and the Co-Issuers shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Noteholders of such Series on a subsequent special record date which date shall be at least five (5) Business Days prior to the date on which such interest is to be paid, at the rate provided in the applicable Series Supplement and in the Notes of such Series. The Co-Issuers shall fix or cause to be fixed each such special record date and related payment date, and at least fifteen (15) days before the special record date, the Co-Issuers (or the Trustee, in the name of and at the expense of the Co-Issuers) shall mail to Noteholders of such Series a notice that states the special record date, the related payment date and the amount of such interest to be paid.

(e) Pursuant to the authority of the Paying Agent under Section 2.6(a)(v), except as otherwise provided pursuant to a Variable Funding Note

Purchase Agreement to the extent that the Paying Agent has been notified in writing of such exception by the Co-Issuers or the applicable Class A-1 Administrative Agent, the Paying Agent shall make all payments of interest on the Notes net of any applicable withholding taxes and Noteholders shall be treated as having received as payments of interest any amounts withheld with respect to such withholding taxes.

Section 2.16 Tax Treatment.

The Co-Issuers have structured the Base Indenture and the Notes have been (or will be) issued with the intention that the Notes will qualify under applicable tax law as indebtedness of the Co-Issuers or, if any of the Co-Issuers is treated as a division of another entity, such other entity and any entity acquiring any direct or indirect interest in any Note by acceptance of its Notes (or, in the case of a Note Owner, by virtue of such Note Owner’s acquisition of a beneficial interest therein) agrees to treat the Notes (or beneficial interests therein) for all purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

ARTICLE III

SECURITY

Section 3.1 Grant of Security Interest.

(a) To secure the Obligations, each Co-Issuer hereby pledges, assigns, conveys, delivers, transfers and sets over to the Trustee, for the benefit of the Secured Parties, and hereby grants to the Trustee, for the benefit of the Secured Parties, a security interest in, each Co-Issuer’s right, title and interest in all of the following property to the extent now owned or at any time hereafter acquired by such Co-Issuer (collectively, the “Indenture Collateral”):

(i)(A) the Collateral Franchise Documents including, without limitation, all monies due and to become due to such Co-Issuer under or in connection with the Collateral Franchise Documents, whether payable as fees, rent, expenses, costs, indemnities, dividends, distributions, insurance recoveries, damages for the breach of any of the Collateral Franchise Documents or otherwise, but excluding Excluded Amounts, and all security and supporting obligations for such amounts payable thereunder and (B) all rights, remedies, powers, privileges and claims of such Co-Issuer against any other party under or with respect to the Collateral Franchise Documents (whether arising pursuant to the terms of the Collateral Franchise Documents or otherwise available to such Co-Issuer at law or in equity), including the right to enforce any of the Collateral Franchise Documents and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Collateral Franchise Documents or the obligations of any party thereunder;

(ii) the Collateral Transaction Documents, including, without limitation, all monies due and to become due to such Co-Issuer under or in connection with the Collateral Transaction Documents, whether payable as fees, rent, expenses, costs, indemnities, insurance recoveries, damages for the breach of any of the Collateral Transaction Documents or otherwise, all security and supporting obligations for amounts payable hereunder and thereunder and performance of all obligations hereunder and thereunder, including, without limitation, (A) all rights of such Co-Issuer to the Domino’s IP under each IP License Agreement to which such Co-Issuer is a party and (B) all rights of such Co-Issuer under the Master Servicing Agreement and in and to all records, reports and documents in which they have any interest thereunder, and all rights, remedies, powers, privileges and claims of such Co-Issuer against any other party under or with respect to the Collateral Transaction Documents (whether arising pursuant to the terms of the Collateral Transaction Documents or otherwise available to such Co-Issuer at law or in equity), including the right to enforce any of the Collateral Transaction Documents and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Collateral Transaction Documents or the obligations of any party thereunder;

(iii) the Equity Interests of any Person owned by any Co-Issuer including, without limitation, the Domestic Distributor, the International Franchisor, the SPV Canadian Holdco, the Canadian Distributor, the IP Holder and the Domestic Franchisor, and all rights as a member or shareholder of each such Person under the Charter Documents of each such Person, including, without limitation, all moneys and other property distributable thereunder to any such Co-Issuer and all rights, remedies, powers, privileges and claims of such Co-Issuer against any other party under or with respect to each such Charter Document (whether arising pursuant to the terms of such Charter Document or otherwise available to such Co-Issuer at law or in equity), including the right to enforce each such Charter Document and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to each such Charter Document;

(iv) the Securitization IP and the Overseas IP, including all Proceeds and products of the foregoing, including all goodwill symbolized by or associated with the Trademarks included in the Securitization IP; provided that the grant of security interest hereunder shall not include any application for a Trademark that would be deemed invalidated, canceled or abandoned due to the grant and/or enforcement of such security interest, including, without limitation, all such United States and foreign Trademark applications that are based on an intent-to-use, unless and until such time that the grant and/or enforcement of the security interest will not cause such Trademark to be deemed invalidated, canceled or abandoned;

(v) the Domestic Royalties Concentration Account, the Domestic Distribution Concentration Account, the Lock-Boxes related to such

Concentration Accounts, any Additional Concentration Account owned by a Co-Issuer, the Cash Trap Reserve Account and the Collection Account, each Account Agreement related thereto and all monies and other property (including Investment Property and Financial Assets) on deposit or credited from time to time in each such account and all Proceeds thereof;

(vi) the Senior Notes Interest Reserve Account, any Account Agreement related thereto and all monies and other property (including Investment Property and Financial Assets) on deposit or credited from time to time in each such account and all Proceeds thereof;

(vii) each other Base Indenture Account and each Series Account, each Account Agreement related thereto and all monies and other property (including Investment Property and Financial Assets) on deposit or credited from time to time in each such account and all Proceeds thereof;

(viii) all other assets of the Co-Issuers now owned or at any time hereafter acquired by such Co-Issuer, including, without limitation, all of the following (each as defined in the New York UCC): all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, securities accounts and other investment property, commercial tort claims, letter-of-credit rights, letters of credit and money;

(ix) all additional property that may from time to time hereafter (pursuant to the terms of any Series Supplement or otherwise) be subjected to the grant and pledge hereof by such Co-Issuer or by anyone on its behalf; and

(x) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees and other supporting obligations given by any Person with respect to any of the foregoing;

provided, however, that the Co-Issuers shall not be required to pledge more than 65% of the Equity Interests (and any rights associated with such Equity Interests) of any foreign Subsidiary of any of the Co-Issuers that is a corporation for United States federal tax purposes (including, without limitation, the Canadian Distributor); provided that any such limitation on the security interests granted hereunder shall only apply to the extent that any such prohibition is not rendered ineffective pursuant to the UCC or any other applicable law or principles of equity; provided further that the security interest set forth in clause (vi) above, shall only be for the benefit of the Senior Noteholders, the Trustee, solely in its capacity as trustee for the Senior Noteholders, and the Insurers.

(b) The foregoing grant is made in trust to secure the Obligations and to secure compliance with the provisions of this Base Indenture and any Series Supplements, all as provided in this Base Indenture. The Trustee, on behalf of the Secured Parties, acknowledges such grant, accepts the trusts under this Base Indenture in accordance with the provisions of this Base Indenture and agrees to perform its duties required in this Base Indenture. The Indenture Collateral shall secure the Obligations equally and ratably without prejudice, priority or distinction (except, with respect to any Series of Notes, as otherwise stated in the applicable Series Supplement or in the applicable provisions of this Base Indenture).

(c) The parties hereto agree and acknowledge that a portion of the Collateral relating to certificated Equity Interests may be held by a custodian on behalf of the Trustee.

(d) Notwithstanding any provisions to the contrary contained in this Base Indenture, or any other document or agreement among all or some of the parties hereto, the SPV Canadian Holdco is the sole registered and beneficial owner of all Equity Interests in the Canadian Distributor, which are shares in a Nova Scotia unlimited company, and will remain sole and registered beneficial owner thereof until such time as such shares are effectively transferred into the name of the Trustee, any Secured Party or any other Person on the books and records of the Canadian Distributor. Accordingly, the SPV Canadian Holdco shall be entitled to receive and retain for its own account any dividend or other distribution, if any, in respect of such Equity Interests (except insofar as the SPV Canadian Holdco has granted a security interest in such dividend on or other distribution, and any share certificates representing such Equity Interests shall be delivered to the Trustee to hold as part of the Collateral hereunder) and shall have the right to vote such Equity Interests and to control the direction, management and policies of the Canadian Distributor to the same extent as the SPV Canadian Holdco would if such Equity Interests were not pledged to the Trustee (for its own benefit and for the benefit of the Secured Parties) pursuant hereto, without, however, derogating from the grant of such security interest. The preceding sentence is without prejudice to the Trustee’s and such Secured Party’s rights in respect of any and all other Collateral. Nothing in this Base Indenture or any other document or agreement among all or some of the parties hereto is intended to, and nothing in this Base Indenture or any other document or agreement among all or some of the parties hereto shall, constitute the Trustee, any of the Secured Parties or any person other than the SPV Canadian Holdco, as a shareholder of the Canadian Distributor for the purposes of the Companies Act (Nova Scotia) until such time as notice is given to the SPV Canadian Holdco and further steps are taken pursuant hereto or thereto so as to register the Trustee or such other Person as holder of the Equity Interests in the Canadian Distributor. To the extent any provision hereof would have the effect of constituting the Trustee or any of the Secured Parties as a shareholder of the Canadian Distributor prior to such time, such provision shall be severed therefrom and shall be ineffective with respect to the pledged Equity Interests in the Canadian Distributor without otherwise invalidating or rendering unenforceable this Base Indenture or invalidating or rendering unenforceable such provision insofar as it relates to any other Collateral.

(e) Except upon the exercise of rights to sell, transfer or otherwise dispose of the Equity Interests of the Canadian Distributor following the occurrence of an Event of Default and exercise of remedies in respect thereof, the SPV Canadian Holdco shall not cause or permit, or enable the Canadian Distributor to cause or permit, the Trustee or other Secured Parties to: (a) be registered as shareholders of the Canadian

Distributor, (b) accept or request stock powers of attorney in respect of such Person, (c) have any notation entered in their favor in the share register of the Canadian Distributor except such notation as is compatible with its status as pledgee and not as owner of the Equity Interest, (d) be held out as shareholders of the Canadian Distributor, (e) receive, directly or indirectly, any dividends, property or other distributions from the Canadian Distributor by reason of the Trustee or the Secured Parties holding a security interest in the Equity Interests of the Canadian Distributor (provided that such dividends, property or other distributions are nonetheless Collateral hereunder and receipt thereof by the Trustee or such Secured Parties shall be deemed delivery thereof by the SPV Canadian Holdco to the Trustee or such Secured Parties immediately and without necessity of further act, pursuant to the SPV Canadian Holdco’s pledge of substantially all its property as Collateral hereunder) or (f) to act as a shareholder of the Canadian Distributor, or exercise any rights of a shareholder including the right to attend a meeting of, or to vote the shares of, the Canadian Distributor.

Section 3.2 Certain Rights and Obligations of the Co-Issuers Unaffected.

(a) Notwithstanding the grant of the security interest in the Indenture Collateral hereunder to the Trustee, on behalf of the Secured Parties, the Co-Issuers acknowledge that the Master Servicer, on behalf of the Securitization Entities, including, without limitation, the IP Holder, shall, subject to the terms and conditions of the Master Servicing Agreement, nevertheless have the right, subject to the Trustee’s right to revoke such right, in whole or in part, in the event of the occurrence of an Event of Default, (i) to give all consents, requests, notices, directions, approvals, extensions or waivers, if any, which are required or permitted to be given under the Collateral Documents, and to enforce all rights, remedies, powers, privileges and claims of each Co-Issuer under the Collateral Documents, (ii) to give all consents, requests, notices, directions and approvals, if any, which are required or permitted to be given by any Co-Issuer under any IP License Agreement to which such Co-Issuer is a party and (iii) to take any other actions required or permitted under the terms of the Master Servicing Agreement.

(b) The grant of the security interest by the Co-Issuers in the Indenture Collateral to the Trustee on behalf of the Secured Parties shall not (i) relieve any Co-Issuer from the performance of any term, covenant, condition or agreement on such Co-Issuer’s part to be performed or observed under or in connection with any of the Collateral Documents or (ii) impose any obligation on the Trustee or any of the Secured Parties to perform or observe any such term, covenant, condition or agreement on such Co-Issuer’s part to be so performed or observed or impose any liability on the Trustee or any of the Secured Parties for any act or omission on the part of such Co-Issuer or from any breach of any representation or warranty on the part of such Co-Issuer.

(c) Each Co-Issuer hereby jointly and severally agrees to indemnify and hold harmless the Trustee (including its directors, officers, employees and agents) from and against any and all losses, liabilities (including liabilities for penalties), claims, demands, actions, suits, judgments, reasonable out-of-pocket costs and expenses arising out of or resulting from the security interest granted hereby, whether arising by virtue of any act or omission on the part of such Co-Issuer or otherwise, including, without limitation, the reasonable out-of-pocket costs, expenses and disbursements (including reasonable attorneys’ fees and expenses) incurred by the Trustee in enforcing the Indenture or any other Related Document or preserving any of its rights to, or realizing upon, any of the Collateral; provided, however, that the foregoing indemnification shall not extend to any action by the Trustee which constitutes negligence, bad faith or willful misconduct by the Trustee or any other indemnified person hereunder. The indemnification provided for in this Section 3.2 shall survive the removal of, or a resignation by, such Person as Trustee as well as the termination of this Base Indenture or any Series Supplement.

Section 3.3 Performance of Collateral Documents.

Upon the occurrence of a default or breach by any Person party to (a) a Collateral Transaction Document or (b) a Collateral Franchise Document (only if a Master Servicer Termination Event or an Event of Default has occurred and is continuing), promptly following a request from the Trustee to do so and at the Co-Issuers’ expense, the Co-Issuers agree to take all such lawful action as permitted under this Base Indenture as the Trustee (acting at the direction of the Control Party) may reasonably request to compel or secure the performance and observance by such Person of its obligations to the Co-Issuers, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Co-Issuers to the extent and in the manner directed by the Trustee (acting at the direction of the Control Party), including, without limitation, the transmission of notices of default and the institution of legal or administrative actions or proceedings to compel or secure performance by such Person of its obligations thereunder. If (i) the Co-Issuers shall have failed, within fifteen (15) days of receiving the direction of the Trustee to take action to accomplish such directions of the Trustee, (ii) the Co-Issuers refuse to take any such action, as reasonably determined by the Trustee in good faith, or (iii) the Control Party reasonably determines that such action must be taken immediately, in any such case the Control Party may, but shall not be obligated to, take, and the Trustee shall take (if so directed by the Control Party), at the expense of the Co-Issuers, such previously directed action and any related action permitted under this Base Indenture which the Control Party thereafter determines is appropriate (without the need under this provision or any other provision under this Base Indenture to direct the Co-Issuers to take such action), on behalf of the Co-Issuers and the Secured Parties.

Section 3.4 Stamp, Other Similar Taxes and Filing Fees.

The Co-Issuers shall jointly and severally indemnify and hold harmless the Trustee and each Secured Party from any present or future claim for liability for any stamp, documentary or other similar tax and any penalties or interest and expenses with respect thereto, that may be assessed, levied or collected by any jurisdiction in connection with the Indenture, any other Related Document or any Indenture Collateral. The Co-Issuers shall pay, and jointly and severally indemnify and hold harmless each Secured Party against, any and all amounts in respect of, all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts that may be payable or determined to be payable in respect of the execution, delivery, performance and/or enforcement of the Indenture or any other Related Document.

Section 3.5 Authorization to File Financing Statements.

(a) The Co-Issuers hereby irrevocably authorize the Secured Parties at any time and from time to time to file or record in any filing office in any applicable jurisdiction financing statements and other filing or recording documents or instruments with respect to the Indenture Collateral, including, without limitation, any and all Securitization IP or Overseas IP, to perfect the security interests of the Trustee for the benefit of the Secured Parties under this Base Indenture. Each Co-Issuer authorizes the filing of any such financing statement naming the Trustee as secured party and indicating that the Indenture Collateral includes (a) “all assets” or words of similar effect or import regardless of whether any particular assets comprised in the Indenture Collateral fall within the scope of Article 9 of the UCC, including, without limitation, any and all Securitization IP or Overseas IP (other than applications for Trademarks as described in Section 3.1(a)(iv) above), or (b) as being of an equal or lesser scope or with greater detail. The Co-Issuers agree to furnish any information necessary to accomplish the foregoing promptly upon the Trustee’s request. The Co-Issuers also hereby ratify and authorize the filing on behalf of the Secured Parties of any financing statement with respect to the Indenture Collateral made prior to the date hereof.

(b) Each Co-Issuer acknowledges that the Indenture Collateral includes certain rights of the Co-Issuers as secured parties under the Related Documents. Each Co-Issuer hereby irrevocably appoints the Trustee as its representative with respect to all financing statements filed to perfect such security interests and authorizes the Secured Parties to make such filings they deem necessary to reflect the Trustee as secured party of record with respect to such financing statements.

ARTICLE IV

REPORTS

Section 4.1 Reports and Instructions to Trustee.

(a) Weekly Servicer’s Certificate. By 4:30 p.m. (New York City time) on the day prior to each Weekly Allocation Date, the Master Issuer shall furnish, or cause to be furnished, to the Trustee, the Rating Agencies and each Insurer a certificate substantially in the form of Exhibit A (each a “Weekly Servicer’s Certificate”);

(b) Quarterly Servicer’s Certificate. On or before the third Business Day prior to each Quarterly Payment Date, the Master Issuer shall furnish, or cause to be furnished, to the Trustee, each Insurer, the Rating Agencies and the Paying Agent a certificate substantially in the form of Exhibit B (each a “Quarterly Servicer’s Certificate”).

(c) Quarterly Noteholders’ Statement. On or before the second Business Day prior to each Quarterly Payment Date, the Master Issuer shall furnish, or cause to be furnished, to the Trustee, the Rating Agencies and each Insurer a Quarterly Noteholders’ Statement with respect to each Series of Notes substantially in the form provided in the applicable Series Supplement.

(d) Quarterly Compliance Certificates. On or before the second Business Day prior to each Quarterly Payment Date, the Master Issuer shall deliver, or cause to be delivered, to the Trustee, the Rating Agencies and each Insurer an Officer’s Certificate to the effect that, except as provided in a notice delivered pursuant to Section 8.8, no Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default has occurred or is continuing.

(e) Annual Accountants’ Reports. As soon as available to the Master Issuer pursuant to Section 3.3 of the Master Servicing Agreement, the Master Issuer shall furnish, or cause to be furnished, to the Trustee, the Rating Agencies and each Insurer the reports of the Independent Accountants required to be delivered to the Master Issuer by the Master Servicer thereunder.

(f) Master Issuer and Domestic Franchisor Financial Statements. The Master Issuer shall furnish, or cause to be furnished, to the Trustee, each Insurer and the Rating Agencies with respect to each Series of Notes Outstanding the following financial statements:

(i) as soon as available and in any event within forty-five (45) days after the end of each of the first three quarters of each fiscal year (or, within 60 days after the end of the first fiscal quarter ending after the Initial Closing Date), unaudited consolidated balance sheets of the Master Issuer as of the end of such quarter and unaudited consolidated statements of income, changes in member’s equity and cash flows of the Master Issuer for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter; and

(ii) as soon as available and in any event within ninety (90) days after the end of each fiscal year, audited consolidated balance sheets of each of the Master Issuer and the Domestic Franchisor as of the end of such fiscal year and audited consolidated statements of income, changes in member’s equity and cash flows of each of the Master Issuer and the Domestic Franchisor for such fiscal year, setting forth in comparative form the figures for the previous fiscal year prepared in accordance with GAAP and accompanied by an opinion thereon of the Independent Accountants stating that such audited financial statements present fairly, in all material respects, the financial position of the companies being reported on and their results of operations and have been prepared in accordance with GAAP.

(g) Holdco Financial Statements. The Master Issuer shall furnish to the Trustee, each Insurer and the Rating Agencies with respect to each Series of Notes Outstanding the following financial statements:

(i) as soon as available and in any event within forty-five (45) days after the end of each of the first three quarters of each fiscal year, an unaudited consolidated balance sheet of Holdco as of the end of each of the first three quarters of each fiscal year and unaudited consolidated statements of income, changes in shareholders’ equity and cash flows of Holdco for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter; and

(ii) as soon as available and in any event within ninety (90) days after the end of each fiscal year, an audited consolidated balance sheet of Holdco as of the end of each fiscal year and audited consolidated statements of income, changes in shareholders’ equity and cash flows of Holdco for such fiscal year, setting forth in comparative form the figures for the previous fiscal year, prepared in accordance with GAAP and accompanied by an opinion thereon of independent public accountants of recognized national standing stating such audited consolidated financial statements present fairly, in all material respects, the financial position of the companies being reported on and their results of operations and have been prepared in accordance with GAAP.

(h) Additional Information. The Master Issuer will furnish, or cause to be furnished, from time to time such additional information regarding the financial position, results of operations or business of Holdco, DPL, any Domino’s Entity or any Securitization Entity as the Trustee or any Insurer may reasonably request.

(i) Instructions as to Withdrawals and Payments. The Master Issuer will furnish, or cause to be furnished, to the Trustee or the Paying Agent, as applicable, written instructions to make withdrawals and payments from the Collection Account and any other Base Indenture Account or Series Account and to make drawings under any Enhancement, as contemplated herein and in any Series Supplement. The Trustee and the Paying Agent shall promptly follow any such written instructions.

(j) Monthly Distributor Profit Certificate. On or before the tenth Business Day after the end of each Monthly Distributor Profit Period, the Master Issuer shall furnish, or cause to be furnished, to the Trustee, each Insurer, the Rating Agencies and the Paying Agent a certificate substantially in the form of Exhibit C (each a “Monthly Distributor Profit Certificate”).

Section 4.2 Annual Noteholders’ Tax Statement.

Unless otherwise specified in the applicable Series Supplement, on or before January 31 of each calendar year, beginning with calendar year 2008, the Paying Agent shall furnish to each Person who at any time during the preceding calendar year was a Noteholder a statement prepared by the Master Issuer containing the information which is required to be contained in the Quarterly Noteholders’ Statements with respect to each Series of Notes aggregated for such calendar year or the applicable portion thereof during which such Person was a Noteholder, together with such other customary information (consistent with the treatment of the Notes as indebtedness) as the Master Issuer deems necessary or desirable to enable the Noteholders to prepare their tax returns (each such statement, an “Annual Noteholders’ Tax Statement”). Such obligations of the Master Issuer to prepare and the Paying Agent to distribute the Annual Noteholders’ Tax Statement shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Code or other applicable tax law as from time to time in effect.

Section 4.3 Rule 144A Information.

For so long as any of the Notes are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Co-Issuers agree to provide to any Noteholder or Note Owner and to any prospective purchaser of Notes designated by such Noteholder or Note Owner upon the request of such Noteholder or Note Owner or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the conditions set forth in Rule 144A(d)(4) under the Securities Act.

Section 4.4 Reports, Financial Statements and Other Information to Noteholders.

The Trustee will make the Quarterly Servicer’s Certificates and the Quarterly Noteholders’ Statements available to Noteholders, Note Owners, the Insurers and the Rating Agencies via the Trustee’s internet website at www.sf.citidirect.com. Assistance in using such website can be obtained by calling the Trustee’s customer service desk at (800) 422-2066; provided, however, that as a condition to access to the Trustee’s website, the Trustee shall require each Noteholder or Note Owner accessing its website to register as a Noteholder or Note Owner, as the case may be, and to make a confirmation in form and content similar to Exhibit F; provided further that no prospective purchaser shall have access to the aforementioned information posted on the Trustee’s website. The Trustee shall have the right to change the way such statements are electronically distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Trustee shall provide timely and adequate notification to all above parties regarding any such changes. In addition, at the written request of any Noteholder, any Note Owner or any prospective purchaser of Notes designated by a Noteholder or Note Owner, the Trustee shall send hard copies to such Noteholder, Note Owner or prospective purchaser of any of the Related Documents (other than any Fee Letter) or any of the following documents received by the Trustee under the Indenture: Quarterly Servicer’s Certificates, Quarterly Noteholders’ Statements, Officer’s Certificates required to be furnished to the Trustee pursuant to Section 4.1, reports of the Independent Accountants furnished to the Trustee pursuant to the Master Servicing Agreement and financial statements required to be furnished to the Trustee pursuant to Section 4.1; provided, however, that (i) prior to furnishing any such reports or certificates to any Noteholder or Note Owner, the Trustee shall receive from such Noteholder or Note Owner a confirmation, substantially in the form of Exhibit F, executed by such Noteholder or Note Owner to the effect that, in the case of a Note Owner, such Person is a beneficial holder of Notes and, in each case, such Person is requesting the information solely for use in evaluating such Person’s investment in Notes, will otherwise keep such information confidential and such Person is not a Competitor and (ii) prior to furnishing any such reports or certificates to any prospective purchaser of Notes designated by a Noteholder or Note Owner, the Trustee shall receive from such prospective purchaser of Notes a confirmation, substantially in the form of Exhibit F, executed by such prospective purchaser to the effect that such Person is a prospective transferee of Notes, is requesting the information solely for use in evaluating a possible investment in Notes, will otherwise keep such information confidential and such Person is not a Competitor.

Section 4.5 Master Servicer.

Pursuant to the Master Servicing Agreement, the Master Servicer has agreed to provide certain reports, notices, instructions and other services on behalf of the Master Issuer and the other Co-Issuers. The Noteholders by their acceptance of the Notes consent to the provision of such reports and notices to the Trustee by the Master Servicer in lieu of the Master Issuer or any other Co-Issuer. Any such reports and notices that are required to be delivered to the Noteholders hereunder shall be delivered by the Trustee. The Trustee shall have no obligation whatsoever to verify, reconfirm or recalculate any information or material contained in any of the reports, financial statements or other information delivered to it pursuant to this Article IV or the Master Servicing Agreement. All distributions, allocations, remittances and payments to be made by the Trustee or the Paying Agent hereunder or under any Supplement or Variable Funding Note Purchase Agreement shall be made based solely upon the most recently delivered written reports and instructions provided to the Trustee or Paying Agent, as the case may be, by the Master Servicer.

ARTICLE V

ALLOCATION AND APPLICATION OF COLLECTIONS

Section 5.1 Concentration Accounts and Lock-Boxes.

(a) Establishment of the Concentration Accounts and Lock-Boxes. On or prior to the Initial Closing Date, the title of the Domestic Royalties Concentration Account, the Domestic Distribution Concentration Account, the International Royalties Concentration Account, the Venezuelan Royalties Concentration Account and the Canadian Distribution Concentration Account and the Lock-Boxes related to each such Concentration Account shall be transferred to the Master Issuer, the Domestic Distributor, the International Franchisor and the Canadian Distributor, as the case may be. Such accounts and lock-boxes, as of the Initial Closing Date and at all times thereafter, shall be (A) owned by the Master Issuer, the Domestic Distributor, the International Franchisor or the Canadian Distributor, as the case may be, (B) pledged to the Trustee for the benefit of the Secured Parties pursuant to Section 3.1 or the Global G&C Agreement and (C) subject to an Account Control Agreement (except that solely with respect to (1) the Canadian Distribution Concentration Account, no Account Control Agreement need be in place for the first sixty (60) days after the Initial Closing Date and (2) the Venezuelan Royalties Concentration Account, no Account Control Agreement shall be required); provided that only the Qualified Institution holding any such Lock-Box shall have access to the items deposited therein. Each Concentration Account shall be an Eligible Account and, in addition, from time to time, the Master Issuer or any other Securitization Entity (other than the SPV Guarantor or any Additional Securitization JV Entity) may establish concentration accounts for the purpose of depositing Collections therein (each such account and any money market accounts related thereto into which funds are transferred for investment purposes pursuant to Section 5.1(b), an “Additional Concentration Account”); provided that each such Additional Concentration Account is (A) an Eligible Account, (B) pledged by the Master Issuer or such other Securitization Entity to the Trustee for the benefit of the Secured Parties pursuant to Section 3.1 or the Global G&C Agreement, (C) subject to an Account Control Agreement (except that no Additional Concentration Account located in a country outside of the United States shall be required to be subject to an Account Control Agreement if such agreement would not be enforceable under the applicable laws of such country) and (D) designated by the Master Issuer as a Distribution Concentration Account or a Royalties Concentration Account for purposes of the Related Documents. If any Concentration Account is at any time no longer an Eligible Account, the Master Issuer or any other Co-Issuer shall, within five (5) Business Days of obtaining knowledge that such Concentration Account is no longer an Eligible Account, notify the Control Party and establish, or cause the applicable Securitization Entity to establish, a new Concentration Account that is an Eligible Account and that is pledged to the Trustee for the benefit of the Secured Parties and subject to an Account Control Agreement. If a new Concentration Account is established, the Master Issuer shall transfer, or cause the applicable Securitization Entity to transfer, all cash and investments from the non-qualifying Concentration Account into the new Concentration Account and shall transfer, or cause the applicable Securitization Entity to transfer, all items deposited in the Lock-Box related to the non-qualifying Concentration Account to a new Lock-Box related to the new Concentration Account.

(b) Administration of the Concentration Accounts. All amounts held in the Concentration Accounts shall be invested in Permitted Investments at the written direction of the Securitization Entity which owns such Concentration Account and such amounts may be transferred by such Securitization Entity into a money market account for the sole purpose of investing in Permitted Investments so long as such money market account is (A) an Eligible Account, (B) pledged by such Securitization Entity to the Trustee for the benefit of the Secured Parties pursuant to Section 3.1 or the Global G&C Agreement and (C) subject to an Account Control Agreement; provided, however, that any such investment in any Concentration Account (or in any such money market account) shall mature not later than the date on which such amount is required to be transferred to the Collection Account as set forth in Section 5.8. In the absence of written investment instructions hereunder, funds on deposit in the Concentration Accounts shall remain uninvested. Neither the Master Issuer nor any other Co-Issuer shall direct (or permit) the disposal of any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment.

(c) Earnings from the Concentration Accounts. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Concentration Accounts shall be deemed to be Investment Income on deposit for distribution to the Collection Account in accordance with Section 5.8.

Section 5.2 Senior Notes Interest Reserve Account.

(a) Establishment of the Senior Notes Interest Reserve Account. On or prior to the Initial Closing Date, the Master Issuer shall establish and maintain an account in the name of the Trustee for the benefit of the Senior Noteholders, the Trustee, solely in its capacity as trustee for the Senior Noteholders, and the Insurers, bearing a designation clearly indicating that the funds deposited therein (other than reserves for Insurer Premiums, which shall be held solely for the benefit of the Insurers as Secured Parties) are held for the benefit of the foregoing Secured Parties (the “Senior Notes Interest Reserve Account”). The Senior Notes Interest Reserve Account shall be an Eligible Account. If the Senior Notes Interest Reserve Account is at any time no longer an Eligible Account, the Master Issuer shall, within five (5) Business Days of obtaining knowledge that the Senior Notes Interest Reserve Account is no longer an Eligible Account, notify the Control Party and establish a new Senior Notes Interest Reserve Account that is an Eligible Account. If a new Senior Notes Interest Reserve Account is established the Master Issuer shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Senior Notes Interest Reserve Account into the new Senior Notes Interest Reserve Account. Initially, the Senior Notes Interest Reserve Account will be established with the Trustee.

(b) Administration of the Senior Notes Interest Reserve Account. All amounts held in the Senior Notes Interest Reserve Account shall be invested in Permitted Investments at the written direction of the Master Issuer; provided, however, that any such investment in the Senior Notes Interest Reserve Account shall mature not later than the Business Day prior to the next succeeding Quarterly Payment Date. In the absence of written investment instructions hereunder, funds on deposit in the Senior Notes Interest Reserve Account shall remain uninvested. The Master Issuer shall not direct (or permit) the disposal of any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment.

(c) Earnings from the Senior Notes Interest Reserve Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Senior Notes Interest Reserve Account shall be deemed to be Investment Income on deposit for application to amounts required to be on deposit in the Senior Notes Interest Reserve Account or for distribution to the Collection Account in accordance with Section 5.8.

Section 5.3 Cash Trap Reserve Account.

(a) Establishment of the Cash Trap Reserve Account. On or prior to the Initial Closing Date, the Master Issuer shall establish and maintain an account in the name of the Trustee for the benefit of the Secured Parties, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Secured Parties (the “Cash Trap Reserve Account”). The Cash Trap Reserve Account shall be an Eligible Account. If the Cash Trap Reserve Account is at any time no longer an Eligible Account, the Master Issuer shall, within five (5) Business Days of obtaining knowledge that the Cash Trap Reserve Account is no longer an Eligible Account, notify the Control Party and establish a new Cash Trap Reserve Account that is an Eligible Account. If a new Cash Trap Reserve Account is established the Master Issuer shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Cash Trap Reserve Account into the new Cash Trap Reserve Account. Initially, the Cash Trap Reserve Account will be established with the Trustee.

(b) Administration of the Cash Trap Reserve Account. All amounts held in the Cash Trap Reserve Account shall be invested in Permitted Investments at the written direction of the Master Issuer; provided, however, that any such investment in the Cash Trap Reserve Account shall mature not later than the Business Day prior to the next succeeding Quarterly Payment Date. In the absence of written investment instructions hereunder, funds on deposit in the Cash Trap Reserve Account shall remain uninvested. The Master Issuer shall not direct (or permit) the disposal of any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment.

(c) Earnings from the Cash Trap Reserve Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Cash Trap Reserve Account shall be deemed to be Investment Income on deposit for application to amounts required to be on deposit in the Cash Trap Reserve Account or for distribution to the Collection Account in accordance with Section 5.8.

Section 5.4 Collection Account.

(a) Establishment of Collection Account. On or prior to the Initial Closing Date, the Master Issuer shall establish and shall maintain the Collection Account in the name of the Trustee for the benefit of the Secured Parties, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Secured Parties. The Collection Account shall be an Eligible Account. If the Collection Account is at any time no longer an Eligible Account, the Master Issuer shall, within five (5) Business Days of obtaining knowledge that the Collection Account is no longer an Eligible Account, notify the Control Party and establish a new Collection Account that is an Eligible Account. If a new Collection Account is established the Master Issuer shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Collection Account into the new Collection Account. Initially, the Collection Account will be established with the Trustee.

(b) Administration of the Collection Account. All amounts held in the Collection Account shall be invested in Permitted Investments at the written direction of the Master Issuer; provided, however, that any such investment in the Collection Account shall mature not later than the Business Day prior to the next succeeding Weekly Allocation Date. In the absence of written investment instructions hereunder, funds on deposit in the Collection Account shall remain uninvested. The Master Issuer shall not direct (or permit) the disposal of any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment.

(c) Earnings from Collection Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Collection Account shall be deemed to be Investment Income on deposit for distribution in accordance with Section 5.9.

Section 5.5 Collection Account Administrative Accounts.

(a) Establishment of Collection Account Administrative Accounts. The Master Issuer shall establish and maintain nine administrative accounts associated with the Collection Account, each of which shall be an Eligible Account, for the benefit of the Secured Parties bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Secured Parties (collectively, the “Collection Account Administrative Accounts”):

(i) an account for the deposit of Senior Notes Quarterly Insured Interest (the “Senior Notes Interest Account”);

(ii) an account for the deposit of the Insurer Premiums (the “Insurer Premiums Account”);

(iii) an account for the deposit of Class A-1 Senior Notes Accrued Quarterly Commitment Fees (the “Class A-1 Senior Notes Commitment Fees Account”)

(iv) an account for the deposit of any Indemnification Payments, any Senior Notes Targeted Principal Payments or any other principal payments with respect to the Senior Notes (the “Senior Notes Principal Payments Account”);

(v) an account for the deposit of Subordinated Notes Quarterly Interest (the “Subordinated Notes Interest Account”);

(vi) an account for the deposit of any Indemnification Payments, any Subordinated Notes Targeted Principal Payments or any other principal payments with respect to the Subordinated Notes (the “Subordinated Notes Principal Payments Account”);

(vii) an account for the deposit of Senior Notes Quarterly Contingent Additional Interest and Class A-1 Senior Notes Quarterly Uninsured Interest (the “Senior Notes Contingent Additional Interest Account”);

(viii) an account for the deposit of Subordinated Notes Quarterly Contingent Additional Interest (the “Subordinated Notes Contingent Additional Interest Account”); and

(ix) an account for the deposit of the Residual Amount during any Residual Monthly Distribution Period (the “Residual Amounts Account”);

provided that if any Collection Account Administrative Account is at any time no longer an Eligible Account, the Master Issuer shall, within five (5) Business Days of obtaining knowledge that such Collection Account Administrative Account is no longer an Eligible Account, notify the Control Party and establish a new Collection Account Administrative Account that is an Eligible Account to replace such non-qualifying Collection Account Administrative Account. If a new Collection Account Administrative Account is established the Master Issuer shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Collection Account Administrative Account into the new Collection Account Administrative Account.

(b) Administration of the Collection Account Administrative Accounts. All amounts held in the Collection Account Administrative Accounts shall be invested in Permitted Investments at the written direction of the Master Issuer; provided, however, that any such investment in the Collection Account Administrative Accounts (other than the Residual Amounts Account) shall mature not later than the Business Day prior to the next succeeding Quarterly Payment Date and any such investment in the Residual Amounts Account shall mature not later than the Business Day prior to the next succeeding Residual Monthly Allocation Date. In the absence of written investment instructions hereunder, funds on deposit in the Collection Account Administrative Accounts shall remain uninvested. The Master Issuer shall not direct (or permit) the disposal of any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment.

(c) Earnings from the Collection Account Administrative Accounts. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Collection Account Administrative Accounts shall be deposited therein and shall be deemed to be Investment Income on deposit for distribution in accordance with Section 5.9.

Section 5.6 Trustee as Securities Intermediary.

(a) The Trustee or other Person holding any Base Indenture Account held in the name of the Trustee for the benefit of the Secured Parties (collectively the “Master Issuer Trustee Accounts”) shall be the “Securities Intermediary”. If the Securities Intermediary in respect of any Master Issuer Trustee Account is not the Trustee, the Master Issuer shall obtain the express agreement of such other Person to the obligations of the Securities Intermediary set forth in this Section 5.6.

(b) The Securities Intermediary agrees that:

(i) The Master Issuer Trustee Accounts are accounts to which “financial assets” within the meaning of Section 8-102(a)(9) (“Financial Assets”) of the UCC in effect in the State of New York (the “New York UCC”) will or may be credited;

(ii) The Master Issuer Trustee Accounts are “securities accounts” within the meaning of Section 8-501 of the New York UCC and the Securities Intermediary qualifies as a “securities intermediary” under Section 8-102(a) of the New York UCC;

(iii) All securities or other property (other than cash) underlying any Financial Assets credited to any Master Issuer Trustee Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to any Master Issuer Trustee Account be registered in the name of the Master Issuer, payable to the order of the Master Issuer or specially indorsed to the Master Issuer;

(iv) All property delivered to the Securities Intermediary pursuant to this Base Indenture will be promptly credited to the appropriate Master Issuer Trustee Account;

(v) Each item of property (whether investment property, security, instrument or cash) credited to a Master Issuer Trustee Account shall be treated as a Financial Asset under Article 8 of the New York UCC;

(vi) If at any time the Securities Intermediary shall receive any entitlement order from the Trustee (including those directing transfer or redemption of any Financial Asset) relating to the Master Issuer Trustee Accounts, the Securities Intermediary shall comply with such entitlement order without further consent by the Master Issuer or any other Person;

(vii) The Master Issuer Trustee Accounts shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of all applicable UCCs, New York shall be deemed to be the Securities Intermediary’s jurisdiction and the Master Issuer Trustee Accounts (as well as the “securities entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York;

(viii) The Securities Intermediary has not entered into, and until termination of this Base Indenture, will not enter into, any agreement with any other Person relating to the Master Issuer Trustee Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person and the Securities Intermediary has not entered into, and until the termination of this Base Indenture will not enter into, any agreement with the Master Issuer purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 5.6(b)(vi); and

(ix) Except for the claims and interest of the Trustee, the Secured Parties, the Master Issuer and the other Securitization Entities in the Master Issuer Trustee Accounts, neither the Securities Intermediary nor, in the case of the Trustee, any Trust Officer knows of any claim to, or interest, in the Master Issuer Trustee Accounts or in any Financial Asset credited thereto. If the Securities Intermediary or, in the case of the Trustee, a Trust Officer has actual knowledge of the assertion by any other person of any Lien, encumbrance, or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Master Issuer Trustee Account or in any Financial Asset carried therein, the Securities Intermediary will promptly notify the Trustee, the Control Party and the Master Issuer thereof.

(c) At any time after the occurrence and during the continuation of an Event of Default, the Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Master Issuer Trustee Accounts and in all proceeds thereof, and (acting at the direction of the Control Party) shall be the only Person authorized to originate entitlement orders in respect of the Master Issuer Trustee Accounts; provided, however, that at all other times the Master Issuer shall, subject to the terms of the Indenture and the other Related Documents, be authorized to instruct the Trustee to originate entitlement orders in respect of the Master Issuer Trustee Accounts.

Section 5.7 Establishment of Series Accounts.

To the extent specified in the Series Supplement with respect to any Series of Notes, the Trustee may establish and maintain one or more Series Accounts and/or administrative accounts of any such Series Account in accordance with the terms of such Series Supplement.

Section 5.8 Collections and Investment Income.

(a) Collections in General. Until the Indenture is terminated pursuant to Section 11.1, the Master Issuer shall cause all Collections due and to become due to the Master Issuer, any other Securitization Entity or the Trustee, as the case may be, to be deposited in the following manner:

(i) all amounts, including, without limitation, any Initial Franchise Fees, any Continuing Franchise Fees or any Other Franchise Fees, due under or in connection with the Franchise Arrangements, which are paid by the Franchisee party thereto by electronic funds transfer from a bank account of such Franchisee, shall be paid directly into a Royalties Concentration Account, as determined by the Master Servicer, from the bank account of such Franchisee;

(ii) all Product Purchase Payments, all PULSE License Fees and all PULSE Maintenance Fees, which are paid by any Franchisee, any owner of a Company-Owned Store or any other Person who has purchased Products from any Distributor by electronic funds transfer from a bank account of such Person, shall be paid directly into a Distribution Concentration Account, as determined by the Master Servicer, from the bank account of such Person;

(iii) all Third-Party License Fees which are paid by any Third-Party Licensee by electronic funds transfer from a bank account of such Third-Party Licensee, shall be paid directly into a Royalties Concentration Account from the bank account of such Third-Party Licensee;

(iv) all amounts, including, without limitation, any Initial Franchise Fees, any Continuing Franchise Fees or any Other Franchise Fees, due under or in connection with the Franchise Arrangements, which are not paid by the Franchisee party thereto by electronic funds transfer from a bank account of such Franchisee, shall be sent to a Lock-Box related to a Royalties Concentration Account, as determined by the Master Servicer, and deposited into the related Royalties Concentration Account within three (3) Business Days of the receipt thereof;

(v) all Product Purchase Payments, all PULSE License Fees and all PULSE Maintenance Fees, which are not paid by any Franchisee, any owner of a Company-Owned Store or any other Person who has purchased Products from any Distributor by electronic funds transfer from a bank account of such Person, shall be sent to the Lock-Box related to a Distribution Concentration Account, as determined by the Master Servicer, and deposited into the related Distribution Concentration Account within three (3) Business Days of the receipt thereof;

(vi) all Third-Party License Fees which are not paid by any Third-Party Licensee by electronic funds transfer from a bank account of such Third-Party Licensee, shall be sent to a Lock-Box related to a Royalties Concentration Account, as determined by the Master Servicer, and deposited into the related Royalties Concentration Account within three (3) Business Days of the receipt thereof;

(vii) all amounts due under or in connection with the Company-Owned Stores Master License Agreement (other than Company-Owned Stores Advertising Fees) shall be deposited directly by the Master Servicer in accordance with the Master Servicing Agreement into the Collection Account when due;

(viii) all Company-Owned Stores Advertising Fees shall be paid directly by the Master Servicer into the DNAF Account in accordance with the Master Servicing Agreement when due;

(ix) all Asset Disposition Proceeds required to be deposited into a Concentration Account or the Collection Account shall be paid directly into a Concentration Account or the Collection Account, as determined by the Master Servicer in accordance with the Master Servicing Agreement;

(x) all amounts deposited into any Royalties Concentration Account pursuant to any of clauses (i), (iii), (iv) or (vi) above that constitute Retained Collections shall be withdrawn by the Master Servicer in accordance with the Master Servicing Agreement and deposited into the Collection Account within one (1) Business Day of the deposit thereof into such Royalties Concentration Account;

(xi) all amounts deposited into any Distribution Concentration Account pursuant to either of clauses (ii) or (v) above that constitute Distributor Costs of Goods Sold, Distribution Operating Expenses or Distributor Franchisee Rebates shall be withdrawn at the discretion of the Master Servicer in accordance with the Master Servicing Agreement;

(xii) all amounts deposited into any Concentration Account pursuant to any of clauses (i), (ii), (iii), (iv), (v) or (vi) above that constitute Third-Party Matching Expenses shall be withdrawn at the discretion of the Master Servicer in accordance with the Master Servicing Agreement;

(xiii) an amount equal to the Weekly Distributor Profit Amount shall be withdrawn from the Distribution Concentration Accounts by the Master Servicer in accordance with the Master Servicing Agreement on the Business Day prior to each Weekly Allocation Date and deposited into the Collection Account;

(xiv) all Overseas Payments shall be deposited directly into the Collection Account when due;

(xv) all amounts deposited into any Royalties Concentration Account that constitute Advertising Fees shall be withdrawn in an amount equal to the applicable Daily Advertising Fee Amount and transferred by the Master Servicer into the DNAF Account in accordance with the Master Servicing Agreement;

(xvi) all Other Collections shall be deposited into a Concentration Account, as determined by the Master Servicer, and thereafter shall be withdrawn and transferred by the Master Servicer in accordance with the Master Servicing Agreement and deposited into the Collection Account or otherwise, as the case may be;

(xvii) all distributions, including any Free Cash Flow, to the Master Issuer from any Securitization Entity shall be deposited into the Collection Account upon receipt thereof; and

(xviii) all Retained Collections from any other source shall be deposited into the Collection Account within two (2) Business Days of receipt thereof by the Master Issuer or the Master Servicer, as the case may be.

(b) Investment Income. On the Business Day immediately prior to each Weekly Allocation Date, the Master Issuer, in its sole discretion, shall, or shall cause the Master Servicer to, instruct the Trustee to transfer any Investment Income on deposit in the Senior Notes Interest Reserve Account, the Cash Trap Reserve Account or the Collection Account Administrative Accounts to the Collection Account.

(c) Payment Instructions. In accordance with and subject to the terms of the Master Servicing Agreement, the Master Issuer shall cause the Master Servicer to instruct (i) each Franchisee obligated at any time to make any payment pursuant to any Domestic Franchise Arrangement or the International Franchise Arrangement to make such payment to a Royalties Concentration Account or its related Lock-Box, (ii) each Franchisee, each owner of a Company-Owned Store or other Person obligated at any time to make any payment pursuant to any Distribution Agreement to make such payment to a Distribution Concentration Account or its related Lock-Box, (iii) each owner of a Company-Owned Store obligated at any time to make (A) any payment of Continuing Franchise Fees pursuant to the Company-Owned Stores Master License Agreement to make such payment to the Collection Account and (B) any payment of Company-Owned Store Advertising Fees pursuant to the Company-Owned Stores Master License Agreement to make such payment to the DNAF Account and each Third-Party Licensee obligated at any time to make any payment pursuant to any Third-Party License Agreement to make such payment to a Royalties Concentration Account; provided, however, that, with respect to any Person who owes any Initial Franchise Fees and any Other Franchise Fees to any Securitization Entity, the Master Issuer shall have sixty (60) days after the Initial Closing Date to notify each such Person to make such payment of Initial Franchise Fees and Other Franchise Fees to a Royalties Concentration Account.

(d) Misdirected Collections. The Co-Issuers agree that if any Collections shall be received by any Co-Issuer or any other Securitization Entity in an account other than a Concentration Account or the Collection Account or in any other manner, such monies, instruments, cash and other proceeds will not be commingled by such Co-Issuer or such other Securitization Entity with any of their other funds or property, if any, but will be held separate and apart therefrom and shall be held in trust by such Co-Issuer or such other Securitization Entity for, and, within one (1) Business Day of the identification of such payment, paid over to, the Trustee, with any necessary endorsement. The Trustee shall withdraw from the Collection Account any monies on deposit therein that the Master Servicer certifies to it and the Control Party are not

Retained Collections and pay such amounts to or at the direction of the Master Servicer. All monies, instruments, cash and other proceeds received by the Trustee pursuant to the Indenture shall be immediately deposited in the Collection Account and shall be applied as provided in this Article V; provided, however, with respect to any Initial Franchise Fees or any Other Franchise Fees received by any Domino’s Entity (in an account other than a Concentration Account or the Collection Account) during any 28-day fiscal period of the Securitization Entities, such Initial Franchise Fees and Other Franchise Fees shall not be required to be paid or deposited into a Concentration Account or the Collection Account, as applicable, until ten (10) Business Days after the end of such 28-day fiscal period.

Section 5.9 Application of Weekly Collections on Weekly Allocation Dates. On each Weekly Allocation Date with respect to a Quarterly Collection Period, unless the Master Issuer shall have failed to deliver on such Weekly Allocation Date the Weekly Servicer’s Certificate relating to such Weekly Allocation Date in which case the application of Weekly Collections relating to such Weekly Allocation Date shall occur on the Business Day subsequent to the day on which such Weekly Servicer’s Certificate is delivered, the Master Issuer shall instruct the Trustee in writing to withdraw or allocate the funds, including any Investment Income available thereon, on deposit in the Collection Account on such Weekly Allocation Date as follows:

(i) first, to allocate to the Senior Notes Principal Payments Account or, if no Senior Notes are Outstanding and no amounts are due but unpaid to any Insurer on such Weekly Allocation Date, to the Subordinated Notes Principal Payments Account, any funds on deposit in the Collection Account on such Weekly Allocation Date consisting of Indemnification Payments;

(ii) second, to pay to the Master Servicer an amount equal to the sum of (A) the Weekly Master Servicing Amount for such Weekly Allocation Date, plus (B) an amount equal to the Master Servicer Advances Reimbursement Amount for such Weekly Allocation Date, plus (C) the amount of PULSE Maintenance Fees deposited into the Collection Account during the Weekly Collection Period preceding such Weekly Allocation Date;

(iii) third, to pay (A) to the Master Issuer for payment of the Capped Securitization Operating Expenses Amount for such Weekly Allocation Date pro rata based on the amount of each type of Securitization Operating Expenses payable on such Weekly Allocation Date pursuant to this clause (iii) and (B) so long as an Event of Default has occurred and is continuing, to the Trustee for payment of the Post-Default Capped Trustee Expenses Amount for such Weekly Allocation Date;

(iv) fourth, to allocate to the Senior Notes Interest Account, the Senior Notes Accrued Quarterly Insured Interest Amount for such Weekly Allocation Date;

(v) fifth, to allocate to the Insurer Premiums Account, the Accrued Insurer Premiums Amount for such Weekly Allocation Date;

(vi) sixth, to allocate to the Class A-1 Senior Notes Commitment Fees Account, the Class A-1 Senior Notes Accrued Quarterly Commitment Fee Amount for such Weekly Allocation Date;

(vii) seventh, to pay to each Insurer, as applicable, the Insurer Expenses Amount, if any, for such Weekly Allocation Date pro rata based on the Insurer Expenses Amounts owing to each such Insurer as of such Weekly Allocation Date;

(viii) eighth, to pay to each Insurer, as applicable, the Insurer Reimbursements Amount, if any, for such Weekly Allocation Date pro rata based on the Insurer Reimbursements Amounts owing to each such Insurer as of such Weekly Allocation Date;

(ix) ninth, to pay to each Class A-1 Administrative Agent pursuant to the related Variable Funding Note Purchase Agreement for payment of the Capped Class A-1 Senior Notes Administrative Expenses Amount due under such Variable Funding Note Purchase Agreement for such Weekly Allocation Date pro rata based on the amounts due under each such Variable Funding Note Purchase Agreement on such Weekly Allocation Date pursuant to this clause (ix);

(x) tenth, to deposit into the Senior Notes Interest Reserve Account, an amount equal to the Senior Notes Interest Reserve Account Deficit Amount on such Weekly Allocation Date with respect to each Class of Senior Notes in accordance with the applicable Series Supplement; provided, however, that no amounts, with respect to any Series of Notes, shall be deposited into the Senior Notes Interest Reserve Account pursuant to this clause (x) on any Weekly Allocation Date that occurs during the Quarterly Collection Period immediately preceding the Series Legal Final Maturity Date relating to such Series of Notes;

(xi) eleventh, to pay to the Master Servicer, an amount equal to the Supplemental Master Servicing Fee, if any, for such Weekly Allocation Date;

(xii) twelfth, so long as no Rapid Amortization Period is continuing, to deposit into the Cash Trap Reserve Account, an amount equal to the Cash Trapping Amount, if any, on such Weekly Allocation Date in accordance with the applicable Series Supplement;

(xiii) thirteenth, if such Weekly Allocation Date occurs during a Rapid Amortization Period, to allocate to the Senior Notes Principal Payments Account, all remaining funds on deposit in the Collection Account on such Weekly Allocation Date until there are no amounts due but unpaid to any Insurer and no principal amounts with respect to the Senior Notes are Outstanding;

(xiv) fourteenth, to allocate to the Senior Notes Principal Payments Account, the Senior Notes Accrued Targeted Principal Payments Amount, if any, for such Weekly Allocation Date;

(xv) fifteenth, to pay to the Master Issuer for payment of the Excess Securitization Operating Expenses Amount for such Weekly Allocation Date pro rata based on the amount of each type of Securitization Operating Expense payable on such Weekly Allocation Date pursuant to this clause (xv);

(xvi) sixteenth, to pay to each Class A-1 Administrative Agent pursuant to the related Variable Funding Note Purchase Agreement for payment of the Excess Class A-1 Senior Notes Administrative Expenses Amount due under such Variable Funding Note Purchase Agreement for such Weekly Allocation Date pro rata based on the amounts due under each such Variable Funding Note Purchase Agreement on such Weekly Allocation Date pursuant to this clause (xvi);

(xvii) seventeenth, to pay to each Class A-1 Administrative Agent pursuant to the related Variable Funding Note Purchase Agreement for payment of the Class A-1 Senior Notes Other Amounts due under such Variable Funding Note Purchase Agreement for such Weekly Allocation Date pro rata based on the amounts due under each such Variable Funding Note Purchase Agreement on such Weekly Allocation Date pursuant to this clause (xvii);

(xviii) eighteenth, to allocate to the Subordinated Notes Interest Account, the Subordinated Notes Accrued Quarterly Interest Amount for such Weekly Allocation Date;

(xix) nineteenth, if such Weekly Allocation Date occurs during a Rapid Amortization Period and no amounts are due but unpaid to any Insurer, to allocate to the Subordinated Notes Principal Payments Account, all remaining funds on deposit in the Collection Account on such Weekly Allocation Date until no principal amounts with respect to the Subordinated Notes are outstanding;

(xx) twentieth, if there are no Senior Notes Outstanding and no amounts are due but unpaid to any Insurer, to allocate to the Subordinated Notes Principal Payments Account, the Subordinated Notes Accrued Targeted Principal Payments Amount, if any, for such Weekly Allocation Date;

(xxi) twenty-first, so long as no Rapid Amortization Event is continuing, to allocate to the Senior Notes Contingent Additional Interest Account, (A) the Senior Notes Accrued Quarterly Contingent Additional Interest Amount and (B) the Class A-1 Senior Notes Accrued Quarterly Uninsured Interest Amount for such Weekly Allocation Date;

(xxii) twenty-second, if a Rapid Amortization Event is continuing, to allocate to the Senior Notes Contingent Additional Interest Account, (A) the Senior Notes Quarterly Contingent Additional Interest Amount and (B) the Class A-1 Senior Notes Quarterly Uninsured Interest Amount for such Weekly Allocation Date;

(xxiii) twenty-third, so long as no Rapid Amortization Event is continuing, to allocate to the Subordinated Notes Contingent Additional Interest Account, the Subordinated Notes Accrued Quarterly Contingent Additional Interest Amount for such Weekly Allocation Date;

(xxiv) twenty-fourth, if a Rapid Amortization Event is continuing, to allocate to the Subordinated Notes Contingent Additional Interest Account, the Subordinated Notes Quarterly Contingent Additional Interest Amount for such Weekly Allocation Date;

(xxv) twenty-fifth, to allocate to the Senior Notes Principal Payments Account or, if no Senior Notes are Outstanding on such Weekly Allocation Date, to the Subordinated Notes Principal Payments Account, the Weekly Aggregate Extension Prepayment Amount, if any, for such Weekly Allocation Date;

(xxvi) twenty-sixth, if a Residual Monthly Distribution Period is continuing and such Weekly Allocation Date is not a Residual Monthly Allocation Date, to allocate to the Residual Amounts Account, the Residual Amount for such Weekly Allocation Date;

(xxvii) twenty-seventh, if a Residual Monthly Distribution Period is continuing and such Weekly Allocation Date is a Residual Monthly Allocation Date, to pay to, or at the written direction of, the Master Issuer, the Residual Amount for such Weekly Allocation Date and all amounts allocated to the Residual Amounts Account on each previous Weekly Allocation Date prior to such Residual Monthly Allocation Date unless a Rapid Amortization Event is continuing in which case all amounts allocated to the Residual Amounts Account will be applied pursuant to Section 5.10(m); and

(xxviii) twenty-eighth, to pay to, or at the written direction of, the Master Issuer, the Residual Amount for such Weekly Allocation Date.

Section 5.10 Quarterly Payment Date Applications.

(a) Senior Notes Interest Account. On each Accounting Date, the Master Issuer shall instruct the Trustee in writing to withdraw on the following Quarterly Payment Date: (i) the funds allocated to the Senior Notes Interest Account on each Weekly Allocation Date with respect to the immediately preceding Quarterly Collection Period (or, to the extent necessary to cover any Class A-1 Senior Notes Insured Interest Adjustment Amount, the then-current Quarterly Collection Period) to be paid to the Senior Notes from the Collection Account, up to the amount of Senior Notes Quarterly Insured Interest accrued and unpaid with respect to the Senior Notes, sequentially in order of alphanumerical designation and pro rata among each Class of Senior Notes of the same alphanumerical designation based upon the amount of Senior Notes Quarterly Insured Interest payable with respect to each such Class, and deposit such funds into the applicable Series Distribution Accounts, and (ii) if the amount of funds allocated to the Senior Notes Interest Account pursuant to the immediately preceding clause (i) is less than the Senior Notes Aggregate Quarterly Insured Interest for the Interest Period with respect to each Class of Senior Notes ending most recently prior to such Quarterly Payment Date, as applicable, an amount equal to the lesser of (A) such insufficiency and (B) the sum of the Senior Notes Available Reserve Account Amount plus the Available Administrative Account Amount from first, the Subordinated Notes Contingent Additional Interest Account, second, the Senior Notes Contingent Additional Interest Account, third, the Subordinated Notes Principal Payments Account, fourth, the Subordinated Notes Interest Account, fifth, the Senior Notes Principal Payments Account, sixth, the Class A-1 Senior Notes Commitment Fees Account, seventh, the Senior Notes Interest Reserve Account and eighth, the Cash Trap Reserve Account to be paid to the Senior Notes up to the amount of Senior Notes Quarterly Insured Interest accrued and unpaid with respect to the Senior Notes, sequentially in order of alphanumerical designation and pro rata among each Class of Senior Notes of the same alphanumerical designation based upon the amount of Senior Notes Quarterly Insured Interest payable on each such Class, and deposit such funds into the applicable Series Distribution Accounts.

(b) Senior Notes Insured Interest Shortfall Amount. On each Accounting Date, the Master Issuer shall determine the excess, if any (the “Senior Notes Insured Interest Shortfall Amount”), of (i) Senior Notes Aggregate Quarterly Insured Interest for the Interest Period for each Class of Senior Notes ending most recently prior to the next succeeding Quarterly Payment Date over (ii) the amount that will be available to make payments on the Senior Notes in accordance with Section 5.10(a) on such Quarterly Payment Date. If the Senior Notes Insured Interest Shortfall Amount with respect to any Quarterly Payment Date is greater than zero, the payment of the Senior Notes Aggregate Quarterly Insured Interest as reduced by the Senior Notes Insured Interest Shortfall Amount to be distributed on such Quarterly Payment Date to the Senior Notes will be paid to the Senior Notes, sequentially in order of alphanumerical designation and pro rata among each Class of Senior Notes of the same alphanumerical designation based upon the amount of Senior Notes Quarterly Insured Interest payable with respect to each such Class; provided that such reduction shall not be deemed to be a waiver of any default caused by the existence of such Senior Notes Insured Interest Shortfall Amount. An additional amount of interest (“Additional Senior Notes Insured Interest Shortfall Interest”) shall accrue on the Senior Notes Insured Interest Shortfall Amount for each subsequent Interest Period at the applicable Note Rate until the Senior Notes Insured Interest Shortfall Amount is paid in full.

(c) Insurer Premiums Account. On each Accounting Date, the Master Issuer shall instruct the Trustee in writing to withdraw on the following Quarterly Payment Date: (i) the funds allocated to the Insurer Premiums Account on each Weekly Allocation Date with respect to the immediately preceding Quarterly Collection Period (or, to the extent necessary to cover any Class A-1 Senior Notes Insurer Premiums Adjustment Amount, the then-current Quarterly Collection Period) and to pay such funds pro rata among the Insurers based upon the Policy Exposure of each such Insurer as of such Quarterly Payment Date to the applicable Insurer and (ii) if the amount of funds allocated to the Insurer Premiums Account on each Weekly Allocation Date with respect to the immediately preceding Quarterly Collection Period is less than the Insurer Premiums for the Interest Period ending most recently prior to such Quarterly Payment Date, an amount equal to the lesser of (A) such insufficiency and (B) the sum of the Senior Notes Available Reserve Account Amount plus the Available Administrative Account Amount (after giving effect to any payments made from any Collection Account Administrative Account, the Senior Notes Interest Reserve Account and/or the Cash Trap Reserve Account pursuant to Section 5.10(a)(ii)) from, first, the Subordinated Notes Contingent Additional Interest Account, second, the Senior Notes Contingent Additional Interest Account, third, the Subordinated Notes Principal Payments Account, fourth, the Subordinated Notes Interest Account, fifth, the Senior Notes Principal Payments Account, sixth, the Class A-1 Senior Notes Commitment Fees Account, seventh, the Senior Notes Interest Reserve Account and eighth, the Cash Trap Reserve Account, to pay such funds to the Insurers, as applicable.

(d) Class A-1 Senior Notes Commitment Fees Account. On each Accounting Date, the Master Issuer shall instruct the Trustee in writing to withdraw on the following Quarterly Payment Date: (i) the funds allocated to the Class A-1 Senior Notes Commitment Fees Account on each Weekly Allocation Date with respect to the immediately preceding Quarterly Collection Period (or, to the extent necessary to cover any Class A-1 Senior Notes Commitment Fee Adjustment Amount, the then-current Quarterly Collection Period) to be paid to the Class A-1 Senior Notes from the Collection Account, up to the amount of the Class A-1 Senior Notes Quarterly Commitment Fees accrued and unpaid with respect to the Class A-1 Senior Notes, pro rata among each Class of Class A-1 Senior Notes based upon the amount of Class A-1 Senior Notes Quarterly Commitment Fees payable with respect to each such Class, and deposit such funds into the applicable Series Distribution Accounts and (ii) if the amount of funds allocated to the Class A-1 Senior Notes Commitment Fees Account on each Weekly Allocation Date with respect to the immediately preceding Quarterly Collection Period is less than Class A-1 Senior Notes Aggregate Quarterly Commitment Fees for the Interest Period ending most recently prior to such Quarterly Payment Date, an amount equal to the lesser of (A) such insufficiency and (B) the Senior Notes Available Reserve Account Amount plus the Available Administrative Account Amount (after giving effect to any payments made from any Collection Account Administrative Account, the Senior Notes Interest Reserve Account and/or the Cash Trap Reserve Account pursuant to Sections 5.10(a)(ii) or 5.10(c)(ii)) from first, the Subordinated Notes Contingent Additional Interest Account, second, the Senior Notes Contingent Additional Interest Account, third, the Subordinated Notes Principal Payments Account, fourth, the Subordinated Notes Interest Account, fifth, the Senior Notes Principal Payments Account, sixth, the Senior Notes Interest Reserve Account and seventh, the Cash Trap Reserve Account, to be paid to the Class A-1 Senior Notes up to the amount of Class A-1 Senior Notes, pro rata among each Class of Class A-1 Senior Notes based upon the amount of Class A-1 Senior Notes Quarterly Commitment Fees payable with respect to each such Class, and deposit such funds into the applicable Series Distribution Accounts.

(e) Class A-1 Senior Notes Commitment Fees Shortfall Amount. On each Accounting Date, the Master Issuer shall determine the excess, if any (the “Class A-1 Senior Notes Commitment Fees Shortfall Amount”), of (i) Class A-1 Senior Notes Aggregate Quarterly Commitment Fees for the Interest Period ending most recently prior to the next succeeding Quarterly Payment Date over (ii) the amount that will be available to make payments on the Class A-1 Senior Notes in accordance with Section 5.10(d) on such Quarterly Payment Date. If the Class A-1 Senior Notes Commitment Fees Shortfall Amount with respect to any Quarterly Payment Date is greater than zero, the payment of the Class A-1 Senior Notes Aggregate Quarterly Commitment Fees as reduced by the Class A-1 Senior Notes Commitment Fees Shortfall Amount to be distributed on such Quarterly Payment Date to the Class A-1 Senior Notes will be paid to the Class A-1 Senior Notes, pro rata among each Class of Class A-1 Senior Notes based upon the amount of Class A-1 Senior Notes Quarterly Commitment Fees payable with respect to each such Class; provided that such reduction shall not be deemed to be a waiver of any default caused by the existence of such Class A-1 Senior Notes Commitment Fees Shortfall Amount. An additional amount of interest (“Additional Class A-1 Senior Notes Commitment Fees Shortfall Interest”) shall accrue on the Class A-1 Senior Notes Commitment Fees Shortfall Amount for each subsequent Interest Period at the applicable Note Rate until the Class A-1 Senior Notes Commitment Fees Shortfall Amount is paid in full.

(f) Senior Notes Principal Payments Account. On each Accounting Date, the Master Issuer shall instruct the Trustee in writing to withdraw on the following Quarterly Payment Date: (i) the funds allocated to the Senior Notes Principal Payments Account on each Weekly Allocation Date with respect to the immediately preceding Quarterly Collection Period (A) to be paid to each applicable Class of Senior Notes from the Collection Account up to the aggregate amount of the Senior Notes Aggregate Targeted Principal Payments and amounts distributed to such administrative account pursuant to clause (xiii) of the Priority of Payments owed to each such Class of Senior Notes, sequentially in order of alphanumerical designation and pro rata among each such Class of Senior Notes of the same alphanumerical designation based upon the Outstanding Principal Amount of the Senior Notes of such Class, (B) to be paid to each applicable Class of Senior Notes from the Collection Account up to the aggregate amount of Indemnification Payments owed to each such Class of Senior Notes in the following order: first, to Senior Notes (other than Class A-1 Senior Notes) pro rata among each such Class of Senior Notes (other than Class A-1 Senior Notes) based upon the Outstanding Principal Amount of the Senior Notes of such Class and second, to Class A-1 Senior Notes pro rata among Class A-1 Senior Notes based upon the commitment amounts of the Class A-1 Senior Notes of such Class and (C) to be paid to each applicable Class of Senior Notes from the Collection Account up to the aggregate amount of Weekly Extension Principal Prepayments owed to each such Class of Senior Notes, sequentially in chronological order of issuance of such Classes and, among Classes issued on the same day, in the order set forth in clause (B) above, and deposit such funds into the applicable Series Distribution Accounts, (ii) if the amount of funds allocated to the Senior Notes Principal Payments Account on each Weekly Allocation Date with respect to the immediately preceding Quarterly Collection Period is less than the Senior Notes Aggregate Targeted Principal Payments and the Weekly Extension Principal

Prepayments owed to each applicable Class of Senior Notes on such Quarterly Payment Date and/or the amount of funds allocated to the Senior Notes Principal Payments Account on each Weekly Allocation Date with respect to the immediately preceding Quarterly Collection Period is less than the Indemnification Payments due on such Quarterly Payment Date with respect to each applicable Class of Senior Notes, an amount equal to the lesser of (A) any such insufficiency and (B) the Available Administrative Account Amount (after giving effect to any payments made from any Collection Account Administrative Account pursuant to Sections 5.10(a)(ii), 5.10(c)(ii) or 5.10(d)(ii)) from first, the Subordinated Notes Contingent Additional Interest Account, second, the Senior Notes Contingent Additional Interest Account, third, the Subordinated Notes Principal Payments Account and fourth, the Subordinated Notes Interest Account to be paid to each applicable Class of Senior Notes up to the amount of unpaid Senior Notes Targeted Principal Payments, Weekly Extension Principal Prepayments and/or Indemnification Payments, as the case may be, in the applicable order set forth in clause (i) above, and deposit such funds into the applicable Series Distribution Accounts and (iii) if a Rapid Amortization Event has occurred and is continuing or will occur on such Quarterly Payment Date and any amounts are on deposit in the Subordinated Notes Interest Account, the Subordinated Notes Principal Payments Account, the Senior Notes Contingent Additional Interest Account or the Subordinated Notes Contingent Additional Interest Account on such Accounting Date, an amount equal to all amounts on deposit in such Collection Account Administrative Accounts to be paid to each Class of Senior Notes, in the applicable order set forth in clause (i) above, and deposit such funds into the applicable Series Distribution Accounts; provided that on any Weekly Allocation Date on which a Tax Payment Deficiency exists and amounts have been distributed to the Senior Notes Principal Payments Account pursuant to clause (xiii) of the Priority of Payments the Control Party may, in its sole discretion, instruct the Trustee in writing to withdraw from such administrative account any amounts necessary to discharge such Tax Payment Deficiency.

(g) Subordinated Notes Interest Account. On each Accounting Date, the Master Issuer shall instruct the Trustee in writing to withdraw on the following Quarterly Payment Date: (i) the funds allocated to the Subordinated Notes Interest Account on each Weekly Allocation Date with respect to the immediately preceding Quarterly Collection Period to be paid to each Class of Subordinated Notes from the Collection Account, up to the amount of Subordinated Notes Quarterly Interest accrued and unpaid with respect to each such Class of Subordinated Notes, sequentially in order of alphanumerical designation and pro rata among each Class of Subordinated Notes of the same alphanumerical designation based upon the amount of Subordinated Notes Quarterly Interest payable on each such Class, and deposit such funds into the applicable Series Distribution Accounts and (ii) if the amount of funds allocated to the Subordinated Notes Interest Account on each Weekly Allocation Date with respect to the immediately preceding Quarterly Collection Period pursuant to the immediately preceding clause (i) is less than Subordinated Notes Aggregate Quarterly Interest for the Interest Period ending most recently prior to such Quarterly Payment Date and no Senior Notes are Outstanding and there are no amounts due but unpaid to any Insurer, an amount equal to the lesser of (A) such insufficiency and (B) the Available Cash Trap Reserve Account Amount plus the Available Administrative Account Amount (after giving effect to any payments made from any Collection Account Administrative Account and/or the Cash Trap Reserve Account pursuant to Sections 5.10(a)(ii), 5.10(c)(ii), 5.10(d)(ii), 5.10(f)(ii) and 5.10(f)(iii)) from first, the Subordinated Notes Contingent Additional Interest Account, second, the Senior Notes Contingent Additional Interest Account, third, the Subordinated Notes Principal Payments Account and fourth, the Cash Trap Reserve Account, to be paid to each Class of Subordinated Notes up to the amount of Subordinated Notes Quarterly Interest accrued and unpaid with respect to each such Class of Subordinated Notes, sequentially in order of alphanumerical designation and pro rata among each Class of Subordinated Notes of the same alphanumerical designation based upon the amount of Subordinated Notes Quarterly Interest payable on each such Class, and deposit such funds into the applicable Series Distribution Accounts.

(h) Subordinated Notes Interest Shortfall Amount. On each Accounting Date, the Master Issuer shall determine the excess, if any (the “Subordinated Notes Interest Shortfall Amount”), of (i) Subordinated Notes Aggregate Quarterly Interest for the Interest Period ending most recently prior to the next succeeding Quarterly Payment Date over (ii) the amount that will be available to make payments on the Subordinated Notes in accordance with Section 5.10(g) on such Quarterly Payment Date. If the Subordinated Notes Interest Shortfall Amount with respect to any Quarterly Payment Date is greater than zero, payments of Subordinated Notes Aggregate Quarterly Interest as reduced by the Subordinated Notes Interest Shortfall Amount to be distributed on such Quarterly Payment Date to the Subordinated Notes will be paid to each Class of Subordinated Notes, sequentially in order of alphanumerical designation and pro rata among each Class of Subordinated Notes of the same alphanumerical designation based upon the amount of Subordinated Notes Quarterly Interest payable with respect to each such Class. An additional amount of interest (“Additional Subordinated Notes Interest Shortfall Interest”) shall accrue on the Subordinated Notes Interest Shortfall Amount for each subsequent Interest Period at the applicable Note Rate until the Subordinated Notes Interest Shortfall Amount is paid in full.

(i) Subordinated Notes Principal Payments Account. On each Accounting Date, the Master Issuer shall instruct the Trustee in writing to withdraw on the following Quarterly Payment Date: (i) the funds allocated to the Subordinated Notes Principal Payments Account on each Weekly Allocation Date with respect to the immediately preceding Quarterly Collection Period (A) to be paid to each applicable Class of Subordinated Notes from the Collection Account up to the amount of Subordinated Notes Targeted Principal Payments and amounts distributed to such administrative account pursuant to clause (xix) of the Priority of Payments owed to each such Class of Subordinated Notes, sequentially in order of alphanumerical designation and pro rata among each such Class of Subordinated Notes of the same alphanumerical designation based upon the Outstanding Principal Amount of such Class, (B) to be paid to each applicable Class of Subordinated Notes from the Collection Account up to the aggregate amount of Indemnification Payments owed to each such Class of Subordinated Notes, sequentially in order of alphabetical designation and pro rata among each Class of Subordinated Notes of the same alphabetical designation based upon the Outstanding Principal Amount of each such Class and (C) to be paid to each applicable Class of Subordinated Notes from the Collection Account up to the aggregate amount of Weekly

Extension Principal Prepayments owed to each such Class of Subordinated Notes sequentially in chronological order of issuance of such Classes and, among Classes issued on the same day, in the order set forth in clause (B) above, and deposit such funds into the applicable Series Distribution Accounts, (ii) if the amount of funds allocated to the Subordinated Notes Principal Payments Account on each Weekly Allocation Date with respect to the immediately preceding Quarterly Collection Period is less than the Subordinated Notes Targeted Principal Payments and the Weekly Extension Principal Prepayments owed for the Interest Period ending most recently prior to such Quarterly Payment Date and/or the amount of funds allocated to the Subordinated Notes Principal Payments Account on each Weekly Allocation Date with respect to the immediately preceding Quarterly Collection Period is less than the Indemnification Payments due on such Quarterly Payment Date with respect to the Subordinated Notes, an amount equal to the lesser of (A) any such insufficiency and (B) the Available Administrative Account Amount (after giving effect to any payments made from any Collection Account Administrative Account pursuant to Sections 5.10(a)(ii), 5.10(c)(ii), 5.10(d)(ii), 5.10(f)(ii), 5.10(f)(iii) or 5.10(g)(ii)) from first, the Subordinated Notes Contingent Additional Interest Account and second, the Senior Notes Contingent Additional Interest Account to be paid to each applicable Class of Subordinated Notes up to the amount of unpaid Subordinated Notes Targeted Principal Payments, Weekly Extension Principal Prepayments and/or Indemnification Payments, as the case may be, in the applicable order set forth in clause (i) above, and deposit such funds into the applicable Series Distribution Accounts and (iii) if a Rapid Amortization Event has occurred and is continuing or will occur on such Quarterly Payment Date and any amounts are on deposit in the Senior Notes Contingent Additional Interest Account or the Subordinated Notes Contingent Additional Interest Account on such Accounting Date, an amount equal to all amounts on deposit in such Collection Account Administrative Accounts to be paid to each Class of Subordinated Notes, in the applicable order set forth in clause (i) above, and deposit such funds into the applicable Series Distribution Accounts; provided that on any Weekly Allocation Date on which a Tax Payment Deficiency exists and amounts have been distributed to the Subordinated Notes Principal Payments Account pursuant to clause (xix) of the Priority of Payments the Control Party may, in its sole discretion, instruct the Trustee in writing to withdraw from such administrative account any amounts necessary to discharge such Tax Payment Deficiency.

(j) Senior Notes Contingent Additional Interest Account. On each Accounting Date, the Master Issuer shall instruct the Trustee in writing to withdraw on the following Quarterly Payment Date: (i) the funds allocated to the Senior Notes Contingent Additional Interest Account on each Weekly Allocation Date with respect to the immediately preceding Quarterly Collection Period to be paid to each applicable Class of Senior Notes from the Collection Account up to the amount of Senior Notes Quarterly Contingent Additional Interest and Class A-1 Senior Notes Quarterly Uninsured Interest distributed to such administrative account owed to each such Class of Senior Notes, sequentially in order of alphanumerical designation and pro rata among each such Class of Senior Notes of the same alphanumerical designation based upon the amount of Senior Notes Quarterly Contingent Additional Interest and Class A-1 Senior Notes Quarterly Uninsured Interest payable on each such Class, and deposit such funds into the applicable Series Distribution Accounts and (ii) if the amount of funds allocated to the Senior Notes Contingent Additional Interest Account on each Weekly Allocation Date with respect to the immediately preceding Quarterly Collection Period pursuant to the immediately preceding clause (i) is less than the amount of Senior Notes Quarterly Contingent Additional Interest and Class A-1 Senior Notes Quarterly Uninsured Interest owed to each such Class of Senior Notes for the Interest Period ending most recently prior to such Quarterly Payment Date, an amount equal to the lesser of (A) such insufficiency and (B) the Available Administrative Account Amount (after giving effect to any payments made from any Collection Account Administrative Account pursuant to Sections 5.10(a)(ii), 5.10(c)(ii), 5.10(d)(ii), 5.10(f)(ii), 5.10(g)(ii), 5.10(i)(ii) and 5.10(i)(iii)) from the Subordinated Notes Contingent Additional Interest Account, to be paid to each Class of Senior Notes up to the amount of Senior Notes Quarterly Contingent Additional Interest and Class A-1 Senior Notes Quarterly Uninsured Interest accrued and unpaid with respect to each applicable Class of Senior Notes, sequentially in order of alphanumerical designation and pro rata among each Class of Senior Notes of the same alphanumerical designation based upon the amount of Senior Notes Quarterly Contingent Additional Interest and Class A-1 Senior Notes Quarterly Uninsured Interest payable on each such Class, and deposit such funds into the applicable Series Distribution Accounts.

(k) Subordinated Notes Contingent Additional Interest Account. On each Accounting Date, the Master Issuer shall instruct the Trustee in writing to withdraw on the following Quarterly Payment Date the funds allocated to the Subordinated Notes Contingent Additional Interest Account on each Weekly Allocation Date with respect to the immediately preceding Quarterly Collection Period to be paid to each applicable Class of Subordinated Notes from the Collection Account up to the amount of Subordinated Notes Quarterly Contingent Additional Interest distributed to such administrative account owed to each such Class of Subordinated Notes, sequentially in order of alphanumerical designation and pro rata among each such Class of Subordinated Notes of the same alphanumerical designation based upon the amount of Subordinated Notes Quarterly Contingent Additional Interest payable on each such Class, and deposit such funds into the applicable Series Distribution Accounts.

(l) Amounts on Deposit in the Senior Notes Interest Reserve Account and the Cash Trap Reserve Account.

(i) On the Accounting Date preceding the first Quarterly Payment Date following any Senior Notes Interest Reserve Step-Down Date, the Master Issuer shall instruct the Trustee in writing to withdraw on such Quarterly Payment Date funds then on deposit in the Senior Notes Interest Reserve Account equal to the Senior Notes Interest Reserve Step-Down Release Amount and deposit such funds into the Collection Account.

(ii) On the Accounting Date preceding any Quarterly Payment Date that is a Cash Trapping Release Event Date, the Master Issuer shall instruct the Trustee in writing to withdraw on such Quarterly Payment Date funds then on deposit in the Cash Trap Reserve Account equal to the Cash Trapping Release Amount and deposit such funds into the Collection Account.

(iii) On the Accounting Date preceding the first Quarterly Payment Date following the commencement of the Rapid Amortization Period, the Master Issuer shall instruct the Trustee in writing to withdraw on such Quarterly Payment Date any funds then on deposit in the Cash Trap Reserve Account for payment to each Class of Notes Outstanding and deposit such funds into the applicable Series Distribution Accounts, sequentially in order of alphanumerical designation and pro rata among each such Class of Notes of the same alphanumerical designation based upon the Outstanding Principal Amounts of the Notes of such Class.

(iv) On the Accounting Date preceding the Final Series Adjusted Repayment Date, the Master Issuer shall instruct the Trustee in writing to withdraw on such date any funds then on deposit in the Cash Trap Reserve Account for payment to each Class of Notes Outstanding and deposit such funds into the applicable Series Distribution Accounts, sequentially in order of alphanumerical designation and pro rata among each such Class of Notes of the same alphanumerical designation based upon the Outstanding Principal Amounts of the Notes of such Class.

(v) If the Master Issuer determines, with respect to any Series of Senior Notes, that the amount to be deposited in any Series Distribution Account in accordance with this Section 5.10 on any Series Legal Final Maturity Date related to such Series of Senior Notes is less than the Outstanding Principal Amount of such Series of Senior Notes, on the Accounting Date immediately preceding such Series Legal Final Maturity Date, the Master Issuer shall instruct the Trustee thereof in writing, and the Trustee shall, in accordance with such instruction on such Series Legal Final Maturity Date, withdraw from the Senior Notes Interest Reserve Account and deposit, sequentially in order of alphanumeric designation and pro rata based upon the Outstanding Principal Amount of the Senior Notes, into the applicable Series Distribution Accounts, an amount equal to the lesser of such insufficiency and the Available Senior Notes Interest Reserve Account Amount (after giving effect to any payments made from the Senior Notes Interest Reserve Account pursuant to Sections 5.10(b)(ii), 5.10(c)(ii) and 5.10(d)(ii)) on such Series Legal Final Maturity Date).

(vi) On any date on which no Senior Notes are Outstanding, the Master Issuer shall instruct the Trustee in writing to withdraw on such date any funds then on deposit in the Senior Notes Interest Reserve Account and to first, pay to each Insurer all Insurer Premiums, all Insurer Expenses and all Insurer Reimbursements accrued but unpaid to such Insurer and second, to deposit all remaining funds into the Collection Account.

(vii) On any Weekly Allocation Date on which a Tax Payment Deficiency exists, the Control Party may, in its sole discretion, instruct the Trustee in writing to withdraw from the Senior Notes Interest Reserve Account or the Cash Trap Reserve Account any amounts necessary to discharge such Tax Payment Deficiency.

(m) Residual Amounts Account. During any Residual Monthly Distribution Period, on each Residual Monthly Allocation Date, the Master Issuer shall instruct the Trustee in writing to withdraw on such date the funds allocated to the Residual Amounts Account on each Weekly Allocation Date prior to such Residual Monthly Allocation Date from the Residual Amounts Account and pay such funds in accordance with clause (xxvii) of the Priority of Payments; provided, however, that upon the occurrence and during the continuation of a Rapid Amortization Event, the Master Issuer shall instruct the Trustee in writing to withdraw all funds on deposit in the Residual Amounts Account and to deposit such funds into the Collection Account.

Section 5.11 Determination of Quarterly Interest.

Quarterly payments of interest and fees on each Series of Notes shall be determined, allocated and distributed in accordance with the procedures set forth in the applicable Series Supplement.

Section 5.12 Determination of Quarterly Principal.

Quarterly payments of principal, if any, of each Series of Notes shall be determined, allocated and distributed in accordance with the procedures set forth in the applicable Series Supplement.

Section 5.13 Prepayment of Principal.

Mandatory prepayments of principal, if any, of each Series of Notes shall be determined, allocated and distributed in accordance with the procedures set forth in the applicable Series Supplement, if not otherwise described herein.

ARTICLE VI

DISTRIBUTIONS

Section 6.1 Distributions in General.

(a) Unless otherwise specified in the applicable Series Supplement, on each Quarterly Payment Date, the Paying Agent shall pay to the Noteholders of each Series of record on the preceding Record Date the amounts payable thereto (i) by wire transfer in immediately available funds released by the Paying Agent from the applicable Series Distribution Account no later than 12:30 p.m. (New York City time) if a Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Quarterly Payment Date or (ii) by check mailed first-class postage prepaid to such Noteholder at the address for such Noteholder appearing in the Note Register if such Noteholder has not provided wire instructions pursuant to clause (i) above; provided, however, that the final principal payment due on a Note shall only be paid upon due presentment and surrender of such Note for cancellation in accordance with the provisions of the Note at the applicable Corporate Trust Office.

(b) Unless otherwise specified in the applicable Series Supplement, in this Base Indenture or in any applicable Variable Funding Note Purchase Agreement (i) all distributions to Noteholders of all Classes within a Series of Notes will have the same priority, (ii) in the event that on any date of determination the amount available to make payments to the Noteholders of a Series is not sufficient to pay all sums required to be paid to such Noteholders on such date, then each Class of Noteholders will receive its ratable share (based upon the aggregate amount due to such Class of Noteholders) of the aggregate amount available to be distributed in respect of the Notes of such Series and (iii) in the event that on any date of determination the amount available to make payments to the Noteholders of any Class of any Series is not sufficient to pay all sums required to be paid to such Noteholders on such date, then each Noteholder of such Class of such Series will receive its ratable share (based upon the aggregate amount due to such Class of Noteholders) of the aggregate amount available to be distributed in respect of such Class of such Series. For the avoidance of doubt, to the extent that the Base Indenture requires a distribution to be made in order of “alphanumerical designation” and a Class of Notes has been designated with both a letter and a number, in determining the order for such distribution, distributions shall be made with regard first to all Classes with the same letter in alphabetical order and within such Classes with regard to the number in numerical order (i.e. A-1, A-2, B-1, B-2 and not A-1, B-1, A-2, B-2).

(c) Unless otherwise specified in the applicable Series Supplement, the Trustee shall distribute all amounts owed to the Noteholders of any Class of Notes pursuant to the instructions of the Co-Issuers whether set forth in a Quarterly Servicer’s Certificate, a Company Order or otherwise.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES

The Co-Issuers hereby represent and warrant, for the benefit of the Trustee and the Noteholders, as follows as of each Series Closing Date:

Section 7.1 Existence and Power.

Each Securitization Entity (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (b) is duly qualified to do business as a foreign entity and in good standing under the laws of each jurisdiction (including, without limitation, in each Included Country) where the character of its property, the nature of its business or the performance of its obligations under the Related Documents make such qualification necessary, except to the extent that the failure to so qualify is not reasonably likely to result in a Material Adverse Effect, and (c) has all limited liability company, corporate or other powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and for purposes of the transactions contemplated by the Indenture and the other Related Documents.

Section 7.2 Company and Governmental Authorization.

The execution, delivery and performance by each Co-Issuer of this Base Indenture and any Series Supplement and by each Co-Issuer and each other Securitization Entity of the other Related Documents to which it is a party (a) is within such Securitization Entity’s limited liability company, corporate or other powers and has been duly authorized by all necessary limited liability company, corporate or other action, (b) requires no action by or in respect of, or filing with, any Governmental Authority which has not been obtained and (c) does not contravene, or constitute a default under, any Requirements of Law with respect to such Securitization Entity or any Contractual Obligation with respect to such Securitization Entity or result in the creation or imposition of any Lien on any property of any Securitization Entity, except for Liens created by this Base Indenture or the other Related Documents except in the case of clause (b) or (c) above, solely with respect to the Contribution Agreements, the violation of which could not reasonably be expected to have a Material Adverse Effect. This Base Indenture and each of the other Related Documents to which each Securitization Entity is a party has been executed and delivered by a duly Authorized Officer of such Securitization Entity.

Section 7.3 No Consent.

Except as set forth on Schedule 7.3, no consent, action by or in respect of, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority or other Person is required for the valid execution and delivery by each Co-Issuer of this Base Indenture and any Series Supplement and by each Co-Issuer and each other Securitization Entity of any Related Document to which it is a party or for the performance of any of the Securitization Entities’ obligations hereunder or thereunder other than such consents, approvals, authorizations, registrations, declarations or filings (a) as shall have been obtained or made by such Securitization Entity prior to the Initial Closing Date or as are permitted to be obtained subsequent to the Initial Closing Date in accordance with Section 7.13, or (b) relating to the performance of any Collateral Franchise Document the failure of which to obtain is not reasonably likely to have a Material Adverse Effect.

Section 7.4 Binding Effect.

This Base Indenture and each other Related Document to which a Securitization Entity is a party is a legal, valid and binding obligation of each such Securitization Entity enforceable against such Securitization Entity in accordance with its terms (except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing).

Section 7.5 Litigation.

There is no action, suit, proceeding or investigation pending against or, to the knowledge of any Co-Issuer, threatened against or affecting any Securitization Entity or of which any property or assets of such Securitization Entity is the subject before any court or arbitrator or any Governmental Authority that would, individually or in the aggregate, affect the validity or enforceability of this Base Indenture or any Series Supplement, materially adversely affect the performance by the Securitization Entities of their obligations hereunder or thereunder or which is reasonably likely to have a Material Adverse Effect.

Section 7.6 No ERISA Plan.

No Securitization Entity or any corporation or any trade, business, organization or other entity (whether or not incorporated) that would be treated together with any Securitization Entity as a single employer under Section 414(b), (c), (m) or (o) of the Code or Section 4001(a)(14) of ERISA has, except as provided on Schedule 7.6, established, maintains, contributes to, or has any liability in respect of (or has in the past six years established, maintained, contributed to, or had any liability in respect of) any Plan that is subject to Title IV of ERISA or Section 412 of the Code. No Securitization Entity which is a member of a Controlled Group which includes a Securitization Entity has any contingent liability with respect to any post-retirement welfare benefits under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Subtitle B of Title I of ERISA or other applicable continuation of coverage laws.

Section 7.7 Tax Filings and Expenses.

Each Securitization Entity has filed, or caused to be filed, all federal, state, local and foreign Tax returns and all other Tax returns which, to the knowledge of any Co-Issuer, are required to be filed by, or with respect to the income, properties or operations of, such Securitization Entity (whether information returns or not), and has paid, or caused to be paid, all Taxes due, if any, pursuant to said returns or pursuant to any assessment received by any Securitization Entity or otherwise, except such Taxes, if any, as are being contested in good faith and by appropriate proceedings and for which adequate reserves have been set aside in accordance with GAAP. As of the Initial Closing Date, except as set forth on Schedule 7.7, no Co-Issuer is aware of any proposed Tax assessments against any Domino’s Entity. Except as would not reasonably be expected to have a Material Adverse Effect, no tax deficiency has been determined adversely to any Securitization Entity, nor does any Securitization Entity have any knowledge of any tax deficiencies. Each Securitization Entity has paid all fees and expenses required to be paid by it in connection with the conduct of its business, the maintenance of its existence and its qualification as a foreign entity authorized to do business in each state and each Foreign Country in which it is required to so qualify, except to the extent that the failure to pay such fees and expenses is not reasonably likely to result in a Material Adverse Effect.

Section 7.8 Disclosure.

All certificates, reports, statements, notices, documents and other information furnished to the Trustee, the Insurers or the Noteholders by or on behalf of the Securitization Entities pursuant to any provision of the Indenture or any other Related Document, or in connection with or pursuant to any amendment or modification of, or waiver under, the Indenture or any other Related Document, are, at the time the same are so furnished, complete and correct in all material respects (when taken together with all other information furnished by or on behalf of the Domino’s Entities to the Trustee, the Insurers or the Noteholders, as the case may be), and give the Trustee, the Insurers or the Noteholders, as the case may be, true and accurate knowledge of the subject matter thereof in all material respects, and the furnishing of the same to the Trustee, the Insurers or the Noteholders, as the case may be, shall constitute a representation and warranty by each Co-Issuer made on the date the same are furnished to the Trustee, the Insurers or the Noteholders, as the case may be, to the effect specified herein.

Section 7.9 Investment Company Act.

No Securitization Entity is, or is controlled by, an “investment company” within the meaning of the Investment Company Act.

Section 7.10 Regulations T, U and X.

The proceeds of the Notes will not be used to purchase or carry any “margin stock” (as defined or used in the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X thereof) in such a way that could cause the transactions contemplated by the Related Documents to fail to comply with the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X thereof. No Securitization Entity owns or is engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock.

Section 7.11 Solvency.

Both before and after giving effect to the transactions contemplated by the Indenture and the other Related Documents, each Securitization Entity is solvent within the meaning of the Bankruptcy Code and any applicable state law and each Securitization Entity is not the subject of any voluntary or involuntary case or proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy or insolvency law and no Event of Bankruptcy has occurred with respect to any Securitization Entity.

Section 7.12 Ownership of Equity Interests; Subsidiaries.

(a) All of the issued and outstanding limited liability company interests of the SPV Guarantor are owned by Domino’s International, all of which limited liability company interests have been validly issued and are owned of record by Domino’s International, free and clear of all Liens other than Permitted Liens.

(b) All of the issued and outstanding limited liability company interests of the Master Issuer are owned by the SPV Guarantor, all of which limited liability company interests have been validly issued and are owned of record by the SPV Guarantor, free and clear of all Liens other than Permitted Liens.

(c) All of the issued and outstanding limited liability company interests of the Domestic Distributor, the IP Holder and the Domestic Franchisor are owned by the Master Issuer, all of which limited liability company interests have been validly issued and are owned of record by the Master Issuer, free and clear of all Liens other than Permitted Liens.

(d) All of the issued and outstanding capital stock of the International Franchisor and the SPV Canadian Holdco is owned by the Master Issuer, all of which capital stock has been validly issued, is fully paid and non-assessable and are owned of record by the Master Issuer, free and clear of all Liens other than Permitted Liens.

(e) All of the issued and outstanding capital stock of the Canadian Distributor are owned by the SPV Canadian Holdco, all of which capital stock has been validly issued and are owned of record by the SPV Canadian Holdco, free and clear of all Liens other than Permitted Liens.

(f) The Master Issuer has no subsidiaries and owns no Equity Interests in any other Person, other than the Domestic Distributor, the SPV Canadian Holdco, the IP Holder, the International Franchisor and the Domestic Franchisor, any Additional Securitization Entity and any Additional Securitization JV Entity. The SPV Canadian Holdco has no subsidiaries and owns no Equity Interests in any other Person other than the Canadian Distributor, any Additional Securitization Entity and any Additional Securitization JV Entity. The Domestic Distributor, the Canadian Distributor, the IP Holder, the International Franchisor and the Domestic Franchisor have no subsidiaries and own no Equity Interests in any other Person other than any Additional Securitization Entity or any Additional Securitization JV Entity.

Section 7.13 Security Interests.

(a) Each Co-Issuer and Guarantor owns and has good title to its Collateral, free and clear of all Liens other than Permitted Liens. The Co-Issuers’ and Guarantors’ rights under the Collateral Documents (except for any Franchise Promissory Notes) constitute general intangibles under the applicable UCC. This Base Indenture and the Global G&C Agreement constitute a valid and continuing Lien on the Collateral in favor of the Trustee on behalf of and for the benefit of the Secured Parties, which Lien on the Collateral has been perfected (except as described on Schedule 7.13(a)) and is prior to all other Liens (other than Permitted Liens), and is enforceable as such as against creditors of and purchasers from each Co-Issuer and each Guarantor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing.

The Co-Issuers and the Guarantors have received all consents and approvals required by the terms of the Collateral to the pledge of the Collateral to the Trustee hereunder and under the Global G&C Agreement. All action necessary to perfect such first-priority security interest has been duly taken or, in the case of Intellectual Property, will be duly taken consistent with the obligations set forth in Section 8.25(c).

(b) Other than the security interest granted to the Trustee hereunder, pursuant to the other Related Documents or any other Permitted Lien, none of the Co-Issuers and none of the Guarantors has pledged, assigned, sold or granted a security interest in the Collateral. All action necessary (including the filing of UCC-1 financing statements and filings with the United States Patent and Trademark Office, the United States Copyright Office or any applicable foreign intellectual property office or agency) to protect and evidence the Trustee’s security interest in the Collateral in the United States and, consistent with the obligations set forth in Section 8.25(d), in any Included Country. No security agreement, financing statement, equivalent security or lien instrument or continuation statement authorized by any Co-Issuer and any Guarantor and listing such Co-Issuer or Guarantor as debtor covering all or any part of the Collateral is on file or of record in any jurisdiction in the United States or in any Included Country, except in respect of Permitted Liens or such as may have been filed, recorded or made by such Co-Issuer or such Guarantor in favor of the Trustee on behalf of the Secured Parties in connection with this Base Indenture and the Global G&C Agreement, and no Co-Issuer or Guarantor has authorized any such filing.

(c) All authorizations in this Base Indenture and the Global G&C Agreement for the Trustee to endorse checks, instruments and securities and to execute financing statements, continuation statements, security agreements and other instruments with respect to the Collateral and to take such other actions with respect to the Collateral authorized by this Base Indenture and the Global G&C Agreement are powers coupled with an interest and are irrevocable.

Section 7.14 Related Documents.

The Related Documents are in full force and effect. There are no outstanding defaults thereunder nor have events occurred which, with the giving of notice, the passage of time or both, would constitute a default thereunder.

Section 7.15 Non-Existence of Other Agreements.

Other than as permitted by Section 8.22, (a) no Securitization Entity is a party to any contract or agreement of any kind or nature and (b) no Securitization Entity is subject to any material obligations or liabilities of any kind or nature in favor of any third party, including, without limitation, Contingent Obligations. No Securitization Entity has engaged in any activities since its formation (other than those incidental to its formation, the authorization and the issue of Series of Notes, the execution of the Related Documents to which such Securitization Entity is a party and the performance of the activities referred to in or contemplated by such agreements).

Section 7.16 Compliance with Contractual Obligations and Laws.

No Securitization Entity is in violation of (a) its Charter Documents, (b) any Requirement of Law with respect to such Securitization Entity or (c) any Contractual Obligation with respect to Securitization Entity except, solely with respect to clauses (b) and (c), to the extent such violation could not reasonably be expected to result in a Material Adverse Effect.

Section 7.17 Other Representations.

All representations and warranties of each Securitization Entity made in each Related Document to which it is a party are true and correct and are repeated herein as though fully set forth herein.

Section 7.18 No Employees.

Notwithstanding any other provision of the Indenture or any Charter Documents of any Securitization Entity to the contrary, no Securitization Entity has any employees.

Section 7.19 Insurance.

The Securitization Entities maintain or cause to be maintained on the Initial Closing Date the insurance coverages described on Schedule 7.19 hereto, in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries. All policies of insurance of the Securitization Entities are in full force and effect and the Securitization Entities are in compliance with the terms of such policies in all material respects. None of the Securitization Entities has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect. All such insurance is primary coverage, all premiums therefor due on or before the date hereof have been paid in full, and the terms and conditions thereof are no less favorable to the Securitization Entities than the terms and conditions of insurance maintained by their Affiliates that are not Securitization Entities.

Section 7.20 Environmental Matters; Real Property.

(a) None of the Securitization Entities are subject to any material liabilities or obligations pursuant to any Environmental Law.

(b) None of the Securitization Entities owns, leases or operates any real property (other than in connection with any Refranchising Asset Disposition).

Section 7.21 Intellectual Property.

(a) All of the material registrations and applications included in the Securitization IP and the Overseas IP are subsisting, unexpired and have not been abandoned in any applicable jurisdiction except where such abandonment could not reasonably be expected to have a Material Adverse Effect.

(b) Except as set forth on Schedule 7.21, (i) the use of the Securitization IP and the Overseas IP does not infringe or violate the rights of any third party in a manner that could reasonably be expected to have a Material Adverse Effect, (ii) the Securitization IP and the Overseas IP is not being infringed or violated by any third party in a manner that could reasonably be expected to have a Material Adverse Effect and (iii) there is no action or proceeding pending or, to the Co-Issuers’ knowledge, threatened alleging same that could reasonably be expected to have a Material Adverse Effect.

(c) Except as set forth on Schedule 7.21, no action or proceeding is pending or, to the Co-Issuers’ knowledge, threatened that seeks to limit, cancel or question the validity of any material Securitization IP or Overseas IP, or the use thereof, that could reasonably be expected to have a Material Adverse Effect.

(d) The IP Holder is the exclusive owner of the Securitization IP and the Overseas IP, free and clear of all Liens, set-offs, defenses and counterclaims of whatsoever kind or nature (other than licenses granted in the ordinary course of business and the rights granted under the IP License Agreements, the Third-Party License Agreements, the Franchise Arrangements and the Permitted Liens).

(e) The Co-Issuers have not made and will not hereafter make any material assignment, pledge, mortgage, hypothecation or transfer of any of the Securitization IP or the Overseas IP (other than licenses granted in the ordinary course of business and the rights granted under the IP License Agreements, the Third-Party License Agreements, the Franchise Arrangements and the Permitted Liens).

ARTICLE VIII

COVENANTS

Section 8.1 Payment of Notes.

(a) Each Co-Issuer shall pay or cause to be paid the principal of, and premium, if any, and interest, subject to Section 2.15(e), on the Notes when due pursuant to the provisions of this Base Indenture and any applicable Series Supplement. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent holds on that date money designated for and sufficient to pay all principal, premium, if any, and interest then due. Except as otherwise provided pursuant to a Variable Funding Note Purchase Agreement or any other Related Document, amounts properly withheld under the Code or any applicable state, local or foreign law by any Person from a payment to any Noteholder of interest or principal or premium, if any, shall be considered as having been paid by the Co-Issuers (or by any Insurer, as applicable) to such Noteholder for all purposes of the Indenture and the Notes.

(b) By acceptance of its Notes, each Noteholder agrees that the failure to provide the Paying Agent with appropriate tax certifications (which includes (i) an Internal Revenue Service Form W-9 for United States persons (as defined under Section 7701(a)(30) of the Code) or any applicable successor form or (ii) an applicable Internal Revenue Service Form W-8, for Persons other than United States persons, or applicable successor form) may result in amounts being withheld from payments to such Noteholder under this Base Indenture and any Series Supplement and that amounts withheld pursuant to applicable laws shall be considered as having been paid by the Co-Issuers as provided in clause (a) above.

Section 8.2 Maintenance of Office or Agency.

(a) The Co-Issuers will maintain an office or agency (which may be an office of the Trustee, the Registrar or co-registrar) where Notes may be surrendered for registration of transfer or exchange, where notices and demands to or upon the Co-Issuers in respect of the Notes and the Indenture may be served, and where, at any time when the Co-Issuers are obligated to make a payment of principal of, and premium, if any, on the Notes, the Notes may be surrendered for payment. The Co-Issuers will give prompt written notice to the Trustee and the Control Party of the location, and any change in the location, of such office or agency. If at any time the Co-Issuers shall fail to maintain any such required office or agency or shall fail to furnish the Trustee and the Control Party with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office.

(b) The Co-Issuers may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Co-Issuers will give prompt written notice to the Trustee and the Control Party of any such designation or rescission and of any change in the location of any such other office or agency.

(c) The Co-Issuers hereby designate the applicable Corporate Trust Office as one such office or agency of the Co-Issuers.

Section 8.3 Payment and Performance of Obligations.

The Co-Issuers will, and will cause the other Securitization Entities to, pay and discharge and fully perform, at or before maturity, all of their respective material obligations and liabilities, including, without limitation, Tax liabilities and other governmental claims levied or imposed upon the Securitization Entity or upon the income, properties or operations of any Securitization Entity, judgments, settlement agreements and all obligations of each Securitization Entity under the Collateral Documents, except where the same may be contested in good faith by appropriate proceedings (and without derogation from the material obligations of the Co-Issuers hereunder and the Guarantors under the Global G&C Agreement regarding the protection of the Collateral from Liens (other than Permitted Liens)), and will maintain, in accordance with GAAP, reserves as appropriate for the accrual of any of the same.

Section 8.4 Maintenance of Existence.

Each Co-Issuer will, and will cause each other Securitization Entity to, maintain its existence as a limited liability company, unlimited company or corporation validly existing, and in good standing under the laws of its state of organization and duly qualified as a foreign limited liability company, unlimited company or corporation licensed under the laws of each state and each foreign country in which the failure to so qualify would be reasonably likely to result in a Material Adverse Effect. Each Co-Issuer will, and will cause each other Securitization Entity (other than the International Franchisor, the SPV Canadian Holdco or any Additional Securitization Entity that is a corporation) to, be treated as a disregarded entity within the meaning of United States Treasury regulation section 301.7701-2(c)(2) and no Co-Issuer will, or will permit any other Securitization Entity (other than the International Franchisor, the SPV Canadian Holdco or any Additional Securitization Entity that is a corporation) to, be classified as a corporation or as an association taxable as a corporation or a publicly traded partnership taxable as a corporation for United States federal tax purposes.

Section 8.5 Compliance with Laws.

Each Co-Issuer will, and will cause each other Securitization Entity to, comply in all respects with all Requirements of Law with respect to such Co-Issuer or such other Securitization Entity except where such noncompliance would not be reasonably likely to result in a Material Adverse Effect; provided, however, such noncompliance will not result in a Lien (other than a Permitted Lien) on any of the Collateral or any criminal liability on the part of any Securitization Entity, the Master Servicer, the Trustee or any Insurer.

Section 8.6 Inspection of Property; Books and Records.

Each Co-Issuer will, and will cause each other Securitization Entity to, keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions, business and activities in accordance with GAAP. Each Co-Issuer will, and will cause each other Securitization Entity to, permit each of the Control Party (if only one Person is the Control Party, or the Person designated by the Control Party if more than one Person is the Control Party) and the Trustee or any Person appointed by either of them to act as its agent to visit and inspect any of its properties, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers, directors, managers, employees and independent certified public accountants at the Control Party’s, the Trustee’s or such Person’s expense, all at such reasonable times upon reasonable notice and as often as may reasonably be requested; provided, however, that so long as one or more Insurers is the Control Party such Insurer (if only one Insurer is the Control Party) or the Person designated by the Control Party (if more than one Insurer is the Control Party) shall be entitled to one such visit per calendar year in the event that any Insured Senior Notes are Outstanding at the expense of the Co-Issuers (the “Insurer Reimbursable Annual Surveillance Expenses”); provided further that during the continuance of a Rapid Amortization Event or an Event of Default each of the Trustee and the Control Party (if only one Person is the Control Party, or the Person designated by the Control Party if more than one Person is the Control Party) or any Person appointed by either of them to act as its agent may visit and conduct such activities at any time and all such visits and activities shall be at the Co-Issuers’ expense (any such expenses incurred by any Lead Insurer, the “Insurer Reimbursable Rapid Amortization Surveillance Expenses”).

Section 8.7 Actions under the Collateral Documents and Related Documents.

(a) Except as otherwise provided in Section 8.7(d), no Co-Issuer will, or will permit any Securitization Entity to, take any action which would permit any Domino’s Entity or any other Person party to a Collateral Transaction Document to have the right to refuse to perform any of its respective obligations under any of the Collateral Transaction Documents or that would result in the amendment, waiver, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any Collateral Transaction Document.

(b) Except as otherwise provided in Section 3.2(a) or 8.7(d), no Co-Issuer will, or will permit any Securitization Entity to, take any action which would permit any other Person party to a Collateral Franchise Document to have the right to refuse to perform any of its respective obligations under such Collateral Franchise Document or that would result in the amendment, waiver, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, such Collateral Franchise Document if such action when taken on behalf of any Securitization Entity by the Master Servicer would constitute a breach by the Master Servicer of the Master Servicing Agreement.

(c) Except as otherwise provided in Section 3.2(a), each Co-Issuer agrees that it will not, and will cause each Securitization Entity not to, without the prior written consent of the Control Party, exercise any right, remedy, power or privilege available to it with respect to any obligor under a Collateral Document or under any instrument or agreement included in the Collateral, take any action to compel or secure performance or observance by any such obligor of its obligations to such Co-Issuer or such other Securitization Entity or give any consent, request, notice, direction or approval with respect to any such obligor.

(d) Each Co-Issuer agrees that it will not, and will cause each Securitization Entity not to, without the prior written consent of the Control Party, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any of the Related Documents; provided, however, that the Securitization Entities may agree to any amendment, modification, supplement or waiver of any such term of any Related Document without any such consent:

(i) to add to the covenants of any Securitization Entity for the benefit of the Secured Parties; or to add to the covenants of any Domino’s Entity for the benefit of any Securitization Entity; or

(ii) to make such other provisions in regard to matters or questions arising under the Related Documents as the parties thereto may deem necessary or desirable, which are not inconsistent with the provisions thereof and which shall not materially and adversely affect the interests of any Noteholder, any Note Owner, the Control Party or any other Secured Party; provided that an Opinion of Counsel (in form and substance reasonably satisfactory to the Control Party) shall be delivered to the Trustee, the Rating Agencies and the Control Party to such effect.

(e) Upon the occurrence of a Master Servicer Termination Event under the Master Servicing Agreement, (i) each Co-Issuer will not, and will cause each other Securitization Entity not to, without the prior written consent of the Control Party, terminate the Master Servicer and appoint any successor Master Servicer in accordance with the Master Servicing Agreement and (ii) each Co-Issuer will, and will cause each other Securitization Entity to, terminate the Master Servicer and appoint one or more successor Master Servicers in accordance with the Master Servicing Agreement if and when so directed by the Control Party.

Section 8.8 Notice of Defaults and Other Events.

Promptly (and in any event within two (2) Business Days) upon becoming aware of (i) any Potential Rapid Amortization Event, (ii) any Rapid Amortization Event, (iii) any Potential Master Servicer Termination Event, (iv) any Master Servicer Termination Event, (iv) any Default, (v) any Event of Default or (vi) any default under any Collateral Transaction Document, the Co-Issuers shall give the Trustee, the Insurers and the Rating Agencies with respect to each Series of Notes Outstanding notice thereof, together with an Officer’s Certificate setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by the Co-Issuers. The Co-Issuers shall, at their expense, promptly provide to the Control Party and the Trustee such additional information as the Control Party or the Trustee may reasonably request from time to time in connection with the matters so reported, and the actions so taken or contemplated to be taken.

Section 8.9 Notice of Material Proceedings.

Without limiting Section 8.30, promptly (and in any event within five (5) Business Days) upon the determination by either the chief financial officer or the chief legal officer of Holdco that the commencement or existence of any litigation, arbitration or other proceeding with respect to any Domino’s Entity would be reasonably likely to have a Material Adverse Effect, the Co-Issuers shall give written notice thereof to the Trustee, the Insurers and the Rating Agencies.

Section 8.10 Further Requests.

Each Co-Issuer will, and will cause each other Securitization Entity to, promptly furnish to the Trustee such other information as, and in such form as, the Trustee may reasonably request in connection with the transactions contemplated hereby or by any Series Supplement.

Section 8.11 Further Assurances.

(a) Each Co-Issuer will, and will cause each other Securitization Entity to, do such further acts and things, and execute and deliver to the Trustee and the Control Party such additional assignments, agreements, powers and instruments, as are necessary or desirable to obtain or maintain the security interest of the Trustee in the Collateral on behalf of the Secured Parties as a perfected security interest subject to no prior Liens (other than Permitted Liens), to carry into effect the purposes of the Indenture or the other Related Documents or to better assure and confirm unto the Trustee, the Control Party, the Noteholders or the other Secured Parties their rights, powers and remedies hereunder including, without limitation, the filing of any financing or continuation statements or amendments under the UCC in effect in any jurisdiction with respect to the liens and security interests granted hereby and by the Global G&C Agreement, except as set forth on Schedule 8.11 or in Section 8.25. The Co-Issuers and the Guarantors intend the security interests granted pursuant to the Indenture and the Global G&C Agreement in favor of the Secured Parties to be prior to all other Liens (other than Permitted Liens) in respect of the Collateral, and each Co-Issuer will, and will cause each other Securitization Entity to, take all actions necessary to obtain and maintain, in favor of the Trustee for the benefit of the Secured Parties, a first lien on and a first priority perfected security interest in the Collateral (except with respect to Permitted Liens). If any Co-Issuer fails to perform any of its agreements or obligations under this Section 8.11(a), the Control Party itself may perform such agreement or obligation, and the expenses of the Control Party incurred in connection therewith shall be payable by the Co-Issuers upon the Control Party’s demand therefor. The Control Party is hereby authorized to execute and file any financing statements, continuation statements, amendments or other instruments necessary or appropriate to perfect or maintain the perfection of the Trustee’s security interest in the Collateral.

(b) If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, chattel paper or other instrument, such note, chattel paper or instrument shall be deemed to be held in trust and immediately pledged and within two (2) Business Days physically delivered to the Trustee hereunder, and shall, subject to the rights of any Person in whose favor a prior Lien has been perfected, be duly endorsed in a manner satisfactory to the Trustee and delivered to the Trustee promptly.

(c) Notwithstanding the provisions set forth in clauses (a) and (b) above, the Co-Issuers and the Guarantors shall not be required to perfect any security interest in any fixtures (other than through a central filing of a UCC financing statement) or any Franchisee Promissory Notes.

(d) If during any Quarterly Collection Period, any Co-Issuer or Guarantor shall obtain an interest in any commercial tort claim or claims (as such term is defined in the New York UCC) and such commercial tort claim or claims (when added to any past commercial tort claim or claims that were obtained by any Securitization Entity prior to such Quarterly Collection Period that are still outstanding) have an aggregate value equal to or greater than $5,000,000 as of the last day of such Quarterly Collection Period, such Co-Issuer or Guarantor shall notify the Control Party on or before the third Business Day prior to the next succeeding Quarterly Payment Date that it has obtained such an interest and, at the request of the Control Party, shall sign and deliver documentation acceptable to the Control Party granting a security interest under the Base Indenture or the Global G&C Agreement, as the case may be, in and to such commercial tort claim or claims whether obtained during such Quarterly Collection Period or prior to such Quarterly Collection Period.

(e) Each Co-Issuer will, and will cause each other Securitization Entity to, warrant and defend the Trustee’s right, title and interest in and to the Collateral and the income, distributions and Proceeds thereof, for the benefit of the Trustee on behalf of the Secured Parties, against the claims and demands of all Persons whomsoever.

(f) On or before April 30 of each calendar year, commencing with April 30, 2008, the Co-Issuers shall furnish to the Trustee, the Rating Agencies and the Control Party an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Base Indenture, any indentures supplemental hereto, the Global G&C Agreement and any other requisite documents and with respect to the execution and filing of any financing statements, continuation statements and amendments to financing statements and such other documents as are, subject to clause (c) above, necessary to maintain the perfection of the Lien and security interest created by this Base Indenture and the Global G&C Agreement under Article 9 of the New York UCC in the United States or under the PPSA and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the perfection of such Lien and security interest. Each such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Base Indenture, any indentures supplemental hereto, the Global G&C Agreement and any other requisite documents and the execution and filing of any financing statements, continuation statements and amendments or other documents that will, in the opinion of such counsel, be required, subject to clause (c) above, to maintain the perfection of the lien and security interest of this Base Indenture and the Global G&C Agreement under Article 9 of the New York UCC in the Collateral in the United States or under the PPSA until April 30 in the following calendar year.

(g) With respect to the Canadian Distribution Concentration Account, the Co-Issuers shall, or shall cause the Master Servicer on their behalf or on the behalf of any Guarantor to, perfect the security interest of the Trustee in any such account on behalf of the Secured Parties within sixty (60) days of the Initial Closing Date.

Section 8.12 Liens.

No Co-Issuer will, or will permit any other Securitization Entity to, create, incur, assume or permit to exist any Lien upon any of its property (including the Collateral), other than (i) Liens in favor of the Trustee for the benefit of the Secured Parties and (ii) other Permitted Liens.

Section 8.13 Other Indebtedness.

No Co-Issuer will, or will permit any other Securitization Entity to, create, assume, incur, suffer to exist or otherwise become or remain liable in respect of any Indebtedness other than (i) Indebtedness hereunder or under the Global G&C Agreement and (ii) any guarantee by any Securitization Entity of the obligations of any other Securitization Entity.

Section 8.14 No ERISA Plan.

No Securitization Entity or any corporation or any trade, business, organization or other entity (whether or not incorporated), that would be treated together with any Securitization Entity as a single employer under Section 414(b), (c), (m) or (o) of the Code or Section 4001(a)(14) of ERISA shall establish, maintain, contribute to, incur any obligation to contribute to, or incur any liability in respect of, any Plan that is subject to Title IV of ERISA, including any Multiemployer Plan, or Section 412 of the Code.

Section 8.15 Mergers.

No Co-Issuer will, or will permit any other Securitization Entity to, merge or consolidate with or into any other Person (whether by means of single transaction or a series of related transactions).

Section 8.16 Asset Dispositions.

No Co-Issuer will, or will permit any other Securitization Entity to, sell, transfer, lease, license, liquidate or otherwise dispose of any of its property (whether by means of a single transaction or a series of related transactions), including any Equity Interests of any other Securitization Entity, except in the case of the following (each, a “Permitted Asset Disposition”):

(a) any Refranchising Asset Dispositions; provided that all Asset Disposition Proceeds arising from any Refranchising Asset Disposition, unless the Control Party consents in writing to some other application of such proceeds (or any portion thereof) by the Master Issuer or any other Securitization Entity, shall be deposited into a Concentration Account or the Collection Account;

(b) any Asset Resale Disposition; provided that all Asset Disposition Proceeds arising from any Asset Resale Disposition, unless the Control Party consents in writing to some other application of such proceeds (or any portion thereof) by the Master Issuer or any other Securitization Entity, shall be deposited into a Concentration Account or the Collection Account;

(c) any other sale, lease, license, transfer or other disposition of property to which the Control Party has given the Master Issuer prior written consent; provided that all Asset Disposition Proceeds arising from such sale, lease, license, transfer or other disposition are deposited in accordance with the instructions provided by the Control Party in the document providing such prior written consent and that if such document does not contain deposit instructions, then such Asset Disposition Proceeds shall be deposited into a Concentration Account or the Collection Account; provided further, that the Master Issuer shall deliver a copy of such prior written consent to the Rating Agencies; and

(d) any other sale, lease, license, liquidation, transfer or other disposition of property not directly or indirectly constituting any asset dispositions permitted by clauses (a) through (c) above and so long as such disposition when effected on behalf of any Securitization Entity by the Master Servicer does not constitute a breach by the Master Servicer of the Master Servicing Agreement.

Section 8.17 Acquisition of Assets.

No Co-Issuer will, or will permit any other Securitization Entity to, acquire, by long-term or operating lease or otherwise, any property if such acquisition when effected on behalf of any Securitization Entity by the Master Servicer would constitute a breach by the Master Servicer of the Master Servicing Agreement.

Section 8.18 Dividends, Officers’ Compensation, etc.

The Master Issuer will not declare or pay any distributions on any of its limited liability company interests; provided, however, that so long as no Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default has occurred and is continuing with respect to any Series of Notes Outstanding or would result therefrom, the Master Issuer may declare and pay distributions to the extent permitted under Section 18-607 of the Delaware Limited Liability Company Act and the Master Issuer Operating Agreement. Without limiting Section 8.28, no Co-Issuer will, or will permit any other Securitization Entity to, pay any wages or salaries or other compensation to its officers, directors or other agents except out of earnings computed in accordance with GAAP or except for the fees paid to its Independent Manager. No Co-Issuer will, or will permit any other Securitization Entity to, redeem, purchase, retire or otherwise acquire for value any Equity Interest or other security in or issued by such Securitization Entity or set aside or otherwise segregate any amounts for any such purpose except as consented to by the Control Party.

Section 8.19 Legal Name, Location Under Section 9-301 or 9-307.

No Co-Issuer will, or will permit any other Securitization Entity to, change its location (within the meaning of Section 9-301 or 9-307 of the applicable UCC) or its legal name without at least thirty (30) days’ prior written notice to the Trustee, the Control Party and the Rating Agencies with respect to each Series of Notes Outstanding. In the event that any Co-Issuer or other Securitization Entity desires to so change its location or change its legal name, such Co-Issuer will, or will cause such other Securitization Entity to, make any required filings and prior to actually changing its location or its legal name such Co-Issuer will, or will cause such other Securitization Entity to, deliver to the Trustee and the Control Party (i) an Officer’s Certificate and an Opinion of Counsel confirming that all required filings have been made, subject to Section 8.11(c), to continue the perfected interest of the Trustee on behalf of the Secured Parties in the Collateral under Article 9 of the applicable UCC in respect of the new location or new legal name of such Co-Issuer or other Securitization Entity and (ii) copies of all such required filings with the filing information duly noted thereon by the office in which such filings were made.

Section 8.20 Charter Documents.

No Co-Issuer will, or will permit any other Securitization Entity to, amend, or consent to the amendment of any of its Charter Documents to which it is a party as a member or shareholder unless, prior to such amendment, the Control Party shall have consented thereto and the Rating Agency Condition with respect to each Series of Notes Outstanding shall have been satisfied with respect to such amendment.

Section 8.21 Investments.

No Co-Issuer will, or will permit any other Securitization Entity to, make, incur, or suffer to exist any loan, advance, extension of credit or other investment in any Person if such investment when made on behalf of any Securitization Entity by the Master Servicer would constitute a breach by the Master Servicer of the Master Servicing Agreement and other than (a) investments in the Base Indenture Accounts, the Series Accounts and the Concentration Accounts, (b) any Franchisee Promissory Notes or (c) in any other Securitization Entity.

Section 8.22 No Other Agreements.

No Co-Issuer will, or will permit any other Securitization Entity to, enter into or be a party to any agreement or instrument other than any Related Document, any Collateral Franchise Document, any other document permitted by a Series Supplement or the Related Documents, as the same may be amended, supplemented or otherwise modified from time to time, any documents related to any Enhancement (subject to Section 8.32) or any Interest Rate Hedge (subject to Section 8.33) or any documents or agreements incidental thereto or any other agreement if such transaction when effected on behalf of any Securitization Entity by the Master Servicer would constitute a breach by the Master Servicer of the Master Servicing Agreement.

Section 8.23 Other Business.

No Co-Issuer will, or will permit any other Securitization Entity to, engage in any business or enterprise or enter into any transaction other than the incurrence and payment of ordinary course operating expenses, the issuing and selling of the Notes and other activities related to or incidental to any of the foregoing or any other transaction which when effected on behalf of any Securitization Entity by the Master Servicer would not constitute a breach by the Master Servicer of the Master Servicing Agreement.

Section 8.24 Maintenance of Separate Existence.

(a) Each Co-Issuer will, and will cause each other Securitization Entity to:

(i) maintain their own deposit and securities account, as applicable, or accounts, separate from those of any of its Affiliates (other than the other Securitization Entities), with commercial banking institutions and ensure that the funds of the Securitization Entities will not be diverted to any Person who is not a Securitization Entity or for other than the use of the Securitization Entities, nor will such funds be commingled with the funds of any of its Affiliates (other than the other Securitization Entities) other than as provided in the Related Documents;

(ii) ensure that all transactions between it and any of its Affiliates (other than the other Securitization Entities), whether currently existing or hereafter entered into, shall be only on an arm’s length basis, it being understood and agreed that the transactions contemplated in the Related Documents meet the requirements of this clause (ii);

(iii) to the extent that it requires an office to conduct its business, conduct its business from an office at a separate address from that of any of its Affiliates (other than the other Securitization Entities); provided that segregated offices in the same building shall constitute separate addresses for purposes of this clause (iii). To the extent that any Securitization Entity and any of its members or Affiliates (other than the other Securitization Entities) have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses;

(iv) issue separate financial statements from any of its Affiliates (other than the other Securitization Entities) prepared at least quarterly and prepared in accordance with GAAP;

(v) conduct its affairs in its own name and in accordance with its Charter Documents and observe all necessary, appropriate and customary limited liability company or corporate formalities (as applicable), including, but not limited to, holding all regular and special meetings appropriate to authorize all its actions, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts;

(vi) not assume or guarantee any of the liabilities of any of its Affiliates (other than the other Securitization Entities);

(vii) take, or refrain from taking, as the case may be, all other actions that are necessary to be taken or not to be taken in order to (x) ensure that the assumptions and factual recitations set forth in the Specified Bankruptcy Opinion Provisions remain true and correct in all material respects with respect to it and (y) comply in all material respects with those procedures described in such provisions which are applicable to it;

(viii) maintain at least one Independent Manager on its Board of Managers or its Board of Directors, as the case may be.

(b) Each Co-Issuer, on behalf of itself and each of the other Securitization Entities, confirms that the statements contained under “Assumption of Fact” in the opinion of Ropes & Gray LLP regarding substantive consolidation matters delivered to the Trustee on the Initial Closing Date are true and correct with respect to itself and each other Securitization Entity, and that each Co-Issuer will, and will cause each other Securitization Entity to, comply with any covenants or obligations assumed to be complied with by it therein as if such covenants and obligations were set forth herein.

Section 8.25 Covenants Regarding the Securitization IP and the Overseas IP.

(a) No Co-Issuer will, or will permit any other Securitization Entity to, take or omit to take any action with respect to the maintenance, enforcement and defense of the IP Holder’s (or any Additional IP Holder’s) rights in and to the Securitization IP and the Overseas IP that would constitute a breach by the Master Servicer of the Master Servicing Agreement if such action were taken or omitted by the Master Servicer on behalf of any Securitization Entity.

(b) The Co-Issuers shall notify the Trustee and the Control Party in writing within ten (10) Business Days of any Co-Issuer’s first knowing or having reason to know that any application or registration relating to any material Securitization IP or Overseas IP (now or hereafter existing) may become abandoned or dedicated to the public domain, or of any material adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office, similar offices or agencies in any foreign countries in which the Securitization IP or the Overseas IP is located, or any court, but excluding any non-final determinations (other than in an adversarial proceeding) of the United States Patent and Trademark Office or any similar office or agency in any such foreign country) regarding the validity or any Securitization Entity’s ownership of any material Securitization IP or any material Overseas IP, its right to register the same, or to keep and maintain the same.

(c) With respect to the Securitization IP, the IP Holder agrees to, and each other Co-Issuer agrees to cause the IP Holder (and any Additional IP Holder) to, execute, deliver and file instruments substantially in the form of Exhibit D-1 hereto with respect to Trademarks, Exhibit D-2 hereto with respect to Patents and Exhibit D-3 with respect to Copyrights, or otherwise in form and substance satisfactory to the Control Party, and any other instruments or documents as may be reasonably necessary or, in Control Party’s opinion, desirable under the law of any applicable jurisdiction and agreed upon by the IP Holder (and each applicable Additional IP Holder) and the Control Party, in the United States and, consistent with the obligations set forth in clause (d) below, any Included Country to perfect or protect the Trustee’s security interest granted under this Base Indenture and the Global G&C Agreement in the Patents, Trademarks and Copyrights included in the Securitization IP; provided that such instruments or the filing of such instruments in any Included Country does not have an adverse effect on the validity of any Securitization Entity’s ownership of such Securitization IP; provided further that the IP Holder shall cause the United States to qualify as a Perfected Country within ten (10) Business Days of the Initial Closing Date.

(d) Within a commercially reasonable period after the Initial Closing Date (and in any event within 365 days of the Initial Closing Date) the IP Holder shall cause (i) each of Australia, Canada, Ireland, Mexico, South Korea and the United Kingdom (such countries together with the United States, the “Specified Countries”) to qualify as a Perfected Country and (ii) the Perfection Ratio to be at least equal to 90% until a Rapid Amortization Event occurs. Upon the occurrence of a Rapid Amortization Event, within a commercially reasonable time, the IP Holder shall cause the Perfection Ratio to be equal to 100%; provided, however, (A) if in any jurisdiction, the Master Servicer, on behalf of the IP Holder, is advised by counsel, that the instruments or filing of such instruments to perfect the Trustee’s security interest granted under the Base Indenture and the Global G&C Agreement in the Patents, Trademarks and Copyrights included in the Securitization IP may have an adverse effect on the validity of any Securitization Entity’s ownership of such Securitization IP, then such jurisdiction for purposes of this clause (d) shall be deemed to qualify as a Perfected Country for purposes of calculating the Perfection Ratio; (B) if in any jurisdiction, the Master Servicer, on behalf of the Master Issuer, has delivered notice to the Control Party to the effect that there is no recording or registration system in such jurisdiction available to perfect the Trustee’s security interest granted under the Base Indenture and the Global G&C Agreement in the Patents, Trademarks and Copyrights included in the Securitization IP, then such jurisdiction for purposes of this clause (d) shall be deemed to qualify as a Perfected Country for purposes of calculating the Perfection Ratio; and (C) upon the request of the Master Servicer, on behalf of the Master Issuer, the Control Party may decide to deem any jurisdiction to be a Perfected Country for purposes of calculating the Perfection Ratio (such request not to be unreasonably denied), if the Master Servicer delivers a written notice to the Control Party stating that the preparation and filing of any instruments to perfect the Trustee’s security interest granted under the Base Indenture and the Global G&C Agreement in the Patents, Trademarks and Copyrights included in the Securitization IP would cause the Securitization Entities to incur an unreasonable expense relative to the value of the Securitization IP in such jurisdiction and specifying such value and expense in reasonable detail; provided that the foregoing clauses (A) through (C) shall be inapplicable to any of the Specified Countries; provided further that in the event that the Perfection Ratio, taking into account only Perfected Countries described in clause (a) of the definition of “Perfected Country,” falls below 90%, upon request of the Lead Insurer (so long as it is the Control Party), the Co-Issuers may decide to pursue perfection of a security interest in the Securitization IP registered in one or more other Included Countries that are not yet Perfected Countries (such request not to be unreasonably denied) and shall, with respect to any such request, take into account the relative expense and burden of the task and the value of the Securitization IP in question and provide reasonable detail of such determination to the Lead Insurer.

(e) If any Co-Issuer or any Guarantor, either itself or through any agent, licensee or designee, shall file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any foreign country in which Securitization IP or Overseas IP is located (only to the extent that doing so would not be reasonably expected to adversely affect the validity of any Securitization Entity’s ownership of such Securitization IP or Overseas IP), such Co-Issuer or Guarantor in a reasonable time after such filing (and in any event within ninety (90) days) (i) shall give the Trustee and the Control Party written notice thereof and (ii) upon reasonable request of the Control Party, subject to Section 3.1(a)(iv), shall execute and deliver all instruments and documents, and take all further action, that the Control Party may so request in order to continue, perfect or protect the security interest granted hereunder in the United States and, consistent with the obligations set forth in clause (d) above, any Included Country, including, without limitation, executing and delivering (x) the Supplemental Grant of Security Interest in Trademarks substantially in the form attached as Exhibit E-1 hereto, (y) the Supplemental Grant of Security Interest in Patents substantially in the form attached as Exhibit E-2 hereto and/or (z) the Supplemental Grant of Security Interest in Copyrights substantially in the form attached as Exhibit E-3 hereto; provided, however, that the filing of such instruments and documents, and the undertaking of any other requested action does not have an adverse effect on the validity of any Securitization Entity’s ownership of such Securitization IP or such Overseas IP.

(f) In the event that any material Securitization IP or Overseas IP is infringed upon, misappropriated or diluted by a third party, the IP Holder (or any Additional IP Holder) upon becoming aware of such infringement, misappropriation or dilution shall promptly notify the Trustee and the Control Party in writing. The IP Holder (or any Additional IP Holder) shall take all reasonable and appropriate actions, at its expense, to protect or enforce such material Securitization IP, including suing for infringement, misappropriation or dilution and seeking an injunction (including, if appropriate, temporary and/or preliminary injunctive relief) against such infringement, misappropriation or dilution, unless the failure to take such actions if on behalf of the IP Holder (or any Additional IP Holder) by the Master Servicer would not constitute a breach by the Master Servicer of the Master Servicing Agreement; provided that if the IP

Holder (or any Additional IP Holder) decides not to take action with respect to a material infringement, misappropriation or dilution, the IP Holder (or any Additional IP Holder) shall deliver written notice to the Trustee and the Control Party setting forth in reasonable detail the basis for its decision not to act.

Section 8.26 Retained Collections Contributions.

The Master Issuer will, or will cause the Master Servicer to, deposit each Retained Collections Contribution in the Collection Account, provided, however, that there shall be no more than two (2) Retained Collections Contributions permitted in any fiscal year of the Master Issuer and no more than five (5) Retained Collections Contributions permitted during the term of the Base Indenture; provided further that the amount of any Retained Collections Contribution shall be held by the Master Issuer (or any other Securitization Entity other than the SPV Guarantor) for one full fiscal quarter at which such time such amount may be distributed by the Master Issuer to the SPV Guarantor.

Section 8.27 Real Property Leases.

No Co-Issuer shall, or shall permit any other Securitization Entity to, enter into any lease of real property (other than in connection with any Refranchising Asset Disposition).

Section 8.28 No Employees.

The Co-Issuers and the other Securitization Entities shall have no employees.

Section 8.29 Insurance.

The Co-Issuers shall maintain, or cause the Master Servicer to maintain, with financially sound insurers with an S&P Credit Rating of not less than “BBB-” and with a claims-paying ability rated not less than “A:VIII” by A.M. Best’s Key Rating Guide, insurance coverages customary for business operations of the type conducted in respect of the System; provided that the Co-Issuer shall cause the Master Servicer to list each Securitization Entity as an “additional insured” or “loss payee” on any insurance maintained by the Master Servicer for the benefit of the Securitization Entity, which as of the Initial Closing Date shall include every insurance policy maintained by the Domino’s Entities. The terms and conditions of all such insurance shall be no less favorable to the Co-Issuers than the terms and conditions of insurance maintained by their Affiliates that are not Securitization Entities. The Co-Issuers shall annually provide to the Trustee and the Control Party evidence reasonably satisfactory to the Control Party (which may be by covernote) that the insurance required to be maintained by the Co-Issuers hereunder is in full force and effect, by not later than April 30 of each calendar year. Notwithstanding anything to the contrary contained herein, the Co-Issuers’ obligation under this Section 8.29 with respect to each applicable Domestic Franchise Arrangement, International Franchise Arrangement and the Company-Owned Stores Master License Agreement shall be deemed satisfied if the applicable Securitization Entity has contractually obligated the Franchisee party to such Franchise Arrangement or DPL, as party to the Company-Owned Stores Master License Agreement to maintain insurance with respect to such Franchise Arrangement or the Company-Owned Stores Master License Agreement, as the case may be, in a manner that is customary for business operations of this type.

Section 8.30 Litigation.

If Holdco is not then subject to Section 13 or 15(d) of the Exchange Act, the Co-Issuers shall, on each Quarterly Payment Date, provide a written report to the Control Party and the Rating Agencies that sets forth all outstanding litigation, arbitration or other proceedings against any Domino’s Entity that would have been required to be disclosed in Holdco’s annual reports, quarterly reports and other public filings which Holdco would have been required to file with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Exchange Act if Holdco were subject to such Sections.

Section 8.31 Environmental. The Co-Issuers shall, and shall cause each other Securitization Entity to, promptly notify the Control Party, the Trustee and the Rating Agencies, in writing, upon receipt of any written notice of which any Securitization Entity becomes aware from any source (including but not limited to a governmental entity) relating in any way to any possible material liability of any Securitization Entity pursuant to any Environmental Law.

Section 8.32 Enhancements. No Enhancement shall be provided in respect of any Series of Notes, nor will any Enhancement Provider have any rights hereunder, as third-party beneficiary or otherwise, unless the Control Party has provided its prior written consent to such Enhancement, such consent not to be unreasonably withheld.

Section 8.33 Interest Rate Hedges; Derivatives Generally.

(a) No Interest Rate Hedge shall be provided in respect of any Series of Notes, nor will any Interest Rate Hedge Provider have any rights hereunder, as third-party beneficiary or otherwise, unless the Control Party has provided its prior written consent to such Interest Rate Hedge, such consent not to be unreasonably withheld, and the Master Issuer has delivered a copy of such prior written consent to the Rating Agencies.

(b) Without the prior written consent of the Control Party, no Co-Issuer will, or will permit any other Securitization Entity to, enter into any derivative contract, swap, option, hedging contract, forward purchase contract or other similar agreement or instrument if any such contract, agreement or instrument requires the Co-Issuers to expend any financial resources to satisfy any payment obligations owed in connection therewith; provided that the Master Issuer shall deliver a copy of any such prior written consent to the Rating Agencies.

Section 8.34 Additional Securitization Entity.

(a) Any Co-Issuer in accordance with and as permitted under the Related Documents, may form or cause to be formed an Additional Securitization Entity without the consent of the Control Party; provided that such Additional Securitization Entity is a Delaware limited liability company or a Delaware corporation (so long as the use of such corporate form is reasonably satisfactory to the Control Party) and has adopted Charter Documents substantially similar to the Charter Documents of the Securitization Entities that are Delaware limited liability companies or Delaware corporations, as applicable, as in existence on the Initial Closing Date.

(b) If any Co-Issuer desires to create, incorporate, form or otherwise organize an Additional Securitization Entity that does not comply with the proviso set forth in clause (a) above, such Co-Issuer shall first obtain the prior written consent of the Control Party, such consent not to be unreasonably withheld; provided that the Master Issuer shall deliver a copy of any such prior written consent to the Rating Agencies.

(c) In connection with the organization of any Additional Securitization Entity in conjunction with clause (a) or (b) above, the Co-Issuers shall request and implement the Control Party’s direction at such time of formation as to whether the Co-Issuers shall designate such Additional Securitization Entity as (i) an Additional Co-Issuer or (ii) an Additional Subsidiary Guarantor.

(d) In connection with the organization of any Additional Securitization Entity in conjunction with clause (a) or (b) above, the Co-Issuers shall, if applicable, designate such Additional Securitization Entity as (i) an Additional Franchisor; provided that such Additional Securitization Entity acts as a “franchisor”, (ii) an Additional IP Holder; provided that such Additional Securitization Entity owns Securitization IP or Overseas IP and/or (iii) an Additional Distributor; provided that such Additional Securitization Entity operates a distribution business;

(e) If such Additional Securitization Entity is designated to be an Additional Co-Issuer, the Co-Issuers shall cause such Additional Securitization Entity to promptly execute a Supplement to the Indenture pursuant to which such Additional Securitization Entity shall become jointly and severally obligated under the Indenture with the other Co-Issuers.

(f) If such Additional Securitization Entity is designated to be an Additional Subsidiary Guarantor, the Co-Issuer shall cause such Additional Securitization Entity to promptly execute an Assumption Agreement in form set forth as Exhibit A to the Global G&C Agreement shall become jointly and severally obligated under the Global G&C Agreement with the other Guarantors.

(g) Upon the execution and delivery of a Supplement as required by clause (d) above, any Additional Securitization Entity party thereto will become a party to the Indenture with the same force and effect as if originally named therein as a Co-Issuer and, without limiting the generality of the Indenture, will assume all Obligations and liabilities of a Co-Issuer thereunder.

(h) Upon the execution and delivery of an Assumption Agreement as required in clause (f) above, any Additional Securitization Entity party thereto will become a party to the Global G&C Agreement with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the Global G&C Agreement, will assume all Obligations and liabilities of a Guarantor thereunder.

Section 8.35 Subordinated Debt Repayments. No Co-Issuer shall repay any Subordinated Debt after the Series Adjusted Repayment Date with respect to the Initial Series of Notes with amounts obtained by the Master Issuer from the SPV Guarantor, Domino’s International or any other direct or indirect owner of Equity Interests of the Master Issuer in the form of any capital contributions or any portion of any Residual Amounts distributed to the Master Issuer pursuant to the Priority of Payments unless and until all Senior Notes Outstanding have been paid in full and are no longer Outstanding and no amounts are due but unpaid to any Insurer.

Section 8.36 Tax Lien Reserve Amount. Upon receipt of any Tax Lien Reserve Amount, the Master Issuer shall remit such amount to a collateral deposit account established with and controlled by the Trustee in which the Trustee shall have a security interest; provided that the Trustee shall not release such Tax Lien Reserve Amount from such account unless: (a) the Control Party instructs the Trustee in writing to withdraw and pay all of such Tax Lien Reserve Amount in accordance with the written instructions of the Master Issuer upon receipt by the Control Party of reasonably satisfactory evidence that the Lien for which such Tax Lien Reserve Amount was established has been released by the Internal Revenue Service; (b) the Master Issuer, or the Master Servicer on behalf of the Master Issuer, delivers written instructions to the Trustee to withdraw and pay all or a portion of such Tax Lien Reserve Amount to the Internal Revenue Service on behalf of the Domino’s Entities; provided that the Master Issuer shall deliver, or cause to be delivered, prior written notice of any such written instruction to the Control Party; or (c) the Control Party instructs the Trustee in writing to withdraw and pay all or a portion of such Tax Lien Reserve Amount to the Internal Revenue Service (i) upon the occurrence and during the continuation of an Event of Default or (ii) upon receipt of written notice from any Securitization Entity stating that the Internal Revenue Service intends to execute on the Lien for which such Tax Lien Reserve Amount was established in respect of any assets of any Securitization Entity; provided that the Control Party shall deliver a copy of any such written instruction to DPL.

ARTICLE IX

REMEDIES

Section 9.1 Rapid Amortization Events.

Upon the occurrence, as and when declared by the Control Party by written notice to the Trustee and the Co-Issuers, of any one of the following events:

(a) the Quarterly DSCR with respect to any Quarterly Payment Date is less than 1.50;

(b) as of the last day of the Quarterly Collection Period immediately preceding any Quarterly Payment Date, there are less than 6,750 Open Domino’s Stores;

(c) a Master Servicer Termination Event shall have occurred;

(d) an Event of Default shall have occurred; or

(e) the Co-Issuers have not repaid or refinanced any Series of Notes (or Class thereof) on or prior to the Series Adjusted Repayment Date relating to such Series or Class,

a “Rapid Amortization Event” shall be deemed to have occurred but without the giving of further notice or any other action on the part of the Trustee or any Noteholder; provided, however, that upon the occurrence of the event set forth in clause (e) above, a Rapid Amortization Event shall automatically occur without any declaration thereof by the Control Party unless the Control Party, each affected Insurer and each affected Noteholder has agreed to waive such event in accordance with Section 12.2.

Section 9.2 Events of Default.

If any one of the following events shall occur (each an “Event of Default”):

(a) any Co-Issuer defaults in the payment of any interest on, or other amount payable (other than amounts referred to in clause (b) below) in respect of, any Series of Notes Outstanding when the same becomes due and payable (in each case without giving effect to payments of any interest on, or other amount payable in respect of, any Series of Notes made by any Insurer or other financial guarantor that has insured or guaranteed payment of interest on, or other amounts payable in respect of, such Series of Notes);

(b) any Co-Issuer defaults in the payment of any principal of, and premium, if any, on any Series of Notes Outstanding or any other Obligation (other than amounts referred to in clause (a) above) when the same becomes due and payable (whether on any Series Legal Final Maturity Date, any redemption date, any prepayment date or any maturity date or otherwise with respect to such Series and without giving effect to payments of any principal of any Series of Notes made by any Insurer or other financial guarantor that has insured or guaranteed payment of principal of such Series of Notes);

(c) the Quarterly DSCR with respect to any Quarterly Payment Date is less than 1.20;

(d) any Securitization Entity fails to comply with any of its other agreements or covenants in, or other provisions of, the Indenture or any other Related Document (other than with respect to any provision of the Charter Documents covered by clause (k) below) to which it is a party and the failure continues unremedied for a period of thirty (30) days after the earlier of (i) the date on which any Securitization Entity obtains knowledge thereof or (ii) the date on which written notice of such failure, requiring the same to be remedied, is given to any Securitization Entity by the Trustee or to each Securitization Entity and the Trustee by the Control Party;

(e) any representation made by any Securitization Entity in the Indenture or any other Related Document is false in any material respect when made and such false representation is not cured for a period of thirty (30) days after the earlier of (i) the date on which any Securitization Entity obtains knowledge thereof or (ii) the date that written notice thereof is given to any Securitization Entity by the Trustee or to each Securitization Entity and the Trustee by the Control Party; provided, however, that no Event of Default shall occur pursuant to this clause (e) if, with respect to any such representation deemed to have been false in any material respect when made, Domino’s International, the Canadian Manufacturer, DPL or PMC LLC, as the case may be, has made an Indemnification Payment to the SPV Guarantor, the IP Holder, the International Franchisor or the Canadian Distributor, as the case may be, pursuant to Section 7.1 of the Domino’s International Contribution Agreement, the IP Assets Contribution Agreement, the DPL Contribution Agreement or the Canadian Distribution Assets Sale Agreement, as the case may be, and the SPV Guarantor, if applicable, has made a contribution equal to such Indemnification Payment to the Master Issuer in accordance with Section 2 of the SPV Guarantor Contribution Agreement with respect to such representation or the Master Servicer has made an indemnification payment to the Master Issuer pursuant to Section 2.8 of the Master Servicer Agreement;

(f) the occurrence of an Event of Bankruptcy with respect to any Securitization Entity;

(g) any Series of Insured Senior Notes are not repaid in full on or before the date that is sixty (60) months prior to the Series Legal Final Maturity Date with respect to such Series;

(h) the Securities and Exchange Commission or other regulatory body having jurisdiction reaches a final determination that any Securitization Entity is an “investment company” or is under the “control” of an “investment company”;

(i) any of the Related Documents or any material portion thereof shall cease, for any reason, to be in full force and effect, enforceable in accordance with its terms or any Domino’s Entity shall so assert in writing;

(j) any Insurer makes any payment of a claim under any Policy;

(k) any Securitization Entity fails to comply in any material respect with any of the provisions of Section 5(c), 7, 8, 9(a), 9(h), 9(j), 10, 11(f), 16, 20(a)(v), 20(a)(vi), 21, 22, 23, 24, 25 or 30 of the Master Issuer Operating Agreement or the comparable provisions of any other Securitization Entity’s Charter Documents and such failure continues for a period of five (5) Business Days after (i) the date on which any Securitization Entity obtains knowledge thereof or (ii) the date on which written notice of such failure is given to any Securitization Entity by the Trustee or to each Securitization Entity and the Trustee by the Control Party;

(l) the transfer of any material portion of the property contributed pursuant to any Pre-Securitization Contribution Agreement or the Domino’s International Contribution Agreement fails to constitute a valid transfer of ownership of such property and the Proceeds thereof; provided, however, that no Event of Default shall occur pursuant to this clause (l) if, with respect to any such property deemed not have been validly transferred, Domino’s International has made an Indemnification Payment to the SPV Guarantor pursuant to Section 7.1 of the Domino’s International Contribution Agreement and the SPV Guarantor has made a contribution equal to such Indemnification Payment to the Master Issuer pursuant to Section 7.1 of the SPV Guarantor Contribution Agreement with respect to such property;

(m)(i) the IP Holder fails to have good title to the Securitization IP and the Overseas IP, free and clear of all Liens, other than Permitted Liens or (ii) the Master Issuer itself or through any of its wholly-owned Subsidiaries fails to have good title to the Franchise Arrangements, the Distribution Assets and all other Collateral (except for the Securitization IP and the Overseas IP), free and clear of all Liens, other than Permitted Liens, except for such failures which, collectively, could not reasonably be expected to result in a Material Adverse Effect;

(n) the Trustee ceases to have for any reason a valid and perfected first priority security interest in the Collateral to the extent required by the Related Documents or any Domino’s Entity or any Affiliate thereof so asserts in writing;

(o) a final judgment or order for the payment of money shall be rendered against any Securitization Entity and such judgment or order is in an amount which, when aggregated with the amount of other unsatisfied final judgments or orders against any Securitization Entity exceeds $10,000,000 and either: (i) such judgment or order is not discharged within the period of thirty (30) days after entry thereof or (ii) there shall be any period of thirty (30) consecutive days during which a stay of enforcement of such judgment or order shall not be in effect; or

(p) the Post-ARD Quarterly DSCR with respect to any Quarterly Payment Date on or after the eighth anniversary of the Initial Closing Date is less than 1.20; or

(q) the IRS shall file notice of a lien pursuant to Section 6323 of the Code with regard to the assets of any Securitization Entity and such lien shall not have been released within 60 days, unless (i) Holdco has provided evidence that payment to satisfy the full amount of the asserted liability has been provided to the IRS, and the IRS has released such asserted lien within 60 days of such payment, or (ii) such lien or the asserted liability is being contested in good faith and a Tax Lien Reserve Amount exists, which such funds are set aside and remitted to a collateral deposit account as provided in Section 8.36;

then (i) in the case of any event described in each clause above (except for clause (f) thereof) that is continuing the Trustee, at the direction of the Control Party and on behalf of the Noteholders, by written notice to the Co-Issuers, may declare the Notes of all Series to be immediately due and payable, and upon any such declaration the unpaid principal amount of the Notes of all Series, together with accrued and unpaid interest thereon through the date of acceleration, and all other amounts due to the Noteholders and the other Secured Parties under the Indenture Documents shall become immediately due and payable or (ii) in the case of any event described in clause (f) above, the unpaid principal amount of the Notes of all Series, together with interest accrued but unpaid thereon through the date of acceleration, and all other amounts due to the Noteholders and the other Secured Parties under the Indenture, shall immediately and without further act become due and payable. Promptly following its receipt of written notice hereunder of any Event of Default, the Trustee shall send a copy thereof to the Co-Issuers, the Master Servicer, each Rating Agency, the Control Party, the Back-Up Manager, each Noteholder and each other Secured Party.

At any time after such a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, as hereinafter provided in this Article IX, the Control Party, by written notice to the Co-Issuers and to the Trustee, may rescind and annul such declaration and its consequences, if all existing Events of Default, other than the non-payment of the principal of the Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 9.7. No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 9.3 Rights of the Control Party and Trustee upon Event of Default.

(a) Payment of Principal and Interest. Each Co-Issuer covenants that if (i) default is made in the payment of any interest on any Series of Notes Outstanding when the same becomes due and payable, (ii) the Notes are accelerated following the occurrence of an Event of Default or (iii) default is made in the payment of the principal of, or premium, if any, on any Series of Notes Outstanding when due and payable, the Co-Issuers will, to the extent of funds available, upon demand of the Trustee, at the direction of the Control Party, pay to the Trustee, for the benefit of the Noteholders, the whole amount then due and payable on the Notes for principal, premium, if any, and interest, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable Note Rate and any default rate, as applicable, and in addition thereto such further amount as shall be sufficient to cover costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and each Insurer and their agents and counsel.

(b) Proceedings To Collect Money; Claims Under Policies. In case any Co-Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee (at the direction of the Control Party), in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against any Co-Issuer and collect in the manner provided by law out of the property of any Co-Issuer, wherever situated, the moneys adjudged or decreed to be payable. In addition, if a default is made in the payment of any interest or principal on a Series of Insured Notes (or insufficient funds are on deposit with the Trustee as of the applicable Accounting Date or the applicable Series Legal Final Maturity Date, as applicable, with respect to payments insured by any Insurer such that a default in the interest or principal on such Series of Insured Notes will occur on a Quarterly Payment Date or a Series Legal Final Maturity Date) or if a Preference Amount exists, the Trustee shall make a claim under the related Policy for the amount of interest and/or principal due but unpaid by the Co-Issuers or such Preference Amount as applicable in accordance with the terms of such Policy. Upon receipt of any payment of a claim under any Policy, the Trustee shall deposit the funds from such payment into the applicable Series Distribution Accounts, sequentially in order of alphanumerical designation and pro rata among each Class of Insured Senior Notes of the same alphanumerical designation based upon the amount of interest owed with respect to each such Class or based upon the Outstanding Principal Amount of the Insured Senior Notes of such Class, as the case may be.

(c) Other Proceedings. If and whenever an Event of Default shall have occurred and be continuing, the Trustee, at the direction of the Control Party pursuant to a Control Party Order, shall:

(i) proceed to protect and enforce its rights and the rights of the Noteholders and the other Secured Parties, by such appropriate Proceedings as the Trustee (at the direction of the Control Party) or the Control Party shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in the Indenture or any other Related Document or in aid of the exercise of any power granted therein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by the Indenture or any other Related Document or by law, including any remedies of a secured party under applicable law;

(ii)(A) direct the Co-Issuers to exercise (and each Co-Issuer agrees to exercise) all rights, remedies, powers, privileges and claims of any Co-

Issuer against any party to any Collateral Document arising as a result of the occurrence of such Event of Default or otherwise, including the right or power to take any action to compel performance or observance by any such party of its obligations to any Co-Issuer, and any right of any Co-Issuer to take such action independent of such direction shall be suspended, and (B) if (x) the Co-Issuers shall have failed, within ten (10) Business Days of receiving the direction of the Trustee (given at the direction of the Control Party), to take commercially reasonable action to accomplish such directions of the Trustee, (y) any Co-Issuer refuses to take such action or (z) the Control Party reasonably determines that such action must be taken immediately, take such previously directed action (and any related action as permitted under the Indenture thereafter determined by the Trustee or the Control Party to be appropriate without the need under this provision or any other provision under the Indenture to direct the Co-Issuers to take such action);

(iii) institute Proceedings from time to time for the complete or partial foreclosure of the Indenture or, to the extent applicable, any other Related Document, with respect to the Collateral; provided that the Trustee shall not be required to take title to any real property in connection with any foreclosure or other exercise of remedies hereunder and title to such property shall instead be acquired in an entity designated and (unless owned by a third party) controlled by the Control Party; and/or

(iv) sell all or a portion of the Collateral at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that the Trustee shall not proceed with any such sale without the prior written consent of the Control Party and the Trustee will provide notice to the Co-Issuers and each Holder of Subordinated Notes of a proposed sale of Collateral.

(d) Sale of Collateral. In connection with any sale of the Collateral hereunder, under the Global G&C Agreement (which may proceed separately and independently from the exercise of remedies under the Indenture) or under any judgment, order or decree in any judicial proceeding for the foreclosure or involving the enforcement of the Indenture, the Global G&C Agreement or any other Related Document:

(i) the Trustee, any Noteholder, any Insurer, any Enhancement Provider, any Interest Rate Hedge Provider and/or any other Secured Party may bid for and purchase the property being sold, and upon compliance with the terms of the sale may hold, retain, possess and dispose of such property in its own absolute right without further accountability;

(ii) the Trustee (at the direction of the Control Party) may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;

(iii) all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of any Securitization Entity of, in and to the property so sold shall be divested; and such sale shall be a perpetual bar both at law and in equity against such Securitization Entity, its successors and assigns, and against any and all Persons claiming or who may claim the property sold or any part thereof from, through or under such Securitization Entity or its successors or assigns; and

(iv) the receipt of the Trustee or of the officer thereof making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money, and such purchaser or purchasers, and his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Trustee or of such officer therefor, be obliged to see to the application of such purchase money or be in any way answerable for any loss, misapplication or non-application thereof.

(e) Application of Proceeds. Any amounts obtained by the Trustee on account of or as a result of the exercise by the Trustee of any right hereunder or under the Global G&C Agreement shall be held by the Trustee as additional collateral for the repayment of Obligations, shall be deposited into the Collection Account and shall be applied as provided in Article V; provided, however, that unless otherwise provided in this Article IX, that with respect to any distribution to any Class of Notes, notwithstanding the provisions of Article V, such amounts shall be distributed sequentially in order of alphabetical designation and pro rata among each Class of Notes of the same alphabetical designation based upon Outstanding Principal Amount of the Notes of each such Class.

(f) Additional Remedies. In addition to any rights and remedies now or hereafter granted hereunder or under applicable law with respect to the Collateral, the Trustee shall have all of the rights and remedies of a secured party under the UCC as enacted in any applicable jurisdiction.

(g) Proceedings. The Trustee may maintain a Proceeding even if it does not possess any of the Notes or does not produce any of them in the Proceeding, and any such Proceeding instituted by the Trustee shall be in its own name as trustee. All remedies are cumulative to the extent permitted by law.

(h) Insurer Default. In the case of an Insurer Default, the Trustee shall institute such Proceedings or take such other action to enforce the obligations of the Insurer under the applicable Policy as the Majority Noteholders (determined as if the only Outstanding Notes were those Notes covered by such Policy) shall direct in writing.

(i) Power of Attorney. Each Co-Issuer hereby grants to the Trustee an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office, United States Copyright Office, any similar office or agency in each foreign country in which any Securitization IP is located, or any other Governmental Authority in order to effect an absolute assignment of all right, title and interest in or to any Securitization IP, and record the same.

Section 9.4 Waiver of Appraisal, Valuation, Stay and Right to Marshaling. To the extent it may lawfully do so, each Co-Issuer for itself and for any Person who may claim through or under it hereby:

(a) agrees that neither it nor any such Person will step up, plead, claim or in any manner whatsoever take advantage of any appraisal, valuation, stay, extension or redemption laws, now or hereafter in force in any jurisdiction, which may delay, prevent or otherwise hinder (i) the performance, enforcement or foreclosure of the Indenture or the Global G&C Agreement, (ii) the sale of any of the Collateral or (iii) the putting of the purchaser or purchasers thereof into possession of such property immediately after the sale thereof;

(b) waives all benefit or advantage of any such laws;

(c) waives and releases all rights to have the Collateral marshaled upon any foreclosure, sale or other enforcement of the Indenture; and

(d) consents and agrees that, subject to the terms of the Indenture and the Global G&C Agreement, all the Collateral may at any such sale be sold by the Trustee as an entirety or in such portions as the Trustee may (upon direction by the Control Party) determine.

Section 9.5 Limited Recourse.

Notwithstanding any other provision of the Indenture, the Notes, any Insurance Agreement or any other Related Document or otherwise, the liability of the Securitization Entities to the Noteholders, any Insurer and any other Secured Parties under or in relation to the Indenture, the Notes, any Insurance Agreement or any other Related Document or otherwise, is limited in recourse to the Collateral. The Collateral having been applied in accordance with the terms hereof, none of the Noteholders, the Insurers or any other Secured Parties shall be entitled to take any further steps against any Securitization Entity to recover any sums due but still unpaid hereunder, under the Notes or under any of the other agreements or documents described in this Section 9.5, all claims in respect of which shall be extinguished.

Section 9.6 Optional Preservation of the Collateral.

If the maturity of the Outstanding Notes of each Series has been accelerated pursuant to Section 9.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Trustee at the direction of the Control Party pursuant to a Control Party Order, shall elect to maintain possession of such portion, if any, of the Collateral as the Control Party shall in its discretion determine.

Section 9.7 Waiver of Past Events.

Prior to the declaration of the acceleration of the maturity of each Series of Notes Outstanding as provided in Section 9.2 and subject to Section 12.2, the Control Party by notice to the Trustee and the Rating Agencies, may waive any existing Default or Event of Default described in any clause of Section 9.2 (except clause (f) thereof) and its consequences; provided, however, that any existing Default or Event of Default described in clause (j) of Section 9.2 shall not be permitted to be waived by the Control Party unless each affected Insurer has consented to such waiver. Upon any such waiver, such Default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of the Indenture, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon. Subject to Section 12.2, a Default or an Event of Default described in clause (f) of Section 9.2 shall not be subject to waiver. Subject to Section 12.2, the Control Party, by notice to the Trustee and the Rating Agencies, may waive any existing Potential Rapid Amortization Event or any existing Rapid Amortization Event in its sole discretion; provided however, that a Rapid Amortization Event described in clause (e) of Section 9.1 relating to a particular Series of Notes (or Class thereof) shall not be permitted to be waived by any party unless the Control Party, each affected Insurer and each affected Noteholder has consented to such waiver.

Section 9.8 Control by the Control Party.

Notwithstanding any other provision hereof, the Control Party may cause the institution of and direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercise any trust or power conferred on the Trustee; provided that:

(a) such direction of time, method and place shall not be in conflict with any rule of law or with the Indenture;

(b) the Control Party may take any other action deemed proper by the Control Party that is not inconsistent with such direction (as the same may be modified by the Control Party); and

(c) such direction shall be in writing;

provided further that, subject to Section 10.1, the Trustee need not take any action that it determines might involve it in liability unless it has received an indemnity for such liability as provided herein.

Section 9.9 Limitation on Suits.

Any other provision of the Indenture to the contrary notwithstanding, a Holder of Notes may pursue a remedy with respect to the Indenture or any other Related Document only if:

(a) the Noteholder gives to the Trustee and the Control Party written notice of a continuing Event of Default;

(b) the Noteholders of at least 25% of the aggregate Principal Amount of all then Outstanding Notes make a written request to the Trustee and the Control Party to pursue the remedy;

(c) such Noteholder or Noteholders offer and, if requested, provide to the Trustee and the Control Party indemnity satisfactory to the Trustee and the Control Party against any loss, liability or expense;

(d) the Trustee does not comply with the request within sixty (60) days after receipt of the request and the offer and, if requested, the provision of indemnity reasonably satisfactory to it;

(e) during such sixty (60) day period the Majority Noteholders do not give the Trustee a direction inconsistent with the request; and

(f) the Control Party has consented to the pursuit of such remedy.

A Noteholder may not use the Indenture or any other Related Document to prejudice the rights of another Noteholder or to obtain a preference or priority over another Noteholder.

Section 9.10 Unconditional Rights of Noteholders to Receive Payment.

Notwithstanding any other provision of the Indenture, the right of any Holder of a Note to receive payment of principal of, and premium, if any, and interest on the Note, on or after the respective due dates expressed in the Note, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder of the Note.

Section 9.11 The Trustee May File Proofs of Claim.

The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel), the Insurers, the Noteholders and any other Secured Party (as applicable) allowed in any judicial proceedings relative to the Insurers or any Co-Issuer (or any other obligor upon the Notes), its creditors or its property, and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claim and any custodian in any such judicial proceeding is hereby authorized by each Noteholder and each other Secured Party to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, the Insurer or any other Secured Party, to pay the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 10.5. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 10.5 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money and other properties which any Insurer, the Noteholders or any other Secured Party may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Insurer, any Noteholder or any other Secured Party any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Noteholder, any Insurer or any other Secured Party, or to authorize the Trustee to vote in respect of the claim of any Noteholder, any Insurer or any other Secured Party in any such proceeding.

Section 9.12 Undertaking for Costs.

In any suit for the enforcement of any right or remedy under the Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of any undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 9.12 does not apply to a suit by the Trustee, a suit by the Control Party, a suit by a Noteholder pursuant to Section 9.10 or a suit by Noteholders of more than 10% of the Aggregate Outstanding Principal Amount of all Series of Notes.

Section 9.13 Restoration of Rights and Remedies.

If the Trustee, any Insurer, any Noteholder or any other Secured Party has instituted any Proceeding to enforce any right or remedy under the Indenture or any other Related Document and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Trustee, such Insurer or to such Noteholder or other Secured Party, then and in every such case the Trustee, the Insurers and the Noteholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee, the Insurers, the Noteholders and the other Secured Parties shall continue as though no such Proceeding had been instituted.

Section 9.14 Rights and Remedies Cumulative.

No right or remedy herein conferred upon or reserved to the Trustee, any Insurer or to the Holders of Notes or any other Secured Party is intended to be exclusive of any other right or remedy, and every right or remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given under the Indenture or any other Related Document or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy under the Indenture or any other Related Document, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 9.15 Delay or Omission Not Waiver.

No delay or omission of the Trustee, the Control Party, any Holder of any Note or any other Secured Party to exercise any right or remedy accruing upon any Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article IX or by law to the Trustee, the Control Party, the Holders of Notes or any other Secured Party may be exercised from time to time to the extent not inconsistent with the Indenture, and as often as may be deemed expedient, by the Trustee, the Control Party, the Holders of Notes or any other Secured Party, as the case may be.

Section 9.16 Waiver of Stay or Extension Laws.

Each Co-Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of the Indenture or any other Related Document; and each Co-Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantages of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee or the Control Party, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE X

THE TRUSTEE

Section 10.1 Duties of the Trustee.

(a) If an Event of Default or Rapid Amortization Event has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by the Indenture and the other Related Documents, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs; provided, however, that the Trustee shall have no liability in connection with any action or inaction taken, or not taken, by it upon the deemed occurrence of an Event of Default, a Rapid Amortization Event or a Master Servicer Termination Event of which a Trust Officer has not received written notice; provided further, however, that the Trustee shall have no liability in connection with any action or inaction due to the acts or failure to act of the Control Party in connection with any Event of Default or Rapid Amortization Event or for acting or failing to act due to any direction or lack of direction from the Control Party. The preceding sentence shall not have the effect of insulating the Trustee from liability arising out of the Trustee’s negligence or willful misconduct. The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of the Indenture, shall examine them to determine whether they conform to the requirements of this Indenture; provided, however, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement opinion, report, document, order or other instrument furnished by the Co-Issuers under the Indenture.

(b) Except during the occurrence and continuance of an Event of Default or Rapid Amortization Event of which a Trust Officer shall have actual knowledge:

(i) The Trustee undertakes to perform only those duties that are specifically set forth in the Indenture or any other Related Document to which it is a party and no others, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into the Indenture or any other Related Document against the Trustee; and

(ii) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of the Indenture and any other applicable Related Document; provided, however, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine such certificates or opinions to determine whether or not they conform to the requirements of the Indenture and shall promptly notify the party of any non-conformity.

(c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i) This clause (c) does not limit the effect of clause (b) of this Section 10.1.

(ii) The Trustee shall not be liable in its individual capacity for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

(iii) The Trustee shall not be liable in its individual capacity with respect to any action it takes, suffers or omits to take in good faith in accordance with a direction received by it pursuant to the Indenture.

(iv) The Trustee shall not be charged with knowledge of any Default, Event of Default, Potential Rapid Amortization Event or Rapid Amortization Event or the commencement and continuation of a Cash Trapping Period until such time as a Trust Officer shall have actual knowledge or have received written notice thereof. In the absence of receipt of such notice, the Trustee may conclusively assume that no such event has occurred or is continuing.

(d) Notwithstanding anything to the contrary contained in the Indenture or any of the other Related Documents, no provision of the Indenture or the other Related Documents shall require the Trustee to expend or risk its own funds or incur any material liability (financial or otherwise) if there are reasonable grounds for believing that the repayment of such funds is not reasonably assured to it by the security afforded to it by the terms of the Indenture or the Global G&C Agreement. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any risk, loss, liability or expense.

(e) In the event that the Paying Agent or the Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Registrar, as the case may be, under the Indenture, the Trustee shall be obligated as soon as practicable upon actual knowledge of a Trust Officer thereof and receipt of appropriate records and information, if any, to perform such obligation, duty or agreement in the manner so required.

(f) Subject to Section 10.3, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law or the Indenture or any of the other Related Documents.

(g) Whether or not therein expressly so provided, every provision of the Indenture and the other Related Documents relating to the conduct of, affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section 10.1.

(h) The Trustee shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes negligence, bad faith or willful misconduct on the part of the Trustee, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of the Securitization Entities to the Collateral, for insuring the Collateral or for the payment of Taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral. Except as otherwise provided herein, the Trustee shall have no duty to inquire as to the performance or observance of any of the terms of the Indenture or the other Related Documents by the Securitization Entities.

(i) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the Indenture or at the direction of the Control Party, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, under the Indenture.

(j) The Trustee shall have no duty (i) to see to any recording, filing or depositing of this Base Indenture or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recordings or filing or depositing or to any rerecording, refilling or redeposition of any thereof; provided, however, the Trustee shall be obligated to take all necessary actions in connection with any filings delivered by the Master Servicer or the Co-Issuers as required by the terms of the Indenture, (ii) to see to any insurance, (iii) except as otherwise provided by Section 10.1(e), to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind or (iv) to confirm or verify the contents of any reports or certificates of the Master Servicer delivered to the Trustee pursuant to this Base Indenture believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

(k) The Trustee shall not be personally liable for special, indirect, consequential or punitive damages arising out of, in connection with or as a result of the performance of its duties under the Indenture.

Section 10.2 Rights of the Trustee. Except as otherwise provided by Section 10.1:

(a) The Trustee may conclusively rely and shall be fully protected in acting or refraining from acting based upon any resolution, Officer’s Certificate, Opinion of Counsel, certificate, instrument, report, consent, order, document or other paper reasonably believed by it to be genuine and to have been signed by or presented by the proper person.

(b) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

(c) The Trustee may act through agents, custodians and nominees and shall not be liable for any misconduct or negligence on the part of, or for the supervision of, any such non-affiliated agent, custodian or nominee so long as such agent, custodian or nominee is appointed with due care; provided, however, the Trustee shall have received the consent of the Control Party prior to the appointment of any agent, custodian or nominee performing any material obligation of the Trustee hereunder.

(d) The Trustee shall not be liable for any action it takes, suffers or omits to take in the absence of negligence which it believes to be authorized or within the discretion or rights or powers conferred upon it by the Indenture or the applicable Related Documents.

(e) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Base Indenture, any Series Supplement or any other Related Document, or to institute, conduct or defend any litigation hereunder or thereunder or in relation hereto or thereto, at the request, order or direction of the Control

Party, any of the Noteholders or any other Secured Party, pursuant to the provisions of this Base Indenture or any Series Supplement, unless the Trustee shall have been offered reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby.

(f) Prior to the occurrence of an Event of Default or Rapid Amortization Event, the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by any Insurer or the Noteholders of at least 25% of the aggregate Principal Amount of all then Outstanding Notes. If the Trustee is so requested or determines in its own discretion to make such further inquiry or investigation into such facts or matters as it sees fit, the Trustee shall be entitled to examine the books, records and premises of the Securitization Entities, personally or by agent or attorney, at the sole cost of the Co-Issuers and the Trustee shall incur no liability by reason of such inquiry or investigation.

(g) The right of the Trustee to perform any discretionary act enumerated in this Base Indenture shall not be construed as a duty, and the Trustee shall be not be liable in the absence of negligence or willful misconduct for the performance of such act.

Section 10.3 Individual Rights of the Trustee.

The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Securitization Entities or an Affiliate of the Securitization Entities with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

Section 10.4 Notice of Events of Default and Defaults.

If an Event of Default, a Default, a Rapid Amortization Event or a Potential Rapid Amortization Event occurs and is continuing and if it is actually known to a Trust Officer, or written notice of the existence thereof has been delivered to a Trust Officer, the Trustee shall promptly provide the Noteholders, the Insurers, the Co-Issuers, any Class A-1 Administrative Agent and each Rating Agency with notice of such Event of Default, Default, Rapid Amortization Event or Potential Rapid Amortization Event, to the extent that the Notes of such Series are Book-Entry Notes, by telephone and facsimile and otherwise by first class mail.

Section 10.5 Compensation and Indemnity.

(a) The Co-Issuers shall promptly pay to the Trustee from time to time compensation for its acceptance of the Indenture and services hereunder and under the other Related Documents to which the Trustee is a party as the Trustee and the Co-Issuers shall from time to time agree in writing. The Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust. The Co-Issuers shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services in accordance with the provisions of the Indenture (including, without limitation, the Priority of Payments). Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee’s agents and outside counsel. The Co-Issuers shall not be required to reimburse any expense incurred by the Trustee through the Trustee’s own willful misconduct or negligence. When the Trustee incurs expenses or renders services after an Event of Default or Rapid Amortization Event occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under the Bankruptcy Code.

(b) The Co-Issuers shall jointly and severally indemnify and hold harmless the Trustee or any predecessor Trustee and their respective directors, officers, agents and employees from and against any loss, liability, claim, expense (including taxes, other than taxes based upon, measured by or determined by the income of the Trustee or such predecessor Trustee), damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of or in connection with the activities of the Trustee or such predecessor Trustee pursuant to this Base Indenture, any Series Supplement or any other Related Documents to which the Trustee is a party, including but not limited to any judgment, award, settlement, reasonable attorneys’ fees and other costs or expenses reasonably incurred in connection with the defense of any actual or threatened action, proceeding, claim (whether asserted by the Co-Issuers, the Insurer, the Control Party or any Noteholder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, or in connection with enforcing the provisions of this Section 10.5(b); provided, however, that the Co-Issuers shall not indemnify the Trustee, any predecessor Trustee or their respective directors, officers, employees or agents if such acts, omissions or alleged acts or omissions constitute, willful misconduct, bad faith or negligence by the Trustee or such predecessor Trustee, as the case may be.

(c) The provisions of this Section 10.5 shall survive the termination of the Indenture and the resignation and removal of the Trustee.

Section 10.6 Replacement of the Trustee.

(a) A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee’s acceptance of appointment as provided in this Section 10.6.

(b) The Trustee may, after giving thirty (30) days prior written notice to the Co-Issuers, the Control Party, the Master Servicer, each Insurer, each Noteholder, each Class A-1 Administrative Agent and each Rating Agency, resign at any time from its office and be discharged from the trust hereby created; provided, however, that no such resignation of the Trustee shall be effective until a successor trustee has assumed the obligations of the Trustee hereunder. The Control Party or the Majority Noteholders (with the Control Party’s prior written consent) may remove the Trustee at any time by so notifying the Trustee and the Co-Issuers. So long as no Event of Default or Rapid

Amortization Event has occurred and is continuing, the Co-Issuers (with the Control Party’s prior written consent) may remove the Trustee at any time. The Co-Issuers (with the Control Party’s prior written consent) shall remove the Trustee if:

(i) the Trustee fails to comply with Section 10.8;

(ii) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under the Bankruptcy Code;

(iii) a custodian or public officer takes charge of the Trustee or its property; or

(iv) the Trustee becomes incapable of acting.

If the Trustee resigns or is removed or if a vacancy exists in the office of the Trustee for any reason, the Co-Issuers shall promptly, with the prior written consent of the Control Party appoint a successor Trustee. Within one year after the successor Trustee takes office, the Majority Noteholders (with the Control Party’s prior written consent) may appoint a successor Trustee to replace the successor Trustee appointed by the Co-Issuers.

(c) If a successor Trustee does not take office within sixty (60) days after the retiring Trustee resigns or is removed, the retiring Trustee, at the expense of the Co-Issuers, may petition any court of competent jurisdiction for the appointment of a successor Trustee.

(d) If the Trustee after written request by the Control Party or any Noteholder fails to comply with Section 10.8, the Control Party or such Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

(e) As long as no Insurer Default (with respect to the Control Party) shall have occurred and be continuing, the Control Party (so long as it is an Insurer) may at any time require the Co-Issuers to remove the Trustee if (i) the Control Party (so long as it is an Insurer) determines that reasonable cause exists for such removal or (ii) in the opinion of independent counsel of recognized standing (A) any payment of principal, premium, if any, or interest in respect of the Collateral would be subject to withholding or deduction for or on account of taxes, (B) the Trustee would not be entitled to receive a gross-up in respect of such payment and (C) such withholding or deduction could be avoided by appointing a successor Trustee; provided that in the case of clause (ii) above the Co-Issuers shall not be required to remove the Trustee if the Co-Issuers or the Trustee take action which causes the Trustee to avoid such withholding or deduction which is reasonably satisfactory to the Control Party (including the appointment of a co-Trustee). The Control Party may exercise its rights under this Section 10.6(e) by giving written notice to the Co-Issuers and the Trustee, in which case the Co-Issuers shall promptly remove the Trustee and appoint a successor Trustee.

(f) A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee or removed Trustee and to the Control Party and the

Co-Issuers. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Base Indenture, any Series Supplement and any other Related Document to which the Trustee is a party. The successor Trustee shall mail a notice of its succession to Noteholders and each Class A-1 Administrative Agent. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee; provided, however, that all sums owing to the retiring Trustee hereunder have been paid. Notwithstanding replacement of the Trustee pursuant to this Section 10.6, the Co-Issuers’ obligations under Section 10.5 shall continue for the benefit of the retiring Trustee.

Section 10.7 Successor Trustee by Merger, etc.

Subject to Section 10.8, if the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee; provided that written notice of such consolidation, merger or conversion shall be provided to the Co-Issuers, each Insurer, the Noteholders and each Class A-1 Administrative Agent; provided further that the resulting or successor corporation is eligible to be a Trustee under Section 10.8.

Section 10.8 Eligibility Disqualification.

(a) There shall at all times be a Trustee hereunder which shall (i) be a bank or trust company organized and doing business under the laws of the United States of America or of any state thereof authorized under such laws to exercise corporate trustee power, (ii) be subject to supervision or examination by federal or state authority, (iii) have a combined capital and surplus of at least $250,000,000 as set forth in its most recent published annual report of condition, (iv) be reasonably acceptable to the Control Party and (v) have a long-term unsecured debt rating of at least “A” and “A2” by Standard & Poors and Moody’s, respectively.

(b) At any time the Trustee shall cease to satisfy the eligibility requirements of Section 10.8(a), the Trustee shall resign immediately in the manner and with the effect specified in Section 10.6.

Section 10.9 Appointment of Co-Trustee or Separate Trustee.

(a) Notwithstanding any other provisions of this Base Indenture, any Series Supplement or any other Related Document, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Collateral may at the time be located, the Trustee shall have the power upon notice to the Control Party, the Rating Agencies, the Co-Issuers, the Master Servicer and each Class A-1 Administrative Agent and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders and the other Secured Parties, such title to the Collateral, or any part thereof, and, subject to the other provisions of this Section 10.9, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. Any co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 10.8 or shall be otherwise acceptable to the Control Party. No notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 10.6. No co-trustee shall be appointed without the consent of the Control Party and the Co-Issuers unless such appointment is required as a matter of state law or to enable the Trustee to perform its functions hereunder.

(b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) The Notes of each Series shall be authenticated and delivered solely by the Trustee or an authenticating agent appointed by the Trustee;

(ii) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform, such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

(iii) No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such trustee or co-trustee as an agent of the Trustee; and

(iv) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Base Indenture and the conditions of this Article X. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Base Indenture, any Series Supplement and any other Related Documents to which the Trustee is a party, specifically including every provision of this Base Indenture, any Series Supplement, or any other Related Document which the Trustee is a party relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Control Party and the Co-Issuers.

(d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Base Indenture, any Series Supplement or any other Related Document on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 10.10 Representations and Warranties of Trustee.

The Trustee represents and warrants to the Co-Issuers, each Insurer and the Noteholders that:

(a) The Trustee is a national banking association, organized, existing and in good standing under the laws of the United States;

(b) The Trustee has full power, authority and right to execute, deliver and perform this Base Indenture, any Series Supplement issued concurrently with this Base Indenture and each other Related Document to which it is a party and to authenticate the Notes, and has taken all necessary action to authorize the execution, delivery and performance by it of this Base Indenture, any Series Supplement issued concurrently with this Base Indenture and any such other Related Document and to authenticate the Notes;

(c) This Base Indenture and each other Related Document to which it is a party has been duly executed and delivered by the Trustee; and

(d) The Trustee meets the requirements of eligibility as a trustee hereunder set forth in Section 10.8.

Section 10.11 Trustee Communications.

Notwithstanding anything to the contrary herein, any and all communications (both text and attachments) by or from the Trustee that the Trustee in its sole discretion deems to contain confidential, proprietary, and/or sensitive information and sent by electronic mail will be encrypted. The recipient of the email communication will be required to complete a one-time registration process. Information and assistance on registering and using the email encryption technology can be found at the Trustee’s secure website www.citigroup.com/citigroup/citizen/privacy/ email.htm or by calling (866) 535-2504 (in the U.S.) or (904) 954-6181 at any time.

ARTICLE XI

DISCHARGE OF INDENTURE

Section 11.1 Termination of the Co-Issuers’ and Guarantors’ Obligations.

(a) The Indenture and the Global G&C Agreement shall cease to be of further effect (except that (i) the Co-Issuers’ obligations under Section 10.5 and the Guarantors’ guaranty thereof, (ii) the Trustee’s and the Paying Agent’s obligations under Sections 11.2 and 11.3 and (iii) the Noteholders’ and the Trustee’s obligations under Section 13.13 shall survive) when all Outstanding Notes theretofore authenticated and issued (other than destroyed, lost or stolen Notes which have been replaced or paid) have been delivered to the Trustee for cancellation, the Co-Issuers have paid all sums payable hereunder and under each other Indenture Document, each Insurer has received all amounts due or to become due and payable hereunder or under each applicable Insurance Agreement and all commitments to extend credit under all Variable Funding Note Purchase Agreements have been terminated.

(b) In addition, except as may be provided to the contrary in any Series Supplement, the Co-Issuers may terminate all of their obligations under the Indenture and all obligations of the Guarantors under the Global G&C Agreement in respect thereof if:

(i) the Co-Issuers irrevocably deposit in trust with the Trustee or at the option of the Trustee, with a trustee reasonably satisfactory to the Control Party, the Trustee and the Co-Issuers under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, money or U.S. Government Obligations in an amount sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay, when due, principal, premium, if any, and interest on the Notes to maturity, redemption or prepayment, as the case may be, and to pay all other sums payable by them hereunder and under each other Indenture Document and under any Insurance Agreement; provided, however, that (A) the trustee of the irrevocable trust shall have been irrevocably instructed to pay such money or the proceeds of such U.S. Government Obligations to the Trustee and (B) the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal and interest with respect to the Notes and such other sums;

(ii) the Co-Issuers deliver to each Insurer (unless no Policy is in effect and all amounts due to all Insurers have been paid in full) and the Trustee an Officer’s Certificate of the Co-Issuers stating that all conditions precedent to satisfaction and discharge of the Indenture have been complied with, and an Opinion of Counsel to the same effect;

(iii) the Co-Issuers deliver to the Trustee an Officer’s Certificate of the Co-Issuers stating that no Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default shall have occurred and be continuing on the date of such deposit;

(iv) the Co-Issuers deliver to the Trustee an Opinion of Counsel to the effect that such termination of the Co-Issuers’ and Guarantors’ obligations will not result in the recognition of income or gain by the Noteholders or Note Owners at the time of such termination;

(v) the Rating Agency Condition with respect to each Series of Notes Outstanding shall have been satisfied with respect to such deposit and termination of obligations pursuant to this Section 11.1;

(vi) each Policy has expired or been terminated or canceled by the Trustee in accordance with its terms and the Trustee has returned each such Policy to the applicable Insurer and all amounts due under each applicable Insurance Agreement (including the Insurer Premiums, the Insurer Reimbursements and the Insurer Expenses due but unpaid) have been paid in full; and

(vii) all commitments under all Variable Funding Note Purchase Agreements have been terminated;

then, the Indenture and the Global G&C Agreement shall cease to be of further effect (except as provided in this Section 11.1), and the Trustee, on demand of the Co-Issuers, shall execute proper instruments acknowledging confirmation of and discharge under the Indenture and the Global G&C Agreement.

(c) In addition, except as may be provided to the contrary in any Series Supplement, the Co-Issuers, solely in connection with any optional or mandatory prepayment or redemption in full of all Outstanding Notes, may terminate all of their obligations under the Indenture and all obligations of the Guarantors under the Global G&C Agreement in respect thereof if:

(i) the Co-Issuers irrevocably deposit in trust with the Trustee an amount of funds sufficient to pay, when due, principal, premium, if any, and interest on the Notes to the applicable prepayment or redemption date, as the case may be, and to pay all other sums payable by them hereunder, under each other Indenture Document and under any Insurance Agreement; provided, however, that the Trustee shall have been irrevocably instructed to apply such funds to the payment of such principal, premium, if any, and interest with respect to the Notes and such other sums;

(ii) the Co-Issuers deliver irrevocable notice of prepayment or redemption in full in accordance with the terms of the Indenture with respect to all Outstanding Notes and the date of prepayment or redemption as specified in such notice is not longer than twenty (20) Business Days after the date of such notice;

(iii) the Co-Issuers deliver to each Insurer (unless no Policy is in effect and all amounts due to all Insurers have been paid in full) and the Trustee an Officer’s Certificate of each Co-Issuer stating that all conditions precedent to satisfaction and discharge of the Indenture have been complied with, and an Opinion of Counsel to the same effect; and

(iv) all commitments under all Variable Funding Note Purchase Agreements have been terminated and all amounts due and payable thereunder (including all Outstanding Principal Amounts thereunder and all accrued interest and fees thereon) shall have been paid in full, in each case on or before the date such deposit is made;

then the Indenture and the Global G&C Agreement shall cease to be of further effect (except as provided in this Section 11.1), and the Trustee, on the demand and at the expense of the Co-Issuers, shall execute proper instruments prepared by the Co-Issuers acknowledging confirmation of and discharge under the Indenture and the Global G&C Agreement.

(d) After the conditions set forth in Section 11.1(a) or (c) have been met, or after such irrevocable deposit is made pursuant to Section 11.1(b) and satisfaction of the other conditions set forth therein have been met, the Trustee upon request shall acknowledge in writing the discharge of the Securitization Entities’ obligations under the Indenture and the Global G&C Agreement except for those surviving obligations specified above and shall reassign (without recourse upon, or any warranty whatsoever by, the Trustee) and deliver all Collateral and documents then in the custody or possession of the Trustee promptly to the applicable Co-Issuers and Securitization Entities.

(e) In order to have money available on a payment date to pay principal, and premium, if any, or interest on the Notes and the other sums referred to above, the U.S. Government Obligations shall be payable as to principal, and premium, if any, or interest at least one (1) Business Day before such payment date in such amounts as will provide the necessary money. The U.S. Government Obligations shall not be callable at the issuer’s option.

(f) The representations and warranties set forth in Article VII shall survive for so long as any Series of Notes are Outstanding, and may not be waived with respect to any Series of Notes Outstanding

(g) The Co-Issuers and the Noteholders hereby agree that, if any funds remain on deposit in the Collection Account after the termination of the Indenture and payment of all amounts due to each Insurer, such amounts shall be released by the Trustee and paid to the Co-Issuers.

Section 11.2 Application of Trust Money.

The Trustee or a trustee satisfactory to the Control Party, the Trustee and the Co-Issuers shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 11.1. The Trustee shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent in accordance with this Base Indenture and the other Related Documents to the payment of principal, premium, if any, and interest on the Notes and the other sums referred to above. The provisions of this Section 11.2 shall survive the expiration or earlier termination of the Indenture.

Section 11.3 Repayment to the Co-Issuers.

(a) The Trustee and the Paying Agent shall promptly pay to the Co-Issuers upon written request any excess money or, pursuant to Sections 2.10 and 2.14, return any Notes held by them at any time.

(b) Subject to Section 2.6(c), the Trustee and the Paying Agent shall pay to the Co-Issuers upon written request any money held by them for the payment of principal, premium or interest that remains unclaimed for two years after the date upon which such payment shall have become due.

(c) The provisions of this Section 11.3 shall survive the expiration or earlier termination of the Indenture.

Section 11.4 Reinstatement.

If the Trustee is unable to apply any funds received under this Article XI by reason of any proceeding, order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Co-Issuers’ obligations under the Indenture, the other Indenture Documents or any Insurance Agreement and in respect of the Notes and the Guarantors’ obligations under the Global G&C Agreement shall be revived and reinstated as though no deposit had occurred, until such time as the Trustee is permitted to apply all such funds or property in accordance with this Article XI. If the Co-Issuers or Guarantors make any payment of principal, premium or interest on any Notes or any other sums under the Indenture Documents and any Insurance Agreement while such obligations have been reinstated, the Co-Issuers and the Guarantors shall be subrogated to the rights of the Noteholders or Note Owners or other Secured Parties who received such funds or property from the Trustee to receive such payment in respect of the Notes.

ARTICLE XII

AMENDMENTS

Section 12.1 Without Consent of the Noteholders.

(a) Without the consent of any Noteholder or any other Secured Party, the Co-Issuers and the Trustee, with the consent of the Control Party, at any time and from time to time, may enter into one or more Supplements hereto, in form satisfactory to the Trustee, for any of the following purposes:

(i) to create a new Series of Notes; provided, however, that the consent of the Control Party is only necessary to the extent required by Section 2.2;

(ii) to add to the covenants of the Securitization Entities for the benefit of any Noteholders or any other Secured Parties (and if such covenants are to be for the benefit of less than all Series of Notes, stating that such covenants are expressly being included solely for the benefit of such Series) or to surrender for the benefit of the Noteholders and the other Secured Parties any right or power herein conferred upon the Securitization Entities; provided, however, that no Co-Issuer will pursuant to this Section 12.1(a)(ii) surrender any right or power it has under the Related Documents;

(iii) to mortgage, pledge, convey, assign and transfer to the Trustee any property or assets as security for the Obligations and to specify the terms and conditions upon which such property or assets are to be held and dealt with by the Trustee and to set forth such other provisions in respect thereof as may be required by the Indenture or as may, consistent with the provisions of the Indenture, be deemed appropriate by the Co-Issuers, the Control Party and the Trustee, or to correct or amplify the description of any such property or assets at any time so mortgaged, pledged, conveyed and transferred to the Trustee;

(iv) to cure any ambiguity, defect or inconsistency or to correct or supplement any provision contained herein or in any Supplement or in any Notes issued hereunder or in the Global G&C Agreement or any other Indenture Document to which the Trustee is a party;

(v) to provide for uncertificated Notes in addition to certificated Notes;

(vi) to add to or change any of the provisions of the Indenture to such extent as shall be necessary to permit or facilitate the issuance of Notes in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

(vii) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes of one or more Series and to add to or change any of the provisions of the Indenture or the Global G&C Agreement as shall be necessary to provide for or facilitate the administration of the trusts hereunder or thereunder by more than one Trustee; or

(viii) to correct or supplement any provision herein or in any Supplement or in the Global G&C Agreement or any other Indenture Document to which the Trustee is a party which may be inconsistent with any other provision herein or therein or to make consistent any other provisions with respect to matters or questions arising under this Base Indenture or in any Supplement, in the Global G&C Agreement or any other Indenture Document to which the Trustee is a party;

provided, however, that, as evidenced by an Opinion of Counsel delivered to the Trustee and the Control Party, such action shall not adversely affect in any material respect the interests of any Noteholder, any Note Owner or any other Secured Party.

(b) Upon the request of the Co-Issuers and receipt by the Control Party and the Trustee of the documents described in Section 2.2 and delivery by the Control Party of its consent thereto to the extent required by Section 2.2, the Trustee shall join with the Co-Issuers in the execution of any Series Supplement authorized or permitted by the terms of this Base Indenture and shall make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into such Series Supplement which affects its own rights, duties or immunities under this Base Indenture or otherwise.

Section 12.2 With Consent of the Noteholders.

(a) Except as provided in Section 12.1, the provisions of this Base Indenture, the Global G&C Agreement, any Supplement and any other Indenture Document to which the Trustee is a party (unless otherwise provided in such Supplement) may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing in a Supplement and consented to in writing by the Control Party. Notwithstanding the foregoing:

(i) any amendment, waiver or other modification that would reduce the percentage of the Aggregate Outstanding Principal Amount or the Outstanding Principal Amount of any Series of Notes, the consent of the Noteholders of which is required for any Supplement under this Section 12.2 or the consent of the Noteholders of which is required for any waiver of compliance with the provisions of the Indenture or any other Related Document or defaults hereunder or thereunder and their consequences provided for in herein and therein or for any other action hereunder or thereunder shall require the consent of the Control Party and each affected Noteholder;

(ii) any amendment, waiver or other modification that would permit the creation of any Lien ranking prior to or on a parity with the Lien created by the Indenture, the Global G&C Agreement or any other Related

Documents with respect to any material part of the Collateral or except as otherwise permitted by the Related Documents, terminate the Lien created by the Indenture, the Global G&C Agreement or any other Related Documents on any material portion of the Collateral at any time subject thereto or deprive any Secured Party of any material portion of the security provided by the Lien created by the Indenture, the Global G&C Agreement or any other Related Documents shall require the consent of the Control Party, each affected Noteholder and each other affected Secured Party;

(iii) any amendment, waiver or other modification that would (A) extend the due date for, or reduce the amount of any scheduled repayment or prepayment of principal of, premium, if any, or interest on any Note and the other Obligations (or reduce the principal amount of, premium, if any, or rate of interest on any Note and the other Obligations); (B) affect adversely the interests, rights or obligations of any Noteholder individually in comparison to any other Noteholder; (C) change the provisions of the Priority of Payments; (D) change any place of payment where, or the coin or currency in which, any Notes and the other Obligations or the interest thereon is payable; (E) impair the right to institute suit for the enforcement of the provisions of the Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes and the other Obligations owing to Noteholders on or after the respective due dates thereof, (F) subject to the ability of the Control Party to waive certain events as set forth in Section 9.7, amend or otherwise modify any of the specific language of the following definitions: “Default,” “Event of Default,” “Potential Rapid Amortization Event,” “Rapid Amortization Event” or “Insurer Default” (as defined in the Base Indenture or any applicable Series Supplement) or (G) amend, waive or otherwise modify this Section 12.2, shall require the consent of the Control Party, each affected Noteholder and each other affected Secured Party;

(iv) any amendment, waiver or other modification that would release any Insurer from all or any part of its obligation to make each and every payment under any Policy that it has issued shall require the consent of the Control Party and each affected Noteholder; and

(v) any amendment, waiver or other modification that would change the time periods with respect to any requirement to deliver to Noteholders notice with respect to any repayment, prepayment, redemption or election of any Extension Period shall require the consent of the Control Party and each affected Noteholder.

(b) No failure or delay on the part of any Noteholder, the Trustee or any other Secured Party in exercising any power or right under the Indenture or any other Related Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right.

(c) The express requirement, in any provision hereof, that the Rating Agency Condition be satisfied as a condition to the taking of a specified action, shall not be amended, modified or waived by the parties hereto without satisfying the Rating Agency Condition.

Section 12.3 Supplements.

Each amendment or other modification to the Indenture, the Notes or the Global G&C Agreement shall be set forth in a Supplement, a copy of which shall be delivered to the Rating Agencies by the Co-Issuers. The initial effectiveness of each Supplement shall be subject to the delivery to the Control Party and the Trustee of an Opinion of Counsel that such Supplement is authorized or permitted by this Base Indenture and the conditions precedent set forth herein with respect thereto have been satisfied. In addition to the manner provided in Sections 12.1 and 12.2, each Series Supplement may be amended as provided in such Series Supplement.

Section 12.4 Revocation and Effect of Consents.

Until an amendment or waiver becomes effective, a consent to it by a Noteholder of a Note is a continuing consent by the Noteholder and every subsequent Noteholder of a Note or portion of a Note that evidences the same debt as the consenting Noteholder’s Note, even if notation of the consent is not made on any Note. Any such Noteholder or subsequent Noteholder, however, may revoke the consent as to his Note or portion of a Note if the Trustee receives written notice of revocation before the date the amendment or waiver becomes effective. An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Noteholder. The Co-Issuers may fix a record date for determining which Noteholders must consent to such amendment or waiver.

Section 12.5 Notation on or Exchange of Notes.

The Trustee may place an appropriate notation about an amendment or waiver on any Note thereafter authenticated. The Co-Issuers, in exchange for all Notes, may issue and the Trustee shall authenticate new Notes that reflect the amendment or waiver. Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment or waiver.

Section 12.6 The Trustee to Sign Amendments, etc.

The Trustee shall sign any Supplement authorized pursuant to this Article XII if the Supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing such Supplement, the Trustee shall be entitled to receive, if requested, an indemnity reasonably satisfactory to it and to receive and, subject to Section 10.1, shall be fully protected in relying upon, an Officer’s Certificate of the Co-Issuers and an Opinion of Counsel as conclusive evidence that such Supplement is authorized or permitted by this Base Indenture and that all conditions precedent have been satisfied, and that it will be valid and binding upon the Co-Issuers and the Guarantors in accordance with its terms.

ARTICLE XIII

MISCELLANEOUS

Section 13.1 Notices.

(a) Any notice or communication by the Co-Issuers, the Master Servicer, the initial Insurers or the Trustee to any other party hereto shall be in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested) facsimile or overnight air courier guaranteeing next day delivery, to such other party’s address:

If to the Master Issuer:

Domino’s Master Issuer LLC

24 Frank Lloyd Wright Drive

P.O. Box 485

Ann Arbor, Michigan 48106

Attention: L. David Mounts

Facsimile: 866-282-3872

If to the Domestic Distributor:

Domino’s Pizza Distribution LLC

24 Frank Lloyd Wright Drive

P.O. Box 485

Ann Arbor, Michigan 48106

Attention: L. David Mounts

Facsimile: 866-282-3872

If to the SPV Canadian Holdco:

Domino’s SPV Canadian Holding Company Inc.

24 Frank Lloyd Wright Drive

P.O. Box 485

Ann Arbor, Michigan 48106

Attention: L. David Mounts

Facsimile: 866-282-3872

If to the IP Holder:

Domino’s IP Holder LLC

24 Frank Lloyd Wright Drive

P.O. Box 485

Ann Arbor, Michigan 48106

Attention: L. David Mounts

Facsimile: 866-282-3872

If to the Master Servicer:

Domino’s Pizza LLC

30 Frank Lloyd Wright Drive

P.O. Box 997

Ann Arbor, Michigan 48106

Attention: L. David Mounts

Facsimile: 734-327-8877

If to the Master Servicer with a copy to:

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

Attention: Alison T. Bomberg

Facsimile: 617-951-7050

If to any Co-Issuer with a copy to:

Domino’s Pizza LLC

30 Frank Lloyd Wright Drive

P.O. Box 997

Ann Arbor, Michigan 48106

Attention: L. David Mounts

Facsimile: 734-327-8877

and

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

Attention: Alison T. Bomberg

Facsimile: 617-951-7050

If to the initial Lead Insurer:

MBIA Insurance Corporation

113 King Street

Armonk, New York 10540

Attention: Manager – Insured Portfolio Management (with

respect to Policy No. 494360 URGENT MATERIAL ENCLOSED)

Telephone: 914-273-4545

Facsimile: 914-765-3810

with a copy to:

Sidley Austin LLP

One South Dearborn Street

Chicago, Illinois 60603

Attention: Thomas Albrecht

Facsimile: 312-853-7036

If to the other initial Insurer:

Ambac Assurance Corporation

One State Street Plaza

New York, New York 10004

Attention: Portfolio Risk Management Group –

Commercial ABS

Telephone: 212-668-0340

Facsimile: 212-208-3547

(in each case in which notice or other communication to

such initial Insurer refers to an “Insurance Agreement

Event of Default,” a claim on its Policy or any other event

with respect to which failure on the part of such Insurer to respond shall be deemed to constitute consent or

acceptance, then a copy of such notice or other

communication should also be sent to the attention of the

General Counsel and shall be marked to indicate “URGENT MATERIAL ENCLOSED.”)

If to the Trustee:

Citibank, N.A.

388 Greenwich Street

14th Floor

New York, NY 10013

Attention: Agency & Trust–Domino’s Pizza

Facsimile: 212-816-5527

If to Moody’s:

Moody’s Investors Service, Inc.

99 Church Street, 4th Floor

New York, NY 10007

Attention: ABS Monitoring Department

Facsimile: 212-553-0573

with a copy of all notices pertaining to other indebtedness:

Moody’s Investors Services, Inc.

99 Church Street, 4th Floor

New York, NY 10007

Attention: Asset Finance Group – Team Managing Director

If to Standard & Poor’s:

Standard & Poor’s Rating Services

55 Water Street, 42nd Floor

New York, NY 10041-0003

Attention: ABS Surveillance Group – New Assets

E-mail: Servicer_reports@sandp.com

If to an additional Insurer: At the address provided in the applicable Policy.

If to an Enhancement Provider or an Interest Rate Hedge

Provider: At the address provided in the applicable

Enhancement Agreement or the applicable Interest Rate Hedge Agreement.

(b) The Co-Issuers, each Insurer or the Trustee by notice to each other party may designate additional or different addresses for subsequent notices or communications; provided, however, the Co-Issuers may not at any time designate more than a total of three (3) addresses to which notices must be sent in order to be effective.

(c) Any notice (i) given in person shall be deemed delivered on the date of delivery of such notice, (ii) given by first class mail shall be deemed given five days after the date that such notice is mailed, (iii) delivered by facsimile shall be deemed given on the date of delivery of such notice and (iv) delivered by overnight air courier shall be deemed delivered one (1) Business Day after the date that such notice is delivered to such overnight courier.

(d) Notwithstanding any provisions of the Indenture to the contrary, the Trustee shall have no liability based upon or arising from the failure to receive any notice required by or relating to the Indenture, the Notes or any other Related Document.

(e) If any Co-Issuer delivers a notice or communication to Noteholders, it shall deliver a copy to the Control Party and the Trustee at the same time.

(f) Where the Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if sent in writing and mailed, first-class postage prepaid, to each Noteholder affected by such event, at its address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed (if any) for the giving of such notice. In any case where notice to a Noteholder is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. Where the Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In the case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made that is satisfactory to the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 13.2 Communication by Noteholders With Other Noteholders.

Noteholders may communicate with other Noteholders with respect to their rights under the Indenture or the Notes.

Section 13.3 Certificate and Opinion as to Conditions Precedent.

Upon any request or application by the Co-Issuers to the Control Party or the Trustee to take any action under the Indenture or any other Related Document, the Co-Issuers to the extent requested by the Control Party or the Trustee shall furnish to the Control Party and the Trustee (a) an Officer’s Certificate of the Co-Issuers in form and substance reasonably satisfactory to the Control Party and the Trustee (which shall include the statements set forth in Section 13.4) stating that all conditions precedent and covenants, if any, provided for in the Indenture or such other Related Documents relating to the proposed action have been complied with and (b) an Opinion of Counsel confirming the same. Such Opinion of Counsel shall be at the expense of the Co-Issuers.

Section 13.4 Statements Required in Certificate.

Each certificate with respect to compliance with a condition or covenant provided for in the Indenture or any other Related Document shall include:

(a) a statement that the Person giving such certificate has read such covenant or condition;

(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate are based;

(c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to reach an informed opinion as to whether or not such covenant or condition has been complied with; and

(d) a statement as to whether or not such condition or covenant has been complied with.

Section 13.5 Rules by the Trustee.

The Trustee may make reasonable rules for action by or at a meeting of Noteholders.

Section 13.6 Benefits of Indenture.

Except as set forth in a Series Supplement, nothing in this Base Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders and the other Secured Parties, any benefit or any legal or equitable right, remedy or claim under the Indenture. Each Insurer shall be deemed to be a third-party beneficiary of this Base Indenture and each applicable Series Supplement.

Section 13.7 Payment on Business Day.

In any case where any Quarterly Payment Date, redemption date or maturity date of any Note shall not be a Business Day, then (notwithstanding any other provision of the Indenture) payment of interest or principal (and premium, if any), as the case may be, need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the Quarterly Payment Date, redemption date or maturity date; provided, however, that no interest shall accrue for the period from and after such Quarterly Payment Date, redemption date or maturity date, as the case may be.

Section 13.8 Governing Law.

THIS BASE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section 13.9 Successors.

All agreements of each of the Co-Issuers in the Indenture, the Notes and each other Related Document to which it is a party shall bind its successors and assigns; provided, however, no Co-Issuer may assign its obligations or rights under the Indenture or any Related Document, except with the written consent of the Control Party. All agreements of the Trustee in the Indenture shall bind its successors.

Section 13.10 Severability.

In case any provision in the Indenture, the Notes or any other Related Document shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 13.11 Counterpart Originals.

The parties may sign any number of copies of this Base Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 13.12 Table of Contents, Headings, etc.

The Table of Contents and headings of the Articles and Sections of the Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 13.13 No Bankruptcy Petition Against the Securitization Entities.

Each of the Noteholders, the Trustee and the other Secured Parties hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of the latest maturing Note, it will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing in this Section 13.13 shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document. In the event that any such Noteholder or Secured Party or the Trustee takes action in violation of this Section 13.13, each affected Securitization Entity shall file or cause to be filed an answer with the bankruptcy court or otherwise properly contesting the filing of such a petition by any such Noteholder or Secured Party or the Trustee against such Securitization Entity or the commencement of such action and raising the defense that such Noteholder or Secured Party or the Trustee has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. The provisions of this Section 13.13 shall survive the termination of the Indenture and the resignation or removal of the Trustee. Nothing contained herein shall preclude participation by any Noteholder or any other Secured Party or the Trustee in the assertion or defense of its claims in any such proceeding involving any Securitization Entity.

Section 13.14 Recording of Indenture.

If the Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Co-Issuers and at their expense accompanied by an Opinion of Counsel (which may be counsel to the Co-Issuers, the Trustee or any other counsel reasonably acceptable to the Control Party and the Trustee) to the effect that such recording is necessary either for the protection of the Noteholders, the other Secured Party or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Trustee under the Indenture.

Section 13.15 Waiver of Jury Trial.

EACH OF THE CO-ISSUERS AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS BASE INDENTURE, THE NOTES, THE OTHER RELATED DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

Section 13.16 Submission to Jurisdiction; Waivers.

Each of the Co-Issuers and the Trustee hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to the Indenture and the other Related Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Co-Issuers or the Trustee, as the case may be, at its address set forth in Section 13.1 or at such other address of which the Trustee shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 13.16 any special, exemplary, punitive or consequential damages.

Section 13.17 Permitted Asset Dispositions; Release of Collateral.

After consummation of a Permitted Assets Disposition, upon request of the Co-Issuers, the Trustee, at the written direction of the Control Party, shall execute and deliver to the Co Issuers any and all documentation reasonably requested and prepared by the Co-Issuers at their expense to effect or evidence the release by the Trustee of the Secured Parties’ security interest in the property disposed of in connection with such Permitted Asset Disposition.

Section 13.18 Administration of the DNAF Account

(a) Establishment of the DNAF Account. Pursuant to Section 6.2 of the DNAF Servicing Agreement, DNAF has granted a security interest in the Serviced Funds to the Master Issuer, the Domestic Franchisor and the IP Holder, which grant shall be effective automatically upon the occurrence and continuation of a Rapid Amortization Event. In furtherance of the foregoing, upon the effectiveness of such grant, the Master Issuer, the Domestic Franchisor and the IP Holder shall assign such security interest to the Trustee for the benefit of the Secured Parties and in order to perfect such security interest granted to the Trustee, the Master Issuer, the Domestic Franchisor and the IP Holder shall (i) establish and maintain an account in the name of the Trustee, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Master Issuer, the Domestic Franchisor and the IP Holder and their assigns, which account shall be subject to an Account Control Agreement, and which shall, for the purposes of the Base Indenture and the other Related Documents, become the “DNAF Account” and (ii) immediately thereafter shall cause DNAF to transfer all Serviced Funds into such new DNAF Account. If such account shall at any time no longer be an Eligible Account, the Master Issuer, the Domestic Franchisor and the IP Holder shall, within five (5) Business Days of obtaining knowledge that such account is no longer an Eligible Account, notify the Control Party and establish a different DNAF Account that is an Eligible Account.

(b) Administration of the DNAF Account. The Co-Issuers hereby agree that all amounts held in the DNAF Account shall be used solely to provide the advertising and marketing for the benefit of the Domestic Franchisees and the owners of the Company-Owned Stores located in the Domestic Territory (the “Advertising Obligations”). The Trustee’s security interest in the DNAF Account and the funds on deposit therein shall be limited to the amount necessary to perform the Advertising Obligations and the funds subject to such security interest shall not be used for any other purpose. So long as no Master Servicer Termination Event or DNAF Servicer

Termination Event shall have occurred, the Co-Issuers shall cause DPL to direct the use of the amounts held in the DNAF Account solely to perform the Advertising Obligations pursuant to the terms of the DNAF Servicing Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the Co-Issuers and the Trustee have caused this Base Indenture to be duly executed by its respective duly authorized officer as of the day and year first written above.

DOMINO’S MASTER ISSUER LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC, as Co-Issuer

By:
Name:
Title:

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as Co-Issuer

By:
Name:
Title:

DOMINO’S IP HOLDER LLC, as Co-Issuer

By:
Name:
Title:

[Signature Page to the Base Indenture]

CITIBANK, N.A., in its capacity as Trustee and as Securities Intermediary

By:
Name:
Title:

[Signature Page to the Base Indenture]

ANNEX A

BASE INDENTURE DEFINITIONS LIST

“Account Agreement” means each agreement governing the establishment and maintenance of any Concentration Account or any other Base Indenture Account or Series Account to the extent that any such account is not held at the Trustee.

“Account Control Agreement” means each control agreement pursuant to which the Trustee is granted the right to control deposits and withdrawals from, or otherwise to give instructions or entitlement orders in respect of, a deposit and/or securities account and any Lock-Box related thereto, including, without limitation, with respect to each Concentration Account.

“Accounting Date” means the date three (3) Business Days prior to each Quarterly Payment Date. Any reference to an Accounting Date relating to a Quarterly Payment Date means the Accounting Date occurring in the same calendar month as the Quarterly Payment Date and any reference to an Accounting Date relating to a Quarterly Collection Period means the Quarterly Collection Period most recently ended prior to such Accounting Date.

“Accrued Insurer Premiums Amount” means for each Weekly Allocation Date with respect to a Quarterly Collection Period an amount equal to the lesser of (a) the sum of (i) one-tenth of the Insurer Premiums for all Classes of Insured Senior Notes for the Interest Period ending in the next succeeding Quarterly Collection Period (except with respect to the first Interest Period after the Initial Closing Date in which case such amount shall be 6.0% of the Insurer Premiums for such Interest Period) and (ii) the Carryover Accrued Insurer Premiums Amount for such Weekly Allocation Date and (b) the amount, if any, by which (i) the Insurer Premiums for all Classes of Insured Senior Notes for the Interest Period ending in the next succeeding Quarterly Collection Period exceeds (ii) the aggregate amount previously allocated to the Insurer Premiums Account on each preceding Weekly Allocation Date with respect to such Quarterly Collection Period.

“Actual Monthly Distributor Profit Amount” means, with respect to any Monthly Distributor Profit Period, the actual aggregate amount of Distributor Profit required to have been deposited in the Collection Account during such Monthly Distributor Profit Period by any Distributor, as calculated by the Master Servicer and set forth in each applicable Monthly Distributor Profit Certificate.

“Actual Weekly Advertising Fee Amount” means, with respect to any Weekly Collection Period, the actual aggregate amount of Advertising Fees deposited in the Royalties Concentration Accounts during such Weekly Collection Period, as calculated by the Master Servicer and set forth in each applicable Weekly Servicer’s Certificate.

“Additional Class A-1 Senior Notes Commitment Fees Shortfall Interest” has the meaning set forth in Section 5.10(e) of the Base Indenture.

“Additional Co-Issuer” means any entity that, after the Initial Closing Date, becomes a “Co-Issuer” pursuant to Section 8.34 of the Base Indenture.

“Additional Co-Issuer Charter Documents” means, collectively, with respect to any Additional Co-Issuer, the certificate of incorporation, the by-laws, the certificate of formation, the operating agreement, the memorandum of association, the articles of association and/or any such similar documents of such Additional Co-Issuer depending on the form of such entity.

“Additional Co-Issuer Operating Agreement” means, with respect to any Additional Co-Issuer, the certificate of incorporation, the operating agreement or such similar document of such Additional Co-Issuer depending on the form of such entity.

“Additional Concentration Account” has the meaning set forth in Section 5.1(a) of the Base Indenture.

“Additional Concentration Account Control Agreement” means the Account Control Agreement governing any Additional Concentration Account entered into by and among the applicable Securitization Entity, the Master Servicer, the Trustee and the bank or other financial institution then holding such Additional Concentration Account.

“Additional Distribution Concentration Account” means any Additional Concentration Account designated as a “Distribution Concentration Account” pursuant to Section 5.1(a) of the Base Indenture.

“Additional Distributor” means any entity that, after the Initial Closing Date, is designated as a “Distributor” pursuant to Section 8.34 of the Base Indenture.

“Additional Distributor Charter Documents” means, collectively, with respect to any Additional Distributor, the certificate of incorporation, the by-laws, the certificate of formation, the operating agreement and/or any such similar documents of such Additional Distributor depending on the form of such entity.

“Additional Distributor Operating Agreement” means, with respect to any Additional Distributor, the certificate of incorporation, the operating agreement or such similar document of such Additional Distributor depending on the form of such entity.

“Additional Franchisor” means any entity that, after the Initial Closing Date, is designated as a “Franchisor” pursuant to Section 8.34 of the Base Indenture.

“Additional Franchisor Charter Documents” means, collectively, with respect to any Additional Franchisor, the certificate of incorporation, the by-laws, the certificate of formation, the operating agreement and/or any such similar documents of such Additional Franchisor depending on the form of such entity.

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“Additional Franchisor Operating Agreement” means, with respect to any Additional Franchisor, the certificate of incorporation, the operating agreement or such similar document of such Additional Franchisor depending on the form of such entity.

“Additional IP Holder” means any entity that, after the Initial Closing Date, is designated as an “IP Holder” pursuant to Section 8.34 of the Base Indenture.

“Additional IP Holder Charter Documents” means, collectively, with respect to any Additional IP Holder, the certificate of incorporation, the by-laws, the certificate of formation, the operating agreement and/or any such similar documents of such Additional IP Holder depending on the form of such entity.

“Additional IP Holder Operating Agreement” means, with respect to any Additional IP Holder, the certificate of incorporation, the operating agreement or such similar document of such Additional IP Holder depending on the form of such entity.

“Additional Royalties Concentration Account” means any Additional Concentration Account designated as a “Royalties Concentration Account” pursuant to Section 5.1(a) of the Base Indenture.

“Additional Securitization Entity” means any entity that becomes a direct or indirect wholly-owned Subsidiary of the Master Issuer or any other Securitization Entity after the Initial Closing Date in accordance with and as permitted under the Related Documents and is designated by the Co-Issuers as a “Securitization Entity” pursuant to Section 8.34 of the Base Indenture.

“Additional Securitization Entity Charter Documents” means, collectively, with respect to any Additional Securitization Entity, the certificate of incorporation, the by-laws, the certificate of formation, the operating agreement and/or any such similar documents of such Additional Securitization Entity depending on the form of such entity.

“Additional Securitization Entity Operating Agreement” means, with respect to any Additional Securitization Entity, the certificate of incorporation, the operating agreement or such similar document of such Additional Securitization Entity depending on the form of such entity.

“Additional Securitization JV Entity” means any joint venture in which the Master Issuer owns Equity Interests in accordance with and as permitted under the Related Documents.

“Additional Securitization JV Entity Charter Documents” means, collectively, with respect to any Additional Securitization JV Entity, (a) the certificate of incorporation, the by-laws, the certificate of formation, the operating agreement and/or any such similar documents of such Additional Securitization JV Entity depending on the form of such entity and (b) the joint venture agreement relating to such Additional Securitization JV Entity.

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“Additional Securitization JV Entity Operating Agreement” means, with respect to any Additional Securitization JV Entity, the certificate of incorporation, the operating agreement or such similar document of such Additional Securitization JV Entity depending on the form of such entity.

“Additional Senior Notes Insured Interest Shortfall Interest” has the meaning set forth in Section 5.10(b) of the Base Indenture.

“Additional Subordinated Notes Interest Shortfall Interest” shall have the meaning set forth in Section 5.10(h) of the Base Indenture.

“Additional Subsidiary Guarantor” means any entity that, after the Initial Closing Date, is designated as a “Subsidiary Guarantor” pursuant to Section 8.34 of the Base Indenture.

“Additional System” means any system of Stores with respect to any Future Brand.

“Adjusted Net Cash Flow” means for any Quarterly Payment Date and the immediately preceding Quarterly Collection Period, an amount equal to the product of (a) in the case of any fiscal year of the Co-Issuers containing 52 weeks, 91 or, in the case of any fiscal year of the Co-Issuers containing 53 weeks, 92.75, multiplied by (b) the quotient of (i) the Net Cash Flow with respect to such Quarterly Payment Date and (ii) the actual number of days within such Quarterly Collection Period.

“Advertising Fees” means any fees payable by a Domestic Franchisee pursuant to a Domestic Franchise Arrangement to be used by any “franchisor” for advertising and marketing activities in accordance with the terms of such Franchise Arrangements including, without limitation, any fees paid by Domestic Franchisees to any “franchisor” or DNAF for advertising and marketing activities related to advertising co-operatives.

“Advertising Obligation” shall have the meaning set forth in Section 13.18(b) of the Base Indenture.

“Affiliate” means, with respect to any specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, “control” means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and “controlled” and “controlling” have meanings correlative to the foregoing.

“After-Acquired IP Assets” means any Intellectual Property created, developed or acquired after the Initial Closing Date by or on behalf of, and owned by, the IP Holder or any Additional IP Holder, including, without limitation, all Future Brand IP.

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“After-Acquired Overseas IP” means any Know-How specific to the operation of Stores and the Franchise Arrangements in the Excluded Countries (but not including any Patents, Copyrights or Trademarks or any Intellectual Property that is derivative of the Securitization IP) created, developed or acquired by or on behalf of the Overseas Entities after the Initial Closing Date and owned by any of the Overseas Entities in accordance with the terms of the Overseas IP Holder Asset Sale and IP License Agreement.

“Agent” means any Registrar or Paying Agent.

“Aggregate Outstanding Principal Amount” means the sum of the Outstanding Principal Amounts with respect to all Series of Notes.

“Ambac” means Ambac Assurance Corporation, a Wisconsin stock insurance corporation, and its successors and assigns.

“Annual Noteholders’ Tax Statement” has the meaning set forth in Section 4.2 of the Base Indenture.

“Applicants” has the meaning set forth in Section 2.7 of the Base Indenture.

“Asset Disposition” means any Refranchising Asset Disposition, any Asset Resale Disposition or any other asset disposition permitted pursuant to Section 8.16 of the Base Indenture.

“Asset Disposition Proceeds” means the gross proceeds received from any Asset Disposition.

“Asset Resale Disposition” means any resale, transfer or other disposition of an asset acquired by any Securitization Entity for resale to one or more Franchisees (excluding any Refranchising Asset Dispositions) for a Franchisee Promissory Note or for cash in one payment or any combination thereof.

“Asset Resale Master Servicer Advances” has the meaning set forth in the Master Servicing Agreement.

“Assignment” means any assignment delivered in accordance with the terms of the IP Assets Contribution Agreement.

“Authorized Insurer Representative” means a Managing Director, Director, Vice President, First Vice President, General Counsel or Assistant General Counsel of any Insurer or any other officer, employee or other agent of such Insurer who is authorized to give or receive instructions or notices or otherwise to act under the Indenture and the Related Documents on behalf of such Insurer.

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“Authorized Officer” means, as to any Person, any of the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of such Person.

“Available Administrative Account Amount” means, as of any Accounting Date:

(i) with respect to any deficiency relating to the Senior Notes Interest Account pursuant to Section 5.10(a) of the Base Indenture, the aggregate of the amounts on deposit, collectively, in the Class A-1 Senior Notes Commitment Fees Account, the Senior Notes Principal Payments Account, the Subordinated Notes Interest Account, the Subordinated Notes Principal Payments Account, the Senior Notes Contingent Additional Interest Account and the Subordinated Notes Contingent Additional Interest Account as of the last day of the Quarterly Collection Period immediately succeeding such Accounting Date;

(ii) with respect to any deficiency relating to the Insurer Premiums Account pursuant to Section 5.10(c) of the Base Indenture, the aggregate of the amounts on deposit, collectively, in the Class A-1 Senior Notes Commitment Fees Account, the Senior Notes Principal Payments Account, the Subordinated Notes Interest Account, the Subordinated Notes Principal Payments Account, the Senior Notes Contingent Additional Interest Account and the Subordinated Notes Contingent Additional Interest Account as of the last day of the Quarterly Collection Period immediately succeeding such Accounting Date;

(iii) with respect to any deficiency relating to the Class A-1 Senior Notes Commitment Account pursuant to Section 5.10(d) of the Base Indenture, the aggregate of the amounts on deposit, collectively, in the Senior Notes Principal Payments Account, the Subordinated Notes Interest Account, the Subordinated Notes Principal Payments Account, the Senior Notes Contingent Additional Interest Account and the Subordinated Notes Contingent Additional Interest Account as of the last day of the Quarterly Collection Period immediately succeeding such Accounting Date;

(iv) with respect to any deficiency relating to the Senior Notes Principal Payments Account pursuant to Section 5.10(f) of the Base Indenture, the aggregate of the amounts on deposit, collectively, in the Subordinated Notes Interest Account, the Subordinated Notes Principal Payments Account, the Senior Notes Contingent Additional Interest Account and the Subordinated Notes Contingent Additional Interest Account as of the last day of the Quarterly Collection Period immediately succeeding such Accounting Date;

(v) with respect to any deficiency relating to the Subordinated Notes Interest Account pursuant to Section 5.10(g) of the Base Indenture, the aggregate of the amounts on deposit, collectively, in the Subordinated Notes Principal Payments Account, the Senior Notes Contingent Additional Interest Account and the Subordinated Notes Contingent Additional Interest Account as of the last day of the Quarterly Collection Period immediately succeeding such Accounting Date;

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(vi) with respect to any deficiency relating to the Subordinated Notes Principal Payments Account pursuant to Section 5.10(i) of the Base Indenture, the aggregate of the amounts on deposit, collectively, in the Senior Notes Contingent Additional Interest Account and the Subordinated Notes Contingent Additional Interest Account as of the last day of the Quarterly Collection Period immediately succeeding such Accounting Date; and

(vii) with respect to any deficiency relating to the Senior Notes Contingent Additional Interest Account pursuant to Section 5.10(j) of the Base Indenture, the aggregate of the amounts on deposit in the Subordinated Notes Contingent Additional Interest Account as of the last day of the Quarterly Collection Period immediately succeeding such Accounting Date.

“Available Cash Trap Reserve Account Amount” means, as of any date of determination, the amount on deposit in the Cash Trap Reserve Account.

“Available Senior Notes Interest Reserve Account Amount” means, as of any date of determination, the amount on deposit in the Senior Notes Interest Reserve Account.

“Back-Up Management Agreement” means the Back-Up Management Agreement, dated as of April 16, 2007, by and among the Master Issuer, the Master Servicer, the Trustee and the Back-Up Manager, as amended, supplemented or otherwise modified from time to time.

“Back-Up Manager” means FTI Consulting, Inc., a Maryland corporation, in its capacity as Back-Up Manager pursuant to the Back-Up Management Agreement, and any successor Back-Up Manager.

“Back-Up Manager Fees” means all compensation and indemnification payments, if any, payable by the Master Issuer to the Back-Up Manager under the terms of the Back-Up Management Agreement and all expenses of the Back-Up Manager required to be reimbursed by the Master Issuer pursuant to the Back-Up Management Agreement.

“Bank Account Expenses” means any fees or charges imposed on any Base Indenture Account or Series Account by the bank establishing and maintaining such account.

“Bankruptcy Code” means the Bankruptcy Reform Act of 1978, as amended from time to time, and as codified as 11 U.S.C. Section 101 et seq.

“Base Indenture” means the Base Indenture, dated as of April 16, 2007, by and among the Co-Issuers and the Trustee, as amended, supplemented or otherwise modified from time to time, exclusive of any Series Supplements.

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“Base Indenture Account” means any account or accounts authorized and established pursuant to the Base Indenture for the benefit of the Secured Parties, including, without limitation, each account established pursuant to Article V of the Base Indenture.

“Base Indenture Definitions List” has the meaning set forth in Section 1.1 of the Base Indenture.

“Book-Entry Notes” means beneficial interests in the Notes of any Series, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 2.12 of the Base Indenture; provided that, after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Notes are issued to the Note Owners, such Definitive Notes shall replace Book-Entry Notes.

“Business Day” means any day except Saturday, Sunday or any day on which banks are generally not open for business in Ann Arbor, Michigan or New York, New York.

“Canadian Distribution Assets Sale Agreement” means the Canadian Distribution Assets Sale Agreement, dated as of April 16, 2007, by and between the Canadian Manufacturer and the Canadian Distributor.

“Canadian Distribution Concentration Account” means the account maintained in the name of the Master Issuer or the Canadian Distributor and pledged to the Trustee into which the Master Servicer causes Product Purchase Payments and other Collections which are denominated in Canadian dollars due to the Canadian Distributor to be deposited or any successor account established for the Master Issuer or the Canadian Distributor by the Master Servicer for such purpose pursuant to the Base Indenture and the Master Servicing Agreement, including any money market accounts related thereto into which funds are transferred for investment purposes pursuant to Section 5.1(b) of the Base Indenture.

“Canadian Distribution Concentration Account Control Agreement” means the Account Control Agreement governing the Canadian Distribution Concentration Account entered into by and among the Master Issuer and/or the Canadian Distributor, the Master Servicer, the Trustee and the bank or other financial institution then holding the Canadian Distribution Concentration Account.

“Canadian Distributor” means Domino’s Pizza Canadian Distribution ULC, a Nova Scotia unlimited company, and its successors and assigns.

“Canadian Distributor Articles of Association” means the Articles of Association of the Canadian Distributor, filed on April 12, 2007, as amended, supplemented or otherwise modified from time to time.

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“Canadian Distributor Charter Documents” means the Canadian Distributor Articles of Association and the Canadian Distributor Memorandum of Association.

“Canadian Distributor IP License Agreement” means the Canadian Distributor IP License Agreement, dated as of April 16, 2007, by and between the Canadian Distributor and the IP Holder, as amended, supplemented or otherwise modified from time to time.

“Canadian Distributor Memorandum of Association” means the memorandum of association of the Canadian Distributor filed on April 16, 2007, as amended, supplemented or otherwise modified from time to time.

“Canadian Holdco” means Domino’s Canadian Holding Company Inc., a Delaware corporation, and its successors and assigns.

“Canadian Manufacturer” means Domino’s Pizza NS Co., a Nova Scotia unlimited company, and its successors and assigns.

“Canadian Manufacturer Articles of Association” means the Articles of Association of the Canadian Manufacturer, filed on November 18, 1999, as amended, supplemented or otherwise modified from time to time.

“Canadian Manufacturer Charter Documents” means the Canadian Manufacturer Articles of Association and the Canadian Manufacturer Memorandum of Association.

“Canadian Manufacturer Memorandum of Association” means the memorandum of association of the Canadian Manufacturer filed on November 18, 1999, as amended, supplemented or otherwise modified from time to time.

“Capitalized Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of the Related Documents, the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Capped Class A-1 Senior Notes Administrative Expenses Amount” means, for each Weekly Allocation Date with respect to any Quarterly Collection Period, an amount equal to the lesser of (a) the Class A-1 Senior Notes Administrative Expenses that have become due and payable prior to such Weekly Allocation Date and have not been previously paid and (b) the amount by which (i) $250,000 exceeds (ii) the aggregate amount of Class A-1 Senior Notes Administrative Expenses previously paid on each preceding Weekly Allocation Date that occurred (x) in the case of a Weekly Allocation Date occurring during the annual period following the Initial Closing Date and ending on

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the first anniversary of the Initial Closing Date, since the Initial Closing Date and (y) in the case of a Weekly Allocation Date occurring during any other annual period beginning with the annual period following the first anniversary of the Initial Closing Date, since the most recent anniversary of the Initial Closing Date.

“Capped Securitization Operating Expenses Amount” means, for any Weekly Allocation Date with respect to any Quarterly Collection Period, an amount equal to the lesser of (a) the Securitization Operating Expenses that have become due and payable prior to such Weekly Allocation Date and have not been previously paid and (b) the amount by which (i) $500,000 exceeds (ii) the aggregate amount of Securitization Operating Expenses previously paid on each preceding Weekly Allocation Date that occurred (x) in the case of a Weekly Allocation Date occurring during the annual period following the Initial Closing Date and ending on the first anniversary of the Initial Closing Date, since the Initial Closing Date and (y) in the case of a Weekly Allocation Date occurring during any other annual period beginning with the annual period following the first anniversary of the Initial Closing Date, since the most recent anniversary of the Initial Closing Date; provided, however, that during any period that the Back-Up Manager is required to provide additional services pursuant to the Back-Up Management Agreement, the Control Party, in its sole discretion, may increase the amount in clause (b)(i) above in order to take account of any increased fees associated with the provisions of such additional services.

“Carryover Accrued Insurer Premiums Amount” means, (a) for the first Weekly Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Weekly Allocation Date with respect to such Quarterly Collection Period, the amount, if any, by which (i) the amount allocated to the Insurer Premiums Account on the immediately preceding Weekly Allocation Date with respect to such Quarterly Collection Period was less than (ii) the Accrued Insurer Premiums Amount for such immediately preceding Weekly Allocation Date.

“Carryover Class A-1 Senior Notes Accrued Quarterly Commitment Fee Amount” means (a) for the first Weekly Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Weekly Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the amount allocated to the Class A-1 Senior Notes Commitment Fees Account with respect to Class A-1 Senior Notes Quarterly Commitment Fees on the immediately preceding Weekly Allocation Date with respect to such Quarterly Collection Period was less than (ii) the Class A-1 Senior Notes Accrued Quarterly Commitment Fee Amount for such immediately preceding Weekly Allocation Date.

“Carryover Class A-1 Senior Notes Accrued Quarterly Uninsured Interest Amount” means (a) for the first Weekly Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Weekly Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the amount allocated to the Senior Notes Contingent Additional Interest Account with respect to Class A-1 Senior Notes Quarterly Uninsured Interest on the immediately preceding Weekly Allocation

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Date with respect to such Quarterly Collection Period was less than (ii) the Class A-1 Senior Notes Accrued Quarterly Uninsured Interest Amount for such immediately preceding Weekly Allocation Date.

“Carryover Senior Notes Accrued Quarterly Contingent Additional Interest Amount” means (a) for the first Weekly Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Weekly Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the amount allocated to the Senior Notes Contingent Additional Interest Account with respect to Senior Notes Quarterly Contingent Additional Interest on the immediately preceding Weekly Allocation Date with respect to such Quarterly Collection Period was less than (ii) the Senior Notes Accrued Quarterly Contingent Additional Interest Amount for such immediately preceding Weekly Allocation Date.

“Carryover Senior Notes Accrued Quarterly Insured Interest Amount” means (a) for the first Weekly Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Weekly Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the amount allocated to the Senior Notes Interest Account with respect to Senior Notes Quarterly Insured Interest on the immediately preceding Weekly Allocation Date with respect to such Quarterly Collection Period was less than (ii) the Senior Notes Accrued Quarterly Insured Interest Amount for such immediately preceding Weekly Allocation Date.

“Carryover Senior Notes Accrued Targeted Principal Payments Amount” means, (a) for the first Weekly Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Weekly Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the amount allocated to the Senior Notes Principal Payments Account with respect to Senior Notes Targeted Principal Payments on the immediately preceding Weekly Allocation Date with respect to such Quarterly Collection Period was less than (ii) the Senior Notes Accrued Targeted Principal Payments Amount for such immediately preceding Weekly Allocation Date.

“Carryover Subordinated Notes Accrued Quarterly Contingent Additional Interest Amount” means (a) for the first Weekly Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Weekly Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the amount allocated to the Subordinated Notes Contingent Additional Interest Account with respect to Subordinated Notes Quarterly Contingent Additional Interest on the immediately preceding Weekly Allocation Date with respect to such Quarterly Collection Period was less than (ii) the Subordinated Notes Accrued Quarterly Contingent Additional Interest Amount for such immediately preceding Weekly Allocation Date.

“Carryover Subordinated Notes Accrued Quarterly Interest Amount” means (a) for the first Weekly Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Weekly Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the amount allocated to the Subordinated Notes Interest Account with respect to Subordinated Notes Quarterly

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Interest on the immediately preceding Weekly Allocation Date with respect to such Quarterly Collection Period was less than (ii) the Subordinated Notes Accrued Quarterly Interest Amount for such immediately preceding Weekly Allocation Date.

“Carryover Subordinated Notes Accrued Targeted Principal Payments Amount” means, (a) for the first Weekly Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Weekly Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the amount allocated to the Subordinated Notes Principal Payments Account with respect to Subordinated Notes Targeted Principal Payments on the immediately preceding Weekly Allocation Date with respect to such Quarterly Collection Period was less than (ii) the Subordinated Notes Accrued Targeted Principal Payments Amount for such immediately preceding Weekly Allocation Date.

“Cash Trap Reserve Account” has the meaning set forth in Section 5.3(a) of the Base Indenture.

“Cash Trapping Amount” means, for any Weekly Allocation Date during a Cash Trapping Period, the aggregate of all amounts required to be deposited in the Cash Trap Reserve Account on such Weekly Allocation Date pursuant to any Series Supplement.

“Cash Trapping Period” means any period designated as a “Cash Trapping Period” pursuant to the terms of any Series Supplement.

“Cash Trapping Release Amount” means the aggregate amount of funds on deposit in the Cash Trap Reserve Account that are required to be released pursuant to the terms of any Series Supplement.

“Cash Trapping Release Event Date” means any date on which any amount on deposit in the Cash Trap Reserve Account is required to be released pursuant to the terms of any Series Supplement.

“Charter Documents” means any of the Co-Issuers Charter Documents, the Domestic Franchisor Charter Documents, the International Franchisor Charter Documents, the SPV Guarantor Charter Documents, the Canadian Distributor Charter Documents, any Additional Securitization Entity Charter Documents and any Additional Securitization JV Entity Charter Documents.

“Class” means, with respect to any Series of Notes, any one of the classes of Notes of such Series as specified in the applicable Series Supplement.

“Class A-1 Administrative Agent” means, with respect to any Class of Class A-1 Senior Notes, the Person identified as the “Class A-1 Administrative Agent” in the applicable Series Supplement.

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“Class A-1 Noteholder” means any Holder of Class A-1 Senior Notes of any Series.

“Class A-1 Senior Notes” means any Notes alphanumerically designated as “Class A-1” pursuant to the Series Supplement applicable to such Class of Notes.

“Class A-1 Senior Notes Accrued Quarterly Commitment Fee Amount” means, for each Weekly Allocation Date with respect to a Quarterly Collection Period, an amount equal to the lesser of (a) the sum of (i) one-tenth of Class A-1 Senior Notes Aggregate Quarterly Commitment Fees for the Interest Period ending in the next succeeding Quarterly Collection Period (except with respect to the first Interest Period after the Initial Closing Date, in which case such amount shall be 6.0% of the Class A-1 Senior Notes Quarterly Commitment Fees for such Interest Period), (ii) the Carryover Class A-1 Senior Notes Accrued Quarterly Commitment Fee Amount for such Weekly Allocation Date and (iii) if such Weekly Allocation Date occurs on or after a Quarterly Payment Date on which amounts are withdrawn from the Class A-1 Senior Notes Commitment Fees Account pursuant to Section 5.10(d) of the Base Indenture to cover any Class A-1 Senior Notes Commitment Fee Adjustment Amount, the amount so withdrawn (without duplication for amounts previously allocated pursuant to this clause (iii)) and (b) the amount, if any, by which (i) Class A-1 Senior Notes Aggregate Quarterly Commitment Fees for the Interest Period ending in the next succeeding Quarterly Collection Period exceeds (ii) the aggregate amount previously allocated to the Class A-1 Senior Notes Commitment Fees Account on each preceding Weekly Allocation Date with respect to the Quarterly Collection Period.

“Class A-1 Senior Notes Accrued Quarterly Uninsured Interest Amount” means, for each Weekly Allocation Date with respect to a Quarterly Collection Period an amount equal to the lesser of (a) the sum of (i) one-tenth of Class A-1 Senior Notes Aggregate Quarterly Uninsured Interest for the Interest Period ending in the next succeeding Quarterly Collection Period (except with respect to the first Interest Period after the Initial Closing Date, in which case such amount shall be 6.0% of the Class A-1 Senior Notes Quarterly Uninsured Interest for such Interest Period) and (ii) the Carryover Class A-1 Senior Notes Accrued Quarterly Uninsured Interest Amount for such Weekly Allocation Date and (b) the amount, if any, by which (i) Class A-1 Senior Notes Aggregate Quarterly Uninsured Interest for the Interest Period ending in the next succeeding Quarterly Collection Period exceeds (ii) the aggregate amount previously allocated to the Senior Notes Contingent Additional Interest Account with respect to Class A-1 Senior Notes Quarterly Uninsured Interest on each preceding Weekly Allocation Date with respect to the Quarterly Collection Period.

“Class A-1 Senior Notes Administrative Expenses” means all amounts due and payable pursuant to any Variable Funding Note Purchase Agreement that are identified as “Class A-1 Senior Notes Administrative Expenses” in the applicable Series Supplement.

“Class A-1 Senior Notes Aggregate Quarterly Commitment Fees” means, for any Interest Period, with respect to all Class A-1 Senior Notes Outstanding, the aggregate amount of Class A-1 Senior Notes Quarterly Commitment Fees due and payable on all such Class A-1 Senior Notes with respect to such Interest Period.

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“Class A-1 Senior Notes Aggregate Quarterly Uninsured Interest” means, for any Interest Period, with respect to all Class A-1 Senior Notes Outstanding, the aggregate amount of Class A-1 Senior Notes Quarterly Uninsured Interest due and payable on all such Class A-1 Senior Notes with respect to such Interest Period.

“Class A-1 Senior Notes Commitment Fee Adjustment Amount” means, for any Class of Class A-1 Senior Notes for any Interest Period, the aggregate amount, if any, for such Interest Period that is identified as the “Commitment Fee Adjustment Amount” in the applicable Series Supplement.

“Class A-1 Senior Notes Commitment Fees Account” has the meaning set forth in Section 5.5 of the Base Indenture.

“Class A-1 Senior Notes Commitment Fees Shortfall Amount” has the meaning set forth in Section 5.10(e) of the Base Indenture.

“Class A-1 Senior Notes Insured Interest Adjustment Amount” means, for any Class of Class A-1 Senior Notes for any Interest Period, the aggregate amount, if any, for such Interest Period that is identified as a “Class A-1 Senior Notes Insured Interest Adjustment Amount” in the applicable Series Supplement.

“Class A-1 Senior Notes Insurer Premiums Adjustment Amount” means, for any Class of Class A-1 Senior Notes for any Interest Period, the aggregate amount, if any, for such Interest Period that is identified as “Class A-1 Senior Notes Insurer Premiums Adjustment Amount” in the applicable Series Supplement or the applicable Insurance Agreement (or any fee letter referred to in such Insurance Agreement).

“Class A-1 Senior Notes Maximum Principal Amount” means, with respect to all Series of Class A-1 Senior Notes Outstanding, the aggregate maximum principal amount of such Class A-1 Senior Notes as identified in each applicable Series Supplement.

“Class A-1 Senior Notes Other Amounts” means all amounts due and payable pursuant to any Variable Funding Note Purchase Agreement that are identified as “Class A-1 Senior Notes Other Amounts” in the applicable Series Supplement.

“Class A-1 Senior Notes Quarterly Commitment Fees” means, for any Interest Period, with respect to any Class A-1 Senior Notes Outstanding, the aggregate amount of commitment fees due and payable, with respect to such Interest Period, on such Class A-1 Senior Notes that is identified as “Class A-1 Senior Notes Quarterly Commitment Fees” in the applicable Series Supplement; provided that if, on any Weekly Allocation Date or other date of determination, the actual amount of any such commitment fees cannot be ascertained, an estimate of such commitment fees shall be used to calculate the Class A-1 Senior Notes Quarterly Commitment Fees for such

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Weekly Allocation Date or other date of determination in accordance with the terms and provisions of the applicable Series Supplement; provided further that any amount identified as “Class A-1 Senior Notes Administrative Expenses” or “Class A-1 Senior Notes Other Amounts” in any Series Supplement shall under no circumstances be deemed to constitute “Class A-1 Senior Notes Quarterly Commitment Fees.”

“Class A-1 Senior Notes Quarterly Uninsured Interest” means, for any Interest Period, with respect to any Class A-1 Senior Notes Outstanding, the aggregate amount of interest due and payable, with respect to such Interest Period, on such Class A-1 Senior Notes that is identified as “Class A-1 Senior Notes Quarterly Uninsured Interest” in the applicable Series Supplement.

“Class A-1 Senior Notes Quarterly Uninsured Interest Amount” means the aggregate amount of all accrued but unpaid Class A-1 Senior Notes Quarterly Uninsured Interest.

“Class A-1 Subfacility” means any commitment to extend credit by a lender to a Class A-1 Subfacility that is identified as a “Class A-1 Subfacility” in the applicable Series Supplement, together with all extensions of credit under such commitment.

“Clearing Agency” means an organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act or any successor provision thereto or Euroclear or Clearstream.

“Clearing Agency Participant” means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

“Clearstream” means Clearstream Banking, société anonyme.

“Code” means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time, and any successor statute of similar import, in each case as in effect from time to time. References to sections of the Code also refer to any successor sections.

“Co-Issuers” means, collectively, the Master Issuer, the Domestic Distributor, the SPV Canadian Holdco, the IP Holder and any Additional Co-Issuer.

“Co-Issuers Charter Documents” means, collectively, the Master Issuer Charter Documents, the Domestic Distributor Charter Documents, the SPV Canadian Holdco Charter Documents, the IP Holder Charter Documents and any Additional Co-Issuer Charter Documents.

“Co-Issuers Insurance Proceeds” means any amounts received upon settlement of a claim filed under any insurance policy maintained by or on behalf of the Securitization Entities in accordance with Section 8.29 of the Base Indenture.

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“Co-Issuers Operating Agreements” means, collectively, the Master Issuer Operating Agreement, the Domestic Distributor Operating Agreement, the SPV Canadian Holdco Certificate of Incorporation, the IP Holder Operating Agreement and any Additional Co-Issuer Operating Agreement.

“Collateral” means, collectively, the Indenture Collateral, the “Collateral” as defined in the Global G&C Agreement and any property subject to any other Indenture Document that grants a Lien to secure any Obligations.

“Collateral Documents” means, collectively, the Collateral Franchise Documents and the Collateral Transaction Documents.

“Collateral Franchise Documents” means, collectively, the Domestic Franchise Arrangements, the International Franchise Arrangements, the Company-Owned Stores Master License Agreement, the Third-Party License Agreements and the Distribution Agreements.

“Collateral Transaction Documents” means the Pre-Securitization Contribution Agreements, the Domino’s International Contribution Agreement, the SPV Guarantor Contribution Agreement, the Domestic Distribution Assets Contribution Agreement, the Charter Documents, the IP License Agreements, the Overseas IP Holder Pledge Agreement, each Assignment, the Master Servicing Agreement, the DNAF Servicing Agreement, the Account Control Agreements and the Back-Up Management Agreement.

“Collection Account” means account no. 106498 entitled “Citibank, N.A., as Trustee for the benefit of the Secured Parties, Securities Account of Domino’s Pizza Master Issuer LLC” maintained by the Trustee pursuant to Section 5.4 of the Base Indenture or any successor securities account maintained pursuant to Section 5.4 of the Base Indenture.

“Collection Account Administrative Accounts” has the meaning set forth in Section 5.5 of the Base Indenture.

“Collection Date” means the date upon which the Indenture is satisfied and discharged in accordance with its terms.

“Collections” means (a) all Franchisee Payments, (b) all Company-Owned Stores License Fees, (c) all Third-Party License Fees, (d) all Product Purchase Payments, (e) all Excluded Amounts, (f) all Co-Issuers Insurance Proceeds, (g) any Asset Dispositions Proceeds that are deposited into any Concentration Account or the Collection Account, (h) all Other Collections, (i) all Overseas Payments and (j) any Investment Income earned with respect to amounts on deposit in any Concentration Account.

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“Company Order” and “Company Request” mean a written order or request signed in the name of each of the Co-Issuers by any Authorized Officer of each such Co-Issuer and delivered to the Trustee, the Control Party or the Paying Agent.

“Company-Owned Store” means any Store owned and operated by DPL or any of its Affiliates (other than any Securitization Entity) pursuant to the Company-Owned Stores Master License Agreement.

“Company-Owned Stores Advertising Fees” means any fees payable by the owner of a Company-Owned Store pursuant to the Company-Owned Stores Master License Agreement to be used by any “franchisor” for advertising and marketing activities in accordance with the terms of the Company-Owned Stores Master License Agreement.

“Company-Owned Stores Master License Agreement” means the Company-Owned Stores Master License Agreement, dated as of April 16, 2007, by and between the IP Holder and DPL, as amended, supplemented or otherwise modified from time to time.

“Company-Owned Stores License Fees” means all license fees payable by the owner of a Company-Owned Store pursuant to the Company-Owned Stores Master License Agreement.

“Company-Owned Stores Requirements Agreement” means the Requirements and Profit Sharing Agreement, dated as of April 16, 2007, by and between the Domestic Distributor and DPL, as amended, supplemented or otherwise modified from time to time.

“Competitor” means any Person that is a direct or indirect franchisor, franchisee, owner or operator of a large regional or national quick-service restaurant concept (including a franchisee of a Store); provided, however, that (i) a Person shall not be a Competitor solely by virtue of its direct or indirect ownership of less than 5% of the Equity Interests in a Competitor, (ii) a Person shall not be a Competitor if such Person has policies and procedures that prohibit such Person from disclosing or making available any non-public information that such Person may receive as a Noteholder or prospective investor in the Notes, to individuals involved in the business of buying, selling, holding or analyzing the Equity Interests of a Competitor or in the business of being a franchisor, franchisee, owner or operator of a large regional or national quick-service restaurant concept and (iii) a franchisee shall only be a Competitor if it, or its Affiliates, directly or indirectly, owns, franchises or licenses, in the aggregate, ten or more individual locations of a particular concept.

“Concentration Accounts” means, collectively, the Domestic Distribution Concentration Account, the Canadian Distribution Concentration Account, the Domestic Royalties Concentration Account, the International Royalties Concentration Account, the Venezuelan Royalties Concentration Account and any Additional Concentration Account.

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“Concentration Accounts Control Agreements” means collectively the Domestic Distribution Concentration Account Control Agreement, the Canadian Distribution Concentration Account Control Agreement, the Domestic Royalties Concentration Account Control Agreement, the International Royalties Concentration Account Control Agreement and any Additional Concentration Account Control Agreement.

“Consolidated EBITDA” means, with respect to any Person for any period, the Consolidated Net Income of such Person and its Subsidiaries for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Net Interest Expense for such period, (ii) federal, state, local and foreign income taxes payable for such period, (iii) non-cash losses from the sale of fixed assets not in the ordinary course of business and other non-cash extraordinary or non-cash nonrecurring items, (iv) non-cash stock based compensation expense for such period, (v) impairment losses on assets incurred during such period and (vi) depreciation and amortization expense for such period, and minus (b) to the extent added in calculating such Consolidated Net Income, gains from the sale of fixed assets not in the ordinary course of business and other extraordinary or nonrecurring items.

“Consolidated Net Income” means, with respect to any Person for any period, the net income of such Person and its Subsidiaries (whether positive or negative), determined in accordance with GAAP, for that period.

“Consolidated Net Interest Expense” means, with respect to any Person for any period, total interest expense, whether paid or accrued (including the interest component of Capitalized Lease Obligations), of such Person and its Subsidiaries, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and net costs under interest rate contracts and foreign exchange contracts, and amortization of discount, but excluding interest expense not payable in cash (including interest accruing on deferred compensation obligations) other than amortization of discount, all as determined in conformity with GAAP.

“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person (a) with respect to any indebtedness, lease, declared but unpaid dividends, letter of credit or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof or (b) under any letter of credit issued for the account of that Person or for which that Person is otherwise liable for reimbursement thereof. Contingent Obligation shall include (x) the direct or indirect guarantee, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another and (y) any liability of such Person for the obligations of another

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through any agreement (contingent or otherwise) (i) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), (ii) to maintain the solvency of any balance sheet item, level of income or financial condition of another or (iii) to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, if in the case of any agreement described under subclause (i) or (ii) of this clause (y) the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported.

“Continuing Franchise Fees” means all royalty fees, transfer fees, renewal fees, license fees and any similar fees, late fees, interest on late fees, damages for breach, indemnities and insurance recoveries, due and to become due under or in connection with a Domestic Franchise Arrangement or an International Franchise Arrangement.

“Contractual Obligation” means, with respect to any Person, any provision of any security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

“Contributed Third-Party Supply Agreements” means each Existing Third-Party Supply Agreement contributed on the Initial Closing Date by Domino’s International to the SPV Guarantor listed on Schedule 4.1(i)(x)(1) to the Domino’s International Contribution Agreement.

“Contribution Agreements” means, collectively, the Pre-Securitization Contribution Agreements, the Domino’s International Contribution Agreement, the SPV Guarantor Contribution Agreement and the Domestic Distribution Assets Contribution Agreement.

“Control Party” means, at any time, (a) first, (i) if there is only one Series of Insured Senior Notes Outstanding at such time, the Lead Insurer with respect to such Series of Insured Senior Notes until there has been and is continuing an Insurer Default with respect to such Insurer or all Insurer Obligations owing to such Insurer have been paid in full and no Policy is in effect with respect to such Insurer or (ii) if there is more than one Series of Insured Senior Notes Outstanding at such time, the Majority Insurers until there has been and is continuing an Insurer Default with respect to each Insurer insuring each such Series of Insured Senior Notes or all Insurer Obligations owing to each such Insurer have been paid in full and no Policy is in effect with respect to each such Insurer, (b) second, if no Insurer is the Control Party at such time, the Trustee acting at the direction or with the consent of the Majority Senior Noteholders so long as there are any Senior Notes Outstanding and (c) third, if there are no Senior Notes Outstanding at such time, the Trustee acting at the direction or with the consent of the Noteholders holding in excess of 50% of the Outstanding Principal Amount of the most senior Class of Notes Outstanding (excluding any Notes held by any Co-Issuer or any Affiliate of any Co-Issuer), with such seniority determined sequentially in order of alphabetical designation.

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“Control Party Order” means a written order signed on behalf of the Control Party (if and for so long as an Insurer is the Control Party) by any Authorized Insurer Representative and delivered to the Trustee.

“Controlled Group” means, with respect to any Person, such Person, whether or not incorporated, and any corporation, trade, business, organization or other entity that is, along with such Person, treated as a single employer under Sections 414(b), (c), (m) or (o) of the Code or Section 4001(a)(14) of ERISA.

“Copyrights” means all United States and non-U.S. copyrights, copyrightable works and mask works, whether registered or unregistered, and pending applications to register the same.

“Corporate Trust Office” shall mean (i) for note transfer purposes and for purposes of presentment and surrender of the Notes for the final distributions thereon, 111 Wall Street, 15th Floor, New York, New York 10005, Attention: Window and (ii) for all other purposes, 388 Greenwich Street, 14th Floor, New York, New York 10013, Attention: Agency & Trust – Domino’s Pizza or at such other addresses as the Trustee may designate from time to time by notice to the Noteholders, the Insurers and the Co-Issuers.

“Credit Protection First Offer Procedure” means, in connection with any proposed issuance of additional Insured Senior Notes by the Co-Issuers for which a Person to underwrite such Insured Senior Notes has been identified with reasonable certainty, at a time when MBIA is rated “AAA” or its equivalent by Moody’s and S&P, (i) the extension by the Co-Issuers to MBIA of a written offer to provide credit protection for such Insured Senior Notes; which offer shall include the principal terms of the Insured Senior Notes to be guaranteed (including the principal amount, tenor, amortization schedule and required non-public rating of such notes at issuance) and the fees and premiums to be paid to MBIA and (ii) the written acceptance or rejection of such offer by MBIA; provided that MBIA shall have thirty (30) days to accept or reject such offer in writing (it being agreed that any acceptance shall be in the form of an executed commitment letter, which may contain reasonable and customary conditions for financial guarantees of this type); provided further that, upon the failure of MBIA to accept such offer in accordance with the preceding proviso, the Co-Issuers shall have the opportunity to make an offer to provide credit protection for such proposed issuance of additional Insured Senior Notes to an alternative monoline financial guaranty insurance company that is rated “AAA” or its equivalent by Moody’s and S&P or any successor related thereto (a “Monoline”) only if, and the Co-Issuers may not accept any offers to provide such credit protection from any alternative Monoline unless, such offer provides for better terms than the terms of credit protection so offered to and not so accepted by MBIA.

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“Daily Advertising Fee Amount” means, with respect to any day during any Weekly Collection Period, (a) on each day of such Weekly Collection Period (except for the day specified in clause (b) below), an amount equal to the lesser of (i) the Estimated Daily Advertising Fee Amount for such day and (ii) the actual amount of Collections on deposit in the Royalties Concentration Accounts on such day and (b) on the first Business Day of such Weekly Collection Period, an amount equal to the lesser of (i) the sum of (A) the Estimated Daily Advertising Fee Amount for such day and (B) the Weekly Advertising Fee Adjustment Amount, if any, with respect to the immediately preceding Weekly Collection Period and (ii) the actual amount of Collections on deposit in the Royalties Concentration Accounts on such day; provided that to the extent that (1) the amount in clause (a)(ii) above is less than the amount in clause (a)(i) above or (2) the amount in clause (b)(ii) above is less than the amount in clause (b)(i) above for any day, the amount of any such difference (the “Daily Advertising Fee Deficiency Amount”) (or the portion thereof that has not been previously paid to the DNAF Account) shall be added to the Daily Advertising Fee Amount for each succeeding day until such Daily Advertising Fee Deficiency Amount has been paid to the DNAF Account.

“Daily Advertising Fee Deficiency Amount” has the meaning set forth in the definition of “Daily Advertising Fee Amount.”

“Debt Service” means, with respect to any Quarterly Payment Date, the aggregate amount of accrued interest, commitment fees, letter of credit fees and insurer premiums due and payable on each Series of Senior Notes Outstanding (but not with respect to any Subordinated Notes Outstanding) on such Quarterly Payment Date (other than any interest or fees included in the definitions of “Senior Notes Monthly Contingent Additional Interest,” “Class A-1 Senior Notes Monthly Uninsured Interest,” “Class A-1 Senior Notes Administrative Expenses” or “Class A-1 Senior Notes Other Amounts”) For the purposes of calculating any Debt Service Coverage Ratio in respect of the first Quarterly Payment Date, Debt Service will be deemed to be the product of (i) the amount calculated in accordance with the previous sentence and (ii) a fraction the numerator of which is 90 and the denominator of which is the number of days elapsed between the Initial Closing Date and the first Quarterly Payment Date.

“Debt Service Coverage Ratios” means, collectively, the Quarterly DSCR, and the One-Year DSCR.

“Default” means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

“Default Rate” has the meaning set forth in the applicable Series Supplement.

“Definitive Notes” has the meaning set forth in Section 2.12(a) of the Base Indenture.

“Depository” has the meaning set forth in Section 2.12(a) of the Base Indenture.

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“Depository Agreement” means, with respect to a Series or Class of a Series of Notes having Book-Entry Notes, the agreement among the Co-Issuers, the Trustee and the Clearing Agency governing the deposit of such Notes with the Clearing Agency, or as otherwise provided in the applicable Series Supplement.

“Distribution Agreements” means, collectively, all Product Purchase Agreements, all Third-Party Supply Agreements and all Requirements Agreements (together with any Franchisee Promissory Notes issued in respect of the purchase or sale of Products).

“Distribution Assets” means any asset used by any Distributor in connection with its distribution business including, without limitation, any Distribution Agreements.

“Distribution Concentration Accounts” means, collectively, the Domestic Distribution Concentration Account, the Canadian Distribution Concentration Account and any Additional Distribution Concentration Account.

“Distribution Operating Expenses” means, with respect to any Weekly Collection Period, any Weekly Distribution Costs Amounts actually paid during such Weekly Collection Period.

“Distribution Services” has the meaning set forth in the Master Servicing Agreement.

“Distributor Costs of Goods Sold” means, with respect to any Weekly Collection Period, any costs of goods sold actually paid by any Distributor during such Weekly Collection Period.

“Distributor Franchisee Rebates” means, with respect to any Weekly Collection Period, any rebates actually paid by any Distributor to a Domestic Franchisee, an International Franchisee or an owner of a Company-Owned Store during such Weekly Collection Period pursuant to a Requirements Agreement or the Company-Owned Stores Requirements Agreement, as the case may be.

“Distributors” means, collectively, the Domestic Distributor, the Canadian Distributor and any Additional Distributor.

“Distributors Charter Documents” means, collectively, the Domestic Distributor Charter Documents, the Canadian Distributor Charter Documents and any Additional Distributor Charter Documents.

“Distributors Operating Agreements” means, collectively, the Domestic Distributor Operating Agreement, the Canadian Distributor Articles of Association and any Additional Distributor Operating Agreements.

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“Distributor Profit” means, with respect to any Monthly Distributor Profit Period, all Consolidated EBITDA of any Distributor for such Monthly Distributor Profit Period.

“DNAF” means Domino’s National Advertising Fund Inc., a Michigan not-for-profit corporation, and its successors and assigns.

“DNAF Account” means account no. 328583 entitled “Marketing Concentration Account” maintained at JPMorgan Chase in the name of DNAF for the benefit of the Domestic Franchisees and the owners of Company-Owned Stores into which the Master Servicer causes Advertising Fees and Company-Owned Stores Advertising Fees to be deposited or any successor account established by the Master Servicer at a Qualified Institution for such purpose pursuant to the Master Servicing Agreement.

“DNAF By-Laws” means the by-laws of DNAF, as amended, supplemented or otherwise modified from time to time.

“DNAF Certificate of Incorporation” means the articles of incorporation of DNAF, filed with the Secretary of State of Michigan on December 21, 2001, as amended, supplemented or otherwise modified from time to time.

“DNAF Charter Documents” means the DNAF Certificate of Incorporation and the DNAF By-Laws.

“DNAF IP License Agreement” means the DNAF IP License Agreement, dated as of April 16, 2007, by and among DNAF and PMC Inc. and subsequently assumed from PMC LLC by the IP Holder pursuant to the IP Assets Contribution Agreement, as amended, supplemented or otherwise modified from time to time.

“DNAF Servicer Termination Event” shall have the meaning set forth in the DNAF Servicing Agreement.

“DNAF Servicing Agreement” means the DNAF Servicing Agreement, dated as of April 16, 2007, by and among the IP Holder, the Master Issuer, DPL, the Domestic Franchisor and DNAF, as amended, supplemented or otherwise modified from time to time.

“Dollar” and the symbol “$” mean the lawful currency of the United States.

“Domestic Continuing Franchise Fees” means any Continuing Franchise Fees paid to any “franchisor” by a Domestic Franchisee.

“Domestic Distribution Assets Contribution Agreement” means the Domestic Distribution Assets Contribution Agreement, dated as of April 16, 2007, by and between the Master Issuer and the Domestic Distributor, as amended, supplemented or otherwise modified from time to time.

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“Domestic Distribution Concentration Account” means the account maintained in the name of the Master Issuer or the Domestic Distributor and pledged to the Trustee into which the Master Servicer causes Product Purchase Payments and other Collections due to any Distributor to be deposited or any successor account established for the Master Issuer or the Domestic Distributor by the Master Servicer for such purpose pursuant to the Base Indenture and the Master Servicing Agreement, including any money market accounts related thereto into which funds are transferred for investment purposes pursuant to Section 5.1(b) of the Base Indenture.

“Domestic Distribution Concentration Account Control Agreement” means the Account Control Agreement governing the Domestic Distribution Concentration Account entered into by and among the Master Issuer and/or the Domestic Distributor, the Master Servicer, the Trustee and the bank or other financial institution then holding the Domestic Distribution Concentration Account.

“Domestic Distributor” means Domino’s Pizza Distribution LLC, a Delaware limited liability company, and its successors and assigns.

“Domestic Distributor Certificate of Formation” means the certificate of formation of the Domestic Distributor, dated as of March 2, 2007, as amended, supplemented or otherwise modified from time to time.

“Domestic Distributor Charter Documents” means the Domestic Distributor Certificate of Formation and the Domestic Distributor Operating Agreement.

“Domestic Distributor IP License Agreement” means the Domestic Distributor IP License Agreement, dated as of April 16, 2007, by and between the Domestic Distributor and the IP Holder, as amended, supplemented or otherwise modified from time to time.

“Domestic Distributor Operating Agreement” means the Amended and Restated Limited Liability Company Agreement of the Domestic Distributor, dated as of April 16, 2007, as further amended, supplemented or otherwise modified from time to time.

“Domestic Franchise Arrangements” means, depending on the context in which it is used, the Existing Domestic Franchise Arrangements and the New Domestic Franchise Arrangements or the rights and obligations of the applicable franchisor under each such agreement.

“Domestic Franchisee” means any Franchisee who is a party to a Domestic Franchise Arrangement.

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“Domestic Franchisor” means Domino’s Pizza Franchising LLC, a Delaware limited liability company, and its successors and assigns.

“Domestic Franchisor Certificate of Formation” means the certificate of formation of the Domestic Franchisor, dated as of March 2, 2007, as amended by the Certificate of Amendment to Certificate of Formation, dated as of March 13, 2007, as amended, supplemented or otherwise modified from time to time.

“Domestic Franchisor Charter Documents” means the Domestic Franchisor Certificate of Formation and the Domestic Franchisor Operating Agreement.

“Domestic Franchisor IP License Agreement” means the Domestic Franchisor IP License Agreement, dated as of April 16, 2007, by and between the Domestic Franchisor and the IP Holder, as amended, supplemented or otherwise modified from time to time.

“Domestic Franchisor Operating Agreement” means the Amended and Restated Limited Liability Company Agreement of the Domestic Franchisor, dated as of April 16, 2007, as further amended, supplemented or otherwise modified from time to time.

“Domestic Royalties Concentration Account” means the account maintained in the name of the Master Issuer and pledged to the Trustee into which the Master Servicer causes Collections to be deposited or any successor account established for the Master Issuer by the Master Servicer for such purpose pursuant to the Base Indenture and the Master Servicing Agreement, including any money market accounts related thereto into which funds are transferred for investment purposes pursuant to Section 5.1(b) of the Base Indenture.

“Domestic Royalties Concentration Account Control Agreement” means the Account Control Agreement governing the Domestic Royalties Concentration Account entered into by and among the Master Issuer, the Master Servicer, the Trustee and the bank or other financial institution then holding the Domestic Royalties Concentration Account.

“Domestic Territory” means the United States.

“Domino’s Brand” means the worldwide brand symbolized by the name and mark Domino’s® and any other Trademarks related thereto or derivative thereof.

“Domino’s Entity” means Holdco and each of its direct and indirect Subsidiaries, now existing or hereafter created, including, without limitation, Intermediate Holdco, DPL, DNAF, Domino’s International, the Canadian Holdco, the Canadian Manufacturer, PMC LLC, the Veggie Processor, the Overseas IP Holder, the Overseas GP, the Overseas LP, the Overseas Franchisor and the Securitization Entities.

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“Domino’s International” means Domino’s Pizza International LLC, a Delaware limited liability company, as successor by merger to DPI, and its successors and assigns.

“Domino’s International Certificate of Formation” means the certificate of formation of Domino’s International, dated as of March 5, 2007, as amended, supplemented or otherwise modified from time to time.

“Domino’s International Charter Documents” means the Domino’s International Certificate of Formation and the Domino’s International Operating Agreement.

“Domino’s International Contribution Agreement” means the Domino’s International Contribution and Sale Agreement, dated as of April 16, 2007, by and among Domino’s International, DPL, the SPV Guarantor, the IP Holder and the International Franchisor, as amended, supplemented or otherwise modified from time to time.

“Domino’s International Operating Agreement” means the Limited Liability Company Agreement of Domino’s International, dated as of March 5, 2007, as further amended, supplemented or otherwise modified from time to time.

“Domino’s IP” means, collectively, the Securitization IP, the Overseas IP and the After-Acquired Overseas IP.

“Domino’s System” means the system of Domino’s Brand Stores.

“DPI” means Domino’s Pizza International, Inc., a Delaware corporation.

“DPI By-Laws” means the by-laws of DPI, as amended, supplemented or otherwise modified from time to time.

“DPI Certificate of Incorporation” means the certificate of incorporation of DPI, filed with the Secretary of State of Delaware on September 2, 1982, as amended, supplemented or otherwise modified from time to time.

“DPI Charter Documents” means the DPI Certificate of Incorporation and the DPI By-Laws.

“DPL” means Domino’s Pizza LLC, a Michigan limited liability company, and its successors and assigns.

“DPL Certificate of Formation” means the certificate of formation of DPL, dated as of October 27, 1999, as amended, supplemented or otherwise modified from time to time.

“DPL Charter Documents” means the DPL Certificate of Formation and the DPL Operating Agreement.

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“DPL Contribution Agreement” means the DPL Contribution and Sale Agreement, dated as of April 16, 2007, by and between DPL and Domino’s International, as amended, supplemented or otherwise modified from time to time.

“DPL IP License Agreement” means the DPL IP License Agreement, dated as of April 16, 2007, by and among DPL, Holdco, Intermediate Holdco and PMC Inc. and subsequently assumed from PMC LLC by the IP Holder pursuant to the IP Assets Contribution Agreement, as amended, supplemented or otherwise modified from time to time.

“DPL Operating Agreement” means the Amended and Restated Limited Liability Company Agreement of DPL, dated as of October 27, 1999, as amended, supplemented or otherwise modified from time to time.

“Eligible Account” means (a) a segregated identifiable trust account established in the trust department of a Qualified Trust Institution or (b) a separately identifiable deposit or securities account established at a Qualified Institution.

“Enhancement” means, with respect to any Series of Notes, the rights and benefits provided to the Noteholders of such Series of Notes pursuant to any letter of credit, surety bond, cash collateral account, spread account, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate swap or any other similar arrangement entered into by the Co-Issuers in connection with the issuance of such Series of Notes as provided for in the applicable Series Supplement in accordance with the terms of the Base Indenture; provided, however, that no Policy shall be deemed to be an Enhancement.

“Enhancement Agreement” means any contract, agreement, instrument or document governing the terms of any Enhancement or pursuant to which any Enhancement is issued or outstanding.

“Enhancement Provider” means the Person providing any Enhancement as designated in the applicable Series Supplement.

“Environmental Law” means any and all laws, rules, orders, regulations, statutes, ordinances, guidelines, codes, decrees, agreements or other legally enforceable requirements (including, without limitation, common law) of any international authority, foreign government, the United States, or any state, local, municipal or other governmental authority, regulating, relating to or imposing liability or standards of conduct concerning protection of the environment or of human health, or employee health and safety, as has been, is now, or may at any time hereafter be, in effect.

“Equity Interests” means (a) any ownership, management or membership interests in any limited liability company or unlimited company, (b) any general or limited partnership interest in any partnership, (c) any common, preferred or other stock interest in any corporation, (d) any share, participation, unit or other interest in the property or enterprise of an issuer that evidences ownership rights therein, (e) any ownership or beneficial interest in any trust or (f) any option, warrant or other right to convert into or otherwise receive any of the foregoing.

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“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

“Estimated Daily Advertising Fee Amount” means, with respect to any day during any Weekly Collection Period, the amount of Advertising Fees to be collected on each such day during such Weekly Collection Period, as estimated by the Master Servicer and set forth in each applicable Weekly Servicer’s Certificate.

“Estimated Weekly Distributor Profit Amount” means, with respect to any Weekly Collection Period, the aggregate amount of Distributor Profit payable during such Weekly Collection Period, as estimated by the Master Servicer and set forth in each applicable Weekly Servicer’s Certificate.

“Euroclear” means Euroclear Bank, S.A./N.V., or any successor thereto, as operator of the Euroclear System.

“Event of Bankruptcy” shall be deemed to have occurred with respect to a Person if:

(a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or any substantial part of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of sixty (60) consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

(b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors; or

(c) the board of directors or board of managers (or similar body) of such Person shall vote to implement any of the actions set forth in clause (b) above.

“Event of Default” means any of the events set forth in Section 9.2 of the Base Indenture.

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“Excess Class A-1 Senior Notes Administrative Expenses Amount” means, for each Weekly Allocation Date, an amount equal to the amount by which (a) the Class A-1 Senior Notes Administrative Expenses that have become due and payable prior to such Weekly Allocation Date and have not been previously paid exceed (b) the Capped Class A-1 Senior Notes Administrative Expenses Amount for such Weekly Allocation Date.

“Excess Securitization Operating Expenses Amount” means, for each Weekly Allocation Date, an amount equal to the amount by which (a) the Securitization Operating Expenses that have become due and payable prior to such Weekly Allocation Date and have not been previously paid exceed (b) the Capped Securitization Operating Expense Amount for such Weekly Allocation Date.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Amounts” means, collectively, any Advertising Fees, any Company-Owned Stores Advertising Fees, any Distributor Costs of Goods Sold, any Distribution Operating Expenses, any Distributor Franchisee Rebates, Third-Party Matching Expenses and any other amounts deposited into any Concentration Account that are not required to be deposited into the Collection Account pursuant to Section 5.8 of the Base Indenture.

“Excluded Countries” means, collectively, any country or territory other than the Domestic Territory or an Included Country.

“Existing Canadian Requirements Agreements” means any requirements and profit sharing agreement (including any open purchase orders) entered into by a Franchisee or any other Person, and which is listed on Schedule 4.1(i)(i)(1) to the Canadian Distribution Assets Sale Agreement pursuant to which such Franchisee or such other Person purchases Products from, prior to the Initial Closing Date, any Domino’s Entity and, after the Initial Closing Date, any Distributor; provided, however, that no Existing Requirements Agreement shall be deemed to be an Existing Canadian Requirements Agreement.

“Existing Canadian Third-Party Supply Agreements” means any supply agreement (including any open purchase orders) between any Domino’s Entity and any third party that is not a Domino’s Entity, and which is listed on Schedule 4.1(i)(i)(2) to the Canadian Distribution Assets Sale Agreement pursuant to which such third party supplies Products for sale to Franchisees, owners of Company-Owned Stores and other Persons; provided, however, that no Existing Third-Party Supply Agreement shall be deemed to be an Existing Canadian Third-Party Supply Agreement.

“Existing Domestic Distribution Agreements” means, collectively, the Existing Third-Party Supply Agreements, the Existing Requirements Agreements and the Company-Owned Stores Requirements Agreement.

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“Existing Domestic Franchise Arrangements” means, depending on the context in which it is used, each franchise agreement, development agreement, license agreement, area agreement or similar agreement (together with any Franchisee Promissory Note in respect of any such agreement) pursuant to which a Franchisee operates a Store in the Domestic Territory or is given the right to sub-franchise or develop and operate one or more Stores of the Domino’s Brand in a specific geographic area within the Domestic Territory, and which is listed on Schedule 4.1(i)(i)(1) to the Domino’s International Contribution Agreement or the rights and obligations of the Master Issuer under each such agreement.

“Existing Franchise Arrangements” means, collectively, the Existing Domestic Franchise Arrangements and the Existing International Franchise Arrangements.

“Existing International Franchise Agreement” means, depending on the context in which it is used, each franchise agreement, development agreement, license agreement, area agreement or similar agreement and any related know-how transfer, technical assistance and management agreements pursuant to which a Franchisee operates a Store in any Included Country, and which is listed on Schedule 4.1(i)(i)(2) of the Domino’s International Contribution Agreement or the rights and obligations of the International Franchisor under each such agreement.

“Existing International Franchise Arrangements” means, depending on the context in which it is used, the Existing International Franchise Agreements and the Existing International Master Franchise Agreements or the rights and obligations of the International Franchisor under each such agreement.

“Existing International Master Franchise Agreement” means, depending on the context in which it is used, each master franchise agreement or area development agreement and any related know-how transfer, technical assistance and management agreements pursuant to which a Franchisee is given the right to sub-franchise or develop and operate one or more Stores of the Domino’s Brand in a specific geographic area within any Included Country, and which is listed on Schedules 4.1(i)(i)(2) of the Domino’s International Contribution Agreement or the rights and obligations of the International Franchisor under each such agreement.

“Existing Overseas Franchise Agreement” means, depending on the context in which it is used, each franchise agreement, development agreement, license agreement, area agreement or similar agreement pursuant to which a Franchisee operates a Store in any Excluded Country, and which is listed on Schedule 1.1 of the Overseas IP Holder Asset Sale and IP License Agreement or the rights and obligations of the Overseas Franchisor under each such agreement.

“Existing Overseas Franchise Arrangements” means, depending on the context in which it is used, the Existing Overseas Franchise Agreements and the Existing Overseas Master Franchise Agreements or the rights and obligations of the Overseas Franchisor under each such agreement.

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“Existing Overseas Master Franchise Agreement” means, depending on the context in which it is used, each master franchise agreement, development agreement, license agreement, area agreement or similar agreement pursuant to which a Franchisee is given the right to sub-franchise or develop and operate one or more Stores in a specific geographic area within any Excluded Country, and which is listed on Schedule 1.1 of the Overseas IP Holder Asset Sale and IP License Agreement or the rights and obligations of the Overseas Franchisor under each such master franchise agreement, development agreement, license agreement, area agreement or similar agreement.

“Existing Requirements Agreements” means any requirements and profit sharing agreement (including any open purchase orders) entered into by a Franchisee, an owner of a Company-Owned Store or any other Person, and which is listed on Schedule 4.1(i)(xi)(1) to the Domino’s International Contribution Agreement pursuant to which such Franchisee, owner of a Company-Owned Store or such other Person purchases Products from, prior to the Initial Closing Date, any Domino’s Entity, and, after the Initial Closing Date, any Distributor; provided, however, that no Existing Canadian Requirements Agreement shall be deemed to be an Existing Requirements Agreement.

“Existing Third-Party License Agreements” means any agreement entered into by and between any Domino’s Entity and any third party that is not a Domino’s Entity, and which is listed on the applicable schedule to the applicable Contribution Agreement pursuant to which such third party (a) is licensed to use any Domino’s IP or (b) licenses any third-party Intellectual Property to a Domino’s Entity.

“Existing Third-Party Supply Agreements” means any supply agreement (including any open purchase orders) between any Domino’s Entity and any third party that is not a Domino’s Entity, and which is listed on Schedule 4.1(i)(x)(1) to the Domino’s International Contribution Agreement pursuant to which such third party supplies Products for sale to Franchisees, owners of Company-Owned Stores and other Persons; provided, however, that no Existing Canadian Third-Party Supply Agreement shall be deemed to be an Existing Third-Party Supply Agreement.

“Extension Period” means, with respect to any Series or any Class of any Series of Notes, the period from the Series Anticipated Repayment Date (or any previously extended Series Adjusted Repayment Date) with respect to such Series or Class to the Series Adjusted Repayment Date with respect to such Series or Class as extended in connection with the provisions of the applicable Series Supplement.

“FDIC” means the Federal Deposit Insurance Corporation.

“Fee Letter” means each Insurer Fee Letter and each VFN Fee Letter.

“Final Series Adjusted Repayment Date” means the Series Adjusted Repayment Date with respect the last Series of Notes Outstanding.

“Final Series Legal Final Maturity Date” means the Series Legal Final Maturity Date with respect the last Series of Notes Outstanding.

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“Financial Assets” shall have the meaning set forth in Section 5.6(b) of the Base Indenture.

“Former Transferors” means, collectively, Holdco, Intermediate Holdco, DPL, Domino’s International, PMC LLC and the Canadian Manufacturer.

“Franchise Arrangements” means, collectively, all Domestic Franchise Arrangements and all International Franchise Arrangements.

“Franchisee” means a Person identified as “franchisee”, “developer”, “licensee” or “master franchisee” or any similar term identifying a party that is licensing rights in or to the Domino’s Brand or a Future Brand under a franchise agreement, area development agreement, license agreement, master franchise agreement or any similar agreement or arrangement with a “franchisor.” For the avoidance of doubt, any Domino’s Entity that owns and operates a Company-Owned Store pursuant to the Company-Owned Stores Master License Agreement shall not be deemed to be a Franchisee.

“Franchisee Insurance Policy” means any insurance policy or policies maintained by a Domestic Franchisee or an International Franchisee, in accordance with the requirements of its Domestic Franchise Arrangement or International Franchise Arrangement, as the case may be.

“Franchisee Insurance Proceeds” means any amounts actually received by any Securitization Entity upon settlement of a claim filed under a Franchisee Insurance Policy.

“Franchisee Payments” means, collectively, all amounts paid by or on behalf of Domestic Franchisees and International Franchisees under or in connection with the Domestic Franchise Arrangements and the International Franchise Arrangements that are Continuing Franchise Fees, Initial Franchise Fees, Other Franchise Fees, PULSE Maintenance Fees, PULSE License Fees or Franchisee Insurance Proceeds and any other amounts payable in respect of such Franchise Arrangements by or on behalf of any such Franchisee that are not Excluded Amounts.

“Franchisee Promissory Notes” means, collectively, all promissory notes, chattel paper or other instruments issued by a Domestic Franchisee or an International Franchisee to any Securitization Entity evidencing amounts owing in connection with any Domestic Franchise Arrangement, any International Franchise Arrangement or any Asset Disposition, as the case may be.

“Franchisors” means, collectively, the Domestic Franchisor, the International Franchisor and any Additional Franchisor.

“Franchisors Charter Documents” means, collectively, the Domestic Franchisor Charter Documents, the International Franchisor Charter Documents and any Additional Franchisor Charter Documents.

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“Franchisors Operating Agreements” means, collectively, the Domestic Franchisor Operating Agreement, the International Franchisor Certificate of Incorporation and any Additional Franchisor Operating Agreements.

“Free Cash Flow” means, with respect to any Securitization Entity as of any date of determination, all available cash on hand of such Securitization Entity as of such date minus (a) if applicable, any amount necessary or desirable for such Securitization Entity to seek to obtain and/or maintain franchise licenses and franchise registration exemptions and (b) any amount that the board of directors or board of managers, as the case may be, of such Securitization Entity reasonably determines is necessary or desirable for such Securitization Entity to operate its business or meet its obligations.

“Future Brand” means any brand other than the Domino’s Brand under which any Domino’s Entity sells or offers for sale any goods or services, or otherwise conducts business anywhere in the Domestic Territory or the Included Countries.

“Future Brand IP” means all Intellectual Property rights of any kind used in connection with any Future Brand, including, without limitation, the right to bring an action at law or in equity for any infringement, dilution, or violation of, and to collect all damages, settlement and proceeds relating to, any of the foregoing.

“GAAP” means the generally accepted accounting principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors and successors from time to time.

“Global G&C Agreement” means the Guarantee & Collateral Agreement, dated as of April 16, 2007, by and among the Guarantors and the Trustee, as amended, supplemented or otherwise modified from time to time.

“Governmental Authority” means the government of the United States of America or any other nation or any political subdivision of the foregoing, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Gross Royalty Stream” means on any date, with respect to any country, the gross amount of Continuing Franchise Fees or Company-Owned Stores License Fees from a Franchisee or an owner of a Company-Owned Store collected in respect of any Stores in such country during the preceding four Quarterly Collection Periods.

“Guarantors” means, collectively, the SPV Guarantor and the Subsidiary Guarantors.

“Historical Consolidated EBITDA” means, as of the date of determination, the Consolidated EBITDA of Holdco for the four (4) fiscal quarterly periods most recently ended prior to such date for which financial statements have been prepared and delivered to the Trustee and the Control Party in accordance with the requirements set forth in Section 4.1(g) of the Base Indenture.

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“Holdco” means Domino’s Pizza, Inc., a Delaware corporation, and its successors and assigns.

“Holdco By-Laws” means the by-laws of Holdco, as amended, supplemented or otherwise modified from time to time.

“Holdco Certificate of Incorporation” means the certificate of incorporation of Holdco, filed with the Secretary of State of Delaware on July 13, 2002, as amended, supplemented or otherwise modified from time to time.

“Holdco Charter Documents” means the Holdco Certificate of Incorporation and the Holdco By-Laws.

“Holdco Incurrence Test” has the meaning set forth in each applicable Series Supplement.

“Holding Companies Contribution Agreement” means the Holding Companies Contribution and Sale Agreement, dated as of April 16, 2007, by and among DPL, Holdco and Intermediate Holdco, as amended, supplemented or otherwise modified from time to time.

“Included Countries” means the following countries: United Kingdom, Ireland, Guam, Australia, New Zealand, Mexico, Canada, South Korea, Japan, Venezuela, Brazil, Aruba, Bahamas, Cayman Islands, Curacao, Dominican Republic, Haiti, Jamaica, St. Lucia, St. Maarten, Trinidad, St. Kitts, Puerto Rico, the U.S. Virgin Islands, Guatemala, Chile, Colombia, Costa Rica, Ecuador, Honduras, Nicaragua, Panama, Peru and any other country in Central America or South America in which a Store is opened after the Initial Closing Date and any country designated as an “Included Country” by the Master Servicer.

“Indebtedness”, as applied to any Person, means, without duplication, (a) all indebtedness for borrowed money in any form, including derivatives, (b) that portion of obligations with respect to any lease of any property (whether real, personal or mixed) that is properly classified as a liability on a balance sheet in conformity with GAAP, including all Capitalized Lease Obligations incurred by such Person, (c) notes payable, (d) any obligation owed for all or any part of the deferred purchase price for property or services, which purchase price is (i) due more than six months from the date of the incurrence of the obligation in respect thereof or (ii) evidenced by a note or similar written instrument (other than an earn-out obligation until such obligation becomes a liability on the balance sheet of such Person under GAAP), (e) all indebtedness secured by any Lien on any property or asset owned by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person and (f) all Contingent Obligations of such Person in respect of any of the foregoing. Notwithstanding the foregoing, Indebtedness shall not include any liability for federal, state, local or other Taxes owed or owing to any governmental entity.

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“Indemnification Payments” means amounts paid by Domino’s International, the Canadian Manufacturer, DPL or PMC LLC pursuant to Section 7.1 of the Domino’s International Contribution Agreement, the Canadian Distribution Assets Sale Agreement, the DPL Contribution Agreement or the IP Assets Contribution Agreement, as applicable, as a result of a breach of any representation or warranty made by Domino’s International or DPL pursuant to Section 4.1(i) of the Domino’s International Contribution Agreement, by the Canadian Manufacturer or DPL pursuant to Section 4.1(i) of the Canadian Distribution Assets Sale Agreement, by DPL pursuant to Section 4.1(i) of the DPL Contribution Agreement or by PMC LLC or DPL pursuant to Section 4.1(i) of the IP Assets Contribution Agreement, including any amounts ultimately received by Domino’s International from any Former Transferor pursuant to Section 7.1 of any Pre-Securitization Contribution Agreement as a result of a breach of any representation or warranty made by such Former Transferor pursuant to Section 4.1(i) or similar provision of any Pre-Securitization Contribution Agreement.

“Indenture” means the Base Indenture, together with all Series Supplements, as amended, supplemented or otherwise modified from time to time by Supplements thereto in accordance with its terms.

“Indenture Collateral” has the meaning set forth in Section 3.1 of the Base Indenture.

“Indenture Documents” means, collectively, this Indenture, the Notes, the Global G&C Agreement, the Account Control Agreements, any Variable Funding Note Purchase Agreement and any other agreements relating to the issuance or the purchase of the Notes or the pledge of Collateral under any of the foregoing.

“Independent Accountant Fees” means all fees payable to the Independent Accountants by the Securitization Entities.

“Independent Accountants” means the firm of independent accountants appointed pursuant to the Master Servicing Agreement or any successor independent accountant.

“Independent Manager” means, with respect to any Securitization Entity, the independent director or manager appointed to the board of directors or board of managers, as the case may be, pursuant to the terms of the Charter Documents of such Securitization Entity.

“Inflation Adjustment Amount” has the meaning set forth in the definition of “Weekly Master Servicing Amount.”

“Initial Closing Date” means April 16, 2007.

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“Initial Franchise Fees” means all initial franchise fees due and to become due under or in connection with any Domestic Franchise Arrangement or any International Franchise Arrangement.

“Initial Principal Amount” means, with respect to any Series or Class (or Subclass) of Notes, the aggregate initial principal amount of such Series or Class (or Subclass) of Notes specified in the applicable Series Supplement.

“Initial Pro Forma Quarterly DSCR” means 3.0.

“Initial Senior Notes” means the Senior Notes issued on the Initial Closing Date.

“Initial Series of Notes” means the Series of Notes (and each Class thereof) issued on the Initial Closing Date.

“Insurance Agreement” means any insurance agreement pursuant to which an Insurer issues a Policy to insure or financially guarantee the payment of principal of or interest on any Class or Series of Notes, as specified in the applicable Series Supplement.

“Insured Noteholders” means any Holder of Insured Senior Notes.

“Insured Senior Notes” means any Class or Series of Senior Notes the payment of interest on, or principal of, which is insured or guaranteed by an Insurer in whole or in part.

“Insured Senior Notes Debt Provisions” means, with respect to the issuance of any Series of Insured Senior Notes, the terms of such Insured Senior Notes shall include the following provision: the Note Rate with respect to such Series of Insured Senior Notes shall be a “fixed rate” or the Co-Issuers have entered into an Interest Rate Hedge with respect to such Series of Insured Senior Notes on terms and with an Interest Rate Hedge Provider reasonably acceptable to the Lead Insurer with respect to the Initial Series of Notes.

“Insurer” means, for so long as any Insured Senior Notes are Outstanding or any amounts remain due under any Insurance Agreement, (a) with respect to the Initial Series of Notes, MBIA and Ambac and (b) with respect to any other Class or Series of Insured Senior Notes, the applicable Monoline(s) that insure(s) or guarantee(s) the payment of interest on, and principal of, such Class or Series pursuant to a surety bond, financial guaranty insurance policy or other similar contract.

“Insurer Default” has the meaning set forth in each applicable Series Supplement.

“Insurer Expenses” means, for any Quarterly Collection Period, the aggregate amount of expenses owing to each Insurer pursuant to the terms of each applicable Insurance Agreement, including, without limitation, any Insurer Reimbursable

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Annual Surveillance Expenses or any Insurer Reimbursable Rapid Amortization Surveillance Expenses but excluding any Insurer Premiums and any Insurer Reimbursements, with respect to such Quarterly Collection Period.

“Insurer Expenses Amount” means for each Weekly Allocation Date an amount equal to the aggregate amount of Insurer Expenses due but unpaid as of such Weekly Allocation Date.

“Insurer Fee Letter” has the meaning set forth in each applicable Insurance Agreement.

“Insurer Obligations” has the meaning set forth in each applicable Insurance Agreement.

“Insurer Premiums” means, for any Interest Period, with respect to any Class of Insured Senior Notes Outstanding, the aggregate amount of insurer premiums due and payable, with respect to such Interest Period, on such Class of Insured Senior Notes that is identified as “Insurer Premiums” in the applicable Series Supplement; provided that if, on any Weekly Allocation Date or other date of determination, the actual amount of any such premiums, or any portion thereof, cannot be ascertained, an estimate of such premiums shall be used to calculate the Insurer Premiums for such Weekly Allocation Date, or other date of determination in accordance with the terms and provisions of the applicable Series Supplement.

“Insurer Premiums Account” shall have the meaning set forth in Section 5.5 of the Base Indenture.

“Insurer Reimbursable Annual Surveillance Expenses” has the meaning set forth in Section 8.6 of the Base Indenture.

“Insurer Reimbursable Rapid Amortization Surveillance Expenses” has the meaning set forth in Section 8.6 of the Base Indenture.

“Insurer Reimbursements” means, for any Quarterly Collection Period, the aggregate amount of Reimbursements owing to any Insurer pursuant to the terms of each applicable Insurance Agreement with respect to such Quarterly Collection Period.

“Insurer Reimbursements Amount” means for each Weekly Allocation Date an amount equal to the aggregate amount of Insurer Reimbursements due but unpaid as of such Weekly Allocation Date.

“Intellectual Property” means Trademarks, Copyrights, Know-How, Patents and all other intellectual property rights, and registrations and applications for registration of any of the foregoing.

“Interest Period” means (a) solely with respect to any Class A-1 Senior Notes of any Series of Notes, a period commencing on and including the day that is two

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(2) Business Days prior to an Accounting Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Accounting Date and (b) with respect to any other Class of Notes of any Series of Notes, a period commencing on and including a Quarterly Payment Date and ending on but excluding the next succeeding Quarterly Payment Date; provided, however, that the initial Interest Period for any Series shall commence on and include the Series Closing Date and end on the date specified in the applicable Series Supplement; provided further that the Interest Period, with respect to each Series of Notes Outstanding, immediately preceding the Quarterly Payment Date on which the last payment on the Notes of such Series is to be made shall end on such Quarterly Payment Date.

“Interest Rate Hedge” means, with respect to any Series of Notes, any interest rate cap or swaps entered into by the Co-Issuers in connection with the issuance of such Series of Notes as provided for in the applicable Series Supplement in accordance with the terms of the Base Indenture.

“Interest Rate Hedge Agreement” means any contract, agreement, instrument or document governing the terms of any Interest Rate Hedge.

“Interest Rate Hedge Provider” means the Person providing any Interest Rate Hedge as designated in the applicable Series Supplement.

“Intermediate Holdco” means Domino’s Inc., a Delaware corporation, and its successors and assigns.

“Intermediate Holdco By-Laws” means the by-laws of Intermediate Holdco, as amended, supplemented or otherwise modified from time to time.

“Intermediate Holdco Certificate of Incorporation” means the certificate of incorporation of Intermediate Holdco, filed with the Secretary of State of Delaware on December 7, 1991, as amended, supplemented or otherwise modified from time to time.

“Intermediate Holdco Charter Documents” means the Intermediate Holdco Certificate of Incorporation and the Intermediate Holdco By-Laws.

“International Continuing Franchise Fees” means any Continuing Franchise Fees paid to any “franchisor” by an International Franchisee.

“International Franchise Arrangements” means, depending on the context in which it is used, the Existing International Franchise Arrangements and the New International Franchise Arrangements or the rights and obligations of the International Franchisor under each such agreement.

“International Franchisee” means any Franchisee who is a party to an International Franchise Arrangement.

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“International Franchisee PULSE Agreements” means any agreement entered into by a Franchisee, and which is listed on Schedule 1.1(b) to the DPL Contribution Agreement pursuant to which such Franchisee licenses PULSE Assets from the Distributor.

“International Franchisor” means Domino’s Pizza International Franchising Inc., a Delaware corporation, and its successors and assigns.

“International Franchisor By-Laws” means the by-laws of the International Franchisor, as amended, supplemented or otherwise modified from time to time.

“International Franchisor Certificate of Incorporation” means the certificate of incorporation of the International Franchisor, filed with the Secretary of State of Delaware on April 16, 2007, as amended, supplemented or otherwise modified from time to time.

“International Franchisor Charter Documents” means the International Franchisor Certificate of Incorporation and the International Franchisor By-Laws.

“International Franchisor Interests” means all of any Former Transferor’s or the Master Issuer’s, as the case may be, ownership interest in the International Franchisor, which constitutes 100% of the issued and outstanding Equity Interests of the International Franchisor.

“International Franchisor IP License Agreement” means the International Franchisor IP License Agreement, dated as of April 16, 2007, by and between the International Franchisor and the IP Holder, as amended, supplemented or otherwise modified from time to time.

“International Royalties Concentration Account” means the account maintained in the name of the Master Issuer or the International Franchisor and pledged to the Trustee into which the Master Servicer causes Collections to be deposited or any successor account established for the Master Issuer or the International Franchisor by the Master Servicer for such purpose pursuant to the Base Indenture and the Master Servicing Agreement, including any money market accounts related thereto into which funds are transferred for investment purposes pursuant to Section 5.1(b) of the Base Indenture.

“International Royalties Concentration Account Control Agreement” means the Account Control Agreement governing the International Royalties Concentration Account entered into by and among the Master Issuer and/or the International Franchisor, the Master Servicer, the Trustee and the bank or other financial institution then holding the International Royalties Concentration Account.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

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“Investment Income” means, with respect to the Collection Account, any other Base Indenture Account, any Concentration Account and any Series Accounts, for any Quarterly Collection Period the excess, if any, of (a) the sum of all investment interest and other earnings on such account during such Quarterly Collection Period over (b) any investment losses incurred in respect of such account during such Quarterly Collection Period.

“Investment Property” has the meaning specified in Section 9-102(a)(49) of the applicable UCC.

“IP Assets Contribution Agreement” means the IP Assets Contribution Agreement, dated as of April 16, 2007, by and among DPL, PMC LLC and the IP Holder, as amended, supplemented or otherwise modified from time to time.

“IP Holder” means Domino’s IP Holder LLC, a Delaware limited liability company, and its successors and assigns.

“IP Holder Certificate of Formation” means the certificate of formation of the IP Holder, dated as of March 2, 2007, as amended, supplemented or otherwise modified from time to time.

“IP Holder Charter Documents” means the IP Holder Certificate of Formation and the IP Holder Operating Agreement.

“IP Holder Equity Interests Distribution Agreement” means the IP Holder Equity Interests Distribution Agreement, dated as of April 16, 2007, by and between PMC LLC and DPL, as amended, supplemented or otherwise modified from time to time.

“IP Holder Interests” means all of any Former Transferor’s or the Master Issuer’s, as the case may be, ownership interest in the IP Holder, which constitutes 100% of the issued and outstanding Equity Interests of the IP Holder.

“IP Holder Operating Agreement” means the Amended and Restated Limited Liability Company Agreement of the IP Holder, dated as of April 16, 2007, as further amended, supplemented or otherwise modified from time to time.

“IP License Agreements” means the Company-Owned Stores Master License Agreement, the DPL IP License Agreement, the DNAF IP License Agreement, the Overseas IP Holder IP License Agreement, the Overseas IP Holder Asset Sale and IP License Agreement and the Securitization IP License Agreements.

“Know-How” means all trade secrets and all other confidential or proprietary know-how, inventions, processes, procedures, methods, techniques, discoveries, non-patentable inventions, industrial designs, improvements, ideas, designs, models, formulae, patterns, compilations, data collections, drawings, blueprints, devices, customer lists, software, domain names, technical information and data, specifications, research and development information, engineering drawings, operating and maintenance manuals, recipes, customer lists, supplier lists, business plans and other similar information and rights.

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“Lead Insurer” means, for so long as any Insured Senior Notes are Outstanding or any amounts remain due under any Insurance Agreement, (a) with respect to the Initial Series of Notes, the Insurer (other than any Insurer with respect to which an Insurer Default has occurred and is continuing) with the greatest amount of Policy Exposure for the Initial Series of Notes, which on the Initial Closing Date shall be MBIA and (b) with respect to any other Class or Series of Insured Senior Notes, the applicable Monoline (other than any Insurer with respect to which an Insurer Default has occurred and is continuing) that insures or guarantees the payment of interest on, and principal of, such Class or Series pursuant to a surety bond, financial guaranty insurance policy or other similar contract with the greatest amount of Policy Exposure for such Class or Series of Insured Senior Notes.

“Lien” means, when used with respect to any Person, any interest in any real or personal property, asset or other right held, owned or being purchased or acquired by such Person which secures payment or performance of any obligation, and shall include any mortgage, lien, pledge, encumbrance, charge, retained security title of a conditional vendor or lessor, or other security interest of any kind, whether arising under a security agreement, mortgage, lease, deed of trust, chattel mortgage, assignment, pledge, retention or security title, financing or similar statement, or arising as a matter of law, judicial process or otherwise.

“Lock-Box” means a post-office box that has been established by the Master Issuer at a Qualified Institution in connection with the establishment of a Concentration Account.

“Luxembourg Agent” has the meaning specified in Section 2.4(c) of the Base Indenture.

“Majority Insurers” means, as of any date of determination, any one or more Insurers (other than any Insurer with respect to which an Insurer Default has occurred and is continuing) for which the aggregate Policy Exposure is greater than 50% of the aggregate Policy Exposure under each Policy issued by any Insurer (other than any Insurer with respect to which an Insurer Default has occurred and is continuing).

“Majority Noteholders” means Noteholders holding in excess of 50% of the Aggregate Outstanding Principal Amount (excluding any Notes held by any Co-Issuer or any Affiliate of any Co-Issuer).

“Majority Senior Noteholders” means Senior Noteholders holding in excess of 50% of the Outstanding Principal Amount of Senior Notes (excluding any Senior Notes held by any Co-Issuer or any Affiliate of any Co-Issuer).

“Master Issuer” means Domino’s Pizza Master Issuer LLC, a Delaware limited liability company, and its successors and assigns.

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“Master Issuer Certificate of Formation” means the certificate of formation of the Master Issuer, dated as of March 2, 2007, as amended, supplemented or otherwise modified from time to time.

“Master Issuer Charter Documents” means the Master Issuer Certificate of Formation and the Master Issuer Operating Agreement.

“Master Issuer IP License Agreement” means the Master Issuer IP License Agreement, dated as of April 16, 2007, by and between the Master Issuer and the IP Holder, as amended, supplemented or otherwise modified from time to time.

“Master Issuer Operating Agreement” means the Amended and Restated Limited Liability Company Agreement of the Master Issuer, dated as of April 16, 2007, as further amended, supplemented or otherwise modified from time to time.

“Master Issuer Trustee Accounts” shall have the meaning set forth in Section 5.6(a) of the Base Indenture.

“Master Servicer” means DPL, as Master Servicer, under the Master Servicing Agreement, and any successor thereto.

“Master Servicer Advances” has the meaning set forth in the Master Servicing Agreement.

“Master Servicer Advances Reimbursement Amount” means, as of any date, the sum of (a) the amount of any unreimbursed Refranchising Master Servicer Advances made in respect of any Refranchising Asset Disposition that has been consummated on or before such date and the proceeds thereof have been deposited into any Concentration Account or the Collection Account on or before such date and (b) the amount of any unreimbursed Asset Resale Master Servicer Advances made in respect of any Asset Resale Disposition that has been consummated on or before such date and the proceeds thereof have been deposited into any Concentration Account or the Collection Account on or before such date.

“Master Servicer Termination Event” means the occurrence of an event specified in Section 6.1 of the Master Servicing Agreement.

“Master Servicing Agreement” means the Master Servicing Agreement, dated as of April 16, 2007, by and among DPL, as Master Servicer, the Canadian Manufacturer, each of the Securitization Entities and the Trustee, as amended, supplemented or otherwise modified from time to time.

“Material Adverse Effect” means, with respect to any occurrence, event or condition, individually or in the aggregate, and including, without limitation, any previously undisclosed environmental liability:

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(a) a material adverse effect on the ability of the Co-Issuers to perform their payment and other obligations with respect to the Base Indenture and the Notes, the ability of the Guarantors to perform their payment and other obligations under the Global G&C Agreement or the ability of the Master Servicer to perform its obligations pursuant to the Master Servicing Agreement;

(b) a material adverse effect on the ability of any Domino’s Entity to perform its material obligations under any of the Related Documents;

(c) a material adverse change in or effect on (i) the enforceability of any material terms of the Collateral Franchise Documents taken as a whole, (ii) the likelihood of the payment of all amounts due and payable by the Domestic Franchisees and International Franchisees under the terms of the Collateral Franchise Documents taken as a whole or (iii) the value of the Collateral Franchise Documents and/or the Retained Collections payable under the Collateral Franchise Documents taken as a whole;

(d) a material adverse change in or effect on (i) the enforceability of the Securitization IP taken as a whole or any material part of the Securitization IP, (ii) the value of the Securitization IP taken as a whole, (iii) the transferability or the transfer of any material portion of the Securitization IP to the IP Holder or the ownership thereof by the IP Holder or any Additional IP Holder or (iv) the validity, status, perfection or priority of the Lien in any material part of the Securitization IP required under the Base Indenture; or

(e) a material adverse effect on (i) the validity or enforceability of any Related Document or the rights and remedies of the Co-Issuers, the Guarantors, the Trustee or the Control Party under or with respect to any Related Document or (ii) the validity, status, perfection or priority of the Lien of the Trustee in any material portion of the Collateral.

“MBIA” means MBIA Insurance Corporation, a New York stock insurance corporation, and its successors and assigns.

“Monoline” has the meaning set forth in the definition of “Credit Protection First Offer Procedure.”

“Monthly Distributor Profit Adjustment Amount” means, for any Monthly Distributor Profit Period, the result (whether a positive or negative number) of (a) the Actual Monthly Distributor Profit Amount for such Monthly Distributor Profit Period minus (b) the aggregate of the Estimated Weekly Distributor Profit Amounts for each Weekly Collection Period in such Monthly Distributor Profit Period.

“Monthly Distributor Profit Certificate” has the meaning set forth in Section 4.1(j) of the Base Indenture.

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“Monthly Distributor Profit Period” means each period from and including the first day of each 28-day (or 35-day) fiscal period of the Securitization Entities to and including the last day of such fiscal period.

“Moody’s” means Moody’s Investors Service, Inc. or any successor thereto.

“Multiemployer Plan” means any “multiemployer plan” as defined in Section 4001 of ERISA.

“Net Cash Flow” means, for any Quarterly Payment Date and the immediately preceding Quarterly Collection Period, an amount equal to the excess, if any, of (a) Retained Collections with respect to such Quarterly Collection Period over (b) the sum of (i) the Securitization Operating Expenses paid on each Weekly Allocation Date with respect to such Quarterly Collection Period, (ii) the Weekly Master Servicing Amount paid to the Master Servicer on each Weekly Allocation Date with respect to such Quarterly Collection Period, (iii) all payments of Master Servicer Advances Reimbursement Amounts paid to the Master Servicer during such Quarterly Collection Period, (iv) all payments of PULSE Maintenance Fees paid to the Master Servicer during such Quarterly Collection Period and (v) if required to be excluded, any Retained Collections Contribution made during such Quarterly Collection Period. For purposes of calculating Debt Service Coverage Ratio in respect of the first Quarterly Payment Date after the Initial Closing Date, Net Cash Flow will be deemed to be the product of (i) the difference between clauses (a) and (b) above and (ii) a fraction, the numerator of which is the number of days elapsed between the Initial Closing Date up to and, but not including, such Quarterly Payment Date and the denominator of which is the number of days elapsed between the Initial Closing Date and the last day of the first Quarterly Collection Period.

“New Domestic Franchise Arrangements” means, depending on the context in which it is used, each new franchise agreement, development agreement, license agreement, area agreement or similar agreement (together with any Franchisee Promissory Notes issued in respect of any such agreement) entered into by the Domestic Franchisor after the Initial Closing Date pursuant to which a master franchisor or area developer is given the right to franchise or a Franchisee is given the right to operate a Store(s) in the Domestic Territory or the rights and obligations of the Domestic Franchisor under each such agreement.

“New Franchise Arrangements” means, collectively, the New Domestic Franchise Arrangements and the New International Franchise Arrangements.

“New International Franchise Arrangements” means, depending on the context in which it is used, each new master franchise agreement, area development agreement, store franchise agreement or similar agreement (together with any Franchisee Promissory Notes issued in respect of any such agreement) entered into by the International Franchisor after the Initial Closing Date pursuant to which a master franchisor or area developer is given the right to franchise or a Franchisee is given the right to operate a Store(s) in an Included Country or the rights and obligations of the International Franchisor under each such agreement.

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“New Overseas Franchise Arrangements” means, depending on the context in which it is used, each new master franchise agreement, area development agreement, store franchise agreement or similar agreement entered into by the Overseas Franchisor after the Initial Closing Date pursuant to which a master franchisor or area developer is given the right to franchise or a Franchisee is given the right to operate a Store(s) in an Excluded Country or the rights and obligations of the Overseas Franchisor under each such agreement.

“New Requirements Agreements” means, collectively, any requirements or rebate agreements (including any purchase orders) entered into after the Initial Closing Date by a Franchisee, an owner of a Company-Owned Store or any other Person pursuant to which such Franchisee, owner of a Company-Owned Store or such other Person purchases Products from any Distributor.

“New Third-Party License Agreements” means, collectively, any agreements entered into after the Initial Closing Date by and between any Domino’s Entity and any third party that is not a Domino’s Entity pursuant to which such third party (a) is licensed to use any Domino’s IP or (b) licenses any third-party Intellectual Property to a Domino’s Entity.

“New Third-Party Supply Agreements” means, collectively, any agreements (including any purchase orders) entered into after the Initial Closing Date between any Distributor and any third party that is not a Domino’s Entity pursuant to which such third party supplies Products for sale to Franchisees, owners of Company-Owned Stores or any other Person for the account of such Distributor.

“New York UCC” shall have the meaning set forth in Section 5.6(b) of the Base Indenture.

“Non-Securitization Entity” means each Domino’s Entity other than a Securitization Entity.

“Note Owner” means, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

“Note Rate” means, with respect to any Series or any Class of any Series of Notes, the annual rate at which interest (other than contingent additional interest) accrues on the Notes of such Series or such Class of such Series of Notes (or the formula on the basis of which such rate shall be determined) as stated in the applicable Series Supplement.

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“Note Register” means the register maintained pursuant to Section 2.5(a) of the Base Indenture, providing for the registration of the Notes and transfers and exchanges thereof.

“Noteholder” and “Holder” means the Person in whose name a Note is registered in the Note Register.

“Notes” has the meaning specified in the recitals to the Base Indenture.

“Obligations” means (a) all principal, interest and premium, if any, at any time and from time to time, owing by the Co-Issuers on the Notes or owing by the Guarantors pursuant to the Global G&C Agreement, (b) the payment and performance of all other obligations, covenants and liabilities of the Co-Issuers or the Guarantors arising under the Indenture, the Notes, any other Indenture Document or any Insurance Agreement, including, without limitation, the payment of Insurer Premiums, Insurer Reimbursements and Insurer Expenses, or of the Guarantors under the Global G&C Agreement and (c) the obligation of the Co-Issuers to pay all Trustee Fees to the Trustee when due and payable as provided in the Indenture.

“Officer’s Certificate” means a certificate signed by an Authorized Officer of each Co-Issuer.

“One-Year DSCR” means, for any Quarterly Payment Date, commencing with the fourth Quarterly Payment Date following the Initial Closing Date, the ratio calculated (without rounding) by dividing (a) an amount equal to the sum of the Adjusted Net Cash Flow for such Quarterly Payment Date together with the Adjusted Net Cash Flow for the three preceding Quarterly Payment Dates by (b) an amount equal to the Debt Service for such Quarterly Payment Date together with the Debt Service for the three preceding Quarterly Payment Dates.

“Open Domino’s Store” means, as of the date of determination, each Store and each Company-Owned Store located anywhere in the world that is open for business as of such date; provided, however, that with respect to any Store that is not open year-round and has, or is expected to have, less than $100,000 of Gross Sales during the next twelve months, such Store shall not be deemed to be an “Open Domino’s Store.”

“Operating Agreements” means any or collectively, depending on the context in which it is used, the Co-Issuers Operating Agreements, the Domestic Franchisor Operating Agreement, the International Franchisor Certificate of Incorporation, the SPV Guarantor Operating Agreement, the Canadian Distributor Memorandum of Association, any Additional Securitization Entity Operating Agreement and any Additional Securitization JV Entity Operating Agreement.

“Opinion of Counsel” means a written opinion from legal counsel who is reasonably acceptable to the Trustee and the Control Party. The counsel may be an employee of, or counsel to, the Securitization Entities, Holdco or DPL, as the case may be.

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“Organizational Expenses” means any expenses incurred by any Securitization Entity in connection with (a) the maintenance of its existence in the State of Delaware or in any other state, province or country in which a Securitization Entity is organized and (b) its qualification to do business in any state, province or country.

“Other Collections” means any amounts deposited into a Concentration Account that are not readily identifiable as Franchisee Payments, Company-Owned Stores License Fees, Third-Party License Fees, Product Purchase Payments, Excluded Amounts, Co-Issuers Insurance Proceeds, Asset Disposition Proceeds, Overseas Payments or Investment Income earned with respect to amounts on deposit in any Concentration Account.

“Other Franchise Fees” means any fees other than Continuing Franchise Fees, Initial Franchise Fees, Advertising Fees, PULSE Maintenance Fees or PULSE License Fees that are paid by Domestic Franchisees or International Franchisees to the entity that serves as “franchisor” of the Domino’s Brand or any Future Brand in connection with operating a Store.

“Outstanding” means with respect to the Notes, all Notes theretofore authenticated and delivered under the Indenture, except (a) Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Notes which have not been presented for payment but funds for the payment of which are on deposit in the appropriate account and are available for payment in full of such Notes and (c) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to a Trust Officer is presented that any such Notes are held by a purchaser for value.

“Outstanding Principal Amount” means, with respect to each Series of Notes, the amount calculated in accordance with the applicable Series Supplement.

“Overseas Entity” means the Overseas Franchisor, the Overseas IP Holder, the Overseas GP or the Overseas LP.

“Overseas Franchise Arrangement” means, depending on the context in which it is used, the Existing Overseas Franchise Arrangements and the New Overseas Franchise Arrangements or the rights and obligations of the Overseas Franchisor under each such agreement.

“Overseas Franchisee” means any Franchisee who is a party to an Overseas Franchise Arrangement.

“Overseas Franchisor” means Domino’s Pizza Overseas Franchising B.V., a private company with limited liability (besloten vennootschapmet beperkte aansprakelijleheid), incorporated under the laws of the Netherlands, and its successors and assigns.

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“Overseas Franchisor Asset Sale and IP License Agreement” means the Overseas Franchisor Asset Sale and IP License Agreement, dated as of April 12, 2007, by and between the Overseas IP Holder and the Overseas Franchisor, as amended, supplemented or otherwise modified from time to time.

“Overseas Franchisor Charter Documents” means the Deed of Incoporation of a Private Company with Limited Liabilty of the Overseas Franchisor, filed with the Trade Register of the Amsterdam Chambers of Commerce on March 29, 2007.

“Overseas Franchisor Pledge Agreement” means the Overseas Franchisor Pledge Agreement, dated as of April 12, 2007, by and between the Overseas Franchisor and the Overseas IP Holder, as amended, supplemented or otherwise modified from time to time.

“Overseas GP” means Domino’s Overseas GP Inc., a Delaware corporation, and its successors and assigns.

“Overseas IP” means the Know-How specific to the operation of Stores and Franchise Arrangements in the Excluded Countries (but not including any Patents, Copyrights or Trademarks) licensed to the Overseas IP Holder pursuant to the Overseas IP Holder Asset Sale and IP License Agreement. For the avoidance of doubt, the Overseas IP does not include any After-Acquired Overseas IP.

“Overseas IP Holder” means Domino’s Overseas IP Holder C.V., a limited partnership (commanditaire vennootschap), established and existing under the laws of the Netherlands, and its successors and assigns.

“Overseas IP Holder Asset Sale and IP License Agreement” means the Overseas IP Holder Asset Sale and IP License Agreement, dated as of April 12, 2007, by and among DPI, PMC Inc. and the Overseas IP Holder, as amended, supplemented or otherwise modified from time to time.

“Overseas IP Holder Certificate of Registration” means the certificate of registration, filed with the Trade Register of the Rotterdam Chambers of Commerce on March 23, 2003.

“Overseas IP Holder Charter Documents” means the Overseas IP Holder Certificate of Registration and the Overseas IP Holder Operating Agreement.

“Overseas IP Holder IP License Agreement” means the Overseas IP Holder IP License Agreement, dated as of April 12, 2007, by and between, PMC Inc. and the Overseas IP Holder, as amended, supplemented or otherwise modified from time to time.

“Overseas IP Holder Operating Agreeement” means the Limited Partnership Agreement of the Overseas IP Holder, dated as of March 22, 2007.

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“Overseas IP Holder Pledge Agreement” means the Overseas IP Holder Pledge Agreement, dated as of April 12, 2007, by and among, PMC Inc., DPI and the Overseas IP Holder, as amended, supplemented or otherwise modified from time to time.

“Overseas LP” means Domino’s Overseas LP Inc., a Delaware corporation, and its successors and assigns.

“Overseas Payments” means any amounts payable under the Overseas IP Holder IP License Agreement or the Overseas IP Holder Asset Sale and IP License Agreement.

“Patents” means all United States and non-U.S. patents and inventions described and claimed therein, patent applications, divisions, continuations, continuations-in-part, provisional patent applications, and reissues thereof, and improvements thereto.

“Paying Agent” has the meaning specified in Section 2.5(a) of the Base Indenture.

“Perfected Country” means any of the United States or an Included Country: (a) with respect to which one or more filings have been made to perfect the Trustee’s security interest in the Securitization IP registered in such jurisdiction and such perfection has been confirmed by an Opinion of Counsel; or (b) that has been deemed to qualify as a Perfected Country pursuant to Section 8.25(d) of the Base Indenture.

“Perfection Ratio” means (a) the aggregate Gross Royalty Stream in respect of the Perfected Countries divided by (b) the aggregate Gross Royalty Stream in respect of the United States and the Included Countries.

“Permitted Asset Dispositions” has the meaning set forth in Section 8.16 of the Base Indenture.

“Permitted Investments” means any one or more negotiable instruments or securities, purchased at or for less than their par value, payable in Dollars, issued by an entity organized under the laws of the United States of America or any state thereof (or by the United States of America) and represented by instruments in bearer or registered form or in book-entry form which evidence (excluding any security with the “r” symbol attached to its rating and any security the payments on which are subject to withholding tax):

(a) obligations that are direct obligations the full and timely payment of which is to be made by, or obligations that are fully guaranteed as to principal and interest by, the United States of America other than financial contracts whose value depends on the values or indices of asset values; provided that such obligations are backed by the full faith and credit of the United States of America and have a predetermined, fixed amount of principal due at maturity (that cannot vary or change) and that each such obligation has a fixed interest rate or has its interest rate tied to a single interest rate index plus a single fixed spread;

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(b) demand deposits of, time deposits in, or certificates of deposit issued by, any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof whose short-term debt is rated in the highest short-term debt rating category respectively by Moody’s and by S&P and which is subject to supervision and examination by federal or state banking or depositary institution authorities; provided, however, that at the time of the investment the long-term unsecured debt obligations (other than such obligations whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depositary institution or trust company shall have a credit rating from S&P and from Moody’s in the highest long-term debt rating category respectively;

(c) commercial paper having (i) original maturities of not more than 270 days and a remaining term to maturity upon purchase of not later than the Business Day preceding the next Quarterly Payment Date, (ii) a rating from Moody’s and S&P in the highest short-term debt rating category, respectively, (iii) a predetermined fixed amount of principal due at maturity (that cannot vary or change) and (iv) a fixed interest rate or an interest rate tied to a single interest rate index plus a single fixed spread;

(d) bankers’ acceptances issued by any depositary institution or trust company described in clause (b) above;

(e) investments in money market funds that have as one of their investment objectives the maintenance of a constant net asset value rated “Aaa” by Moody’s and “AAA” by S&P or otherwise approved in writing by the Control Party and the Rating Agencies; and

(f) any other instruments or securities, if approved in writing by the Control Party and the Rating Agencies confirm in writing that the investment in such instruments or securities will not adversely affect any ratings with respect to any Series of Notes;

provided that (i) no investment described hereunder shall evidence either the right to receive (A) only interest with respect to such investment or (B) a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations and (ii) such Permitted Investments are either (A) at all times available for withdrawal or liquidation at par or (B) mature prior to the immediately succeeding Quarterly Payment Date.

“Permitted Liens” means (a) Liens for (i) Taxes, assessments or other governmental charges not delinquent or (ii) Taxes, assessments or other charges being contested in good faith and by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, (b) all Liens created or permitted under the Related Documents in favor of the Trustee for the benefit of the Secured Parties, (c) Liens existing on the Initial Closing Date, which shall be released on such date, (d) deposits or pledges made (i) in connection

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with casualty insurance maintained in accordance with the Related Documents, (ii) to secure the performance of bids, tenders, contracts or leases, (iii) to secure statutory obligations or surety or appeal bonds or (iv) to secure indemnity, performance or other similar bonds in the ordinary course of business of any Securitization Entity, (e) Liens of carriers, warehouses, mechanics and similar Liens, in each case (i) in existence less than forty-five (45) days from the date of creation thereof or (ii) being contested in good faith by any Securitization Entity in appropriate proceedings (so long as such Securitization Entity shall, in accordance with GAAP, have set aside on its books adequate reserves with respect thereto) and (f) restrictions under federal, state or foreign securities laws on the transfer of securities.

“Person” means any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company, joint stock company, trust, unincorporated organization or Governmental Authority or other entity.

“Plan” means any “employee pension benefit plan”, as such term is defined in ERISA, which is subject to Title IV of ERISA including any Multiemployer Plan.

“PMC Inc.” means Domino’s Pizza PMC, Inc., a Michigan corporation.

“PMC Inc. By-Laws” means the by-laws of PMC Inc., as amended, supplemented or otherwise modified from time to time.

“PMC Inc. Certificate of Incorporation” means the articles of incorporation of PMC Inc., filed with the Secretary of State of Michigan on July 29, 1999, as amended, supplemented or otherwise modified from time to time.

“PMC Inc. Charter Documents” means the PMC Inc.Certificate of Incorporation and the PMC Inc. By-Laws.

“PMC LLC” means Domino’s Pizza PMC LLC, a Delaware limited liability company, as successor by merger to PMC Inc., and its successors and assigns.

“PMC LLC Certificate of Formation” means the certificate of formation of PMC LLC, dated as of March 5, 2007, as amended, supplemented or otherwise modified from time to time.

“PMC LLC Charter Documents” means the PMC LLC Certificate of Formation and the PMC LLC Operating Agreement.

“PMC LLC Operating Agreement” means the Limited Liability Company Agreement of PMC LLC, dated as of March 5, 2007, as further amended, supplemented or otherwise modified from time to time.

“Policy” means any note guaranty insurance policy, together with all endorsements thereto, delivered by any Insurer to the Trustee for the benefit of the

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Holders of all applicable Insured Senior Notes pursuant to the related Insurance Agreement, as amended, supplemented or otherwise modified from time to time as specified in the applicable Series Supplement.

“Policy Exposure” means, as of any date of determination with respect to each Insurer, the sum of (a) the aggregate undrawn amount of the related Policy or Policies issued by such Insurer on such date and (b) any Insurer Reimbursements then due and owing to such Insurer.

“Post-ARD Quarterly DSCR” means, if any Class of any Series of Senior Notes has not been repaid in full on or prior to the Series Anticipated Repayment Date with respect to such Class, as of such Series Anticipated Repayment Date or any date of determination thereafter, the ratio of (a) the Adjusted Net Cash Flow related to the immediately prior Quarterly Collection Period to (b) the aggregate amount of principal, interest and surety premium that would be payable in the succeeding three months on a mortgage loan according to a standard mortgage-style payment schedule assuming (i) the principal balance of that mortgage loan was equal to the aggregate principal balance of all Series of Senior Notes Outstanding as of the date of such calculation, (ii) the remaining term to maturity of that mortgage loan was equal to the excess of (x) 300 over (y) the number of full months that have passed since the Initial Closing Date and (iii) the interest rate on that mortgage loan was equal to the sum of the then-current blended interest rates on all Series of Senior Notes Outstanding (excluding any Senior Notes Quarterly Contingent Additional Interest) and the rate at which the premium payable to any Insurers insuring each such Series of Senior Notes accrues.

“Post-Default Capped Trustee Expenses” has the meaning set forth in the definition of “Post-Default Capped Trustee Expenses Amount.”

“Post-Default Capped Trustee Expenses Amount” means an amount equal to the lesser of (a) all reasonable expenses payable by the Co-Issuers to the Trustee pursuant to the Indenture after the occurrence and during the continuation of an Event of Default in connection with any obligations of the Trustee in connection with such Event of Default; provided, however, that such expenses are not included within the Capped Securitization Operating Expenses Amount (“Post-Default Capped Trustee Expenses”) and (b) the amount by which (i) $100,000 exceeds (ii) the aggregate amount of Post-Default Capped Trustee Expenses previously paid on each preceding Weekly Allocation Date that occurred (x) in the case of a Weekly Allocation Date occurring during the annual period following the Initial Closing Date and ending on the first anniversary of the Initial Closing Date, since the Initial Closing Date and (y) in the case of a Weekly Allocation Date occurring during any other annual period beginning with the annual period following the first anniversary of the Initial Closing Date, since the most recent anniversary of the Initial Closing Date.

“Potential Master Servicer Termination Event” means any occurrence or event which, with the giving of notice, the passage of time or both, would constitute a Master Servicer Termination Event.

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“Potential Rapid Amortization Event” means any occurrence or event which, with the giving of notice, the passage of time or both, would constitute a Rapid Amortization Event.

“PPSA” means the Nova Scotia Personal Property Security Act as in effect from time to time.

“Pre-Securitization Contribution Agreements” means, collectively, the IP Assets Contribution Agreement, the IP Holder Equity Interests Distribution Agreement, the Canadian Distribution Assets Sale Agreement, the Holding Companies Contribution Agreement and the DPL Contribution Agreement.

“Preference Amount” shall have the meaning set forth in each Policy, as applicable.

“Principal Amount” means, with respect to each Series of Notes, the amount specified in the applicable Series Supplement.

“Principal Terms” has the meaning specified in Section 2.3 of the Base Indenture.

“Priority of Payments” means the allocation and payment obligations described in Section 5.9 of the Base Indenture as supplemented by the allocation and payment obligations with respect to each Series of Notes described in each Series Supplement.

“Pro Forma Adjusted Net Cash Flow” means, in respect of the Quarterly Payment Date immediately preceding the issuance of a new Series of Notes and the applicable immediately preceding Quarterly Collection Period, an amount equal to the sum of (a) Adjusted Net Cash Flow for such Quarterly Collection Period and (b) with respect to Future Brand-related or, with Control Party consent, other Collateral acquired by any Securitization Entity in connection with the issuance of such new Series of Notes, an amount equal to the product of (i) in the case of any fiscal year of the Co-Issuers containing 52 weeks, 91 or, in the case of any fiscal year of the Co-Issuers containing 53 weeks, 92.75 and (ii) the quotient of (A) all royalty, license or similar collections in the applicable associated Quarterly Collection Period and each of the three immediately preceding Quarterly Collection Periods with respect to such acquired Collateral, taking into account all expenses associated with such Collateral for each applicable fiscal quarter (such net cash flow being calculated based on reasonable assumptions and projections, in a manner consistent with that by which Net Cash Flow for existing Collateral is calculated and net cash flow for such new Collateral will be calculated in the Quarterly Collection Period following such issuance) and (B) the actual number of days within the applicable associated Quarterly Collection Period and each of the three immediately preceding Quarterly Collection Periods.

“Pro Forma Quarterly DSCR” means, with respect to any new Series of Notes, the ratio calculated (without rounding) by dividing (a) an amount equal to the Pro

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Forma Adjusted Net Cash Flow for the Quarterly Payment Date immediately preceding the Series Closing Date with respect to such new Series of Notes by (b) an amount equal to Debt Service for such Quarterly Payment Date, assuming the issuance of such new Series of Notes on such Quarterly Payment Date (and that the terms thereof do not include any deferral or balloon payments of interest) and the intended application of the proceeds thereof.

“Proceeding” means any suit in equity, action at law or other judicial or administrative proceeding.

“Proceeds” has the meaning specified in Section 9-102(a)(64) of the applicable UCC.

“Product Purchase Agreements” means all agreements entered into by any Distributor with any other Domino’s Entity to manufacture or process Products for sale to such Distributor for re-sale to Franchisees, owners of Company-Owned Stores or any other Person.

“Product Purchase Payments” means any payment received in connection with the sale of any Products by any Distributor to any Franchisee, any owner of a Company-Owned Store or any other Person whether pursuant to a Requirements Agreement or otherwise.

“Products” means any good sold by any Distributor to a Franchisee, an owner of a Company-Owned Store or any other Person pursuant to a Requirements Agreement or otherwise.

“PULSE Assets” means all Intellectual Property and license agreements related to the Domino’s PULSE™ System listed in Schedule 1.1(c) of the DPL Contribution Agreement.

“PULSE License Fees” means all license fees owed by any Franchisee in connection with the Domino’s PULSE™ system installed in any Store owned and operated by such Franchisee in accordance with the applicable license agreement.

“PULSE Maintenance Fees” means all amounts owed by any Franchisee in connection with the maintenance of the Domino’s PULSE™ system installed in any Store owned and operated by such Franchisee.

“QCP Cumulative Retained Collections Amount” means for each Weekly Allocation Date with respect to any Quarterly Collection Period the amount that is equal 25% of Retained Collections as calculated for the period from the start of such Quarterly Collection Period through and including the Weekly Collection Period related to such Weekly Allocation Date.

“QCP Cumulative Weekly Master Servicing Amount” means for each Weekly Allocation Date with respect to any Quarterly Collection Period the aggregate amount of the Weekly Master Servicing Amount actually paid during such Quarterly Collection Period prior to such Weekly Allocation Date.

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“Qualified Institution” means a depository institution organized under the laws of the United States of America or any state thereof or incorporated under the laws of a foreign jurisdiction with a branch or agency located in the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities which at all times has the Required Rating and, in the case of any such institution organized under the laws of the United States of America, whose deposits are insured by the FDIC.

“Qualified Trust Institution” means an institution organized under the laws of the United States of America or any state thereof or incorporated under the laws of a foreign jurisdiction with a branch or agency located in the United States of America or any state thereof and subject to supervision and examination by Federal or state banking authorities which at all times (i) is authorized under such laws to act as a trustee or in any other fiduciary capacity, (ii) has capital, surplus and undivided profits of not less than $250,000,000 as set forth in its most recent published annual report of condition and (iii) has a long term deposits rating of not less than “A2” by Moody’s and “A” by S&P.

“Quarterly Collection Period” means each period as set forth on Schedule I to this Annex A, commencing with the period from and including the Initial Closing Date to and including September 9, 2007.

“Quarterly DSCR” means for any Quarterly Payment Date and the immediately preceding Quarterly Collection Period, the ratio calculated (without rounding) by dividing (a) the Adjusted Net Cash Flow for such Quarterly Collection Period by (b) the Debt Service for such Quarterly Payment Date.

“Quarterly Noteholders’ Statement” means, with respect to any Series of Notes, a statement substantially in the form of an Exhibit C to the applicable Series Supplement.

“Quarterly Payment Date” means, unless otherwise specified in any Series Supplement for the related Series of Notes, the 25th day of each of the following calendar months: January, April, July and October, or if such date is not a Business Day, the next succeeding Business Day, commencing on October 25, 2007. Any reference to a Quarterly Collection Period relating to a Quarterly Payment Date means the Quarterly Collection Period most recently ended prior to such Quarterly Payment Date, and any reference to an Interest Period relating to a Quarterly Payment Date means the Interest Period most recently ended prior to such Quarterly Payment Date.

“Quarterly Servicer’s Certificate” has the meaning specified in Section 4.1(b) of the Base Indenture.

“Rapid Amortization Event” has the meaning specified in Section 9.1 of the Base Indenture.

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“Rapid Amortization Period” means the period commencing on the date on which a Rapid Amortization Event occurs and ending on the earlier to occur of the waiver of the occurrence of such Rapid Amortization Event in accordance with Section 9.7 of the Base Indenture and the date on which there are no Notes Outstanding.

“Rating Agency” with respect to any Series of Notes, has the meaning specified in the applicable Series Supplement.

“Rating Agency Condition” with respect to any Series of Notes, has the meaning specified in the applicable Series Supplement.

“Record Date” means, with respect to any Quarterly Payment Date, the last day of the immediately preceding calendar month.

“Refranchising Asset Dispositions” means any resale, transfer or other disposition of a Domestic Franchise Arrangement or an International Franchise Arrangement that results in the replacement of a Franchise Arrangement with one or more New Franchise Arrangements, including, without limitation, any resale, transfer, termination or creation (or combination thereof) of a Securitization Entity’s interest in a Domestic Franchise Arrangement or an International Franchise Arrangement.

“Refranchising Master Servicer Advances” has the meaning set forth in the Master Servicing Agreement.

“Registrar” has the meaning specified in Section 2.5(a) of the Base Indenture.

“Reimbursements” means the reimbursement obligations of the Co-Issuers (including any interest thereon), with respect to any payment made by any Insurer under each applicable Policy, pursuant to the terms of the related Insurance Agreement and any indemnification payable thereunder by the Co-Issuers.

“Related Documents” means the Indenture Documents, the Collateral Transaction Documents, the Account Agreements, any Insurance Agreement, any Policy, any Insurer Fee Letter, the Depository Agreements, any Variable Funding Note Purchase Agreement, any Swap Agreement, any Interest Rate Hedge Agreement, any Enhancement Agreement and any other agreements entered into, or certificates delivered, pursuant to the foregoing documents.

“Required Rating” means (i) a short-term certificate of deposit rating from Moody’s of “P-1” and from S&P of at least “A-1” and (ii) a long-term unsecured debt rating of not less than “Aa3” by Moody’s and “AA-“ by S&P.

“Requirements Agreements” means, collectively, all Existing Requirements Agreements, all New Requirements Agreements, all Existing Canadian Requirements Agreements and the Company-Owned Stores Requirements Agreement.

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“Requirements of Law” means, with respect to any Person or any of its property, the certificate of incorporation or articles of association and by-laws, limited liability company agreement, partnership agreement or other organizational or governing documents of such Person or any of its property, and any order, law, treaty, rule or regulation, or determination of any arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, whether federal, state, local or foreign (including, without limitation, usury laws, the Federal Truth in Lending Act and retail installment sales acts).

“Residual Amount” means for any Weekly Allocation Date with respect to any Quarterly Collection Period an amount equal to the amount, if any, by which the amount allocated to the Collection Account on such Weekly Allocation Date exceeds the sum of the amounts to be paid and/or allocated on such Weekly Allocation Date pursuant to clauses (i) through (xxvii) of the Priority of Payments.

“Residual Amounts Account” has the meaning set forth in Section 5.5 of the Base Indenture.

“Residual Monthly Allocation Date” means during any Residual Monthly Distribution Period, with respect to any Quarterly Collection Period, the fourth, eighth, twelfth and, if applicable, sixteenth Weekly Allocation Date of such Quarterly Collection Period.

“Residual Monthly Distribution Period” means, with respect to any Weekly Allocation Date, the period beginning on any such Weekly Allocation Date on which, with respect to any of the preceding twelve (12) Weekly Allocation Dates beginning after September 9, 2007, there were insufficient amounts available to pay the Capped Securitization Operating Expenses Amount due and payable at clause (iii) of the Priority of Payments, all Senior Notes Quarterly Insured Interest, all Insurer Premiums, all Insurer Reimbursements and all Insurer Expenses.

“Retained Collections” means (a) all Collections excluding (i) Excluded Amounts and (ii) Bank Account Expenses (solely with respect to the Concentration Accounts) and (b) any Retained Collections Contributions; whether the amounts set forth in clause (a) are characterized as Free Cash Flow when such amounts are paid or distributed to other Securitization Entities.

“Retained Collections Contribution” means, with respect to any Quarterly Collection Period, a cash contribution made by the SPV Guarantor to the Master Issuer at any time prior to the Final Series Legal Final Maturity Date in an amount no greater than $30,000,000, which for all purposes of the Related Documents, except as otherwise specified therein, shall be treated as Retained Collections received during such Quarterly Collection Period; provided that neither (a) any amounts contributed by the SPV Guarantor to be used by the Master Issuer or any other Securitization Entity for any Capital Expenditure nor (b) any Master Servicer Advances paid by the Master Servicer to or on behalf of any Securitization Entity shall be deemed to be a Retained Collections Contribution.

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“Royalties Concentration Account” means, collectively, the Domestic Royalties Concentration Account, the International Royalties Concentration Account, the Venezuelan Royalties Concentration Account and any Additional Royalties Concentration Account.

“S&P” or “Standard & Poor’s” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

“Secured Parties” means the Insurers, the Noteholders and the Trustee in its individual capacity, together with their respective successors and assigns.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Intermediary” has the meaning set forth in Section 5.6(a) of the Base Indenture.

“Securitization Entities” means, collectively, the SPV Guarantor, the Master Issuer, the Domestic Distributor, the Canadian Distributor, the Domestic Franchisor, the International Franchisor, the IP Holder, SPV Canadian Holdco, any Additional Securitization Entity and any Additional Securitization JV Entity.

“Securitization Entity Indemnities” means all indemnification obligations that the Securitization Entities have to their officers, directors or managers under their Charter Documents.

“Securitization IP” means all of the IP Holder’s right, title and interest in and to all Intellectual Property used in connection with the sale or offering for sale of goods or services under the Domino’s Brand and any Future Brand including, without limitation, all After-Acquired IP Assets and the right to bring an action at law or in equity for any infringement, dilution, or violation of, and to collect all damages, settlement and proceeds relating to, any of the foregoing; provided, however, that the Securitization IP shall not include (i) the Overseas IP, (ii) After-Acquired Overseas IP or (iii) any third-party Intellectual Property except (x) as expressly included in the Securitization IP pursuant to the applicable Pre-Securitization Contribution Agreements, and the Domino’s International Contribution Agreement and (y) as included in any After-Acquired IP Assets.

“Securitization IP License Agreements” means, collectively, the Master Issuer IP License Agreement, the International Franchisor IP License Agreement, the Domestic Franchisor IP License Agreement, the Domestic Distributor IP License Agreement, the Canadian Distributor IP License Agreement and any similar agreement entered into after the Initial Closing Date with respect to the Domino’s Brand or any Future Brand.

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“Securitization Operating Expenses” means all (a) Trustee Fees, (b) Back-Up Manager Fees, (c) Independent Accountant Fees, (d) Organizational Expenses, (e) Rating Agency Fees, (f) Securitization Entity Indemnities and (g) fees incurred by the Securitization Entities in connection with the replacement of the Master Servicer.

“Senior Debt” means the issuance of Indebtedness under the Indenture by the Co-Issuers that by its terms (through its alphabetical designation as “Class A” pursuant to the Series Supplement applicable to such Indebtedness) is senior in the right to receive interest and principal on such Indebtedness to the right to receive interest and principal on any Subordinated Debt.

“Senior Debt Leverage Ratio” means, as of the date of determination, the ratio of (i) the aggregate principal amount of each Series of Senior Notes Outstanding (provided that, with respect to each Series of Class A-1 Senior Notes Outstanding, the aggregate principal amount of each such Series of Senior Notes shall be deemed to be the Class A-1 Senior Notes Maximum Principal Amount for each such Series) to (ii) Historical Consolidated EBITDA as of such date.

“Senior Noteholder” means any Holder of Senior Notes of any Series.

“Senior Notes” means any Series or Class of any Series of Notes issued that are designated as “Class A” and identified as “Senior Notes” in the applicable Series Supplement that constitute Senior Debt.

“Senior Notes Accrued Quarterly Contingent Additional Interest Amount” means, for each Weekly Allocation Date with respect to a Quarterly Collection Period an amount equal to the lesser of (a) the sum of (i) one-tenth of Senior Notes Aggregate Quarterly Contingent Additional Interest for the Interest Period ending in the next succeeding Quarterly Collection Period (except with respect to the first Interest Period after the Initial Closing Date, in which case such amount shall be 6.0% of the Senior Notes Aggregate Quarterly Contingent Additional Interest for such Interest Period) and (ii) the Carryover Senior Notes Accrued Quarterly Contingent Additional Interest Amount for such Weekly Allocation Date and (b) the amount, if any, by which (i) Senior Notes Aggregate Quarterly Contingent Additional Interest for the Interest Period ending in the next succeeding Quarterly Collection Period exceeds (ii) the aggregate amount previously allocated to the Senior Notes Contingent Additional Interest Account with respect to Senior Notes Quarterly Contingent Additional Interest on each preceding Weekly Allocation Date with respect to the Quarterly Collection Period.

“Senior Notes Accrued Quarterly Insured Interest Amount” means, for each Weekly Allocation Date with respect to a Quarterly Collection Period, an amount equal to the lesser of (a) the sum of (i) one-tenth of Senior Notes Aggregate Quarterly Insured Interest for the Interest Period ending in the next succeeding Quarterly Collection Period (except with respect to the first Interest Period after the Initial Closing Date, in which case such amount shall be 6.0% of the Senior Notes Quarterly Insured Interest for such Interest Period), (ii) the Carryover Senior Notes Accrued Quarterly Insured Interest

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Amount for such Weekly Allocation Date and (iii) if such Weekly Allocation Date occurs on or after a Quarterly Payment Date on which amounts are withdrawn from the Senior Notes Interest Account pursuant to Section 5.10(a) of the Base Indenture to cover any Class A-1 Senior Notes Insured Interest Adjustment Amount, the amount so withdrawn (without duplication for amounts previously allocated pursuant to this clause (iii) and (b) the amount, if any, by which (i) Senior Notes Aggregate Quarterly Insured Interest for the Interest Period ending in the next succeeding Quarterly Collection Period exceeds (ii) the aggregate amount previously allocated to the Senior Notes Interest Account with respect to Senior Notes Quarterly Insured Interest on each preceding Weekly Allocation Date with respect to such Quarterly Collection Period.

“Senior Notes Accrued Targeted Principal Payments Amount” means, for each Weekly Allocation Date with respect to any Quarterly Collection Period an amount equal to the lesser of (a) the sum of (i) one-tenth of the Senior Notes Aggregate Targeted Principal Payments for the Quarterly Payment Date in the next succeeding Quarterly Collection Period (except with respect to the first Interest Period after the Initial Closing Date, in which case such amount shall be 6.0% of the Senior Notes Targeted Principal Payments for such Quarterly Payment Date) and (ii) the Carryover Senior Notes Accrued Targeted Principal Payments Amount for such Weekly Allocation Date and (b) the amount, if any, by which (i) the Senior Notes Aggregate Targeted Principal Payments for the Quarterly Payment Date in the next succeeding Quarterly Collection Period exceeds (ii) the aggregate amount previously allocated to the Senior Notes Principal Payments Account with respect to Senior Notes Aggregate Targeted Principal Payments on each preceding Weekly Allocation Date with respect to the Quarterly Collection Period.

“Senior Notes Aggregate Quarterly Contingent Additional Interest” means, for any Interest Period, with respect to all Senior Notes Outstanding, the aggregate amount of Senior Notes Quarterly Contingent Additional Interest accrued on all such Senior Notes with respect to such Interest Period.

“Senior Notes Aggregate Quarterly Insured Interest” means, for any Interest Period, with respect to all Senior Notes Outstanding, the aggregate amount of Senior Notes Quarterly Insured Interest due and payable on all such Senior Notes with respect to such Interest Period.

“Senior Notes Aggregate Targeted Principal Payments” means, for any Quarterly Payment Date, with respect to all Senior Notes Outstanding, the aggregate amount of Senior Notes Targeted Principal Payments due and payable on all such Senior Notes on such Quarterly Payment Date.

“Senior Notes Available Reserve Account Amount” means, as of any date of determination, collectively, the amount on deposit in the Senior Notes Interest Reserve Account and the amount on deposit in the Cash Trap Reserve Account.

“Senior Notes Contingent Additional Interest Account” has the meaning set forth in Section 5.5 of the Base Indenture.

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“Senior Notes Insured Interest Shortfall Amount” has the meaning set forth in Section 5.10(b) of the Base Indenture.

“Senior Notes Interest Account” shall have the meaning set forth in Section 5.5 of the Base Indenture.

“Senior Notes Interest Reserve Account” shall have the meaning set forth in Section 5.2 of the Base Indenture.

“Senior Notes Interest Reserve Account Amount” means, for any Weekly Allocation Date, the aggregate of all amounts required to be on deposit in the Senior Notes Interest Reserve Account on such Weekly Allocation Date pursuant to any Series Supplement.

“Senior Notes Interest Reserve Account Deficit Amount” means, on any Weekly Allocation Date with respect to a Quarterly Collection Period, an amount equal to the amount, if any, by which (a) the Senior Notes Interest Reserve Account Amount exceeds (b) the amount on deposit in the Senior Notes Interest Reserve Account on such date.

“Senior Notes Interest Reserve Step-Down Date” means any date on which any amount on deposit in the Senior Notes Interest Reserve Account is required to be released pursuant to the terms of any Series Supplement.

“Senior Notes Interest Reserve Step-Down Release Amount” means the aggregate amount of funds on deposit in the Senior Notes Interest Reserve Account that are required to be released on any Senior Notes Interest Reserve Step-Down Date pursuant to the terms of any Series Supplement.

“Senior Notes Principal Payments Account” shall have the meaning set forth in Section 5.5 of the Base Indenture.

“Senior Notes Quarterly Contingent Additional Interest” means, for any Interest Period, with respect to any Senior Notes Outstanding, the aggregate amount of interest accrued with respect to such Interest Period on such Senior Notes that is identified as “Senior Notes Quarterly Contingent Additional Interest” in the applicable Series Supplement; provided that if, on any Weekly Allocation Date or other date of determination, the actual amount of any such interest cannot be ascertained, an estimate of such interest shall be used to calculate the Senior Notes Quarterly Contingent Additional Interest for such Weekly Allocation Date or other date of determination in accordance with the terms and provisions of the applicable Series Supplement; provided further that any amount identified as “Senior Notes Quarterly Insured Interest” in any Series Supplement shall under no circumstances be deemed to constitute “Senior Notes Quarterly Contingent Additional Interest”.

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“Senior Notes Quarterly Contingent Additional Interest Amount” means the aggregate amount of all accrued but unpaid Senior Notes Quarterly Contingent Additional Interest.

“Senior Notes Quarterly Insured Interest” means, for any Interest Period, (a) with respect to any Senior Notes Outstanding, the aggregate amount of interest due and payable, with respect to such Interest Period, on such Senior Notes that is identified as “Senior Notes Quarterly Insured Interest” in the applicable Series Supplement plus (b) with respect to any Class A-1 Senior Notes Outstanding, the aggregate amount of any letter of credit fees due and payable, with respect to such Interest Period, on such Class A-1 Senior Notes pursuant to the applicable Variable Funding Note Purchase Agreement that are identified as “Senior Notes Quarterly Insured Interest” in the applicable Series Supplement; provided that if, on any Weekly Allocation Date or other date of determination, the actual amount of any such interest or letter of credit fees cannot be ascertained, an estimate of such interest or letter of credit fees shall be used to calculate the Senior Notes Quarterly Insured Interest for such Weekly Allocation Date or other date of determination in accordance with the terms and provisions of the applicable Series Supplement; provided further that any amount identified as “Senior Notes Quarterly Contingent Additional Interest,” “Class A-1 Senior Notes Administrative Expenses,” “Class A-1 Senior Notes Quarterly Commitment Fees” or “Class A-1 Senior Notes Other Amounts” in any Series Supplement shall under no circumstances be deemed to constitute “Senior Notes Quarterly Insured Interest.”

“Senior Notes Targeted Principal Payments” means, with respect to any Class of Senior Notes Outstanding, any Targeted Principal Payments with respect to such Class of Senior Notes.

“Series Account” means any account or accounts established pursuant to a Series Supplement for the benefit of a Series of Notes (or any Class thereof).

“Series Adjusted Repayment Date” means, with respect to any series of Notes, the “Adjusted Repayment Date” as set forth in the related Series Supplement, which shall be the Series Anticipated Repayment Date for such Series of Notes, as adjusted pursuant to the terms of the applicable Series Supplement.

“Series Anticipated Repayment Date” means, with respect to any Series of Notes, the “Anticipated Repayment Date” set forth in the related Series Supplement.

“Series Closing Date” means, with respect to any Series of Notes, the date of issuance of such Series of Notes, as specified in the applicable Series Supplement.

“Series Distribution Account” means, with respect to any Series of Notes or any Class of any Series of Notes, an account established to receive distributions to be paid to the Noteholders of such Class or such Series of Notes pursuant to the applicable Series Supplement.

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“Series Legal Final Maturity Date” means, with respect to any Series, the “Legal Final Maturity Date” set forth in the related Series Supplement.

“Series of Notes” or “Series” means each series of Notes issued and authenticated pursuant to the Base Indenture and the applicable Series Supplement.

“Series Supplement” means a supplement to the Base Indenture complying (to the extent applicable) with the terms of Section 2.3 of the Base Indenture.

“Serviced Funds” shall have the meaning set forth in the DNAF Servicing Agreement.

“Servicing Standard” shall have the meaning set forth in the Master Servicing Agreement.

“Specified Bankruptcy Opinion Provisions” means the provisions contained in the legal opinions delivered in connection with the issuance of each Series of Notes relating to the non-substantive consolidation of the Securitization Entities with any of Holdco, Intermediate Holdco, DPL, DNAF, Domino’s International, PMC LLC, the Veggie Processor, the Canadian Holdco, the Canadian Manufacturer, the Overseas GP, the Overseas LP, the Overseas IP Holder or the Overseas Franchisor.

“Specified Countries” shall have the meaning set forth in Section 8.25(d) of the Base Indenture.

“SPV Canadian Holdco” means Domino’s SPV Canadian Holding Company Inc., a Delaware corporation, and its successors and assigns.

“SPV Canadian Holdco By-Laws” means the by-laws of SPV Canadian Holdco, as amended, supplemented or otherwise modified from time to time.

“SPV Canadian Holdco Certificate of Incorporation” means the certificate of incorporation of SPV Canadian Holdco, filed with the Secretary of State of Delaware on April 16, 2007, as amended, supplemented or otherwise modified from time to time.

“SPV Canadian Holdco Charter Documents” means the SPV Canadian Holdco Certificate of Incorporation and the SPV Canadian Holdco By-Laws.

“SPV Guarantor” means Domino’s SPV Guarantor LLC, a Delaware limited liability company, and its successors and assigns.

“SPV Guarantor Certificate of Formation” means the certificate of formation of the SPV Guarantor, dated as of March 2, 2007, as amended, supplemented or otherwise modified from time to time.

“SPV Guarantor Charter Documents” means the SPV Guarantor Certificate of Formation and the SPV Guarantor Operating Agreement.

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“SPV Guarantor Contribution Agreement” means the SPV Guarantor Contribution Agreement, dated as of April 16, 2007, by and between the SPV Guarantor and the Master Issuer, as amended, supplemented or otherwise modified from time to time.

“SPV Guarantor Operating Agreement” means the Amended and Restated Limited Liability Company Agreement of the SPV Guarantor, dated as of April 16, 2007, as further amended, supplemented or otherwise modified from time to time.

“Store” means any Domino’s® Brand store, any Future Brand store or any store operating under more than one of the foregoing brands that is subject to a Franchise Arrangement, the Company-Owned Stores Master License Agreement or an Overseas Franchise Arrangement, including “alternative store” locations.

“Subclass” means, with respect to any Class of any Series of Notes, any one of the subclasses of Notes of such Class as specified in the applicable Series Supplement.

“Subordinated Debt” means any issuance of Indebtedness under the Indenture by the Co-Issuers that by its terms (through its alphabetical designation as “Class B” through “Class Z” pursuant to the Series Supplement applicable to such Indebtedness) subordinates the right to receive interest and principal on such Indebtedness to the right to receive interest and principal on any Senior Notes.

“Subordinated Debt Provisions” means, with respect to the issuance of any Series of Notes that includes Subordinated Debt, the terms of such Subordinated Debt shall include the following provisions: (a) the Series Anticipated Repayment Date for such Subordinated Debt shall not be earlier than the fifth anniversary of the Series Closing Date with respect to such Subordinated Debt, (b) if there is an Extension Period in effect with respect to the Senior Debt issued on the Initial Closing Date, the principal of any Subordinated Debt shall not be permitted to be repaid out of the Priority of Payments unless such Senior Debt is no longer Outstanding, (c) if the Senior Debt issued on the Initial Closing Date is refinanced on or prior to the Series Adjusted Repayment Date of such Senior Debt and any such Subordinated Debt having a Series Adjusted Repayment Date on or before the Series Adjusted Repayment Date of such Senior Debt is not refinanced on or prior to the Series Adjusted Repayment Date of such Senior Debt, such Subordinated Debt shall begin to amortize on the date that the Senior Debt is refinanced pursuant to a targeted principal payment schedule to be set forth in the applicable Series Supplement, (d) if the Senior Debt issued on the Initial Closing Date is not refinanced on or prior to the Quarterly Payment Date following the seventh anniversary of the Initial Closing Date, such Subordinated Debt shall not be permitted to be refinanced and (e) any and all Liens on the Collateral created in favor of any holder of Subordinated Debt in connection with the issuance thereof shall be expressly junior in priority to all Liens on the Collateral in favor any holder of Senior Debt.

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“Subordinated Notes” means any Series or Class of any Series of Notes that are identified as “Subordinated Notes” in the applicable Series Supplement that constitute Subordinated Debt.

“Subordinated Notes Accrued Quarterly Contingent Additional Interest Amount” means, for each Weekly Allocation Date with respect to a Quarterly Collection Period an amount equal to the lesser of (a) the sum of (i) one-tenth of the Subordinated Notes Aggregate Quarterly Contingent Additional Interest Amount for the Interest Period ending in the next succeeding Quarterly Collection Period (except with respect to the first Interest Period after the Initial Closing Date, in which case such amount shall be 6.0% of the Subordinated Notes Aggregate Quarterly Contingent Additional Interest Amount for such Interest Period) and (ii) the Carryover Subordinated Notes Accrued Quarterly Contingent Additional Interest Amount for such Weekly Allocation Date and (b) the amount, if any, by which (i) the Subordinated Notes Aggregate Quarterly Contingent Additional Interest Amount for the Interest Period ending in the next succeeding Quarterly Collection Period exceeds (ii) the aggregate amount previously allocated to Subordinated Notes Contingent Additional Interest Account with respect to Subordinated Notes Quarterly Contingent Additional Interest on each preceding Weekly Allocation Date with respect to the Quarterly Collection Period.

“Subordinated Notes Accrued Quarterly Interest Amount” means, for each Weekly Allocation Date with respect to a Quarterly Collection Period an amount equal to the lesser of (a) the sum of (i) one-tenth of Subordinated Notes Aggregate Quarterly Interest for the Interest Period ending in the next succeeding Quarterly Collection Period (except with respect to the first Interest Period after the Initial Closing Date, in which case such amount shall be 6.0% of the Subordinated Notes Aggregate Quarterly Interest for such Interest Period) and (ii) the Carryover Subordinated Notes Accrued Quarterly Interest Amount for such Weekly Allocation Date and (b) the amount, if any, by which (i) Subordinated Notes Aggregate Quarterly Interest for the Interest Period ending in the next succeeding Quarterly Collection Period exceeds (ii) the aggregate amount previously allocated to the Subordinated Notes Interest Account with respect to Subordinated Notes Quarterly Interest on each preceding Weekly Allocation Date with respect to the Quarterly Collection Period.

“Subordinated Notes Accrued Targeted Principal Payments Amount” means, for each Weekly Allocation Date with respect to any Quarterly Collection Period an amount equal to the lesser of (a) the sum of (i) one-tenth of the Subordinated Notes Accrued Aggregate Targeted Principal Payments for the Quarterly Payment Date in the next succeeding Quarterly Collection Period (except with respect to the first Interest Period after the Initial Closing Date, in which case such amount shall be 6.0% of the Subordinated Notes Aggregate Targeted Principal Payments for such Quarterly Payment Date) and (ii) the Carryover Subordinated Notes Accrued Targeted Principal Payments Amount for such Weekly Allocation Date and (b) the amount, if any, by which (i) the Subordinated Notes Aggregate Targeted Principal Payments for the Quarterly Payment Date in the next succeeding Quarterly Collection Period exceeds (ii) the aggregate amount previously allocated to the Subordinated Notes Principal Payments Account with respect to Subordinated Notes Aggregate Targeted Principal Payments on each preceding Weekly Allocation Date with respect to the Quarterly Collection Period.

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“Subordinated Notes Aggregate Quarterly Contingent Additional Interest Amount” means, for any Interest Period, with respect to all Subordinated Notes Outstanding, the aggregate amount of Subordinated Notes Quarterly Contingent Additional Interest accrued on all such Subordinated Notes with respect to such Interest Period.

“Subordinated Notes Aggregate Quarterly Interest” means, for any Interest Period, with respect to all Subordinated Notes Outstanding, the aggregate amount of Subordinated Notes Quarterly Interest due and payable on all such Subordinated Notes with respect to such Interest Period.

“Subordinated Notes Aggregate Targeted Principal Payments” means, for any Quarterly Payment Date, with respect to all Subordinated Notes Outstanding, the aggregate amount of Subordinated Notes Targeted Principal Payments due and payable on all such Subordinated Notes on such Quarterly Payment Date.

“Subordinated Notes Contingent Additional Interest Account” shall have the meaning set forth in Section 5.5 of the Base Indenture.

“Subordinated Notes Interest Account” shall have the meaning set forth in Section 5.5 of the Base Indenture.

“Subordinated Notes Interest Shortfall Amount” shall have the meaning set forth in Section 5.10(h) of the Base Indenture.

“Subordinated Notes Principal Payments Account” shall have the meaning set forth in Section 5.5 of the Base Indenture.

“Subordinated Notes Quarterly Contingent Additional Interest” means, for any Interest Period, with respect to any Class of Subordinated Notes Outstanding, the aggregate amount of interest accrued with respect to such Interest Period on each such Class of Subordinated Notes that is identified as “Subordinated Notes Quarterly Contingent Additional Interest” in the applicable Series Supplement; provided that if, on any Weekly Allocation Date or other date of determination, the actual amount of any such interest cannot be ascertained, an estimate of such interest shall be used to calculate the Subordinated Notes Quarterly Contingent Additional Interest for such Weekly Allocation Date or other date of determination in accordance with the terms and provisions of the applicable Series Supplement; provided further that any amount identified as “Subordinated Notes Quarterly Interest” in any Series Supplement shall under no circumstances be deemed to constitute “Subordinated Notes Quarterly Contingent Additional Interest”.

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“Subordinated Notes Quarterly Contingent Additional Interest Amount” means the aggregate amount of all accrued but unpaid Subordinated Notes Quarterly Contingent Additional Interest owed on the Subordinated Notes.

“Subordinated Notes Quarterly Interest” means, for any Interest Period, with respect to any Class of Subordinated Notes Outstanding, the aggregate amount of interest due and payable, with respect to such Interest Period, on such Class of Subordinated Notes that is identified as “Subordinated Notes Quarterly Interest” in the applicable Series Supplement; provided that if, on any Weekly Allocation Date or other date of determination, the actual amount of any such interest, fees or expenses cannot be ascertained, an estimate of such interest, fees or expenses shall be used to calculate the Subordinated Notes Quarterly Interest for such Weekly Allocation Date or other date of determination in accordance with the terms and provisions of the applicable Series Supplement; provided further that any amount identified as “Subordinated Notes Quarterly Contingent Additional Interest” in any Series Supplement shall under no circumstances be deemed to constitute “Subordinated Notes Quarterly Interest”.

“Subordinated Notes Targeted Principal Payments” means, with respect to any Class of Subordinated Notes Outstanding, any Targeted Principal Payments with respect to such Class of Subordinated Notes.

“Subsidiary” means, with respect to any Person (herein referred to as the “parent”), any corporation, partnership, limited liability company, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held by the parent or (b) that is, at the time any determination is being made, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary Guarantors” means the Domestic Franchisor, the International Franchisor, the Canadian Distributor and any Additional Subsidiary Guarantor.

“Supplement” means a supplement to the Base Indenture complying (to the extent applicable) with the terms of Article XII of the Base Indenture.

“Supplemental Master Servicing Fee” means for each Weekly Allocation Date with respect to any Quarterly Collection Period the amount, approved by the Control Party in its sole discretion, by which (i) the expenses incurred or other amounts charged by the Master Servicer since the beginning of such Quarterly Collection Period in connection with the performance of the Master Servicer’s obligations under the Master Servicing Agreement exceed (ii) the Weekly Master Servicing Fees received and to be received by the Master Servicer from the Master Issuer on such Weekly Allocation Date and each preceding Weekly Allocation Date with respect to such Quarterly Collection Period.

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“Swap Agreement” means one or more interest rate swap contracts, interest rate cap agreements or similar contracts entered into by the Co-Issuers in connection with the issuance of a Series of Notes, as specified in the applicable Series Supplement, providing limited protection against interest rate risks.

“System” means the system of Domino’s Brand Stores.

“Targeted Principal Payments” means, with respect to any Series or any Class of any Series of Notes, any payments scheduled to be made pursuant to the applicable Series Supplement that reduce the amount of principal Outstanding with respect to such Series or Class on a periodic basis that are identified as “Targeted Principal Payments” in the applicable Series Supplement.

“Tax” means (i) any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, environmental, customs duties, capital stock, profits, documentary, property, franchise, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, or other tax of any kind whatsoever, including any interest, penalty, fine, assessment or addition thereto and (ii) any transferee liability in respect of any items described in clause (i) above.

“Tax Lien Reserve Amount” means any funds contributed by Domino’s International to the SPV Guarantor to satisfy Liens filed by the Internal Revenue Service pursuant to Section 6323 of the Code against any Securitization Entity.

“Tax Opinion” means an opinion of tax counsel of nationally recognized standing in the United States experienced in such matters to be delivered in connection with the issuance of each new Series of Notes to the effect that, for United States federal income tax purposes, (a) the issuance of such new Series of Notes will not affect adversely the United States federal income tax characterization of any Series of Notes Outstanding or Class thereof that was (based upon an Opinion of Counsel) treated as debt at the time of their issuance, (b) except with respect to the International Franchisor, the SPV Canadian Holdco and any Additional Securitization Entity (including Additional Securitization Entities organized with the consent of the Control Party pursuant to Section 8.34(b) of the Base Indenture) that will be treated as a corporation for United States federal income tax purposes, each of the U.S. Co-Issuers, each other U.S. Securitization Entity and each other direct or indirect U.S. Subsidiary of the Master Issuer (i) has been at all times since formation and will as of the date of issuance be treated as a disregarded entity and (ii) has not been at any time since formation and will not as of the date of issuance be classified as a corporation or as an association taxable as a corporation or publicly traded partnership taxable as a corporation and (c) such new Series of Notes will as of the date of issuance be treated as debt.

“Tax Payment Deficiency” means any Tax liability of Holdco (including Taxes imposed under Treasury regulation Section 1.1502-6 (or any similar provision of state, local or foreign law)) attributable to the operations of the Securitization Entities or their direct or indirect Subsidiaries that cannot be satisfied by Holdco from its available funds.

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“Third-Party License Agreements” means, collectively all New Third-Party License Agreements and all Existing Third Party License Agreements.

“Third-Party License Fees” means all amounts due to any Securitization Entity under or in connection with any Third-Party License Agreement.

“Third-Party Licensee” means any Person party to a Third-Party License Agreement who licenses any Domino’s IP from a Securitization Entity.

“Third-Party Matching Expenses” means any amounts (i) collected by the Master Issuer or any of its direct or indirect Subsidiaries where such amounts are being collected by such entity on behalf of a third party (other than any other Domino’s Entity) or (ii) collected by the Master Issuer or any of its direct or indirect Subsidiaries which are matched to a payable due to a third party (other than any other Domino’s Entity).

“Third-Party Supply Agreements” means, collectively, all Existing Third-Party Supply Agreements, all New Third-Party Supply Agreements and all Existing Canadian Third-Party Supply Agreements.

“Trademarks” means all United States, state and non-U.S. trademarks, service marks, trade names, trade dress, designs, logos, slogans and other indicia of source or origin, whether registered or unregistered, pending registrations and applications to register the foregoing, and all goodwill of any business associated or connected therewith or symbolized thereby.

“Trust Officer” means any officer within the corporate trust department of the Trustee, including any Vice President, Assistant Vice President or Assistant Treasurer of the Corporate Trust Office, or any trust officer, or any officer customarily performing functions similar to those performed by the person who at the time shall be such officers, in each case having direct responsibility for the administration of this Indenture, and also any officer to whom any corporate trust matter is referred because of his knowledge of and familiarity with a particular subject, or any successor thereto responsible for the administration of the Indenture.

“Trustee” means the party named as such in the Indenture until a successor replaces it in accordance with the applicable provisions of the Indenture and thereafter means the successor serving thereunder.

“Trustee Fees” means the fees payable by the Co-Issuers to the Trustee pursuant to the fee letter between the Co-Issuers and the Trustee and all expenses and indemnities payable by the Co-Issuers to the Trustee pursuant to the Indenture, including, without limitation, any expenses incurred by the Trustee in connection with any inspection pursuant to Section 8.6 of the Base Indenture.

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“U.S. Government Obligations” means direct obligations of the United States of America, or any agency or instrumentality thereof for the payment of which the full faith and credit of the United States of America is pledged as to full and timely payment of such obligations.

“UCC” means the Uniform Commercial Code as in effect from time to time in the specified jurisdiction or any applicable jurisdiction, as the case may be.

“Uninsured Senior Notes” means any Class or Series of Senior Notes the payment of interest on, or principal of, which is not insured or guaranteed by an Insurer in whole or in part.

“United States” or “U.S.” means the United States of America, its fifty states and the District of Columbia.

“Variable Funding Note Purchase Agreement” means any note purchase agreement entered into by the Co-Issuers in connection with the issuance of Class A-1 Senior Notes that is identified as a “Variable Funding Note Purchase Agreement” in the applicable Series Supplement.

“Veggie Processor” means Progressive Food Solutions LLC, a Michigan limited liability company, and its successors and assigns.

“Venezuelan Royalties Concentration Account” means the account maintained in the name of the Master Issuer or the International Franchisor and pledged to the Trustee into which the Master Servicer causes Collections collected in Venezuela to be deposited or any successor account established for the Master Issuer or the International Franchisor by the Master Servicer for such purpose pursuant to the Base Indenture and the Master Servicing Agreement, including any money market accounts related thereto into which funds are transferred for investment purposes pursuant to Section 5.1(b) of the Base Indenture.

“VFN Fee Letter” has the meaning set forth in each applicable Variable Funding Note Purchase Agreement.

“Weekly Advertising Fee Adjustment Amount” means, for any Weekly Collection Period, the result (whether a positive or negative number) of (a) the Actual Weekly Advertising Fee Amount for such Weekly Collection Period minus (b) the aggregate of the Estimated Daily Advertising Fee Amounts for such Weekly Collection Period.

“Weekly Aggregate Extension Prepayment Amount” means, with respect to all Classes of Notes Outstanding, the aggregate amount of all Weekly Extension Principal Prepayments due to be repaid on each such Class of Notes in accordance with the applicable Series Supplement.

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“Weekly Allocation Date” means, with respect to each Quarterly Collection Period, the fifth Business Day after the last day of each Weekly Collection Period which occurs in such Quarterly Collection Period, commencing on April 26, 2007; provided, however, that with respect to any Weekly Allocation Date occurring during a calendar week in which there are fewer than five Business Days, such Weekly Allocation Date shall be the fourth Business Day after the last day of the Weekly Collection Period immediately preceding such Weekly Allocation Date.

“Weekly Collection Period” means the period from and including each Monday and ending on and including the next succeeding Sunday, commencing with the period from and including the Initial Closing Date to and including April 22, 2007.

“Weekly Collections” means all Collections received during any Weekly Collection Period.

“Weekly Distribution Costs Amount” means, with respect to each Weekly Allocation Date, an amount equal to all operating expenses of the Master Servicer incurred in respect of the provision of the Distribution Services for which the Master Servicer or the Canadian Manufacturer is reimbursed or paid during the Weekly Collection Period immediately preceding such Weekly Allocation Date in accordance with the Master Servicing Agreement.

“Weekly Distributor Profit Amount” means, with respect to any Monthly Distributor Profit Period, (a) on the third Weekly Allocation Date to occur in such Monthly Distributor Profit Period, an amount equal to the lesser of (i) the sum of (A) the Estimated Weekly Distributor Profit Amount for the Weekly Collection Period immediately preceding such Weekly Allocation Date and (B) the Monthly Distributor Profit Adjustment Amount, if any, with respect to the immediately preceding Monthly Distributor Profit Period and (ii) the amount actually on deposit in the Distribution Concentration Accounts on such Weekly Allocation Date and (b) on each other Weekly Allocation Date to occur in such Monthly Distributor Profit Period, an amount equal to the lesser of (i) the Estimated Weekly Distributor Profit Amount for the Weekly Collection Period immediately preceding such Weekly Allocation Date and (ii) the amount actually on deposit in the Distribution Concentration Accounts on such Weekly Allocation Date; provided that to the extent that (1) the amount in clause (a)(ii) above is less than the amount in clause (a)(i) above or (2) the amount in clause (b)(ii) above is less than the amount in clause (b)(i) above for any Weekly Allocation Date, the amount of any such difference (the “Weekly Distributor Profit Deficiency Amount”) (or the portion thereof that has not been previously allocated to the Collection Account) shall be added to the Weekly Distributor Profit Amount for each succeeding Weekly Allocation Date until the Weekly Distributor Profit Deficiency Amount has been allocated to the Collection Account.

“Weekly Distributor Profit Deficiency Amount” has the meaning set forth in the definition of “Weekly Distributor Profit Amount.”

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“Weekly Extension Principal Prepayments” means, with respect to any Series or any Class of any Series of Notes, any payments required to be made with respect to any Extension Period pursuant to the applicable Series Supplement that reduce the amount of principal Outstanding with respect to such Series or Class that are identified as “Weekly Extension Principal Prepayments” in the applicable Series Supplement.

“Weekly Master Servicing Amount” means for each Weekly Allocation Date with respect to any Quarterly Collection Period an amount equal to the quotient of (a) an amount equal to the sum of (i) $20,500,000 plus (ii) $500,000 for every 100 Open Domino’s Stores located in the contiguous United States as of the last day of the immediately preceding Quarterly Collection Period plus (iii) 2% of the sum of clauses (i) and (ii) above as of each anniversary of the Initial Closing Date (the “Inflation Adjustment Amount”) and (b) 52; provided, however, that that if (x) the sum of (A) the QCP Cumulative Weekly Master Servicing Amount with respect to such Weekly Allocation Date and (B) the Weekly Master Servicing Amount owed with respect to such Weekly Allocation Date is greater than (y) the QCP Cumulative Retained Collections Amount with respect to such Weekly Allocation Date, then the Weekly Master Servicing Amount owed with respect to such Weekly Allocation Date shall be reduced by the lesser of (A) the Inflation Adjustment Amount as applicable to such Weekly Allocation Date and (B) the amount equal to the excess of (1) the QCP Cumulative Weekly Master Servicing Amount with respect to such Weekly Allocation Date over (2) the QCP Cumulative Retained Collections Amount with respect to such Weekly Allocation Date.

“Weekly Master Servicing Fee” means for each Weekly Allocation Date with respect to any Quarterly Collection Period an amount equal to the sum of (a) the Weekly Master Servicing Amount and (b) the Weekly Distribution Costs Amount.

“Weekly Servicer’s Certificate” has the meaning specified in Section 4.1(a) of the Base Indenture.

“Welfare Plan” means a “welfare plan” as such term is defined in Section 3(l) of ERISA.

“written” or “in writing” means any form of written communication, including, without limitation, by means of telex, telecopier device, telegraph or cable.

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EXHIBIT A

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Weekly Servicer’s Certificate

Weekly Allocation Date		1
Dates / Periods

Next Quarterly Payment Date

Quarterly Collection Period
Beginning Date
Ending Date

Weekly Collection Period
Beginning Date
Ending Date

Weekly Allocation Date

Collections and Retained Collections

Weekly Collection Period		1
Collections
Franchisee Payments	$
Domestic Continuing Franchise Fees	$
International Continuing Franchise Fees	$
Initial Franchise Fees	$
Other Franchise Fees	$
PULSE Maintenance Fees	$
PULSE License Fees	$
Franchisee Insurance Proceeds	$
Other Franchisee Payments	$
Company-Owned Stores License Fees	$
Third-Party License Fees	$
Product Purchase Payments	$
Co-Issuers Insurance Proceeds	$
Asset Disposition Proceeds	$
Excluded Amounts	$
Other Collections	$
Overseas Payments	$
Investment Income	$

Total Collections during Weekly Collection Period	$

LESS: Excluded Amounts	$
Advertising Fees	$
Company-Owned Stores Advertising Fees	$
Product Purchase Payments	$
Other Excluded Amounts	$
Bank Account Expenses	$
PLUS: Weekly Distributor Profit Amount	$
Retained Collections Contributions	$

Retained Collections during Weekly Collection Period	$

Indemnification Payments received during Weekly Collection Period	$

Estimated Amounts for Weekly Collection Period

Estimated Daily Advertising Fee Amount	$
Estimated Weekly Distributor Profit Amount	$

Fees, Expenses and Debt Service

Fees and expenses payable on Weekly Allocation Date
Weekly Master Servicing Amount	$
Master Servicer Advances Reimbursement Amount	$
PULSE Maintenance Fees	$
Post-Default Capped Trustee Expense Amounts	$
Capped Securitization Operating Expenses Amount	$
Insurer Expenses Amounts	$
Insurer Reimbursements Amounts	$
Capped Class A-1 Senior Notes Administrative Expenses Amount	$
Supplemental Master Servicing Fee	$
Excess Securitization Operating Expenses Amount	$
Excess Class A-1 Senior Notes Administrative Expenses Amount	$

	Weekly Allocation Date		1
Class A-1 Senior Notes Other Amounts		$
Accrued amounts related to Notes
Senior Notes Accrued Quarterly Insured Interest Amount		$
Accrued Insurer Premiums Amount		$
Class A-1 Senior Notes Accrued Quarterly Commitment Fee Amount		$
Senior Notes Interest Reserve Account Deficit Amount		$
Senior Notes Accrued Targeted Principal Payments Amount		$
Subordinated Notes Accrued Quarterly Interest Amount		$
Subordinated Notes Accrued Targeted Principal Payments Amount		$
Senior Notes Accrued Quarterly Contingent Additional Interest Amount		$
Class A-1 Senior Notes Accrued Quarterly Uninsured Interest Amount		$
Subordinated Notes Accrued Quarterly Contingent Additional Interest Amount		$
Weekly Aggregate Extension Prepayment Amount		$
Principal Balances
Series 2007-1 Class A-1 Advance Notes outstanding
Outstanding as of Prior Weekly Allocation Date		$
Outstanding as of Current Weekly Allocation Date		$
Series 2007-1 Class A-1 Swingline Notes outstanding
Outstanding as of Prior Weekly Allocation Date		$
Outstanding as of Current Weekly Allocation Date		$
Series 2007-1 Class A-1 L/C Notes outstanding
Outstanding as of Prior Weekly Allocation Date		$
Outstanding as of Current Weekly Allocation Date		$
Series 2007-1 Class A-2 Notes Outstanding Principal Amount
Outstanding as of Prior Weekly Allocation Date		$
Outstanding as of Current Weekly Allocation Date		$
Series 2007-1 Class M-1 Notes Outstanding Principal Amount
Outstanding as of Prior Weekly Allocation Date		$
Outstanding as of Current Weekly Allocation Date		$
Weekly Allocation of Funds

Funds Available

Weekly Collection Period			1
Retained Collections		$
Indemnification Payments		$
Triggers
Cash Trapping Percentage			N/A
Rapid Amortization Period			N/A
Weekly Allocation
Weekly Collection Period			1

i.	Indemnification Payments to Senior Notes Principal Payments Account or Subordinated Notes Principal Payments Account	$
ii.	Payments to Master Servicer:
	a. Weekly Master Servicing Amount b. Master Servicer Advances Reimbursement Amount c. PULSE Maintenance Fees	$ $ $
iii.	a. Capped Securitization Operating Expenses Amount to Master Issuer b. Post-Default Capped Trustee Expenses Amount to Trustee	$ $
iv.	Senior Notes Accrued Quarterly Insured Interest Amount allocated to Senior Notes Interest Account	$
v.	Accrued Insurer Premiums Amount allocated to Insurer Premiums Account	$
vi.	Class A-1 Senior Notes Accrued Quarterly Commitment Fee Amount allocated to Class A-1 Senior Notes Commitment Fees Account	$
vii.	Insurer Expenses Amount paid to each Insurer	$
viii.	Insurer Reimbursements Amount paid to each Insurer	$
ix.	Capped Class A-1 Senior Notes Administrative Expenses Amount to Class A-1 Administrative Agent	$
x.	Senior Notes Interest Reserve Account Deficit Amount to Senior Notes Interest Reserve Account	$
xi.	Supplemental Master Servicing Fee paid to the Master Servicer	$
xii.	Cash Trapping Amount to Cash Trap Reserve Account	$
xiii.	If Rapid Amortization Period, all remaining funds to Senior Notes Principal

		Weekly Allocation Date		1
		Payments Account	$
xiv.		Senior Notes Accrued Targeted Principal Payments Amount allocated to Senior Notes Principal Payments Account	$
xv.		Excess Securitization Operating Expenses Amount to Master Issuer	$
xvi.		Excess Class A-1 Senior Notes Administrative Expenses Amount to Class A-1 Administrative Agent	$
xvii.		Class A-1 Senior Notes Other Amounts to Class A-1 Administrative Agent	$
xviii.		Subordinated Notes Accrued Quarterly Interest Amount allocated to Subordinated Notes Interest Account	$
xix.		If Rapid Amortization Period, all remaining funds allocated to Subordinated Notes Principal Payments Account	$
xx.		Subordinated Notes Accrued Targeted Principal Payments Amount allocated to Subordinated Notes Principal Payments Account	$
xxi.	a.	Senior Notes Accrued Quarterly Contingent Additional Interest Amount allocated to Senior Notes Contingent Additional Interest Account	$
	b.	Class A-1 Senior Notes Accrued Quarterly Uninsured Interest Amount allocated to Senior Notes Contingent Additional Interest Account	$
xxii.	a.	Senior Notes Quarterly Contingent Additional Interest Amount allocated to Senior Notes Contingent Additional Interest Account	$
	b.	Class A-1 Senior Notes Quarterly Uninsured Interest Amount allocated to Senior Notes Contingent Additional Interest Account	$
xxiii.		If no Rapid Amortization Event, Subordinated Notes Accrued Quarterly Contingent Additional Interest Amount allocated to Subordinated Notes Contingent Additional Interest Account	$
xxiv.		If during Rapid Amortization Event, Subordinated Notes Quarterly Contingent Additional Interest Amount allocated to Subordinated Notes Contingent Additional Interest Account	$
xxv.		Weekly Aggregate Extension Prepayment Amount allocated to the Senior Notes Principal Payments Account or Subordinated Notes Principal Payments Account	$
xxvi.		Residual Amount allocated to Residual Amounts Account	$
xxvii.		Residual Amount and all funds allocated to Residual Amounts Account to Master Issuer	$
xxviii.		Residual Amount	$

Series Allocations

Weekly Collection Period				1
(a) Indemnification Payments
		Allocated to Series 2007-1 Class A-1 Notes	$
		Allocated to Series 2007-1 Class A-2 Notes	$
		Allocated to Series 2007-1 Class M-1 Notes	$
(b) Senior Notes Accrued Quarterly Insured Interest Amount
		Series 2007-1 Class A-1 Quarterly Interest	$
		Series 2007-1 Class A-2 Quarterly Interest	$
(c) Accrued Insurer Premiums Amount
		Series 2007-1 Insurer Premiums	$
(d) Class A-1 Senior Notes Accrued Quarterly Commitment Fee Amounts
		Series 2007-1 Class A-1 Quarterly Commitment Fees	$
(e) Insurer Expenses Amounts
		Series 2007-1 Insurer Expenses	$
(f) Insurer Reimbursement Amounts
		Series 2007-1 Insurer Reimbursements	$
(g) Capped Class A-1 Senior Notes Administrative Expenses Amounts
		Series 2007-1 Class A-1 Administrative Expenses	$
(h) Senior Notes Interest Reserve Account Deficit Amount
		Series 2007-1 Senior Notes Interest Reserve Account Deficit Amount	$
(i) Cash Trapping Amount
		Series 2007-1 Cash Trapping Amount	$
(j) Allocation of funds for payment of principal on Senior Notes following Rapid Amortization Event
		Allocated to Series 2007-1 Class A-1 Notes	$
		Allocated to Series 2007-1 Class A-2 Notes	$
(l) Class A-1 Senior Notes Other Amounts
		Series 2007-1 Class A-1 Other Amounts	$
(m) Subordinated Notes Accrued Quarterly Interest Amounts
		Series 2007-1 Class M-1 Quarterly Interest	$
(n) Allocation of funds for payment of principal on Subordinated Notes following Rapid Amortization Event
		Allocated to Series 2007-1 Class M-1 Notes	$
(p) Senior Notes Quarterly Contingent Additional Interest Amounts
		Series 2007-1 Class A-1 Quarterly Contingent Additional Interest	$
		Series 2007-1 Class A-2 Quarterly Contingent Additional Interest	$
(q) Class A-1 Senior Notes Quarterly Uninsured Interest Amount
		Series 2007-1 Class A-1 Notes Quarterly Uninsured Interest	$

	Weekly Allocation Date		1
(r)	Subordinated Notes Accrued Quarterly Contingent Additional Interest Amounts
	Series 2007-1 Class M-1 Quarterly Contingent Additional Interest	$
(s)	Weekly Aggregate Extension Prepayment Amount
	Series 2007-1 Weekly Aggregate Extension Prepayment Amount	$

Reserve Account Amounts Related to Series 2007-1 Notes

Weekly Collection Period		1
Available Senior Notes Interest Reserve Account Amount Prior to Current Weekly Allocation Date	$
Less Withdrawals Related to:
Senior Notes Aggregate Quarterly Insured Interest	$
Insurer Premiums	$
Class A-1 Senior Notes Aggregate Quarterly Commitment Fees	$
Senior Notes Interest Reserve Step-Down Release Amount	$
Withdrawal related to Legal Final Maturity Date	$
Plus Deposits Related to:
Senior Notes Interest Reserve Account Deficit Amount deposited pursuant to (10) of Priority of Payments	$

Available Senior Notes Interest Reserve Account Amount as of Current Weekly Allocation Date	$
Available Cash Trap Reserve Account Amount Prior to Current Weekly Allocation Date	$
Less Withdrawals Related to:
Senior Notes Aggregate Quarterly Insured Interest	$
Insurer Premiums	$
Class A-1 Senior Notes Aggregate Quarterly Commitment Fees	$
Subordinated Notes Aggregate Quarterly Interest	$
Cash Trapping Release Amount	$
Amount withdrawn following Rapid Amortization Event	$
Withdrawal related to Adjusted Repayment Date	$
Plus Deposits:
Cash Trapping Amounts deposited pursuant to (12) of Priority of Payments	$

Available Cash Trap Reserve Account Amount as of Current Weekly Allocation Date	$

EXHIBIT B

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Servicer’s Certificate

For the Quarterly Collection Period starting on
and ending on

Dates / Periods
Quarterly Payment Date

Quarterly Collection Period
Beginning Date
Ending Date

System Performance
Domestic

	Franchise	Company-Owned	Total Domestic
Open Stores at end of prior Quarterly Collection Period

Store Openings during Quarterly Collection Period
Permanent Store Closures during Quarterly Collection Period

Net Change in Open Stores during Quarterly Collection Period

Open Stores at end of Quarterly Collection Period

International

	Included Countries	Excluded Countries	Total International
Open Stores at end of prior Quarterly Collection Period

Store Openings during Quarterly Collection Period
Permanent Store Closures during Quarterly Collection Period

Net Change in Open Stores during Quarterly Collection Period

Open Stores at end of Quarterly Collection Period

Same Store Sales

	Franchise	Company Owned	International
Same-Store Sales Growth for Quarterly Collection Period

Collections and Retained Collections

Quarterly Collection Period
Collections
Franchisee Payments			$
Domestic Continuing Franchise Fees			$
International Continuing Franchise Fees			$
Initial Franchise Fees			$
Other Franchise Fees			$
PULSE Maintenance Fees			$
PULSE License Fees			$
Franchisee Insurance Proceeds			$
Other Franchisee Payments			$
Company-Owned Stores License Fees			$
Third-Party License Fees			$
Product Purchase Payments			$
Co-Issuers Insurance Proceeds			$
Asset Disposition Proceeds			$
Other Collections			$
Overseas Payments			$
Investment Income			$

Total Collections during Quarterly Collection Period			$

LESS: Excluded Amounts			$
Advertising Fees			$
Company-Owned Stores Advertising Fees			$
Product Purchase Payments			$
Other Excluded Amounts			$
Bank Account Expenses			$
PLUS: Weekly Distributor Profit Amount			$

Retained Collections Contributions	$
Retained Collections during Quarterly Collection Period	$

Number of Retained Collection Contributions made since Initial Closing Date

Number of Retained Collection Contributions made during current annual period

Aggregate amount of Retained Collections Contributions made during Quarterly Collection Period	$

Indemnification Payments received during Quarterly Collection Period	$

Weekly Master Servicing Amount

Open Stores in Contiguous U.S. as of end of prior Quarterly Collection Period

Base Annual Servicing Fee	$
Step-Up for every 100 Open Domino’s Stores in Contiguous U.S.	$
Annual inflation factor

Step-Up Amount for Quarterly Collection Period	$
Servicing Fee Pre-Inflation Adjustment	$
Inflation Adjustment
Deal Year

Inflation Adjustment

Weekly Master Servicing Amount	$
Total Weekly Master Servicing Amount for Quarterly Collection Period	$

Covenants

Calculation of DSCR

Net Cash Flow for Current Quarterly Payment Date:

Retained Collections for Quarterly Collection Period	$
Less:
Securitization Entities Operating Expenses paid during Quarterly Collection Period	$
Weekly Master Servicing Amounts paid during Quarterly Collection Period	$
Master Servicer Advances Reimbursement Amounts	$
PULSE Maintenance Fees	$
Retained Collections Contributions, if applicable, received during Quarterly Collection Period	$
Net Cash Flow for Quarterly Collection Period	$

Net Cash Flow for Quarterly Collection Period / Number of Days in Quarterly Collection Period	$
Multiplied by 91 if 52 week fiscal year or 92.75 if 53 week fiscal year
Adjusted Net Cash Flow for Quarterly Collection Period	$

Debt Service / Payments to Noteholders for Current Quarterly Payment Date:
Required Interest on Senior Notes
Series 2007-1 Class A-1 Quarterly Insured Interest	$
Series 2007-1 Class A-2 Quarterly Insured Interest	$
Insurer Premiums
Series 2007-1 Insurer Premiums	$
Other
Series 2007-1 Class A-1 Quarterly Commitment Fees	$
Total Debt Service	$

Adjusted Debt Service (first QCP only)	$

Debt Service Coverage Ratios

Quarterly DSCR	Quarterly Payment Date	Quarterly DSCR incl. Retained Coll. Contrib.	Quarterly DSCR not incl. Retained Coll. Contrib.
	10/25/2007	N/A	N/A
	N/A	N/A	N/A
	N/A	N/A	N/A
	N/A	N/A	N/A

One-Year DSCR (to be measured in connection with Extension Elections)	Quarterly Payment Date	One-Year DSCR incl. Retained Coll. Contrib.	One-Year DSCR not incl. Retained Coll. Contrib.

	N/A	N/A	N/A

Series 2007-1 Cash Trap Trigger Matrix	Quarterly DSCR	Series 2007-1 Cash Trapping Percentage
	< 1.75x	50%
	< 1.85x	25%
	>= 1.85x	0%

Quarterly DSCR Triggers	DSCR Triggers	Event Triggered	Commencement Date
	Cash Trapping Period		N/A
	Rapid Amortization Event		N/A
	Servicer Termination Event		N/A

Cash Trapping Percentages
Series 2007-1 Cash Trapping Percentage during Quarterly Collection Period		N/A
Series 2007-1 Cash Trapping Percentage following Current Quarterly Payment Date		N/A
Cash Trap Release Amounts
Series 2007-1 Partial Step-Down Cash Trapping Release occurred
Series 2007-1 Full Step-Down Cash Trapping Release occurred

Calculation of Series 2007-1 Partial Step-Down Cash Trapping Release Amount:
(a) Aggregate amount on deposit in Cash Trap Reserve Account less	$
(b) Series 2007-1 Partial Step-Down Cash Trapping Reduced Amount
(i) Quarterly DSCR
(ii) Amount that would have been on deposit in the Cash Trap Reserve Account if such Quarterly DSCR had been in effect for the duration of such Series 2007-1 Cash Trapping Period	$
Series 2007-1 Partial Step-Down Cash Trapping Release Amount	$

Calculation of Series 2007-1 Full Step-Down Cash Trapping Release Amount:
(a) Aggregate amount on deposit in Cash Trap Reserve Account less	$
(b) Series 2007-1 Full Step-Down Cash Trapping Reduced Amount
(i) Series 2007-1 Cash Trapping Percentage for the Second Full Step Down Release Event QCP
(ii) Series 2007-1 Cash Trapping Percentage for the First Full Step Down Release Event QCP
(iii) Quarterly DSCR for First Full Step-Down Release Event QCP
(iv) Amount that would have been on deposit in the Cash Trap Reserve Account if such Quarterly DSCR had been in effect for the duration of such Series 2007-1 Cash Trapping Period	$
Series 2007-1 Full Step-Down Cash Trapping Release Amount	$

Series 2007-1 Debt Service Amount

Series 2007-1 Class A-1 Quarterly Insured Interest	$
Series 2007-1 Class A-2 Quarterly Insured Interest	$
Series 2007-1 Insurer Premiums	$
Series 2007-1 Class A-1 Quarterly Commitment Fees	$
Series 2007-1 Debt Service Amount	$

Series 2007-1 Class M-1 Quarterly Interest	$
Series 2007-1 Class A-1 Quarterly Contingent Additional Interest	$
Series 2007-1 Class A-2 Quarterly Contingent Additional Interest	$
Series 2007-1 Class M-1 Quarterly Contingent Additional Interest	$
Series 2007-1 Weekly Extension Prepayment Amounts	$

Outstanding Principal Balances

Series 2007-1 Class A-1 Advance Notes outstanding
As of Prior Quarterly Payment Date	$
As of Current Quarterly Payment Date	$
Series 2007-1 Class A-1 Swingline Notes outstanding
As of Prior Quarterly Payment Date	$
As of Current Quarterly Payment Date	$
Series 2007-1 Class A-1 L/C Notes outstanding
As of Prior Quarterly Payment Date	$
As of Current Quarterly Payment Date	$
Series 2007-1 Class A-2 Notes Outstanding Principal Amount
As of Prior Quarterly Payment Date	$
As of Current Quarterly Payment Date	$
Series 2007-1 Class M-1 Notes Outstanding Principal Amount
As of Prior Quarterly Payment Date	$
As of Current Quarterly Payment Date	$

Series 2007-1 Prepayments
Amount of Series 2007-1 Class A-2 Notes to be prepaid on Quarterly Payment Date			$
Series 2007-1 Class A-2 Make-Whole Prepayment Premium			$
Amount of Series 2007-1 Class M-1 Notes to be prepaid on Quarterly Payment Date			$
Series 2007-1 Class M-1 Make-Whole Prepayment Premium			$

Priority of Payments

Priority of Payments during Quarterly Collection Period
i.		Indemnification Payments to Senior Notes Principal Payments Account or Subordinated Notes Principal Payments Account	$
ii.		Payments to Master Servicer:
	a.	Weekly Master Servicing Amount	$
	b.	Master Servicer Advances Reimbursement Amount	$
	c.	PULSE Maintenance Fees	$
iii.	a.	Capped Securitization Operating Expenses Amount to Master Issuer	$
	b.	Post-Default Capped Trustee Expenses Amount to Trustee	$
iv.		Senior Notes Accrued Quarterly Insured Interest Amount allocated to Senior Notes Interest Account	$
v.		Accrued Insurer Premiums Amount allocated to Insurer Premiums Account	$
vi.		Class A-1 Senior Notes Accrued Quarterly Commitment Fee Amount
		allocated to Class A-1 Senior Notes Commitment Fees Account	$
vii.		Insurer Expenses Amount paid to each Insurer	$
viii.		Insurer Reimbursements Amount paid to each Insurer	$
ix.		Capped Class A-1 Senior Notes Administrative Expenses Amount to Class A-1 Administrative Agent	$
x.		Senior Notes Interest Reserve Account Deficit Amount to Senior Notes Interest Reserve Account	$
xi.		Supplemental Master Servicing Fee paid to the Master Servicer	$
xii.		Cash Trapping Amount to Cash Trap Reserve Account	$
xiii.		If Rapid Amortization Period, all remaining funds to Senior Notes Principal Payments Account	$
xiv.		Senior Notes Accrued Targeted Principal Payments Amount allocated to Senior Notes Principal Payments Account	$
xv.		Excess Securitization Operating Expenses Amount to Master Issuer	$
xvi.		Excess Class A-1 Senior Notes Administrative Expenses Amount to Class A-1 Administrative Agent	$
xvii.		Class A-1 Senior Notes Other Amounts to Class A-1 Administrative Agent	$
xviii.		Subordinated Notes Accrued Quarterly Interest Amount allocated to Subordinated Notes Interest Account	$
xix.		If Rapid Amortization Period, all remaining funds allocated to Subordinated Notes Principal Payments Account	$
xx.		Subordinated Notes Accrued Targeted Principal Payments Amount allocated to Subordinated Notes Principal Payments Account	$
xxi.	a.	Senior Notes Accrued Quarterly Contingent Additional Interest Amount allocated to Senior Notes Contingent Additional Interest Account	$
	b.	Class A-1 Senior Notes Accrued Quarterly Uninsured Interest Amount allocated to Senior Notes Contingent Additional Interest Account	$
xxii.	a.	Senior Notes Quarterly Contingent Additional Interest Amount allocated to Senior Notes Contingent Additional Interest Account	$
	b.	Class A-1 Senior Notes Quarterly Uninsured Interest Amount allocated to Senior Notes Contingent Additional Interest Account	$
xxiii.		If no Rapid Amortization Event, Subordinated Notes Accrued Quarterly Contingent Additional Interest Amount allocated to Subordinated Notes Contingent Additional Interest Account	$
xxiv.		If during Rapid Amortization Event, Subordinated Notes Quarterly Contingent Additional Interest Amount allocated to Subordinated Notes Contingent Additional Interest Account	$
xxv.		Weekly Aggregate Extension Prepayment Amount allocated to the Senior Notes Principal Payments Account or Subordinated Notes Principal Payments Account	$
xxvi.		Residual Amount allocated to Residual Amounts Account	$
xxvii.		Residual Amount and all funds allocated to Residual Amounts Account to Master Issuer	$

xxviii.		Residual Amount	$

Series Allocations

Quarterly Collection Period

(a)	Indemnification Payments
	Allocated to Series 2007-1 Class A-1 Notes	$
	Allocated to Series 2007-1 Class A-2 Notes	$
	Allocated to Series 2007-1 Class M-1 Notes	$
(b)	Senior Notes Accrued Quarterly Insured Interest Amount
	Series 2007-1 Class A-1 Quarterly Interest	$
	Series 2007-1 Class A-2 Quarterly Interest	$
(c)	Accrued Insurer Premiums Amount
	Series 2007-1 Insurer Premiums	$
(d)	Class A-1 Senior Notes Accrued Quarterly Commitment Fee Amounts
	Series 2007-1 Class A-1 Quarterly Commitment Fees	$
(e)	Insurer Expenses Amounts
	Series 2007-1 Insurer Expenses	$
(f)	Insurer Reimbursement Amounts
	Series 2007-1 Insurer Reimbursements	$
(g)	Capped Class A-1 Senior Notes Administrative Expenses Amounts
	Series 2007-1 Class A-1 Administrative Expenses	$
(h)	Senior Notes Interest Reserve Account Deficit Amount
	Series 2007-1 Senior Notes Interest Reserve Account Deficit Amount	$
(i)	Cash Trapping Amount
	Series 2007-1 Cash Trapping Amount	$
(j)	Allocation of funds for payment of principal on Senior Notes following Rapid Amortization Event
	Allocated to Series 2007-1 Class A-1 Notes	$
	Allocated to Series 2007-1 Class A-2 Notes	$
(l)	Class A-1 Senior Notes Other Amounts
	Series 2007-1 Class A-1 Other Amounts	$
(m)	Subordinated Notes Accrued Quarterly Interest Amounts
	Series 2007-1 Class M-1 Quarterly Interest	$
(n)	Allocation of funds for payment of principal on Subordinated Notes following Rapid Amortization Event
	Allocated to Series 2007-1 Class M-1 Notes	$
(p)	Senior Notes Quarterly Contingent Additional Interest Amounts
	Series 2007-1 Class A-1 Quarterly Contingent Additional Interest	$
	Series 2007-1 Class A-2 Quarterly Contingent Additional Interest	$
(q)	Class A-1 Senior Notes Quarterly Uninsured Interest Amount
	Series 2007-1 Class A-1 Notes Quarterly Uninsured Interest	$
(r)	Subordinated Notes Accrued Quarterly Contingent Additional Interest Amounts
	Series 2007-1 Class M-1 Quarterly Contingent Additional Interest	$
(s)	Weekly Aggregate Extension Prepayment Amount
	Series 2007-1 Weekly Aggregate Extension Prepayment Amount	$

Adjustment Amounts for Quarterly Payment Date

Class A-1 Senior Notes Insured Interest Adjustment Amount	$
Class A-1 Senior Notes Insurer Premiums Adjustment Amount	$
Class A-1 Senior Notes Commitment Fee Adjustment Amount	$

Reserve Accounts

Quarterly Collection Period
Available Senior Notes Interest Reserve Account Amount as of Prior Quarterly Payment Date	$
Less Withdrawals Related to:
Senior Notes Aggregate Quarterly Insured Interest	$
Insurer Premiums	$
Class A-1 Senior Notes Aggregate Quarterly Commitment Fees	$
Senior Notes Interest Reserve Step-Down Release Amount	$
Withdrawal related to Legal Final Maturity Date	$
Plus Deposits Related to:
Senior Notes Interest Reserve Account Deficit Amount deposited pursuant to (10) of Priority of Payments	$
Available Senior Notes Interest Reserve Account Amount as of Current Quarterly Payment Date	$

Available Cash Trap Reserve Account Amount as of Prior Quarterly Payment Date	$
Less Withdrawals Related to:
Senior Notes Aggregate Quarterly Insured Interest	$
Insurer Premiums	$
Class A-1 Senior Notes Aggregate Quarterly Commitment Fees	$
Subordinated Notes Aggregate Quarterly Interest	$
Cash Trapping Release Amount	$
Amount withdrawn following Rapid Amortization Event	$
Withdrawal related to Adjusted Repayment Date	$
Plus Deposits:
Cash Trapping Amounts deposited pursuant to (12) of Priority of Payments	$

Available Cash Trap Reserve Account Amount as of Current Quarterly Payment Date	$

EXHIBIT C

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Monthly Distributor Profit Certificate

Dates / Periods

Preceding Fiscal Month
Beginning Date

Ending Date

Current Quarterly Collection Period
Beginning Date

Ending Date

Quarterly Payment Date Related to Current Quarterly Collection Period

Domestic Distributor

Distribution Revenue	$ —

Food & Supplies—COS, excluding amounts related to Product Purchase Agreements	$ —
DPL Product Purchase Agreement payments	—
Veggie Processor Product Purchase Agreement payments	—
Domino’s International Product Purchase Agreement payments	—
Labor—COS	—
Delivery—COS	—
Telephone & Utilities—COS	—
Rent—COS	—
Insurance—COS	—
Other Expenses—COS	—

Total Cost of Sales	$ —

Labor—G&A	$ —
Advertising—G&A	—
Insurance—G&A	—
Other Expenses—G&A	—

Total G&A Expenses	$ —

Actual Monthly Distributor Profit Amount for Preceding Fiscal Month	$ —

Canadian Distributor

Distribution Revenue	$ —

Food & Supplies—COS, excluding amounts related to Product Purchase Agreements	$ —
Canadian Manufacturer Product Purchase Agreement payments	—
Labor—COS	—
Delivery—COS	—
Telephone & Utilities—COS	—
Rent—COS	—
Insurance—COS	—
Other Expenses—COS	—

Total Cost of Sales	$ —

Labor—G&A	$ —
Advertising—G&A	—
Insurance—G&A	—
Other Expenses—G&A	—

Total G&A Expenses	$ —

Actual Monthly Distributor Profit Amount for Preceding Fiscal Month	$ —

Total Actual Monthly Distributor Profit Amount for Preceding Fiscal Month	$ —

Agg. Estimated Weekly Distributor Profit Amounts distributed to Collection Account during preceding fiscal month	$ —

Monthly Distributor Profit Adjustment Amount	$ —

Exhibit D-1

FORM OF GRANT OF SECURITY INTEREST IN TRADEMARKS

GRANT OF SECURITY INTEREST IN TRADEMARKS (the “Grant”), dated as of April 16, 2007, made by DOMINO’S IP HOLDER LLC, a Delaware limited liability company (“Grantor”), in favor of CITIBANK, N.A., a national banking association, as trustee (“Secured Party”).

WHEREAS, Grantor is the owner of the United States trademarks and service marks set forth in Schedule 1 attached hereto, including the associated registrations and applications for registration set forth in Schedule 1 attached hereto (collectively, the “Trademarks”) and all goodwill of any business associated and connected therewith or symbolized thereby; and

WHEREAS, pursuant to the Base Indenture, dated as of April 16, 2007, by and among Grantor, Domino’s Pizza Master Issuer LLC, a Delaware limited liability company, Domino’s Pizza Distribution LLC, a Delaware limited liability company, Domino’s SPV Canadian Holding Company Inc., a Delaware corporation, and the Secured Party (the “Agreement”), Grantor granted, assigned and conveyed to Secured Party a continuing security interest in, and lien on, certain intellectual property, including the Trademarks and the goodwill of the business symbolized by the Trademarks and all products and proceeds of the foregoing (collectively the “Trademark Collateral”); and

WHEREAS, pursuant to Section 8.25(c) of the Agreement, Grantor agreed to execute and deliver to Secured Party this Grant for purposes of filing the same with the United States Patent and Trademark Office (the “PTO”) to confirm, evidence and perfect the security interest in the Trademark Collateral granted pursuant to the Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to all applicable terms and conditions of the Agreement, which are incorporated by reference as if fully set forth herein, Grantor hereby grants, assigns and conveys to Secured Party a continuing security interest in, and lien on, the Trademark Collateral, in each case, now existing or hereafter acquired, provided that the grant of security interest shall not include any intent-to-use Trademark application or Trademark that may be deemed invalidated, canceled or abandoned due to the grant and/or enforcement of such security interest unless and until such time that the grant and/or enforcement of the security interest will not affect the validity of such Trademark.

1. The parties intend that this Grant is for recordation purposes only and its terms shall not modify the applicable terms and conditions of the Agreement, which govern the Secured Party’s interest in the Trademark Collateral. Grantor hereby acknowledges the sufficiency and completeness of this Grant to create the security interest in the Trademark Collateral for the Secured Party, and Grantor hereby requests the PTO to file and record the same together with the annexed Schedule 1.

2. Grantor and Secured Party hereby acknowledge and agree that the security interest in the Trademark Collateral may be terminated only in accordance with the terms of the Agreement.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has caused this Grant to be duly executed and delivered as of the date first above written.

DOMINO’S IP HOLDER LLC

By:
Name:
Title:

MICHIGAN STATE	)
	)	ss.
COUNTY OF WASHTENAW	)

On this      day of April, 2007, before me, the undersigned, a Notary Public in and for the State of Michigan, duly commissioned and sworn, personally appeared                     , to me known to be the                      of Domino’s IP Holder LLC, the limited liability company that executed the within and foregoing instrument, and acknowledged said instrument to be free and voluntary deed of said limited liability company for the uses and the purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

(Signature of Notary)

(Legibly Print or Stamp Name of Notary)

Notary public in and for the State of Michigan, residing at

My appointment expires

Acting in the County of: Washtenaw

Exhibit D-2

FORM OF GRANT OF SECURITY INTEREST IN PATENTS

GRANT OF SECURITY INTEREST IN PATENTS (the “Grant”), dated as of April 16, 2007, made by Domino’s IP Holder LLC, a Delaware limited liability company (“Grantor”), in favor of CITIBANK, N.A., a national banking association, as trustee (“Secured Party”).

WHEREAS, Grantor is the owner of the United States patents and patent applications set forth in Schedule 1 attached hereto (collectively, the “Patents”); and

WHEREAS, pursuant to the Base Indenture, dated as of April 16, 2007, by and among Grantor, Domino’s Pizza Master Issuer LLC, a Delaware limited liability company, Domino’s Pizza Distribution LLC, a Delaware limited liability company, Domino’s SPV Canadian Holding Company Inc., a Delaware corporation, and the Secured Party (the “Agreement”), Grantor granted, assigned and conveyed to Secured Party a continuing security interest in, and lien on, certain intellectual property, including the Patents and all products and proceeds of the foregoing (collectively, the “Patent Collateral”); and

WHEREAS, pursuant to Section 8.25(c) of the Agreement, Grantor agreed to execute and deliver to Secured Party this Grant for purposes of filing the same with the United States Patent and Trademark Office (the “PTO”) to confirm, evidence and perfect the security interest in the Patent Collateral granted pursuant to the Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to all applicable terms and conditions of the Agreement, which are incorporated by reference as if fully set forth herein, Grantor hereby grants, assigns and conveys to Secured Party a continuing security interest in, and lien on, the Patent Collateral, in each case, now existing or hereafter acquired.

1. The parties intend that this Grant is for recordation purposes only and its terms shall not modify the applicable terms and conditions of the Agreement, which govern the Secured Party’s interest in the Patent Collateral. Grantor hereby acknowledges the sufficiency and completeness of this Grant to create the security interest in the Patent Collateral for the Secured Party, and Grantor hereby requests the PTO to file and record the same together with the annexed Schedule 1.

2. Grantor and Secured Party hereby acknowledge and agree that the security interest in the Patent Collateral may be terminated only in accordance with the terms of the Agreement.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has caused this Grant to be duly executed and delivered as of the date first above written.

DOMINO’S IP HOLDER LLC

By:
Name:
Title:

MICHIGAN STATE	)
	)	ss.
COUNTY OF WASHTENAW	)

On this      day of April, 2007, before me, the undersigned, a Notary Public in and for the State of Michigan, duly commissioned and sworn, personally appeared                     , to me known to be the                      of Domino’s IP Holder LLC, the limited liability company that executed the within and foregoing instrument, and acknowledged said instrument to be free and voluntary deed of said limited liability company for the uses and the purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

(Signature of Notary)

(Legibly Print or Stamp Name of Notary)

Notary public in and for the State of Michigan, residing at

My appointment expires

Acting in the County of: Washtenaw

Exhibit D-3

FORM OF GRANT OF SECURITY INTEREST IN COPYRIGHTS

GRANT OF SECURITY INTEREST IN COPYRIGHTS (the “Grant”), dated as of April 16, 2007, made by Domino’s IP Holder LLC, a Delaware limited liability company (“Grantor”), in favor of CITIBANK, N.A., a national banking association, as trustee (“Secured Party”).

WHEREAS, the Grantor is the owner of the United States copyrights (including the associated registrations and applications for registration) set forth in Schedule 1 attached hereto (collectively, the “Copyrights”); and

WHEREAS, pursuant to the Base Indenture, dated as of April 16, 2007, by and among Grantor, Domino’s Pizza Master Issuer LLC, a Delaware limited liability company, Domino’s Pizza Distribution LLC, a Delaware limited liability company, Domino’s SPV Canadian Holding Company Inc., a Delaware corporation, and the Secured Party (the “Agreement”), Grantor granted, assigned and conveyed to Secured Party a continuing security interest in, and lien on, certain intellectual property, including the Copyrights and all products and proceeds of the foregoing (collectively, the “Copyright Collateral”); and

WHEREAS, pursuant to Section 8.25(c) of the Agreement, Grantor agreed to execute and deliver to Secured Party this Grant for purposes of filing the same with the United States Copyright Office (the “Copyright Office”) to confirm, evidence and perfect the security interest in the Copyright Collateral granted pursuant to the Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to all applicable terms and conditions of the Agreement, which are incorporated by reference as if fully set forth herein, the Grantor hereby grants, assigns and conveys to Secured Party a continuing security interest in, and lien, on the Copyright Collateral, in each case, now existing or hereafter acquired.

1. The parties intend that this Grant is for recordation purposes only and its terms shall not modify the applicable terms and conditions of the Agreement, which govern the Secured Party’s interest in the Copyright Collateral. Grantor hereby acknowledges the sufficiency and completeness of this Grant to create the security interest in the Copyright Collateral and to grant the same to the Secured Party, and Grantor hereby requests the Copyright Office to file and record the same together with the annexed Schedule 1.

2. Grantor and Secured Party hereby acknowledge and agree that the security interest in the Copyright Collateral may be terminated only in accordance with the terms of the Agreement.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has caused this Grant to be duly executed and delivered as of the date first above written.

DOMINO’S IP HOLDER LLC

By:
Name:
Title:

MICHIGAN STATE	)
	)	ss.
COUNTY OF WASHTENAW	)

On this      day of April, 2007, before me, the undersigned, a Notary Public in and for the State of Michigan, duly commissioned and sworn, personally appeared                     , to me known to be the                      of Domino’s IP Holder LLC, the limited liability company that executed the within and foregoing instrument, and acknowledged said instrument to be free and voluntary deed of said limited liability company for the uses and the purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

(Signature of Notary)

(Legibly Print or Stamp Name of Notary)

Notary public in and for the State of Michigan, residing at

My appointment expires

Acting in the County of: Washtenaw

Exhibit E-1

FORM OF SUPPLEMENTAL GRANT OF SECURITY INTEREST IN TRADEMARKS

GRANT OF SUPPLEMENTAL SECURITY INTEREST IN TRADEMARKS (the “Grant”), dated as of [            ], made by [                    ], a [                    ] (“Grantor”), in favor of CITIBANK, N.A., a national banking association, as trustee (“Secured Party”).

WHEREAS, Grantor is the owner of the United States trademarks and service marks set forth in Schedule 1 attached hereto, including the associated registrations and applications for registration set forth in Schedule 1 attached hereto (collectively, the “Trademarks”) and all goodwill of any business associated and connected therewith or symbolized thereby; and

WHEREAS, pursuant to the Base Indenture, dated as of April 16, 2007, by and among Grantor, Domino’s Pizza Master Issuer LLC, a Delaware limited liability company, Domino’s Pizza Distribution LLC, a Delaware limited liability company, Domino’s SPV Canadian Holding Company Inc., a Delaware corporation, and the Secured Party (the “Agreement”), Grantor granted, assigned and conveyed to Secured Party a continuing security interest in, and lien on, certain intellectual property, including the Trademarks and the goodwill of the business symbolized by the Trademarks and all products and proceeds of the foregoing (collectively the “Trademark Collateral”); and

WHEREAS, pursuant to Sections 8.25(d) and (e) of the Agreement, Grantor agreed to execute and deliver to Secured Party this Grant for purposes of filing the same with the United States Patent and Trademark Office (the “PTO”) to confirm, evidence and perfect the security interest in the Trademark Collateral granted pursuant to the Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to all applicable terms and conditions of the Agreement, which are incorporated by reference as if fully set forth herein, Grantor hereby grants, assigns and conveys to Secured Party a continuing security interest in, and lien on, the Trademark Collateral, in each case, now existing or hereafter acquired, provided that the grant of security interest shall not include any intent-to-use Trademark application or Trademark that may be deemed invalidated, canceled or abandoned due to the grant and/or enforcement of such security interest unless and until such time that the grant and/or enforcement of the security interest will not affect the validity of such Trademark.

1. The parties intend that this Grant is for recordation purposes only and its terms shall not modify the applicable terms and conditions of the Agreement, which govern the Secured Party’s interest in the Trademark Collateral. Grantor hereby acknowledges the sufficiency and completeness of this Grant to create the security interest in the Trademark Collateral for the Secured Party, and Grantor hereby requests the PTO to file and record the same together with the annexed Schedule 1.

2. Grantor and Secured Party hereby acknowledge and agree that the security interest in the Trademark Collateral may be terminated only in accordance with the terms of the Agreement.

IN WITNESS WHEREOF, the undersigned has caused this Grant to be duly executed and delivered as of the date first above written.

[ ]

By:
Name:
Title:

MICHIGAN STATE	)
	)	ss.
COUNTY OF WASHTENAW	)

On this [    ] day of [            ], before me, the undersigned, a Notary Public in and for the State of Michigan, duly commissioned and sworn, personally appeared [                    ], to me known to be the [                    ] of, [                    ] the [                    ] that executed the within and foregoing instrument, and acknowledged said instrument to be free and voluntary deed of said limited liability company for the uses and the purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

(Signature of Notary)

(Legibly Print or Stamp Name of Notary)

Notary public in and for the State of Michigan, residing at

My appointment expires

Acting in the County of: Washtenaw

Exhibit E-2

FORM OF GRANT OF SUPPLEMENTAL SECURITY INTEREST IN PATENTS

GRANT OF SUPPLEMENTAL SECURITY INTEREST IN PATENTS (the “Grant”), dated as of [            ], made by [                    ], a [                    ] (“Grantor”), in favor of CITIBANK, N.A., a national banking association, as trustee (“Secured Party”).

WHEREAS, Grantor is the owner of the United States patents and patent applications set forth in Schedule 1 attached hereto (collectively, the “Patents”); and

WHEREAS, pursuant to the Base Indenture, dated as of April 16, 2007, by and among Grantor, Domino’s Pizza Master Issuer LLC, a Delaware limited liability company, Domino’s Pizza Distribution LLC, a Delaware limited liability company, Domino’s SPV Canadian Holding Company Inc., a Delaware corporation, and the Secured Party (the “Agreement”), Grantor granted, assigned and conveyed to Secured Party a continuing security interest in, and lien on, certain intellectual property, including the Patents and all products and proceeds of the foregoing (collectively, the “Patent Collateral”); and

WHEREAS, pursuant to Sections 8.25(d) and (e) of the Agreement, Grantor agreed to execute and deliver to Secured Party this Grant for purposes of filing the same with the United States Patent and Trademark Office (the “PTO”) to confirm, evidence and perfect the security interest in the Patent Collateral granted pursuant to the Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to all applicable terms and conditions of the Agreement, which are incorporated by reference as if fully set forth herein, Grantor hereby grants, assigns and conveys to Secured Party a continuing security interest in, and lien on, the Patent Collateral, in each case, now existing or hereafter acquired.

1. The parties intend that this Grant is for recordation purposes only and its terms shall not modify the applicable terms and conditions of the Agreement, which govern the Secured Party’s interest in the Patent Collateral. Grantor hereby acknowledges the sufficiency and completeness of this Grant to create the security interest in the Patent Collateral for the Secured Party, and Grantor hereby requests the PTO to file and record the same together with the annexed Schedule 1.

2. Grantor and Secured Party hereby acknowledge and agree that the security interest in the Patent Collateral may be terminated only in accordance with the terms of the Agreement.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has caused this Grant to be duly executed and delivered as of the date first above written.

[ ]

By:
Name:
Title:

MICHIGAN STATE	)
	)	ss.
COUNTY OF WASHTENAW	)

On this [    ] day of [            ], before me, the undersigned, a Notary Public in and for the State of Michigan, duly commissioned and sworn, personally appeared [                    ], to me known to be the [                    ] of, [                    ] the [                    ] that executed the within and foregoing instrument, and acknowledged said instrument to be free and voluntary deed of said limited liability company for the uses and the purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

(Signature of Notary)

(Legibly Print or Stamp Name of Notary)

Notary public in and for the State of Michigan, residing at

My appointment expires

Acting in the County of: Washtenaw

Exhibit E-3

FORM OF GRANT OF SUPPLEMENTAL SECURITY INTEREST IN COPYRIGHTS

GRANT OF SUPPLEMENTAL SECURITY INTEREST IN COPYRIGHTS (the “Grant”), dated as of [            ], made by [                    ], a [                    ] (“Grantor”), in favor of CITIBANK, N.A., a national banking association, as trustee (“Secured Party”).

WHEREAS, the Grantor is the owner of the United States copyrights (including the associated registrations and applications for registration) set forth in Schedule 1 attached hereto (collectively, the “Copyrights”); and

WHEREAS, pursuant to the Base Indenture, dated as of April 16, 2007, by and among Grantor, Domino’s Pizza Master Issuer LLC, a Delaware limited liability company, Domino’s Pizza Distribution LLC, a Delaware limited liability company, Domino’s SPV Canadian Holding Company Inc., a Delaware corporation, and the Secured Party (the “Agreement”), Grantor granted, assigned and conveyed to Secured Party a continuing security interest in, and lien on, certain intellectual property, including the Copyrights and all products and proceeds of the foregoing (collectively, the “Copyright Collateral”); and

WHEREAS, pursuant to Sections 8.25(d) and (e) of the Agreement, Grantor agreed to execute and deliver to Secured Party this Grant for purposes of filing the same with the United States Copyright Office (the “Copyright Office”) to confirm, evidence and perfect the security interest in the Copyright Collateral granted pursuant to the Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to all applicable terms and conditions of the Agreement, which are incorporated by reference as if fully set forth herein, the Grantor hereby grants, assigns and conveys to Secured Party a continuing security interest in, and lien, on the Copyright Collateral, in each case, now existing or hereafter acquired.

1. The parties intend that this Grant is for recordation purposes only and its terms shall not modify the applicable terms and conditions of the Agreement, which govern the Secured Party’s interest in the Copyright Collateral. Grantor hereby acknowledges the sufficiency and completeness of this Grant to create the security interest in the Copyright Collateral and to grant the same to the Secured Party, and Grantor hereby requests the Copyright Office to file and record the same together with the annexed Schedule 1.

2. Grantor and Secured Party hereby acknowledge and agree that the security interest in the Copyright Collateral may be terminated only in accordance with the terms of the Agreement.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has caused this Grant to be duly executed and delivered as of the date first above written.

[ ]

By:
Name:
Title:

MICHIGAN STATE	)
	)	ss.
COUNTY OF WASHTENAW	)

On this [    ] day of [            ], before me, the undersigned, a Notary Public in and for the State of Michigan, duly commissioned and sworn, personally appeared [                    ], to me known to be the [                    ] of, [                    ] the [                    ] that executed the within and foregoing instrument, and acknowledged said instrument to be free and voluntary deed of said limited liability company for the uses and the purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

(Signature of Notary)

(Legibly Print or Stamp Name of Notary)

Notary public in and for the State of Michigan, residing at

My appointment expires

Acting in the County of: Washtenaw

Exhibit F

Form of Information Request Certification

Citibank, N.A.

388 Greenwich Street

14th Floor

New York, NY 10013

Attention: Agency & Trust – Domino’s Pizza

Pursuant to Section 4.4 of the Base Indenture, dated as of April 16, 2007, by and among Domino’s Pizza Master Issuer LLC, Domino’s Pizza Distribution LLC, Domino’s SPV Canadian Holding Company, Inc. and Domino’s IP Holder LLC, as Co-Issuers, and Citibank, N.A. as Trustee (the “Base Indenture”), the undersigned hereby certifies and agrees to the following conditions. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in Annex A to the Base Indenture.

1. The undersigned is a [Noteholder][Note Owner][prospective purchaser] of (Please check as applicable):

(i)          5.261% Fixed Rate Series 2007-1 Senior Notes, Class A-2

(ii)          7.629% Fixed Rate Series 2007-1 Subordinated Notes, Class M-1

2. In the case that the undersigned is a Note Owner, the undersigned is a beneficial owner of Notes. In the case that the undersigned is a prospective purchaser, the undersigned has been designated by a Noteholder or a Note Owner as a prospective transferee of Notes.

3. The undersigned is requesting all information and copies of all documents that the Trustee is required to deliver to such Noteholder, Note Owner or prospective purchaser, as the case may be, pursuant to Section 4.4 of the Base Indenture. In the case that the undersigned is a Noteholder or a Note Owner, the undersigned is also requesting access to the Trustee’s website pursuant to Section 4.4 of the Base Indenture.

4. The undersigned is requesting such information solely for use in evaluating the undersigned’s investment, or possible investment in the case of a prospective purchaser, in the Notes.

5. The undersigned is not a Competitor.

6. In consideration of the Trustee’s disclosure to the undersigned, the undersigned will keep the information confidential (except from such outside persons as are assisting it in evaluating its interest in the Notes, from its accountants and attorneys, and otherwise from such governmental or banking authorities to which the undersigned is subject), and such information will not be disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives in any manner whatsoever, without the prior written consent of the Trustee.

7. The undersigned will not use or disclose the information in any manner which could result in a violation of any provision of the Securities Act or the Exchange Act or would require registration of any non-registered security pursuant to the Securities Act.

IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by its duly authorized officer.

[Name of [Noteholder][Note Owner][prospective purchaser]]

By:	Date:
Name:
Title: